UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3114

Fidelity Select Portfolios
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

William C. Coffey, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2019

Item 1.

Reports to Stockholders

Fidelity® Select Portfolios®
Consumer Discretionary Sector

Automotive Portfolio

Communication Services Portfolio (formerly Multimedia Portfolio)

Construction and Housing Portfolio

Consumer Discretionary Portfolio

Leisure Portfolio

Retailing Portfolio

Annual Report

February 28, 2019

Includes Fidelity and Fidelity Advisor share classes

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

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Contents

Automotive Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Communication Services Portfolio (formerly Multimedia Portfolio)
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Construction and Housing Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Consumer Discretionary Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Leisure Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Retailing Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Automotive Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Automotive Portfolio	(4.66)%	2.77%	21.93%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Automotive Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$72,656	Automotive Portfolio
$46,739	S&P 500® Index

Automotive Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Elliot Mattingly:  For the fiscal year, the fund returned -4.66%, outpacing the -5.87% result of the FactSet Automotive Linked Index, but notably underperforming the broad-based S&P 500® index. I believe that the global automotive industry is approaching the later stages of the cycle, with a late-2018 market decline and subsequent rally in 2019 resulting in less certainty overall. Against this backdrop, the fund’s outperformance of the FactSet industry index was due to strong security selection, particularly among automobile manufacturers and automotive retailers. Stock picks in the construction machinery & heavy trucks and auto parts & equipment groups aided relative performance to a lesser extent, as did an overweighting in diversified support services. Specifically, the fund’s leading relative contributor was our overweighting in salvage auction company Copart (+24%). It also helped to hold an out-of-index stake in Allison Transmission Holdings (+26%) and an overweighted position in retailer O’Reilly Automotive (+52%). Conversely, investment choices within automotive distributors weighed on the fund’s relative result. In addition, despite good stock picking, underweighting automotive retailers Advance Auto Parts (+42%) and AutoZone (+41%) detracted notably given the broader group’s strong performance. Lastly, an overweighted position in shares of Lear (-17%), a maker of automotive seats and wiring harnesses, also hurt. All of these stocks continued to be held in the fund at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Automotive Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
General Motors Co.	11.4
Tesla, Inc.	9.7
Honda Motor Co. Ltd. sponsored ADR	8.5
Toyota Motor Corp. sponsored ADR	8.2
O'Reilly Automotive, Inc.	5.4
Ford Motor Co.	5.0
Aptiv PLC	4.7
Magna International, Inc. Class A (sub. vtg.)	4.5
AutoZone, Inc.	4.3
Copart, Inc.	4.2
65.9

Top Industries (% of fund's net assets)

As of February 28, 2019
Automobiles	51.6%
Auto Components	20.0%
Specialty Retail	15.6%
Commercial Services & Supplies	6.6%
Distributors	4.1%
All Others*	2.1%

* Includes short-term investments and net other assets (liabilities).

Automotive Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Auto Components - 20.0%
Auto Parts & Equipment - 19.6%
Adient PLC	2,700	$52,488
Aptiv PLC	23,128	1,922,168
Autoliv, Inc.	5,500	449,955
BorgWarner, Inc.	25,100	1,019,311
Dana Holding Corp.	7,500	148,125
Delphi Technologies PLC	2,452	53,478
Gentex Corp.	23,300	473,922
Lear Corp.	10,700	1,627,149
Magna International, Inc. Class A (sub. vtg.)	34,500	1,820,495
Stoneridge, Inc. (a)	7,840	231,829
Tenneco, Inc.	6	208
Veoneer, Inc. (a)(b)	3,700	113,072
Visteon Corp. (a)	1,240	106,218
		8,018,418
Tires & Rubber - 0.4%
The Goodyear Tire & Rubber Co.	7,800	154,284

TOTAL AUTO COMPONENTS		8,172,702

Automobiles - 51.2%
Automobile Manufacturers - 51.2%
Ferrari NV	10,100	1,295,426
Fiat Chrysler Automobiles NV (b)	104,500	1,539,285
Ford Motor Co.	234,531	2,056,837
General Motors Co.	118,214	4,667,086
Honda Motor Co. Ltd. sponsored ADR	123,095	3,479,896
NIO, Inc. sponsored ADR (a)	47,100	449,886
Subaru Corp.	4,400	112,109
Tesla, Inc. (a)	12,391	3,963,633
Toyota Motor Corp. sponsored ADR (b)	27,517	3,330,658
		20,894,816
Commercial Services & Supplies - 6.6%
Diversified Support Services - 6.6%
Boyd Group Income Fund	700	64,822
Copart, Inc. (a)	29,300	1,719,031
KAR Auction Services, Inc.	19,380	913,767
		2,697,620
Distributors - 4.1%
Distributors - 4.1%
Genuine Parts Co.	8,800	957,264
LKQ Corp. (a)	26,600	736,820
		1,694,084
Electronic Equipment & Components - 0.2%
Electronic Manufacturing Services - 0.2%
CTS Corp.	2,100	67,452
Interactive Media & Services - 0.1%
Interactive Media & Services - 0.1%
CarGurus, Inc. Class A (a)	800	34,184
Machinery - 1.7%
Construction Machinery & Heavy Trucks - 1.7%
Allison Transmission Holdings, Inc.	13,900	690,830
Specialty Retail - 15.6%
Automotive Retail - 15.6%
Advance Auto Parts, Inc.	5,400	873,612
AutoNation, Inc. (a)	2,100	74,046
AutoZone, Inc. (a)	1,848	1,735,217
CarMax, Inc. (a)	13,600	844,560
Carvana Co. Class A (a)(b)	7,400	331,964
Lithia Motors, Inc. Class A (sub. vtg.)	3,400	306,918
O'Reilly Automotive, Inc. (a)	5,877	2,186,009
		6,352,326
TOTAL COMMON STOCKS
(Cost $30,127,097)		40,604,014

Nonconvertible Preferred Stocks - 0.4%
Automobiles - 0.4%
Automobile Manufacturers - 0.4%
Volkswagen AG
(Cost $123,020)	900	154,477

Money Market Funds - 4.7%
Fidelity Cash Central Fund, 2.44% (c)	171,685	171,719
Fidelity Securities Lending Cash Central Fund 2.45% (c)(d)	1,739,781	1,739,956
TOTAL MONEY MARKET FUNDS
(Cost $1,911,675)		1,911,675
TOTAL INVESTMENT IN SECURITIES - 104.6%
(Cost $32,161,792)		42,670,166
NET OTHER ASSETS (LIABILITIES) - (4.6)%		(1,888,965)
NET ASSETS - 100%		$40,781,201

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,474
Fidelity Securities Lending Cash Central Fund	50,159
Total	$54,633

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$40,604,014	$40,491,905	$112,109	$--
Nonconvertible Preferred Stocks	154,477	154,477	--	--
Money Market Funds	1,911,675	1,911,675	--	--
Total Investments in Securities:	$42,670,166	$42,558,057	$112,109	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	64.9%
Japan	17.0%
Netherlands	7.0%
Bailiwick of Jersey	4.8%
Canada	4.7%
Cayman Islands	1.1%
Others (Individually Less Than 1%)	0.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Automotive Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $1,690,682) — See accompanying schedule: Unaffiliated issuers (cost $30,250,117)	$40,758,491
Fidelity Central Funds (cost $1,911,675)	1,911,675
Total Investment in Securities (cost $32,161,792)		$42,670,166
Receivable for investments sold		1,098,417
Receivable for fund shares sold		44,548
Dividends receivable		78,422
Distributions receivable from Fidelity Central Funds		1,169
Prepaid expenses		468
Other receivables		2,582
Total assets		43,895,772
Liabilities
Payable for investments purchased	$969,755
Payable for fund shares redeemed	344,083
Accrued management fee	18,303
Other affiliated payables	9,053
Other payables and accrued expenses	33,682
Collateral on securities loaned	1,739,695
Total liabilities		3,114,571
Net Assets		$40,781,201
Net Assets consist of:
Paid in capital		$30,351,954
Total distributable earnings (loss)		10,429,247
Net Assets, for 1,225,154 shares outstanding		$40,781,201
Net Asset Value, offering price and redemption price per share ($40,781,201 ÷ 1,225,154 shares)		$33.29

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$811,912
Income from Fidelity Central Funds (including $50,159 from security lending)		54,633
Total income		866,545
Expenses
Management fee	$232,527
Transfer agent fees	99,167
Accounting and security lending fees	17,992
Custodian fees and expenses	5,650
Independent trustees' fees and expenses	250
Registration fees	21,803
Audit	41,477
Legal	312
Miscellaneous	1,293
Total expenses before reductions	420,471
Expense reductions	(2,673)
Total expenses after reductions		417,798
Net investment income (loss)		448,747
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,270,550
Fidelity Central Funds	516
Foreign currency transactions	279
Total net realized gain (loss)		1,271,345
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(3,853,245)
Assets and liabilities in foreign currencies	(368)
Total change in net unrealized appreciation (depreciation)		(3,853,613)
Net gain (loss)		(2,582,268)
Net increase (decrease) in net assets resulting from operations		$(2,133,521)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$448,747	$569,500
Net realized gain (loss)	1,271,345	8,846,812
Change in net unrealized appreciation (depreciation)	(3,853,613)	(367,737)
Net increase (decrease) in net assets resulting from operations	(2,133,521)	9,048,575
Distributions to shareholders	(3,068,342)	–
Distributions to shareholders from net investment income	–	(298,505)
Distributions to shareholders from net realized gain	–	(8,188,561)
Total distributions	(3,068,342)	(8,487,066)
Share transactions
Proceeds from sales of shares	11,884,432	34,198,768
Reinvestment of distributions	2,935,846	8,170,537
Cost of shares redeemed	(24,976,652)	(40,862,610)
Net increase (decrease) in net assets resulting from share transactions	(10,156,374)	1,506,695
Redemption fees	–	2,072
Total increase (decrease) in net assets	(15,358,237)	2,070,276
Net Assets
Beginning of period	56,139,438	54,069,162
End of period	$40,781,201	$56,139,438
Other Information
Undistributed net investment income end of period	$–	$79,774
Shares
Sold	351,778	882,784
Issued in reinvestment of distributions	87,676	228,135
Redeemed	(710,478)	(1,084,888)
Net increase (decrease)	(271,024)	26,031

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Automotive Portfolio

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$37.52	$36.78	$33.72	$48.82	$56.95
Income from Investment Operations
Net investment income (loss)B	.36	.39C	.33	.65	.42
Net realized and unrealized gain (loss)	(2.15)	6.11	5.22	(9.37)	3.05
Total from investment operations	(1.79)	6.50	5.55	(8.72)	3.47
Distributions from net investment income	(.38)	(.20)	(.52)	(.45)	(.38)
Distributions from net realized gain	(2.06)	(5.56)	(1.98)	(5.93)	(11.22)
Total distributions	(2.44)	(5.76)	(2.49)D	(6.38)	(11.60)
Redemption fees added to paid in capitalB	–	–E	–E	–E	–E
Net asset value, end of period	$33.29	$37.52	$36.78	$33.72	$48.82
Total ReturnF	(4.66)%	19.08%	16.80%	(20.00)%	8.04%
Ratios to Average Net AssetsG,H
Expenses before reductions	.97%	.97%	.96%	.87%	.85%
Expenses net of fee waivers, if any	.97%	.96%	.96%	.87%	.85%
Expenses net of all reductions	.97%	.96%	.95%	.86%	.85%
Net investment income (loss)	1.04%	1.04%C	.92%	1.49%	.82%
Supplemental Data
Net assets, end of period (000 omitted)	$40,781	$56,139	$54,069	$65,745	$137,877
Portfolio turnover rateI	31%	117%	83%	80%	71%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .83%.

 D Total distributions of $2.49 per share is comprised of distributions from net investment income of $.515 and distributions from net realized gain of $1.975 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Communication Services Portfolio (formerly Multimedia Portfolio)

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	1.84%	5.73%	20.14%
Class M (incl. 3.50% sales charge)	4.20%	6.21%	20.41%
Class C (incl. contingent deferred sales charge)	6.90%	6.94%	20.83%
Communication Services Portfolio	8.12%	7.00%	20.86%
Class I	8.13%	7.00%	20.86%
Class Z	8.15%	7.00%	20.86%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class A, Class M, Class C, Class I and Class Z shares took place on November 30, 2018. Returns prior to November 30, 2018, are those of Communication Services Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Communication Services Portfolio, a class of the fund, on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$66,494	Communication Services Portfolio
$46,739	S&P 500® Index

Communication Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Matthew Drukker:  For the year, the fund's share classes returned roughly 8%, trailing the 8.38% result of the sector benchmark, the MSCI U.S. IMI Communication Services 25/50 Index, but outpacing the S&P 500®. Versus the MSCI index, stock selection and an overweighting in interactive media & services held back the fund's relative result. Within this group, the fund's overweighting in social media platform Facebook detracted versus the sector benchmark, partly due to ongoing data-privacy concerns. An overweighting in shares of video-game developer Activision Blizzard also hurt the relative return. Conversely, underweighting shares of integrated telecommunication services firms added value versus the sector benchmark. Here, avoiding new index component Verizon Communications added value. Elsewhere, stock picking in the cable & satellite industry group contributed on a relative basis, mainly due to timely ownership of U.K.-based Liberty Global.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to Shareholders:  Aligned with changes to the Global Industry Classification Standard (GICS) structure, on December 1, 2018, the fund's name changed to Select Communication Services Portfolio and its supplemental benchmark changed from the MSCI US IM Media 25/50 Index to the MSCI U.S. IMI Communication Services 25/50 Index. Also on December 1, Matthew Drukker became sole Portfolio Manager of the fund, succeeding Nidhi Gupta.

Communication Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
Alphabet, Inc. Class A	23.0
Facebook, Inc. Class A	14.3
Comcast Corp. Class A	5.1
Netflix, Inc.	5.0
The Walt Disney Co.	4.7
Activision Blizzard, Inc.	4.0
AT&T, Inc.	3.6
Electronic Arts, Inc.	3.5
Twenty-First Century Fox, Inc. Class B	3.5
T-Mobile U.S., Inc.	3.1
69.8

Top Industries (% of fund's net assets)

As of February 28, 2019
Interactive Media & Services	41.8%
Entertainment	24.8%
Media	16.4%
Diversified Telecommunication Services	8.0%
Wireless Telecommunication Services	3.5%
All Others*	5.5%

* Includes short-term investments and net other assets (liabilities).

Communication Services Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
Diversified Telecommunication Services - 8.0%
Alternative Carriers - 3.2%
CenturyLink, Inc.	158,700	$2,093,253
Cogent Communications Group, Inc.	57,700	2,810,567
Iliad SA	19,700	2,050,311
Iridium Communications, Inc. (a)	233,600	4,973,344
ORBCOMM, Inc. (a)	174,100	1,227,405
Vonage Holdings Corp. (a)	274,700	2,823,916
Zayo Group Holdings, Inc. (a)	82,000	2,033,600
		18,012,396
Integrated Telecommunication Services - 4.8%
AT&T, Inc.	647,100	20,137,752
Atn International, Inc.	20,800	1,167,504
Cincinnati Bell, Inc. (a)	129,100	1,252,270
Masmovil Ibercom SA (a)	220,000	4,584,379
		27,141,905

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		45,154,301

Entertainment - 24.8%
Interactive Home Entertainment - 9.8%
Activision Blizzard, Inc.	538,300	22,683,962
Electronic Arts, Inc. (a)	204,900	19,625,322
Take-Two Interactive Software, Inc. (a)	92,400	8,062,824
Zynga, Inc. (a)	970,000	5,063,400
		55,435,508
Movies & Entertainment - 15.0%
Lions Gate Entertainment Corp. Class B	108,334	1,591,426
Live Nation Entertainment, Inc. (a)	24,700	1,397,032
Netflix, Inc. (a)	79,100	28,325,710
The Walt Disney Co.	236,904	26,732,247
Twenty-First Century Fox, Inc. Class B	386,800	19,401,888
World Wrestling Entertainment, Inc. Class A	82,800	6,930,360
		84,378,663

TOTAL ENTERTAINMENT		139,814,171

Equity Real Estate Investment Trusts (REITs) - 0.2%
Specialized REITs - 0.2%
American Tower Corp.	7,500	1,321,125
Hotels, Restaurants & Leisure - 1.4%
Casinos & Gaming - 1.4%
Sea Ltd. ADR (a)(b)	363,100	7,806,650
Interactive Media & Services - 41.8%
Interactive Media & Services - 41.8%
Alphabet, Inc. Class A (a)	115,300	129,891,215
Facebook, Inc. Class A (a)	502,100	81,064,045
Match Group, Inc. (b)	39,800	2,204,124
Momo, Inc. ADR (a)	233,100	7,731,927
TripAdvisor, Inc. (a)	44,200	2,350,114
Twitter, Inc. (a)	341,300	10,505,214
Zillow Group, Inc. Class A (a)	52,800	2,187,504
		235,934,143
Internet & Direct Marketing Retail - 1.0%
Internet & Direct Marketing Retail - 1.0%
Alibaba Group Holding Ltd. sponsored ADR (a)	32,300	5,911,869
Media - 16.4%
Broadcasting - 3.2%
CBS Corp. Class B	28,438	1,427,872
Discovery Communications, Inc. Class C (non-vtg.) (a)	221,700	6,041,325
Liberty Media Corp.:
Liberty Media Class A (a)	263,862	8,111,118
Liberty SiriusXM Series A (a)	54,400	2,224,960
		17,805,275
Cable & Satellite - 11.9%
Altice U.S.A., Inc. Class A	104,500	2,279,145
Charter Communications, Inc. Class A (a)	18,271	6,301,851
Comcast Corp. Class A	745,100	28,813,017
DISH Network Corp. Class A (a)	89,800	2,919,398
GCI Liberty, Inc. (a)	134,400	7,195,776
Liberty Broadband Corp. Class A (a)	92,523	8,264,154
Liberty Global PLC Class C (a)	328,900	8,350,771
Liberty Latin America Ltd. Class C (a)	119,100	2,309,349
Sirius XM Holdings, Inc. (b)	101,952	604,575
		67,038,036
Publishing - 1.3%
The New York Times Co. Class A	231,500	7,604,775

TOTAL MEDIA		92,448,086

Wireless Telecommunication Services - 3.5%
Wireless Telecommunication Services - 3.5%
Boingo Wireless, Inc. (a)	98,900	2,212,393
T-Mobile U.S., Inc. (a)	245,300	17,713,113
		19,925,506
TOTAL COMMON STOCKS
(Cost $451,542,386)		548,315,851

Money Market Funds - 4.9%
Fidelity Cash Central Fund, 2.44% (c)	17,024,024	17,027,429
Fidelity Securities Lending Cash Central Fund 2.45% (c)(d)	10,908,703	10,909,794
TOTAL MONEY MARKET FUNDS
(Cost $27,937,158)		27,937,223
TOTAL INVESTMENT IN SECURITIES - 102.0%
(Cost $479,479,544)		576,253,074
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(11,272,847)
NET ASSETS - 100%		$564,980,227

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$107,356
Fidelity Securities Lending Cash Central Fund	345,399
Total	$452,755

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Communication Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $10,456,138) — See accompanying schedule: Unaffiliated issuers (cost $451,542,386)	$548,315,851
Fidelity Central Funds (cost $27,937,158)	27,937,223
Total Investment in Securities (cost $479,479,544)		$576,253,074
Cash		22,560
Receivable for fund shares sold		290,731
Distributions receivable from Fidelity Central Funds		31,423
Prepaid expenses		4,219
Receivable from investment adviser for expense reductions		71,338
Total assets		576,673,345
Liabilities
Payable for fund shares redeemed	$377,816
Accrued management fee	252,144
Distribution and service plan fees payable	538
Other affiliated payables	101,793
Other payables and accrued expenses	52,927
Collateral on securities loaned	10,907,900
Total liabilities		11,693,118
Net Assets		$564,980,227
Net Assets consist of:
Paid in capital		$327,376,197
Total distributable earnings (loss)		237,604,030
Net Assets		$564,980,227
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($715,056 ÷ 9,553.6 shares)		$74.85
Maximum offering price per share (100/94.25 of $74.85)		$79.42
Class M:
Net Asset Value and redemption price per share ($485,029 ÷ 6,482.5 shares)		$74.82
Maximum offering price per share (100/96.50 of $74.82)		$77.53
Class C:
Net Asset Value and offering price per share ($377,005 ÷ 5,042.9 shares)(a)		$74.76
Communication Services:
Net Asset Value, offering price and redemption price per share ($562,421,688 ÷ 7,510,527.2 shares)		$74.88
Class I:
Net Asset Value, offering price and redemption price per share ($452,227 ÷ 6,038.8 shares)		$74.89
Class Z:
Net Asset Value, offering price and redemption price per share ($529,222 ÷ 7,066.6 shares)		$74.89

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$4,405,333
Income from Fidelity Central Funds (including $345,399 from security lending)		452,755
Total income		4,858,088
Expenses
Management fee	$2,702,501
Transfer agent fees	978,704
Distribution and service plan fees	891
Accounting and security lending fees	196,363
Custodian fees and expenses	14,826
Independent trustees' fees and expenses	2,761
Registration fees	122,197
Audit	48,467
Legal	7,511
Interest	1,895
Miscellaneous	41,171
Total expenses before reductions	4,117,287
Expense reductions	(103,640)
Total expenses after reductions		4,013,647
Net investment income (loss)		844,441
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	199,088,557
Fidelity Central Funds	(1,559)
Foreign currency transactions	560
Total net realized gain (loss)		199,087,558
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(164,960,812)
Fidelity Central Funds	(68)
Total change in net unrealized appreciation (depreciation)		(164,960,880)
Net gain (loss)		34,126,678
Net increase (decrease) in net assets resulting from operations		$34,971,119

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$844,441	$1,579,243
Net realized gain (loss)	199,087,558	55,286,541
Change in net unrealized appreciation (depreciation)	(164,960,880)	(33,684,418)
Net increase (decrease) in net assets resulting from operations	34,971,119	23,181,366
Distributions to shareholders	(67,435,980)	–
Distributions to shareholders from net investment income	–	(1,071,017)
Distributions to shareholders from net realized gain	–	(29,592,267)
Total distributions	(67,435,980)	(30,663,284)
Share transactions - net increase (decrease)	88,069,949	(163,540,033)
Redemption fees	–	5,340
Total increase (decrease) in net assets	55,605,088	(171,016,611)
Net Assets
Beginning of period	509,375,139	680,391,750
End of period	$564,980,227	$509,375,139
Other Information
Undistributed net investment income end of period		$270,718

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Communication Services Portfolio Class A

Year ended February 28,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$78.20
Income from Investment Operations
Net investment income (loss)B	(.12)
Net realized and unrealized gain (loss)	2.68
Total from investment operations	2.56
Distributions from net investment income	(.14)
Distributions from net realized gain	(5.77)
Total distributions	(5.91)
Net asset value, end of period	$74.85
Total ReturnC,D,E	3.83%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.13%H
Expenses net of fee waivers, if any	1.12%H
Expenses net of all reductions	1.11%H
Net investment income (loss)	(.68)%H
Supplemental Data
Net assets, end of period (000 omitted)	$715
Portfolio turnover rateI	107%

 A For the period November 30, 2018 (commencement of sale of shares) to February 28, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Communication Services Portfolio Class M

Year ended February 28,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$78.20
Income from Investment Operations
Net investment income (loss)B	(.16)
Net realized and unrealized gain (loss)	2.67
Total from investment operations	2.51
Distributions from net investment income	(.12)
Distributions from net realized gain	(5.77)
Total distributions	(5.89)
Net asset value, end of period	$74.82
Total ReturnC,D,E	3.76%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.36%H
Expenses net of fee waivers, if any	1.35%H
Expenses net of all reductions	1.34%H
Net investment income (loss)	(.90)%H
Supplemental Data
Net assets, end of period (000 omitted)	$485
Portfolio turnover rateI	107%

 A For the period November 30, 2018 (commencement of sale of shares) to February 28, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Communication Services Portfolio Class C

Year ended February 28,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$78.20
Income from Investment Operations
Net investment income (loss)B	(.25)
Net realized and unrealized gain (loss)	2.67
Total from investment operations	2.42
Distributions from net investment income	(.09)
Distributions from net realized gain	(5.77)
Total distributions	(5.86)
Net asset value, end of period	$74.76
Total ReturnC,D,E	3.63%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.87%H
Expenses net of fee waivers, if any	1.85%H
Expenses net of all reductions	1.84%H
Net investment income (loss)	(1.37)%H
Supplemental Data
Net assets, end of period (000 omitted)	$377
Portfolio turnover rateI	107%

 A For the period November 30, 2018 (commencement of sale of shares) to February 28, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Communication Services Portfolio

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$79.70	$80.75	$68.59	$82.48	$81.74
Income from Investment Operations
Net investment income (loss)B	.13	.21	.22	.27	.22
Net realized and unrealized gain (loss)	5.31	3.14	17.53	(8.82)	7.62
Total from investment operations	5.44	3.35	17.75	(8.55)	7.84
Distributions from net investment income	(.20)	(.16)	(.33)	(.23)	(.20)
Distributions from net realized gain	(10.06)	(4.23)	(5.26)	(5.12)	(6.89)
Total distributions	(10.26)	(4.40)C	(5.59)	(5.34)D	(7.10)E
Redemption fees added to paid in capitalB	–	–F	–F	–F	–F
Net asset value, end of period	$74.88	$79.70	$80.75	$68.59	$82.48
Total ReturnG	8.12%	4.16%	26.85%	(10.88)%	10.16%
Ratios to Average Net AssetsH,I
Expenses before reductions	.82%	.80%	.82%	.81%	.81%
Expenses net of fee waivers, if any	.81%	.80%	.82%	.81%	.81%
Expenses net of all reductions	.80%	.79%	.82%	.80%	.81%
Net investment income (loss)	.17%	.26%	.30%	.34%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$562,422	$509,375	$680,392	$576,118	$802,988
Portfolio turnover rateJ	107%	22%	33%	42%	55%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $4.40 per share is comprised of distributions from net investment income of $.163 and distributions from net realized gain of $4.233 per share.

 D Total distributions of $5.34 per share is comprised of distributions from net investment income of $.227 and distributions from net realized gain of $5.115 per share.

 E Total distributions of $7.10 per share is comprised of distributions from net investment income of $.204 and distributions from net realized gain of $6.892 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Communication Services Portfolio Class I

Year ended February 28,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$78.20
Income from Investment Operations
Net investment income (loss)B	(.06)
Net realized and unrealized gain (loss)	2.67
Total from investment operations	2.61
Distributions from net investment income	(.15)
Distributions from net realized gain	(5.77)
Total distributions	(5.92)
Net asset value, end of period	$74.89
Total ReturnC,D	3.91%
Ratios to Average Net AssetsE,F
Expenses before reductions	.70%G
Expenses net of fee waivers, if any	.69%G
Expenses net of all reductions	.68%G
Net investment income (loss)	(.30)%G
Supplemental Data
Net assets, end of period (000 omitted)	$452
Portfolio turnover rateH	107%

 A For the period November 30, 2018 (commencement of sale of shares) to February 28, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Communication Services Portfolio Class Z

Year ended February 28,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$78.20
Income from Investment Operations
Net investment income (loss)B	(.03)
Net realized and unrealized gain (loss)	2.65
Total from investment operations	2.62
Distributions from net investment income	(.16)
Distributions from net realized gain	(5.77)
Total distributions	(5.93)
Net asset value, end of period	$74.89
Total ReturnC,D	3.92%
Ratios to Average Net AssetsE,F
Expenses before reductions	.64%G
Expenses net of fee waivers, if any	.62%G
Expenses net of all reductions	.61%G
Net investment income (loss)	(.16)%G
Supplemental Data
Net assets, end of period (000 omitted)	$529
Portfolio turnover rateH	107%

 A For the period November 30, 2018 (commencement of sale of shares) to February 28, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Construction and Housing Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Construction and Housing Portfolio	4.03%	8.35%	18.30%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Construction and Housing Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$53,679	Construction and Housing Portfolio
$46,739	S&P 500® Index

Construction and Housing Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Neil Nabar:  For the fiscal year ending February 28, 2019, the fund gained 4.03%, roughly in line with the 4.10% advance of the MSCI U.S. IMI Construction & Housing 25/50 Index but slightly behind the broad-based S&P 500®. Within the MSCI industry index, the residential REITS (real estate investment trusts) and home improvement retail segments posted notable gains over the past 12 months, while building products and homebuilding stocks declined. Security selection within the home furnishings and building products groups, along with positioning in the homebuilding category hampered the fund’s performance versus the industry index. Individual disappointments included homebuilder Lennar (-20%), which was partly pressured by higher interest rates, and carpet company Mohawk Industries (-23%), a non-index position hurt by operational missteps. Neither stock was held at period end. On the plus side, the portfolio benefitted from stock picks in the home improvement retail and construction & engineering categories. Here, an overweighting in Lowe’s Companies (+20%) aided our relative result amid signs the home improvement retailer’s turnaround was gaining traction. The timely addition last summer of Essex Property Trust (+21%), a West Coast REIT, combined with an overweighting in AvalonBay Communities (+22%), a REIT operating on both coasts, also contributed. Both stocks were top holdings at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Construction and Housing Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
Home Depot, Inc.	19.3
Lowe's Companies, Inc.	15.7
AvalonBay Communities, Inc.	5.3
D.R. Horton, Inc.	5.0
Essex Property Trust, Inc.	4.2
Vulcan Materials Co.	4.1
NVR, Inc.	4.1
Masco Corp.	3.0
Lennox International, Inc.	2.5
Equity Lifestyle Properties, Inc.	2.5
65.7

Top Industries (% of fund's net assets)

As of February 28, 2019
Specialty Retail	35.0%
Equity Real Estate Investment Trusts (Reits)	19.8%
Building Products	16.5%
Household Durables	13.1%
Construction & Engineering	8.2%
All Others*	7.4%

* Includes short-term investments and net other assets (liabilities).

Construction and Housing Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
Building Products - 16.5%
Building Products - 16.5%
Allegion PLC	48,300	$4,345,068
American Woodmark Corp. (a)	23,100	1,968,120
Armstrong World Industries, Inc.	36,600	2,678,388
Jeld-Wen Holding, Inc. (a)	107,500	2,172,575
Johnson Controls International PLC	88,334	3,115,540
Lennox International, Inc.	22,800	5,591,700
Masco Corp.	181,600	6,820,896
Owens Corning	71,843	3,587,121
Patrick Industries, Inc. (a)	35,000	1,582,350
Simpson Manufacturing Co. Ltd.	57,100	3,422,003
Universal Forest Products, Inc.	61,300	1,898,461
		37,182,222
Commercial Services & Supplies - 0.7%
Environmental & Facility Services - 0.7%
ABM Industries, Inc.	46,605	1,661,934
Construction & Engineering - 8.2%
Construction & Engineering - 8.2%
Dycom Industries, Inc. (a)	7,800	351,624
EMCOR Group, Inc.	45,728	3,298,361
Jacobs Engineering Group, Inc.	71,402	5,268,040
MasTec, Inc. (a)	60,300	2,603,754
Quanta Services, Inc.	114,800	4,091,472
Williams Scotsman Corp. (a)	274,100	2,793,079
		18,406,330
Construction Materials - 4.9%
Construction Materials - 4.9%
Summit Materials, Inc. (a)	106,900	1,817,300
Vulcan Materials Co.	83,031	9,254,635
		11,071,935
Equity Real Estate Investment Trusts (REITs) - 19.8%
Residential REITs - 17.3%
American Homes 4 Rent Class A	234,400	5,119,296
AvalonBay Communities, Inc.	61,300	11,930,819
Camden Property Trust (SBI)	53,300	5,228,197
Equity Lifestyle Properties, Inc.	50,787	5,517,500
Essex Property Trust, Inc.	33,600	9,402,624
UMH Properties, Inc.	120,600	1,649,808
		38,848,244
Specialized REITs - 2.5%
Equinix, Inc.	5,400	2,286,900
Weyerhaeuser Co.	135,500	3,372,595
		5,659,495

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		44,507,739

Household Durables - 13.1%
Homebuilding - 13.1%
Blu Homes, Inc. (a)(b)(c)	11,990,913	20,739
D.R. Horton, Inc.	287,600	11,184,764
KB Home	99,500	2,269,595
NVR, Inc. (a)	3,507	9,188,340
Skyline Champion Corp.	186,700	3,707,862
Taylor Morrison Home Corp. (a)	53,601	898,889
TopBuild Corp. (a)	37,700	2,243,150
		29,513,339
Real Estate Management & Development - 1.2%
Real Estate Development - 1.2%
Howard Hughes Corp. (a)	24,700	2,751,086
Specialty Retail - 35.0%
Home Improvement Retail - 35.0%
Home Depot, Inc.	234,531	43,421,069
Lowe's Companies, Inc.	336,370	35,349,123
		78,770,192
TOTAL COMMON STOCKS
(Cost $155,683,747)		223,864,777

Money Market Funds - 0.8%
Fidelity Cash Central Fund, 2.44% (d)
(Cost $1,775,723)	1,775,368	1,775,723
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $157,459,470)		225,640,500
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(385,203)
NET ASSETS - 100%		$225,255,297

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $20,739 or 0.0% of net assets.

 (c) Level 3 security

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Blu Homes, Inc.	6/10/13	$4,000,001

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$29,971
Fidelity Securities Lending Cash Central Fund	1,199
Total	$31,170

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$223,864,777	$223,844,038	$--	$20,739
Money Market Funds	1,775,723	1,775,723	--	--
Total Investments in Securities:	$225,640,500	$225,619,761	$--	$20,739

See accompanying notes which are an integral part of the financial statements.

Construction and Housing Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $155,683,747)	$223,864,777
Fidelity Central Funds (cost $1,775,723)	1,775,723
Total Investment in Securities (cost $157,459,470)		$225,640,500
Receivable for investments sold		2,948,144
Receivable for fund shares sold		60,958
Dividends receivable		114,592
Distributions receivable from Fidelity Central Funds		3,826
Prepaid expenses		2,747
Other receivables		2,256
Total assets		228,773,023
Liabilities
Payable for investments purchased	$2,914,283
Payable for fund shares redeemed	425,468
Accrued management fee	100,280
Other affiliated payables	42,378
Other payables and accrued expenses	35,317
Total liabilities		3,517,726
Net Assets		$225,255,297
Net Assets consist of:
Paid in capital		$149,238,409
Total distributable earnings (loss)		76,016,888
Net Assets, for 4,154,110 shares outstanding		$225,255,297
Net Asset Value, offering price and redemption price per share ($225,255,297 ÷ 4,154,110 shares)		$54.22

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$4,299,373
Income from Fidelity Central Funds (including $1,199 from security lending)		31,170
Total income		4,330,543
Expenses
Management fee	$1,414,356
Transfer agent fees	500,592
Accounting and security lending fees	102,026
Custodian fees and expenses	15,157
Independent trustees' fees and expenses	1,531
Registration fees	26,437
Audit	40,942
Legal	2,238
Miscellaneous	2,341
Total expenses before reductions	2,105,620
Expense reductions	(29,628)
Total expenses after reductions		2,075,992
Net investment income (loss)		2,254,551
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	29,973,036
Fidelity Central Funds	(170)
Total net realized gain (loss)		29,972,866
Change in net unrealized appreciation (depreciation) on investment securities		(23,163,019)
Net gain (loss)		6,809,847
Net increase (decrease) in net assets resulting from operations		$9,064,398

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,254,551	$2,608,630
Net realized gain (loss)	29,972,866	61,746,960
Change in net unrealized appreciation (depreciation)	(23,163,019)	(25,870,943)
Net increase (decrease) in net assets resulting from operations	9,064,398	38,484,647
Distributions to shareholders	(33,784,910)	–
Distributions to shareholders from net investment income	–	(1,543,811)
Distributions to shareholders from net realized gain	–	(46,308,729)
Total distributions	(33,784,910)	(47,852,540)
Share transactions
Proceeds from sales of shares	27,995,296	131,533,408
Reinvestment of distributions	32,148,706	45,604,178
Cost of shares redeemed	(141,586,264)	(240,882,477)
Net increase (decrease) in net assets resulting from share transactions	(81,442,262)	(63,744,891)
Redemption fees	–	5,063
Total increase (decrease) in net assets	(106,162,774)	(73,107,721)
Net Assets
Beginning of period	331,418,071	404,525,792
End of period	$225,255,297	$331,418,071
Other Information
Undistributed net investment income end of period		$515,582
Shares
Sold	490,715	2,043,349
Issued in reinvestment of distributions	612,966	729,117
Redeemed	(2,484,098)	(3,793,864)
Net increase (decrease)	(1,380,417)	(1,021,398)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Construction and Housing Portfolio

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$59.88	$61.70	$53.16	$59.74	$57.48
Income from Investment Operations
Net investment income (loss)B	.49	.44	.37	.33	.29
Net realized and unrealized gain (loss)	1.32	6.58	10.29	(5.02)	8.53
Total from investment operations	1.81	7.02	10.66	(4.69)	8.82
Distributions from net investment income	(.55)	(.30)	(.45)	(.23)	(.29)
Distributions from net realized gain	(6.92)	(8.53)	(1.67)	(1.66)	(6.28)
Total distributions	(7.47)	(8.84)C	(2.12)	(1.89)	(6.56)D
Redemption fees added to paid in capitalB	–	–E	–E	–E	–E
Net asset value, end of period	$54.22	$59.88	$61.70	$53.16	$59.74
Total ReturnF	4.03%	11.07%	20.23%	(8.11)%	16.99%
Ratios to Average Net AssetsG,H
Expenses before reductions	.80%	.80%	.80%	.81%	.82%
Expenses net of fee waivers, if any	.80%	.80%	.80%	.80%	.82%
Expenses net of all reductions	.79%	.79%	.79%	.80%	.82%
Net investment income (loss)	.86%	.69%	.62%	.57%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$225,255	$331,418	$404,526	$449,303	$419,479
Portfolio turnover rateI	90%	56%	87%	80%	71%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $8.84 per share is comprised of distributions from net investment income of $.303 and distributions from net realized gain of $8.534 per share.

 D Total distributions of $6.56 per share is comprised of distributions from net investment income of $.287 and distributions from net realized gain of $6.276 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Consumer Discretionary Portfolio	4.81%	10.19%	19.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Discretionary Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$58,181	Consumer Discretionary Portfolio
$46,739	S&P 500® Index

Consumer Discretionary Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Katherine Shaw:  For the fiscal year, the fund gained 4.81%, trailing the 6.34% result of the MSCI U.S. IMI Consumer Discretionary 25/50 Index, but modestly ahead of the broad-market S&P 500® index. During the past 12 months, the sector’s advance was boosted by several tailwinds, including a tight labor market, low unemployment and rising wages. Versus the MSCI sector index, stock selection held back the fund’s performance, notably in the internet & direct marketing and the apparel, accessories & luxury goods industry groups. Overweighting the lagging hotels, resorts & cruise lines segment also detracted this period. Among individual stocks, being underexposed to index component and mass media giant Twenty-First Century Fox held back the fund's relative result the most. The stock rallied ahead of the U.S. Department of Justice's decision to approve Walt Disney's acquisition of most of Fox's assets – a deal that was agreed upon in December 2017. Shares of Fox continued to perform well through period end, as the deal seemingly inched nearer to completion and as Fox showed solid growth in its TV and cable business. An overweighting in apparel company PVH (formerly known as Phillips-Van Heusen) – the owner of the Calvin Klein and Tommy Hilfiger brands – also hurt. Conversely, off-price retailer Burlington Stores was the fund’s top relative contributor, as the stock benefited from stronger-than-expected same-store sales, operating margins and earnings. In November, the company said the addition of 48 new stores drove third-quarter revenue above the market’s expectations. Burlington also raised its full-year outlook. Not owning index component Ford Motor, which suffered a double-digit stock price decline, was another key relative standout.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Consumer Discretionary Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
Amazon.com, Inc.	22.9
Home Depot, Inc.	8.0
McDonald's Corp.	5.1
Lowe's Companies, Inc.	3.6
NIKE, Inc. Class B	3.4
The Booking Holdings, Inc.	3.0
TJX Companies, Inc.	2.8
Dollar Tree, Inc.	2.3
Marriott International, Inc. Class A	2.0
Royal Caribbean Cruises Ltd.	2.0
55.1

Top Industries (% of fund's net assets)

As of February 28, 2019
Internet & Direct Marketing Retail	27.3%
Specialty Retail	23.8%
Hotels, Restaurants & Leisure	23.6%
Textiles, Apparel & Luxury Goods	8.0%
Multiline Retail	4.4%
All Others*	12.9%

* Includes short-term investments and net other assets (liabilities).

Consumer Discretionary Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
Auto Components - 0.6%
Auto Parts & Equipment - 0.6%
Aptiv PLC	19,000	$1,579,090
Lear Corp.	7,000	1,064,490
		2,643,580
Automobiles - 2.0%
Automobile Manufacturers - 2.0%
Ferrari NV	6,800	872,168
Tesla, Inc. (a)	20,551	6,573,854
Thor Industries, Inc.	19,600	1,265,572
		8,711,594
Beverages - 0.4%
Distillers & Vintners - 0.4%
Constellation Brands, Inc. Class A (sub. vtg.)	9,300	1,573,188
Commercial Services & Supplies - 0.2%
Diversified Support Services - 0.2%
Copart, Inc. (a)	15,800	926,986
Distributors - 0.8%
Distributors - 0.8%
LKQ Corp. (a)	90,100	2,495,770
Pool Corp.	5,329	850,189
		3,345,959
Diversified Consumer Services - 0.6%
Education Services - 0.6%
Grand Canyon Education, Inc. (a)	17,308	2,002,189
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	9,000	738,540
		2,740,729
Specialized Consumer Services - 0.0%
ServiceMaster Global Holdings, Inc. (a)	500	22,580

TOTAL DIVERSIFIED CONSUMER SERVICES		2,763,309

Entertainment - 0.7%
Interactive Home Entertainment - 0.1%
Electronic Arts, Inc. (a)	4,400	421,432
Movies & Entertainment - 0.6%
Cinemark Holdings, Inc.	17,381	654,047
Live Nation Entertainment, Inc. (a)	7,900	446,824
Netflix, Inc. (a)	2,479	887,730
World Wrestling Entertainment, Inc. Class A	5,400	451,980
		2,440,581

TOTAL ENTERTAINMENT		2,862,013

Food & Staples Retailing - 1.5%
Food Distributors - 0.7%
Performance Food Group Co. (a)	83,900	3,232,667
Food Retail - 0.1%
Kroger Co.	14,700	431,151
Hypermarkets & Super Centers - 0.7%
BJ's Wholesale Club Holdings, Inc.	67,747	1,715,354
Walmart, Inc.	11,000	1,088,890
		2,804,244

TOTAL FOOD & STAPLES RETAILING		6,468,062

Health Care Providers & Services - 0.0%
Health Care Services - 0.0%
National Vision Holdings, Inc. (a)	1,990	66,864
Hotels, Restaurants & Leisure - 23.6%
Casinos & Gaming - 2.4%
Boyd Gaming Corp.	26,000	773,760
Churchill Downs, Inc.	7,200	675,360
Eldorado Resorts, Inc. (a)	54,500	2,627,445
Las Vegas Sands Corp.	74,752	4,592,015
Penn National Gaming, Inc. (a)	59,223	1,471,692
PlayAGS, Inc. (a)	11,300	268,827
		10,409,099
Hotels, Resorts & Cruise Lines - 8.4%
Bluegreen Vacations Corp.	20,700	270,963
Carnival Corp.	49,700	2,870,672
Hilton Grand Vacations, Inc. (a)	54,287	1,725,784
Hilton Worldwide Holdings, Inc.	83,600	6,947,160
Marriott International, Inc. Class A	69,733	8,735,453
Marriott Vacations Worldwide Corp.	28,506	2,774,774
Royal Caribbean Cruises Ltd.	72,725	8,616,458
Wyndham Destinations, Inc.	49,900	2,246,997
Wyndham Hotels & Resorts, Inc.	37,400	1,966,118
		36,154,379
Leisure Facilities - 1.4%
Cedar Fair LP (depositary unit)	9,213	488,289
Drive Shack, Inc. (a)	108,318	477,682
Planet Fitness, Inc. (a)	45,600	2,680,368
Vail Resorts, Inc.	12,489	2,602,583
		6,248,922
Restaurants - 11.4%
ARAMARK Holdings Corp.	97,700	2,960,310
Chipotle Mexican Grill, Inc. (a)	4,000	2,430,120
Darden Restaurants, Inc.	8,400	941,724
Del Frisco's Restaurant Group, Inc. (a)	27,900	236,313
Dine Brands Global, Inc.	4,400	436,480
Domino's Pizza, Inc.	13,500	3,387,690
McDonald's Corp.	119,400	21,950,496
Restaurant Brands International, Inc.	34,510	2,182,395
Starbucks Corp.	101,368	7,122,116
U.S. Foods Holding Corp. (a)	70,067	2,469,161
Wingstop, Inc.	9,532	634,927
Yum! Brands, Inc.	50,600	4,781,700
		49,533,432

TOTAL HOTELS, RESTAURANTS & LEISURE		102,345,832

Household Durables - 2.9%
Home Furnishings - 0.4%
Mohawk Industries, Inc. (a)	12,505	1,702,181
Homebuilding - 2.5%
Cavco Industries, Inc. (a)	5,500	761,365
D.R. Horton, Inc.	96,200	3,741,218
Lennar Corp. Class A	68,400	3,281,832
NVR, Inc. (a)	1,141	2,989,420
		10,773,835

TOTAL HOUSEHOLD DURABLES		12,476,016

Interactive Media & Services - 0.4%
Interactive Media & Services - 0.4%
Alphabet, Inc. Class A (a)	1,500	1,689,825
Momo, Inc. ADR (a)	7,800	258,726
		1,948,551
Internet & Direct Marketing Retail - 27.3%
Internet & Direct Marketing Retail - 27.3%
Amazon.com, Inc. (a)	60,600	99,373,696
eBay, Inc.	65,600	2,437,040
GrubHub, Inc. (a)	7,300	595,534
Liberty Interactive Corp. QVC Group Series A (a)	105,010	1,891,230
The Booking Holdings, Inc. (a)	7,542	12,799,076
Wayfair LLC Class A (a)	3,800	629,584
Zozo, Inc.	22,600	424,973
		118,151,133
IT Services - 0.4%
Data Processing & Outsourced Services - 0.4%
Global Payments, Inc.	5,000	651,900
PayPal Holdings, Inc. (a)	12,500	1,225,875
		1,877,775
Leisure Products - 0.4%
Leisure Products - 0.4%
Mattel, Inc. (a)(b)	117,563	1,695,258
Media - 0.2%
Cable & Satellite - 0.2%
MultiChoice Group Ltd.	4,200	31,305
Naspers Ltd. Class N	4,200	907,540
		938,845
Multiline Retail - 4.4%
Department Stores - 0.1%
Future Retail Ltd. (a)	44,164	264,086
General Merchandise Stores - 4.3%
B&M European Value Retail S.A.	78,008	365,752
Dollar General Corp.	60,200	7,131,292
Dollar Tree, Inc. (a)	101,521	9,779,518
Ollie's Bargain Outlet Holdings, Inc. (a)	16,100	1,420,342
		18,696,904

TOTAL MULTILINE RETAIL		18,960,990

Software - 0.3%
Application Software - 0.3%
2U, Inc. (a)	16,000	1,179,200
Specialty Retail - 23.8%
Apparel Retail - 6.8%
Burlington Stores, Inc. (a)	46,200	7,841,988
Ross Stores, Inc.	87,980	8,343,143
The Children's Place Retail Stores, Inc.	12,300	1,175,388
TJX Companies, Inc.	238,218	12,218,201
		29,578,720
Automotive Retail - 2.9%
AutoZone, Inc. (a)	5,100	4,788,747
Monro, Inc.	15,300	1,167,543
O'Reilly Automotive, Inc. (a)	17,798	6,620,144
		12,576,434
Computer & Electronics Retail - 0.7%
Best Buy Co., Inc.	46,715	3,215,861
Home Improvement Retail - 11.9%
Floor & Decor Holdings, Inc. Class A (a)	29,400	1,093,092
Home Depot, Inc.	186,800	34,584,152
Lowe's Companies, Inc.	150,200	15,784,518
		51,461,762
Specialty Stores - 1.5%
Dick's Sporting Goods, Inc.	15,500	605,430
Five Below, Inc. (a)	7,500	902,625
Tiffany & Co., Inc.	15,600	1,482,624
Ulta Beauty, Inc. (a)	11,300	3,531,137
		6,521,816

TOTAL SPECIALTY RETAIL		103,354,593

Technology Hardware, Storage & Peripherals - 0.2%
Technology Hardware, Storage & Peripherals - 0.2%
Apple, Inc.	5,000	865,750
Textiles, Apparel & Luxury Goods - 8.0%
Apparel, Accessories & Luxury Goods - 4.6%
adidas AG	4,637	1,126,602
Canada Goose Holdings, Inc. (a)	6,000	341,776
Capri Holdings Ltd. (a)	34,400	1,568,640
Carter's, Inc.	13,400	1,305,696
G-III Apparel Group Ltd. (a)	10,900	388,149
Kering SA	1,670	911,970
lululemon athletica, Inc. (a)	2,800	421,176
LVMH Moet Hennessy - Louis Vuitton SA	4,000	1,372,756
PVH Corp.	49,382	5,671,029
Tapestry, Inc.	106,340	3,715,520
VF Corp.	36,200	3,162,432
		19,985,746
Footwear - 3.4%
NIKE, Inc. Class B	169,350	14,518,376

TOTAL TEXTILES, APPAREL & LUXURY GOODS		34,504,122

Tobacco - 0.2%
Tobacco - 0.2%
Philip Morris International, Inc.	9,400	817,236
TOTAL COMMON STOCKS
(Cost $331,237,038)		428,476,856

Money Market Funds - 0.4%
Fidelity Securities Lending Cash Central Fund 2.45% (c)(d)
(Cost $1,742,925)	1,742,751	1,742,925
TOTAL INVESTMENT IN SECURITIES - 99.3%
(Cost $332,979,963)		430,219,781
NET OTHER ASSETS (LIABILITIES) - 0.7%		2,968,267
NET ASSETS - 100%		$433,188,048

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Investment made with cash collateral received from securities on loan.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$45,769
Fidelity Securities Lending Cash Central Fund	86,587
Total	$132,356

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$428,476,856	$427,104,100	$1,372,756	$--
Money Market Funds	1,742,925	1,742,925	--	--
Total Investments in Securities:	$430,219,781	$428,847,025	$1,372,756	$--

See accompanying notes which are an integral part of the financial statements.

Consumer Discretionary Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $1,694,350) — See accompanying schedule: Unaffiliated issuers (cost $331,237,038)	$428,476,856
Fidelity Central Funds (cost $1,742,925)	1,742,925
Total Investment in Securities (cost $332,979,963)		$430,219,781
Receivable for investments sold		6,936,313
Receivable for fund shares sold		488,837
Dividends receivable		309,726
Distributions receivable from Fidelity Central Funds		3,063
Prepaid expenses		6,491
Other receivables		17,600
Total assets		437,981,811
Liabilities
Payable to custodian bank	$428,971
Payable for investments purchased	1,754,374
Payable for fund shares redeemed	565,307
Accrued management fee	194,343
Other affiliated payables	73,733
Other payables and accrued expenses	38,035
Collateral on securities loaned	1,739,000
Total liabilities		4,793,763
Net Assets		$433,188,048
Net Assets consist of:
Paid in capital		$333,604,749
Total distributable earnings (loss)		99,583,299
Net Assets, for 9,775,559 shares outstanding		$433,188,048
Net Asset Value, offering price and redemption price per share ($433,188,048 ÷ 9,775,559 shares)		$44.31

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$4,822,330
Income from Fidelity Central Funds (including $86,587 from security lending)		132,356
Total income		4,954,686
Expenses
Management fee	$2,547,770
Transfer agent fees	798,043
Accounting and security lending fees	181,873
Custodian fees and expenses	19,454
Independent trustees' fees and expenses	2,837
Registration fees	46,153
Audit	47,137
Legal	6,271
Interest	4,715
Miscellaneous	7,713
Total expenses before reductions	3,661,966
Expense reductions	(4,905)
Total expenses after reductions		3,657,061
Net investment income (loss)		1,297,625
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	11,055,553
Redemptions in-kind with affiliated entities	132,629,032
Fidelity Central Funds	(45)
Foreign currency transactions	(619)
Total net realized gain (loss)		143,683,921
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(143,505,909)
Assets and liabilities in foreign currencies	(1,600)
Total change in net unrealized appreciation (depreciation)		(143,507,509)
Net gain (loss)		176,412
Net increase (decrease) in net assets resulting from operations		$1,474,037

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,297,625	$2,999,236
Net realized gain (loss)	143,683,921	45,712,325
Change in net unrealized appreciation (depreciation)	(143,507,509)	102,452,213
Net increase (decrease) in net assets resulting from operations	1,474,037	151,163,774
Distributions to shareholders	(19,190,653)	–
Distributions to shareholders from net investment income	–	(2,342,887)
Distributions to shareholders from net realized gain	–	(26,353,209)
Total distributions	(19,190,653)	(28,696,096)
Share transactions
Proceeds from sales of shares	214,831,882	143,731,533
Reinvestment of distributions	18,576,766	28,101,673
Cost of shares redeemed	(602,441,033)	(303,355,779)
Net increase (decrease) in net assets resulting from share transactions	(369,032,385)	(131,522,573)
Total increase (decrease) in net assets	(386,749,001)	(9,054,895)
Net Assets
Beginning of period	819,937,049	828,991,944
End of period	$433,188,048	$819,937,049
Other Information
Undistributed net investment income end of period		$228,222
Shares
Sold	4,770,097	3,475,740
Issued in reinvestment of distributions	447,659	683,905
Redeemed	(14,225,363)	(7,779,213)
Net increase (decrease)	(9,007,607)	(3,619,568)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Consumer Discretionary Portfolio

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$43.65	$37.00	$32.38	$35.23	$33.30
Income from Investment Operations
Net investment income (loss)B	.12	.16	.21	.24	.15
Net realized and unrealized gain (loss)	1.87	8.17	4.73	(1.79)	4.39
Total from investment operations	1.99	8.33	4.94	(1.55)	4.54
Distributions from net investment income	(.15)	(.14)	(.32)	(.18)	(.11)
Distributions from net realized gain	(1.18)	(1.54)	–	(1.13)	(2.51)
Total distributions	(1.33)	(1.68)	(.32)	(1.30)C	(2.61)D
Redemption fees added to paid in capitalB	–	–	–E	–E	–E
Net asset value, end of period	$44.31	$43.65	$37.00	$32.38	$35.23
Total ReturnF	4.81%	22.79%	15.29%	(4.60)%	14.79%
Ratios to Average Net AssetsG,H
Expenses before reductions	.78%	.78%	.76%	.77%	.79%
Expenses net of fee waivers, if any	.77%	.78%	.76%	.77%	.79%
Expenses net of all reductions	.77%	.77%	.76%	.76%	.79%
Net investment income (loss)	.27%	.40%	.60%	.71%	.46%
Supplemental Data
Net assets, end of period (000 omitted)	$433,188	$819,937	$828,992	$1,119,021	$1,078,988
Portfolio turnover rateI	46%J	74%	39%J	69%	109%J

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.30 per share is comprised of distributions from net investment income of $.175 and distributions from net realized gain of $1.126 per share.

 D Total distributions of $2.61 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $2.508 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Leisure Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Leisure Portfolio	4.48%	9.59%	18.25%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Leisure Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$53,451	Leisure Portfolio
$46,739	S&P 500® Index

Leisure Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Rebecca Baker:  For the fiscal year, the fund gained 4.48%, trailing the 7.83% advance of the MSCI U.S. IMI Consumer Services 25/50 Index and roughly in line with the broad-based S&P 500. Leisure stocks outpaced the broader U.S. equity market the past 12 months, benefiting from positive consumer trends, including strong confidence, low unemployment and rising wages. Interest rates, though rising, remained low and supportive of consumer borrowing and spending. In addition, investors were largely confident that individual and corporate tax reform could continue to boost consumer spending. Versus the MSCI industry index, security selection and an overweighting in the hotels, resorts & cruise lines group detracted most. Here, the fund's sizable investment in resorts company Hilton Grand Vacations was our biggest individual relative detractor, as our stake in the timeshare operator returned -27% largely due to the firm’s accounting issues. Untimely ownership of weight loss management firm Weight Watchers was another detractor, with the fund’s position returning -71% after we established it this period. Conversely, choices in casinos & gaming and leisure facilities contributed to our relative result. An overweighting in popular gym line Planet Fitness gained 59% and was the fund's biggest individual contributor. Planet Fitness continued to benefit from growing consumer interest in healthy living. Positioning in casino and hotel operator Wynn Resorts also added value, as we added to our exposure here the past 12 months, moving to an overweighting by February 28.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On March 1, 2018, Rebecca Baker was named sole Portfolio Manager, succeeding Katherine Shaw.

Leisure Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
McDonald's Corp.	22.8
Starbucks Corp.	10.4
Marriott International, Inc. Class A	6.9
Yum! Brands, Inc.	6.0
Royal Caribbean Cruises Ltd.	4.7
Hilton Worldwide Holdings, Inc.	4.5
Las Vegas Sands Corp.	3.0
Hilton Grand Vacations, Inc.	3.0
Wynn Resorts Ltd.	2.9
Planet Fitness, Inc.	2.8
67.0

Top Industries (% of fund's net assets)

As of February 28, 2019
Hotels, Restaurants & Leisure	90.7%
Diversified Consumer Services	4.9%
Internet & Direct Marketing Retail	1.1%
Software	0.6%
Food & Staples Retailing	0.5%
All Others*	2.2%

* Includes short-term investments and net other assets (liabilities).

Leisure Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Diversified Consumer Services - 4.9%
Education Services - 4.6%
Bright Horizons Family Solutions, Inc. (a)	65,500	$8,122,000
Chegg, Inc. (a)	90,100	3,570,663
Grand Canyon Education, Inc. (a)	85,300	9,867,504
		21,560,167
Specialized Consumer Services - 0.3%
ServiceMaster Global Holdings, Inc. (a)	22,934	1,035,699
Weight Watchers International, Inc. (a)	26,300	532,049
		1,567,748

TOTAL DIVERSIFIED CONSUMER SERVICES		23,127,915

Equity Real Estate Investment Trusts (REITs) - 0.3%
Diversified REITs - 0.3%
Haymaker Acquisition Corp. Class A (a)	129,900	1,328,877
Food & Staples Retailing - 0.5%
Food Distributors - 0.5%
Performance Food Group Co. (a)	57,500	2,215,475
Hotels, Restaurants & Leisure - 90.7%
Casinos & Gaming - 11.5%
Boyd Gaming Corp.	143,500	4,270,560
Caesars Entertainment Corp. (a)(b)	269,600	2,323,952
Eldorado Resorts, Inc. (a)	215,800	10,403,718
Las Vegas Sands Corp.	229,308	14,086,390
MGM Mirage, Inc.	223,500	5,978,625
Penn National Gaming, Inc. (a)	50,227	1,248,141
Red Rock Resorts, Inc.	44,200	1,242,904
Scientific Games Corp. Class A (a)	40,500	1,176,930
Wynn Resorts Ltd.	107,100	13,552,434
		54,283,654
Hotels, Resorts & Cruise Lines - 29.2%
Bluegreen Vacations Corp.	23,700	310,233
Carnival Corp.	200,400	11,575,104
Hilton Grand Vacations, Inc. (a)	438,212	13,930,759
Hilton Worldwide Holdings, Inc.	256,797	21,339,831
Hyatt Hotels Corp. Class A	26,200	1,906,574
Marriott International, Inc. Class A	260,093	32,581,850
Marriott Vacations Worldwide Corp.	96,797	9,422,220
Norwegian Cruise Line Holdings Ltd. (a)	190,900	10,600,677
Royal Caribbean Cruises Ltd.	188,890	22,379,687
Wyndham Destinations, Inc.	130,314	5,868,039
Wyndham Hotels & Resorts, Inc.	155,914	8,196,399
		138,111,373
Leisure Facilities - 3.6%
Planet Fitness, Inc. (a)	221,000	12,990,380
Vail Resorts, Inc.	18,978	3,954,825
		16,945,205
Restaurants - 46.4%
ARAMARK Holdings Corp.	163,500	4,954,050
Chipotle Mexican Grill, Inc. (a)	20,650	12,545,495
Dave & Buster's Entertainment, Inc.	22,200	1,139,526
Del Frisco's Restaurant Group, Inc. (a)	144,200	1,221,374
Domino's Pizza, Inc.	16,900	4,240,886
McDonald's Corp.	586,208	107,768,480
Restaurant Brands International, Inc.	59,500	3,762,749
Shake Shack, Inc. Class A (a)	23,000	1,268,220
Starbucks Corp.	701,100	49,259,286
Wendy's Co.	288,600	5,001,438
Yum! Brands, Inc.	300,716	28,417,662
		219,579,166

TOTAL HOTELS, RESTAURANTS & LEISURE		428,919,398

Interactive Media & Services - 0.3%
Interactive Media & Services - 0.3%
Alphabet, Inc. Class A (a)	1,500	1,689,825
Internet & Direct Marketing Retail - 1.1%
Internet & Direct Marketing Retail - 1.1%
GrubHub, Inc. (a)	2,400	195,792
The Booking Holdings, Inc. (a)	2,900	4,921,416
		5,117,208
Multiline Retail - 0.2%
General Merchandise Stores - 0.2%
Dollar Tree, Inc. (a)	8,700	838,071
Software - 0.6%
Application Software - 0.6%
2U, Inc. (a)(b)	40,824	3,008,729
TOTAL COMMON STOCKS
(Cost $302,404,851)		466,245,498

Money Market Funds - 1.2%
Fidelity Cash Central Fund, 2.44% (c)	3,468,850	3,469,544
Fidelity Securities Lending Cash Central Fund 2.45% (c)(d)	2,280,623	2,280,851
TOTAL MONEY MARKET FUNDS
(Cost $5,750,395)		5,750,395
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $308,155,246)		471,995,893
NET OTHER ASSETS (LIABILITIES) - 0.2%		927,025
NET ASSETS - 100%		$472,922,918

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$14,856
Fidelity Securities Lending Cash Central Fund	24,594
Total	$39,450

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.8%
Liberia	4.7%
Panama	2.5%
Bermuda	2.2%
Others (Individually Less Than 1%)	0.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Leisure Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $2,212,974) — See accompanying schedule: Unaffiliated issuers (cost $302,404,851)	$466,245,498
Fidelity Central Funds (cost $5,750,395)	5,750,395
Total Investment in Securities (cost $308,155,246)		$471,995,893
Foreign currency held at value (cost $529)		547
Receivable for fund shares sold		6,624,285
Dividends receivable		1,125,563
Distributions receivable from Fidelity Central Funds		2,965
Prepaid expenses		4,542
Total assets		479,753,795
Liabilities
Payable for investments purchased	$3,963,958
Payable for fund shares redeemed	281,078
Accrued management fee	202,332
Other affiliated payables	74,815
Other payables and accrued expenses	35,051
Collateral on securities loaned	2,273,643
Total liabilities		6,830,877
Net Assets		$472,922,918
Net Assets consist of:
Paid in capital		$311,310,996
Total distributable earnings (loss)		161,611,922
Net Assets, for 32,537,210 shares outstanding		$472,922,918
Net Asset Value, offering price and redemption price per share ($472,922,918 ÷ 32,537,210 shares)		$14.53

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$8,610,346
Income from Fidelity Central Funds (including $24,594 from security lending)		39,450
Total income		8,649,796
Expenses
Management fee	$2,578,371
Transfer agent fees	786,344
Accounting and security lending fees	186,669
Custodian fees and expenses	9,441
Independent trustees' fees and expenses	2,717
Registration fees	34,402
Audit	41,955
Legal	5,431
Interest	1,413
Miscellaneous	3,844
Total expenses before reductions	3,650,587
Expense reductions	(26,033)
Total expenses after reductions		3,624,554
Net investment income (loss)		5,025,242
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	52,535,010
Fidelity Central Funds	253
Foreign currency transactions	(598)
Total net realized gain (loss)		52,534,665
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(39,364,156)
Fidelity Central Funds	844
Assets and liabilities in foreign currencies	18
Total change in net unrealized appreciation (depreciation)		(39,363,294)
Net gain (loss)		13,171,371
Net increase (decrease) in net assets resulting from operations		$18,196,613

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,025,242	$5,536,085
Net realized gain (loss)	52,534,665	64,226,711
Change in net unrealized appreciation (depreciation)	(39,363,294)	31,870,985
Net increase (decrease) in net assets resulting from operations	18,196,613	101,633,781
Distributions to shareholders	(78,505,520)	–
Distributions to shareholders from net investment income	–	(4,166,156)
Distributions to shareholders from net realized gain	–	(27,657,199)
Total distributions	(78,505,520)	(31,823,355)
Share transactions
Proceeds from sales of shares	71,865,525	243,148,042
Reinvestment of distributions	73,488,183	29,908,337
Cost of shares redeemed	(156,662,466)	(201,277,044)
Net increase (decrease) in net assets resulting from share transactions	(11,308,758)	71,779,335
Redemption fees	955	9,285
Total increase (decrease) in net assets	(71,616,710)	141,599,046
Net Assets
Beginning of period	544,539,628	402,940,582
End of period	$472,922,918	$544,539,628
Other Information
Undistributed net investment income end of period	$–	$962,291
Shares
Sold	4,800,836	15,077,750
Issued in reinvestment of distributions	5,206,751	1,813,140
Redeemed	(10,316,567)	(12,547,940)
Net increase (decrease)	(308,980)	4,342,950

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Leisure Portfolio

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share DataB
Net asset value, beginning of period	$16.58	$14.14	$12.83	$14.01	$13.51
Income from Investment Operations
Net investment income (loss)C	.16	.18	.16	.15	.13
Net realized and unrealized gain (loss)	.39	3.31	1.29	(.62)	1.48
Total from investment operations	.55	3.49	1.45	(.47)	1.61
Distributions from net investment income	(.16)	(.14)	(.14)	(.13)	(.15)
Distributions from net realized gain	(2.44)	(.91)	–	(.58)	(.96)
Total distributions	(2.60)	(1.05)	(.14)	(.71)	(1.11)
Redemption fees added to paid in capitalC,D	–	–	–	–	–
Net asset value, end of period	$14.53	$16.58	$14.14	$12.83	$14.01
Total ReturnE	4.48%	24.75%	11.26%	(3.48)%	12.91%
Ratios to Average Net AssetsF,G
Expenses before reductions	.76%	.77%	.80%	.79%	.80%
Expenses net of fee waivers, if any	.76%	.77%	.79%	.79%	.80%
Expenses net of all reductions	.76%	.77%	.79%	.78%	.80%
Net investment income (loss)	1.05%	1.09%	1.17%	1.08%	1.00%
Supplemental Data
Net assets, end of period (000 omitted)	$472,923	$544,540	$402,941	$416,771	$445,296
Portfolio turnover rateH	41%	56%	23%	48%	32%I

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Retailing Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Retailing Portfolio	6.83%	14.71%	23.32%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Retailing Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$81,368	Retailing Portfolio
$46,739	S&P 500® Index

Retailing Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Boris Shepov:  For the fiscal year, the fund gained 6.83%, trailing the 7.85% return of the MSCI U.S. IMI Retailing 25/50 Index, but outperforming the broad-based S&P 500® index. Versus the MSCI industry index, stock selection in the internet & direct marketing retail group was the fund’s largest detractor the past 12 months, followed by picks in apparel, accessories & luxury goods. Not owning furniture and home goods online retailer Wayfair, an index component that gained 114%, was the biggest individual relative detractor. While I would’ve preferred to own Wayfair, there were internal capacity limits and regulatory considerations that constrained my ability to do so. An out-of-index stake in apparel company PVH (-26%), established this period, also hurt our relative result. The fund's position in cash – representing roughly 2% of assets, on average – detracted in an environment of positive equity markets. On the plus side, timely ownership of retailer Signet Jewelers, whose brands include Kay, Jared, Zales and others, was the leading contributor due to our position’s 22% gain prior to be eliminated from the fund. Lastly, an overweighting in Dollar General rose about 27%, further bolstering our relative result due to strong organic growth. Dollar General was among the fund’s largest holdings at the end of the fiscal year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to Shareholders:  On December 1, 2018, Nicola Stafford transitioned off of the fund, leaving Boris Shepov, who had assumed co-management responsibilities for the fund on May 1, 2018, as sole Portfolio Manager.

Retailing Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
Amazon.com, Inc.	23.6
Home Depot, Inc.	15.0
Lowe's Companies, Inc.	7.0
TJX Companies, Inc.	5.0
The Booking Holdings, Inc.	4.4
Dollar General Corp.	4.1
Dollar Tree, Inc.	3.6
Ross Stores, Inc.	3.5
O'Reilly Automotive, Inc.	2.7
AutoZone, Inc.	2.3
71.2

Top Industries (% of fund's net assets)

As of February 28, 2019
Specialty Retail	44.0%
Internet & Direct Marketing Retail	32.5%
Multiline Retail	9.6%
Textiles, Apparel & Luxury Goods	4.2%
Food & Staples Retailing	3.5%
All Others*	6.2%

* Includes short-term investments and net other assets (liabilities).

Retailing Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
Distributors - 1.1%
Distributors - 1.1%
LKQ Corp. (a)	1,241,400	$34,386,780
Food & Staples Retailing - 3.5%
Food Retail - 1.0%
Kroger Co.	1,002,600	29,406,258
Hypermarkets & Super Centers - 2.5%
BJ's Wholesale Club Holdings, Inc.	2,289,792	57,977,533
Walmart, Inc.	180,500	17,867,695
		75,845,228

TOTAL FOOD & STAPLES RETAILING		105,251,486

Health Care Providers & Services - 0.6%
Health Care Services - 0.6%
CVS Health Corp.	314,000	18,158,620
Hotels, Restaurants & Leisure - 1.5%
Hotels, Resorts & Cruise Lines - 0.2%
Hilton Grand Vacations, Inc. (a)	183,300	5,827,107
Leisure Facilities - 0.3%
Drive Shack, Inc. (a)	2,240,625	9,881,156
Restaurants - 1.0%
U.S. Foods Holding Corp. (a)	807,600	28,459,824

TOTAL HOTELS, RESTAURANTS & LEISURE		44,168,087

Interactive Media & Services - 1.5%
Interactive Media & Services - 1.5%
Alphabet, Inc. Class A (a)	41,500	46,751,825
Internet & Direct Marketing Retail - 32.5%
Internet & Direct Marketing Retail - 32.5%
Amazon.com, Inc. (a)	436,930	716,490,922
eBay, Inc.	1,215,200	45,144,680
Expedia, Inc.	131,100	16,165,941
Liberty Interactive Corp. QVC Group Series A (a)	3,309,500	59,604,095
MercadoLibre, Inc. (a)	31,700	14,543,643
The Booking Holdings, Inc. (a)	78,580	133,353,403
		985,302,684
Media - 0.5%
Cable & Satellite - 0.5%
Comcast Corp. Class A	365,500	14,133,885
Multiline Retail - 9.6%
Department Stores - 0.4%
Macy's, Inc.	490,000	12,147,100
General Merchandise Stores - 9.2%
Big Lots, Inc. (b)	404,600	12,757,038
Dollar General Corp.	1,053,500	124,797,610
Dollar Tree, Inc. (a)	1,138,300	109,652,439
Ollie's Bargain Outlet Holdings, Inc. (a)	111,400	9,827,708
Target Corp.	321,000	23,317,440
		280,352,235

TOTAL MULTILINE RETAIL		292,499,335

Personal Products - 0.1%
Personal Products - 0.1%
Coty, Inc. Class A	381,600	4,197,600
Specialty Retail - 44.0%
Apparel Retail - 10.8%
Burlington Stores, Inc. (a)	258,794	43,927,694
Ross Stores, Inc.	1,135,200	107,651,016
The Children's Place Retail Stores, Inc. (b)	271,900	25,982,764
TJX Companies, Inc.	2,954,000	151,510,660
		329,072,134
Automotive Retail - 5.2%
AutoZone, Inc. (a)	73,563	69,073,450
CarMax, Inc. (a)	112,000	6,955,200
O'Reilly Automotive, Inc. (a)	224,086	83,351,029
		159,379,679
Computer & Electronics Retail - 2.0%
Best Buy Co., Inc.	882,500	60,751,300
Home Improvement Retail - 22.8%
Floor & Decor Holdings, Inc. Class A (a)(b)	667,700	24,825,086
Home Depot, Inc.	2,450,600	453,704,084
Lowe's Companies, Inc.	2,026,800	212,996,412
		691,525,582
Homefurnishing Retail - 0.2%
At Home Group, Inc. (a)	211,900	5,187,312
Specialty Stores - 3.0%
Five Below, Inc. (a)	56,500	6,799,775
Tiffany & Co., Inc.	600,800	57,100,032
Ulta Beauty, Inc. (a)	86,600	27,061,634
		90,961,441

TOTAL SPECIALTY RETAIL		1,336,877,448

Textiles, Apparel & Luxury Goods - 4.2%
Apparel, Accessories & Luxury Goods - 4.2%
adidas AG	69,300	16,837,081
Capri Holdings Ltd. (a)	154,900	7,063,440
lululemon athletica, Inc. (a)	82,757	12,448,308
PVH Corp.	494,300	56,765,412
Tapestry, Inc.	958,100	33,476,014
		126,590,255
Trading Companies & Distributors - 0.3%
Trading Companies & Distributors - 0.3%
Bunzl PLC	234,400	7,377,572
TOTAL COMMON STOCKS
(Cost $1,924,978,995)		3,015,695,577

Money Market Funds - 1.4%
Fidelity Cash Central Fund, 2.44% (c)	12,448,305	12,450,795
Fidelity Securities Lending Cash Central Fund 2.45% (c)(d)	31,292,729	31,295,858
TOTAL MONEY MARKET FUNDS
(Cost $43,746,653)		43,746,653
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $1,968,725,648)		3,059,442,230
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(23,851,705)
NET ASSETS - 100%		$3,035,590,525

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,085,814
Fidelity Securities Lending Cash Central Fund	30,268
Total	$1,116,082

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Retailing Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $30,382,797) — See accompanying schedule: Unaffiliated issuers (cost $1,924,978,995)	$3,015,695,577
Fidelity Central Funds (cost $43,746,653)	43,746,653
Total Investment in Securities (cost $1,968,725,648)		$3,059,442,230
Receivable for investments sold		21,654,795
Receivable for fund shares sold		3,517,174
Dividends receivable		1,234,135
Distributions receivable from Fidelity Central Funds		34,625
Prepaid expenses		19,949
Other receivables		3,373
Total assets		3,085,906,281
Liabilities
Payable for investments purchased	$10,726,161
Payable for fund shares redeemed	6,363,304
Accrued management fee	1,373,933
Other affiliated payables	517,387
Other payables and accrued expenses	39,196
Collateral on securities loaned	31,295,775
Total liabilities		50,315,756
Net Assets		$3,035,590,525
Net Assets consist of:
Paid in capital		$1,919,975,931
Total distributable earnings (loss)		1,115,614,594
Net Assets, for 202,195,590 shares outstanding		$3,035,590,525
Net Asset Value, offering price and redemption price per share ($3,035,590,525 ÷ 202,195,590 shares)		$15.01

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$26,722,221
Income from Fidelity Central Funds (including $30,268 from security lending)		1,116,082
Total income		27,838,303
Expenses
Management fee	$15,725,017
Transfer agent fees	5,090,964
Accounting and security lending fees	860,782
Custodian fees and expenses	34,806
Independent trustees' fees and expenses	15,771
Registration fees	180,862
Audit	41,785
Legal	13,367
Interest	18,671
Miscellaneous	20,118
Total expenses before reductions	22,002,143
Expense reductions	(123,869)
Total expenses after reductions		21,878,274
Net investment income (loss)		5,960,029
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	71,844,835
Fidelity Central Funds	3,654
Foreign currency transactions	4,085
Total net realized gain (loss)		71,852,574
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	36,475,082
Assets and liabilities in foreign currencies	(703)
Total change in net unrealized appreciation (depreciation)		36,474,379
Net gain (loss)		108,326,953
Net increase (decrease) in net assets resulting from operations		$114,286,982

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,960,029	$5,508,530
Net realized gain (loss)	71,852,574	113,637,334
Change in net unrealized appreciation (depreciation)	36,474,379	368,019,971
Net increase (decrease) in net assets resulting from operations	114,286,982	487,165,835
Distributions to shareholders	(56,366,884)	–
Distributions to shareholders from net investment income	–	(4,427,075)
Distributions to shareholders from net realized gain	–	(65,230,373)
Total distributions	(56,366,884)	(69,657,448)
Share transactions
Proceeds from sales of shares	1,561,816,984	575,718,782
Reinvestment of distributions	53,788,995	66,546,015
Cost of shares redeemed	(967,301,863)	(654,809,547)
Net increase (decrease) in net assets resulting from share transactions	648,304,116	(12,544,750)
Total increase (decrease) in net assets	706,224,214	404,963,637
Net Assets
Beginning of period	2,329,366,311	1,924,402,674
End of period	$3,035,590,525	$2,329,366,311
Other Information
Distributions in excess of net investment income end of period	$–	$(639,206)
Shares
Sold	101,600,543	43,734,090
Issued in reinvestment of distributions	3,880,110	5,085,670
Redeemed	(65,594,973)	(52,943,150)
Net increase (decrease)	39,885,680	(4,123,390)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Retailing Portfolio

Years ended February 28,	2019	2018	2017	2016A	2015
Selected Per–Share DataB
Net asset value, beginning of period	$14.35	$11.56	$9.88	$9.53	$8.84
Income from Investment Operations
Net investment income (loss)C	.03	.04	.01	.01D	.03E
Net realized and unrealized gain (loss)	.93	3.23	1.69	.47	1.38
Total from investment operations	.96	3.27	1.70	.48	1.41
Distributions from net investment income	(.02)	(.03)	(.02)	(.02)	(.02)
Distributions from net realized gain	(.27)	(.45)	–	(.11)	(.70)
Total distributions	(.30)F	(.48)	(.02)	(.13)	(.72)
Redemption fees added to paid in capitalC	–	–	–G	–	–G
Net asset value, end of period	$15.01	$14.35	$11.56	$9.88	$9.53
Total ReturnH	6.83%	28.66%	17.20%	5.11%	17.29%
Ratios to Average Net AssetsI,J
Expenses before reductions	.76%	.78%	.78%	.81%	.81%
Expenses net of fee waivers, if any	.75%	.77%	.78%	.80%	.81%
Expenses net of all reductions	.75%	.77%	.78%	.80%	.81%
Net investment income (loss)	.20%	.29%	.07%	.14%D	.36%E
Supplemental Data
Net assets, end of period (000 omitted)	$3,035,591	$2,329,366	$1,924,403	$1,849,996	$915,177
Portfolio turnover rateK	34%	24%	17%	11%	31%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 C Calculated based on average shares outstanding during the period.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .02%.

 E Net investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

 F Total distributions of $.30 per share is comprised of distributions from net investment income of $.024 and distributions from net realized gain of $.272 per share.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2019

1. Organization.

Automotive Portfolio, Communication Services Portfolio (formerly Multimedia Portfolio), Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, and Retailing Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund offers a single class of shares, with the exception of Communication Services Portfolio. Communication Services Portfolio offers Class A, Class M, Class C, Communication Services, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Communication Services Portfolio commenced sale of Class A, Class M, Class C, Class I and Class Z on November 30, 2018. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets and Share Transactions note may contain exchanges between affiliated funds.

Effective August 10, 2018 and May 11, 2018, Leisure Portfolio and Retailing Portfolio underwent a 10 for 1 share split, respectively. The effect of the share split transaction was to multiply the number of outstanding shares of Leisure Portfolio and Retailing Portfolio by a split factor of 10:1, with a corresponding decrease in net asset value (NAV) per share. This event does not impact the overall net assets of Leisure Portfolio or Retailing Portfolio. The per share data presented in each Financial Highlights and Shares activity presented in each Statement of Changes in Net Assets for Leisure Portfolio and Retailing Portfolio have been retroactively adjusted to reflect this share split.

Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2019, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

For Communication Services Portfolio, investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2019, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Automotive Portfolio	$32,376,886	$11,331,621	$(1,038,341)	$10,293,280
Communication Services Portfolio	481,527,843	106,966,131	(12,240,900)	94,725,231
Construction and Housing Portfolio	158,634,712	74,898,138	(7,892,350)	67,005,788
Consumer Discretionary Portfolio	337,793,957	111,556,672	(19,130,848)	92,425,824
Leisure Portfolio	310,821,114	174,636,066	(13,461,287)	161,174,779
Retailing Portfolio	1,973,079,343	1,185,452,336	(99,089,449)	1,086,362,887

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Automotive Portfolio	$26,652	$110,999	$ 10,291,599
Communication Services Portfolio	–	143,068,277	94,725,231
Construction and Housing Portfolio	250,218	8,760,880	67,005,788
Consumer Discretionary Portfolio	–	9,389,553	92,424,560
Leisure Portfolio	81,151	355,975	161,174,797
Retailing Portfolio	–	61,504,033	1,086,362,893

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2018 to February 28, 2019, and ordinary losses recognized during the period January 1, 2019 to February 28, 2019. Loss deferrals were as follows:

	Capital losses	Ordinary losses
Communication Services Portfolio	$–	$(189,476)
Consumer Discretionary Portfolio	(2,137,903)	(92,910)
Retailing Portfolio	(31,872,385)	–

The tax character of distributions paid was as follows:

February 28, 2019
	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$449,847	$2,618,495	$3,068,342
Communication Services Portfolio	1,309,008	66,126,972	67,435,980
Construction and Housing Portfolio	2,337,765	31,447,145	33,784,910
Consumer Discretionary Portfolio	2,344,452	16,846,201	19,190,653
Leisure Portfolio	5,015,959	73,489,561	78,505,520
Retailing Portfolio	12,910,093	43,456,791	56,366,884

February 28, 2018
	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$298,505	$8,188,561	$8,487,066
Communication Services Portfolio	1,071,017	29,592,267	30,663,284
Construction and Housing Portfolio	1,543,811	46,308,729	47,852,540
Consumer Discretionary Portfolio	2,342,887	26,353,209	28,696,096
Leisure Portfolio	4,166,156	27,657,199	31,823,355
Retailing Portfolio	4,427,075	65,230,373	69,657,448

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Funds' financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Automotive Portfolio	13,337,836	26,282,465
Communication Services Portfolio	547,245,339	536,783,572
Construction and Housing Portfolio	234,123,570	346,233,645
Consumer Discretionary Portfolio	256,256,876	224,013,848
Leisure Portfolio	195,128,002	285,286,501
Retailing Portfolio	1,668,890,751	966,607,763

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Automotive Portfolio	.30%	.24%	.54%
Communication Services Portfolio	.30%	.24%	.54%
Construction and Housing Portfolio	.30%	.24%	.54%
Consumer Discretionary Portfolio	.30%	.24%	.54%
Leisure Portfolio	.30%	.24%	.54%
Retailing Portfolio	.30%	.24%	.54%

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, Communication Services Portfolio has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of each Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Communication Services Portfolio
Class A	-%	.25%	$192	$192
Class M	.25%	.25%	252	252
Class C	.75%	.25%	447	447
			$891	$891

Sales Load. For Communication Services Portfolio, FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Communication Services Portfolio
Class A	$978
Class M	115
$1,093

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class (Communication Services Portfolio) or Fund (all other Funds). FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective class or Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were as follows:

	Amount	% of Average Net Assets
Automotive Portfolio	$99,167.23
Communication Services Portfolio
Class A	221	.29(a)
Class M	135	.27(a)
Class C	120	.27(a)
Communication Services	978,144.20
Class I	63	.11(a)
Class Z	21	.05(a)
	978,704
Construction and Housing Portfolio	500,592.19
Consumer Discretionary Portfolio	798,043.17
Leisure Portfolio	786,344.16
Retailing Portfolio	5,090,964.17

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Automotive Portfolio	.04
Communication Services Portfolio	.04
Construction and Housing Portfolio	.04
Consumer Discretionary Portfolio	.04
Leisure Portfolio	.04
Retailing Portfolio	.03

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Automotive Portfolio	$465
Communication Services Portfolio	13,105
Construction and Housing Portfolio	5,228
Consumer Discretionary Portfolio	3,022
Leisure Portfolio	3,434
Retailing Portfolio	15,672

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Communication Services Portfolio	Borrower	$15,916,000	2.14%	$1,895
Consumer Discretionary Portfolio	Borrower	$3,147,955	2.45%	4,715
Leisure Portfolio	Borrower	$4,679,000	2.17%	1,413
Retailing Portfolio	Borrower	$15,659,438	2.61%	18,131

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 10,019,311 shares of Consumer Discretionary Portfolio were redeemed in-kind for investments and cash with a value of $420,009,534. The net realized gain of $132,629,032 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Consumer Discretionary Portfolio recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Consumer Discretionary Portfolio for certain losses in the amount of $3,721.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Automotive Portfolio	$129
Communication Services Portfolio	1,357
Construction and Housing Portfolio	790
Consumer Discretionary Portfolio	1,478
Leisure Portfolio	1,351
Retailing Portfolio	7,359

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Retailing Portfolio	$2,236,000	2.90%	$540

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction	Transfer Agent expense reduction
Automotive Portfolio	$2,253	$–	$–
Communication Services Portfolio	27,860	–
Construction and Housing Portfolio	26,764	420	–
Leisure Portfolio	21,756	–	158
Retailing Portfolio	102,364	1,119	–

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating and class level operating expenses expenses as follows:

Fund-Level Amount
Automotive Portfolio	$420
Communication Services Portfolio	4,442
Construction and Housing Portfolio	2,444
Consumer Discretionary Portfolio	4,905
Leisure Portfolio	4,119
Retailing Portfolio	20,386

Class-Level Amount
Communication Services Portfolio
Class A	$7
Class M	7
Class C	7
Communication Services	71,303
Class I	7
Class Z	7

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2019(a)	Year ended February 28, 2018
Communication Services Portfolio
Distributions to shareholders
Class A	$7,552	$–
Class M	7,531	–
Class C	7,488	–
Communication Services	67,398,247	–
Class I	7,576	–
Class Z	7,586	–
Total	$67,435,980	$–
From net investment income
Communication Services	$–	$1,071,017
From net realized gain
Communication Services	$–	$29,592,267

 (a) Distributions for Class A, Class M, Class C, Class I and Class Z are for the period November 30, 2018 (commencement of sale of shares) to February 28, 2019.

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2019 (a)	Year ended February 28, 2018	Year ended February 28, 2019(a)	Year ended February 28, 2018
Communication Services Portfolio
Class A
Shares sold	9,932	–	$728,750	$–
Reinvestment of distributions	108	–	7,552	–
Shares redeemed	(486)	–	(36,085)	–
Net increase (decrease)	9,554	–	$700,217	$–
Class M
Shares sold	6,375	–	$476,789	$–
Reinvestment of distributions	108	–	7,531	–
Net increase (decrease)	6,483	–	$484,320	$–
Class C
Shares sold	4,996	–	$372,785	$–
Reinvestment of distributions	107	–	7,488	–
Shares redeemed	(60)	–	(4,466)	–
Net increase (decrease)	5,043	–	$375,807	$–
Communication Services
Shares sold	2,437,944	658,481	$187,426,841	$53,712,116
Reinvestment of distributions	917,753	368,028	64,635,754	29,534,153
Shares redeemed	(2,236,410)	(3,060,717)	(166,522,114)	(246,786,302)
Net increase (decrease)	1,119,287	(2,034,208)	$85,540,481	$(163,540,033)
Class I
Shares sold	7,326	–	$539,797	$–
Reinvestment of distributions	109	–	7,576	–
Shares redeemed	(1,396)	–	(102,385)	–
Net increase (decrease)	6,039	–	$444,988	$–
Class Z
Shares sold	6,958	–	$516,550	$–
Reinvestment of distributions	109	–	7,586	–
Net increase (decrease)	7,067	–	$524,136	$–

 (a) Share transactions for Class A, Class M, Class C, Class I and Class Z are for the period November 30, 2018 (commencement of sale of shares) to February 28, 2019.

12. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Automotive Portfolio, Communication Services Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio and Retailing Portfolio:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Automotive Portfolio, Communication Services Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio and Retailing Portfolio (six of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 28, 2019, the related statements of operations for the year ended February 28, 2019, the statements of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2019 of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 15, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 287 funds. Mr. Wiley oversees 195 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2018

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2018

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2018 to February 28, 2019), for Automotive Portfolio, Communication Services, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio and Retailing Portfolio and for the period (November 30, 2018 to February 28, 2019) for Class A, Class M, Class C, Class I and Class Z in the Communication Services Portfolio. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2018 to February 28, 2019).

Actual Expenses

The first line of the accompanying table for each Class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a Class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each Class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value February 28, 2019	Expenses Paid During Period
Automotive Portfolio	.98%
Actual		$1,000.00	$980.60	$4.81-B
Hypothetical-C		$1,000.00	$1,019.93	$4.91-D
Communication Services Portfolio
Class A	1.12%
Actual		$1,000.00	$1,038.30	$2.85-B
Hypothetical-C		$1,000.00	$1,019.24	$5.61-D
Class M	1.35%
Actual		$1,000.00	$1,037.60	$3.43-B
Hypothetical-C		$1,000.00	$1,018.10	$6.76-D
Class C	1.85%
Actual		$1,000.00	$1,036.30	$4.70-B
Hypothetical-C		$1,000.00	$1,015.62	$9.25-D
Communication Services	.79%
Actual		$1,000.00	$1,015.20	$3.95-B
Hypothetical-C		$1,000.00	$1,020.88	$3.96-D
Class I	.69%
Actual		$1,000.00	$1,039.10	$1.75-B
Hypothetical-C		$1,000.00	$1,021.37	$3.46-D
Class Z	.62%
Actual		$1,000.00	$1,039.20	$1.58-B
Hypothetical-C		$1,000.00	$1,021.72	$3.11-D
Construction and Housing Portfolio	.80%
Actual		$1,000.00	$962.80	$3.89-B
Hypothetical-C		$1,000.00	$1,020.83	$4.01-D
Consumer Discretionary Portfolio	.78%
Actual		$1,000.00	$943.00	$3.76-B
Hypothetical-C		$1,000.00	$1,020.93	$3.91-D
Leisure Portfolio	.76%
Actual		$1,000.00	$1,028.80	$3.82-B
Hypothetical-C		$1,000.00	$1,021.03	$3.81-D
Retailing Portfolio	.75%
Actual		$1,000.00	$915.30	$3.56-B
Hypothetical-C		$1,000.00	$1,021.08	$3.76-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year), for Automotive Portfolio, Communication Services, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio and Retailing Portfolio and multiplied by 91/365 (to reflect the period November 30, 2018 to February 28, 2019) for Class A, Class M, Class C, Class I and Class Z in the Communication Services Portfolio.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Automotive Portfolio	04/08/19	04/05/19	$0.025	$0.102
Communication Services Portfolio
Class A	04/15/19	04/12/19	$0.000	$18.854
Class M	04/15/19	04/12/19	$0.000	$18.854
Class C	04/15/19	04/12/19	$0.000	$18.854
Communication Services	04/15/19	04/12/19	$0.000	$18.854
Class I	04/15/19	04/12/19	$0.000	$18.854
Class Z	04/15/19	04/12/19	$0.000	$18.854
Construction and Housing Portfolio	04/08/19	04/05/19	$0.060	$2.093
Consumer Discretionary Portfolio	04/08/19	04/05/19	$0.000	$0.974
Leisure Portfolio	04/08/19	04/05/19	$0.003	$0.012
Retailing Portfolio	04/08/19	04/05/19	$0.000	$0.312

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2019, or, if subsequently determined to be different, the net capital gain of such year.

Automotive Portfolio	$1,129,343
Communication Services Portfolio	$197,471,420
Construction and Housing Portfolio	$30,015,562
Consumer Discretionary Portfolio	$16,925,303
Leisure Portfolio	$52,070,977
Retailing Portfolio	$100,452,783

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2018	December 2018
Automotive Portfolio	100%	100%
Communication Services Portfolio
Class A	–	100%
Class M	–	100%
Class C	–	100%
Communication Services	100%	100%
Class I	–	99%
Class Z	–	94%
Construction and Housing Portfolio	100%	100%
Consumer Discretionary Portfolio	100%	100%
Leisure Portfolio	100%	100%
Retailing Portfolio	–	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2018	December 2018
Automotive Portfolio	100%	100%
Communication Services Portfolio
Class A	–	100%
Class M	–	100%
Class C	–	100%
Communication Services	100%	100%
Class I	–	99%
Class Z	–	94%
Construction and Housing Portfolio	100%	100%
Consumer Discretionary Portfolio	100%	100%
Leisure Portfolio	100%	100%
Retailing Portfolio	–	100%

The funds will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Automotive Portfolio
Communication Services Portfolio
Construction and Housing Portfolio
Consumer Discretionary Portfolio
Leisure Portfolio
Retailing Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. SelectCo and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. Leisure Portfolio had a portfolio manager change in March 2018. Retailing Portfolio had a portfolio manager change in April 2018. The Board will continue to monitor closely each fund's performance, taking into account the portfolio manager changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against an appropriate securities market index ("benchmark index"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below.

Automotive Portfolio

Communication Services Portfolio

Construction and Housing Portfolio

The Board considered the fund's underperformance for different time periods based on the June 30, 2018 data presented above and based on earlier periods ended prior to June 30, 2018. The Board noted that the fund's underperformance has continued since the Board approved the management contract in 2017 and 2018. The Board's discussions with SelectCo regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; attribution reports on contributors to the fund's underperformance; and the applicable portfolio manager's explanation of his or her underperformance. The Board engages with SelectCo on steps that might be taken to address a fund's underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the effect of any remedial actions and other relevant factors.

Consumer Discretionary Portfolio

Leisure Portfolio

The Board considered the fund's underperformance for different time based on time periods ended prior to June 30, 2018 (which periods are not shown in the chart above). The Board noted that the fund's underperformance has continued since the Board approved the management contract in 2018. The Board's discussions with SelectCo regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; attribution reports on contributors to the fund's underperformance; and the applicable portfolio manager's explanation of his or her underperformance. The Board engages with SelectCo on steps that might be taken to address a fund's underperformance. The Board noted that the fund's more recent performance had improved.

Retailing Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Automotive Portfolio

Communication Services Portfolio

Construction and Housing Portfolio

Consumer Discretionary Portfolio

Leisure Portfolio

Retailing Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of Communication Services Portfolio's shareholders was held on October 17, 2018. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To modify the fund's fundamental concentration policy.

	# of Votes	% of Votes
For	291,265,206.38	91.526
Against	14,552,941.89	4.573
Abstain	12,416,617.75	3.901
TOTAL	318,234,766.02	100.000

SELCON-ANN-0419
1.813633.114

Fidelity® Select Portfolios® Energy Sector Energy Portfolio Energy Service Portfolio Natural Gas Portfolio Natural Resources Portfolio Annual Report February 28, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Energy Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Energy Service Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Natural Gas Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Natural Resources Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Energy Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Energy Portfolio	(7.30)%	(5.15)%	6.21%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Energy Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$18,265	Energy Portfolio
$46,739	S&P 500® Index

Energy Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager John Dowd:  For the fiscal year, the fund returned -7.30%, trailing the -0.76% result of the MSCI U.S. IMI Energy 25/50 Index, as well as the broad-based S&P 500® index. The backdrop for energy stocks was challenging the past year, due in large part to volatile U.S. crude-oil prices. In the fourth quarter of 2018, the West Texas Intermediate spot price, a proxy for U.S. crude, tumbled about 45% on a peak-to-trough basis, before rebounding some in early 2019. The decline occurred in large part because domestic production growth exceeded global demand, and because dynamic U.S. government policy regarding Iranian sanctions led to excess global supply. Versus the MSCI sector index, my longstanding strategy of overweighting oil & gas exploration & production (E&P) stocks and underweighting integrated oil & gas stocks notably detracted. Within the sector index, integrated oil & gas (+9%) held up much better than E&Ps (-7%) the past year. Positioning in the oil & gas storage and transportation group also hurt relative performance. The two biggest detractors versus the index were underweighted positions in integrated oil & gas giant Exxon Mobil and E&P ConocoPhillips. Conversely, favorable stock picking and an underweighting in the oil & gas equipment & services segment contributed most to our relative result. Here, a sizable underweighting in equipment and services firm Schlumberger was the top contributor versus the index. Non-index investments in E&P stocks Viper Energy Partners and Magnolia Oil & Gas also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Energy Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
Chevron Corp.	10.7
EOG Resources, Inc.	7.5
Valero Energy Corp.	4.6
Diamondback Energy, Inc.	4.6
Phillips 66 Co.	4.1
Exxon Mobil Corp.	3.8
Pioneer Natural Resources Co.	3.7
Anadarko Petroleum Corp.	3.7
Marathon Petroleum Corp.	3.0
Delek U.S. Holdings, Inc.	2.8
48.5

Top Industries (% of fund's net assets)

As of February 28, 2019
Oil, Gas & Consumable Fuels	90.2%
Energy Equipment & Services	8.5%
Machinery	0.9%
Chemicals	0.1%
All Others*	0.3%

* Includes short-term investments and net other assets (liabilities).

Energy Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
Chemicals - 0.1%
Commodity Chemicals - 0.1%
LG Chemical Ltd.	4,805	$1,667,128
Energy Equipment & Services - 8.5%
Oil & Gas Drilling - 1.8%
AKITA Drilling Ltd. Class A (non-vtg.)	511,864	1,524,759
Nabors Industries Ltd.	2,321,236	7,520,805
Odfjell Drilling Ltd.	968,380	2,891,565
Precision Drilling Corp. (a)	1,527,300	3,853,213
Shelf Drilling Ltd. (a)(b)	1,063,054	4,709,210
		20,499,552
Oil & Gas Equipment & Services - 6.7%
Baker Hughes, a GE Co. Class A	696,040	18,361,535
Forum Energy Technologies, Inc. (a)	410,800	2,394,964
Halliburton Co.	395,500	12,137,895
Helix Energy Solutions Group, Inc. (a)	163,700	1,211,380
Liberty Oilfield Services, Inc. Class A	321,600	5,267,808
NCS Multistage Holdings, Inc. (a)	200,178	1,102,981
RigNet, Inc. (a)	490,096	7,586,686
Schlumberger Ltd.	584,758	25,764,437
Smart Sand, Inc. (a)(c)	212,200	634,478
Solaris Oilfield Infrastructure, Inc. Class A (c)	158,900	2,701,300
		77,163,464

TOTAL ENERGY EQUIPMENT & SERVICES		97,663,016

Machinery - 0.9%
Industrial Machinery - 0.9%
Apergy Corp. (a)	34,200	1,435,716
Cactus, Inc. (a)	90,600	3,285,156
Gardner Denver Holdings, Inc. (a)	64,800	1,739,880
ProPetro Holding Corp. (a)	224,500	4,458,570
		10,919,322
Oil, Gas & Consumable Fuels - 90.2%
Coal & Consumable Fuels - 0.4%
Peabody Energy Corp.	159,700	4,926,745
Integrated Oil & Gas - 18.9%
Chevron Corp.	1,033,523	123,588,681
Exxon Mobil Corp.	554,548	43,825,928
Occidental Petroleum Corp.	334,100	22,100,715
Suncor Energy, Inc.	828,600	28,561,340
		218,076,664
Oil & Gas Exploration & Production - 50.9%
Aker Bp ASA	124,300	4,212,747
Anadarko Petroleum Corp.	974,215	42,378,353
Antero Midstream GP LP (c)	88,500	1,130,145
Berry Petroleum Corp.	1,100,700	14,011,911
Cabot Oil & Gas Corp.	1,288,500	31,722,870
Canadian Natural Resources Ltd.	173,300	4,922,644
Centennial Resource Development, Inc. Class A (a)(c)	168,239	1,525,928
Concho Resources, Inc.	224,628	24,709,080
ConocoPhillips Co.	290,400	19,703,640
Continental Resources, Inc. (a)	542,188	24,187,007
Devon Energy Corp.	959,100	28,303,041
Diamondback Energy, Inc.	516,947	53,209,355
Encana Corp.	3,601,800	26,439,749
Enerplus Corp.	72,700	641,214
EOG Resources, Inc.	918,764	86,363,816
Gran Tierra Energy, Inc. (U.S.) (a)	1,670,600	3,775,556
Hess Corp.	425,400	24,609,390
Kosmos Energy Ltd.	1,668,400	10,677,760
Lundin Petroleum AB	145,900	4,770,658
Magnolia Oil & Gas Corp.	909,000	11,180,700
Magnolia Oil & Gas Corp. Class A (a)(c)	797,300	9,806,790
National Energy Services Reunited Corp. (a)	13,900	119,540
Noble Energy, Inc.	1,001,900	22,192,085
Northern Oil & Gas, Inc. (a)	1,275,600	3,023,172
Parex Resources, Inc. (a)	1,059,000	16,392,591
Parsley Energy, Inc. Class A (a)	746,000	13,532,440
PDC Energy, Inc. (a)	310,851	11,523,247
Pioneer Natural Resources Co.	301,399	42,482,189
Texas Pacific Land Trust (c)	1,100	817,982
Viper Energy Partners LP	819,259	26,961,814
W&T Offshore, Inc. (a)	523,400	2,726,914
Whiting Petroleum Corp. (a)	600,400	14,631,748
WPX Energy, Inc. (a)	266,000	3,282,440
		585,968,516
Oil & Gas Refining & Marketing - 15.6%
Delek U.S. Holdings, Inc.	918,231	32,487,013
HollyFrontier Corp.	143,200	7,331,840
Marathon Petroleum Corp.	549,792	34,092,602
Phillips 66 Co.	490,073	47,223,434
Reliance Industries Ltd.	322,432	5,603,189
Valero Energy Corp.	654,500	53,381,020
		180,119,098
Oil & Gas Storage & Transport - 4.4%
Cheniere Energy, Inc. (a)	319,900	20,617,555
Enterprise Products Partners LP	251,900	6,965,035
Euronav NV (c)	723,941	5,668,458
Golar LNG Ltd.	267,000	5,510,880
Noble Midstream Partners LP (a)(d)	101,027	3,400,569
Teekay LNG Partners LP	75,500	1,075,120
The Williams Companies, Inc.	252,162	6,730,204
		49,967,821

TOTAL OIL, GAS & CONSUMABLE FUELS		1,039,058,844

TOTAL COMMON STOCKS
(Cost $1,076,524,442)		1,149,308,310

Money Market Funds - 0.9%
Fidelity Cash Central Fund, 2.44% (e)	3,999,110	3,999,909
Fidelity Securities Lending Cash Central Fund 2.45% (e)(f)	6,011,664	6,012,265
TOTAL MONEY MARKET FUNDS
(Cost $10,012,174)		10,012,174
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $1,086,536,616)		1,159,320,484
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(7,147,084)
NET ASSETS - 100%		$1,152,173,400

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,709,210 or 0.4% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,400,569 or 0.3% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements , which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Noble Midstream Partners LP	6/21/17	$4,086,542

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$176,112
Fidelity Securities Lending Cash Central Fund	141,443
Total	$317,555

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.8%
Canada	7.1%
Curacao	2.2%
Bermuda	1.5%
Others (Individually Less Than 1%)	2.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $5,671,480) — See accompanying schedule: Unaffiliated issuers (cost $1,076,524,442)	$1,149,308,310
Fidelity Central Funds (cost $10,012,174)	10,012,174
Total Investment in Securities (cost $1,086,536,616)		$1,159,320,484
Receivable for investments sold		1,620,401
Receivable for fund shares sold		640,926
Dividends receivable		3,544,860
Distributions receivable from Fidelity Central Funds		24,967
Prepaid expenses		15,027
Other receivables		212,940
Total assets		1,165,379,605
Liabilities
Payable for investments purchased	$3,998,447
Payable for fund shares redeemed	2,120,709
Accrued management fee	521,618
Other affiliated payables	243,409
Other payables and accrued expenses	314,754
Collateral on securities loaned	6,007,268
Total liabilities		13,206,205
Net Assets		$1,152,173,400
Net Assets consist of:
Paid in capital		$1,445,939,018
Total distributable earnings (loss)		(293,765,618)
Net Assets, for 30,725,903 shares outstanding		$1,152,173,400
Net Asset Value, offering price and redemption price per share ($1,152,173,400 ÷ 30,725,903 shares)		$37.50

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$29,694,286
Income from Fidelity Central Funds (including $141,443 from security lending)		317,555
Total income		30,011,841
Expenses
Management fee	$8,540,776
Transfer agent fees	3,150,728
Accounting and security lending fees	496,498
Custodian fees and expenses	46,514
Independent trustees' fees and expenses	9,236
Registration fees	64,067
Audit	55,312
Legal	11,929
Interest	12,916
Miscellaneous	14,915
Total expenses before reductions	12,402,891
Expense reductions	(161,192)
Total expenses after reductions		12,241,699
Net investment income (loss)		17,770,142
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $233,302)	(31,830,498)
Redemptions in-kind with affiliated entities	76,585,161
Fidelity Central Funds	476
Foreign currency transactions	(70,800)
Total net realized gain (loss)		44,684,339
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $549,959)	(128,269,758)
Assets and liabilities in foreign currencies	(5,490)
Total change in net unrealized appreciation (depreciation)		(128,275,248)
Net gain (loss)		(83,590,909)
Net increase (decrease) in net assets resulting from operations		$(65,820,767)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,770,142	$35,506,693
Net realized gain (loss)	44,684,339	16,320,584
Change in net unrealized appreciation (depreciation)	(128,275,248)	(167,310,997)
Net increase (decrease) in net assets resulting from operations	(65,820,767)	(115,483,720)
Distributions to shareholders	(15,141,238)	–
Distributions to shareholders from net investment income	–	(30,128,038)
Distributions to shareholders from net realized gain	–	(5,042,802)
Total distributions	(15,141,238)	(35,170,840)
Share transactions
Proceeds from sales of shares	441,916,034	394,144,620
Reinvestment of distributions	14,307,440	33,787,233
Cost of shares redeemed	(1,001,524,132)	(788,191,006)
Net increase (decrease) in net assets resulting from share transactions	(545,300,658)	(360,259,153)
Total increase (decrease) in net assets	(626,262,663)	(510,913,713)
Net Assets
Beginning of period	1,778,436,063	2,289,349,776
End of period	$1,152,173,400	$1,778,436,063
Other Information
Distributions in excess of net investment income end of period	$–	$(3,140,266)
Shares
Sold	10,039,540	9,498,569
Issued in reinvestment of distributions	402,346	813,084
Redeemed	(23,082,720)	(18,855,556)
Net increase (decrease)	(12,640,834)	(8,543,903)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Energy Portfolio

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$41.01	$44.10	$32.63	$45.64	$56.25
Income from Investment Operations
Net investment income (loss)B	.49	.75C	.18	.42	.46
Net realized and unrealized gain (loss)	(3.51)	(3.06)	11.58	(12.98)	(6.37)
Total from investment operations	(3.02)	(2.31)	11.76	(12.56)	(5.91)
Distributions from net investment income	(.48)	(.68)	(.24)	(.39)	(.46)
Distributions from net realized gain	(.01)	(.10)	(.05)	(.07)	(4.23)
Total distributions	(.49)	(.78)	(.29)	(.45)D	(4.70)E
Redemption fees added to paid in capitalB	–	–	–F	–F	–F
Net asset value, end of period	$37.50	$41.01	$44.10	$32.63	$45.64
Total ReturnG	(7.30)%	(5.27)%	36.05%	(27.61)%	(11.25)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.78%	.79%	.79%	.80%	.79%
Expenses net of fee waivers, if any	.78%	.79%	.79%	.80%	.79%
Expenses net of all reductions	.77%	.78%	.78%	.79%	.79%
Net investment income (loss)	1.12%	1.82%C	.44%	1.03%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$1,152,173	$1,778,436	$2,289,350	$1,928,897	$2,179,828
Portfolio turnover rateJ	59%K	59%	93%K	79%	73%K

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.48 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .66%.

 D Total distributions of $.45 per share is comprised of distributions from net investment income of $.387 and distributions from net realized gain of $.066 per share.

 E Total distributions of $4.70 per share is comprised of distributions from net investment income of $.463 and distributions from net realized gain of $4.233 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Energy Service Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Energy Service Portfolio	(26.36)%	(14.84)%	1.34%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Energy Service Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$11,419	Energy Service Portfolio
$46,739	S&P 500® Index

Energy Service Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Maurice Fitzmaurice:  For the fiscal year, the fund returned -26.36%, lagging the -25.65% result of the MSCI U.S. IMI Energy Equipment & Service 25/50 Index, as well as the broad-based S&P 500® index. Declining crude oil prices proved to be a headwind for the profitability of energy producers this period, resulting in lower demand for oilfield and offshore equipment and services. U.S. crude prices, as reflected by the West Texas Intermediate spot price, fell 7% for the 12 months and about 15% for the past six months of the fiscal year. Versus the MSCI industry index, unfavorable security selection in oil & gas drilling was by far the biggest detractor. The fund’s largest individual relative detractor was oil well completion services firm NCS Multistage Holdings (-62%). The company was hurt by weak market conditions, pricing pressure, and slower-than-expected growth in its Canadian and U.S. markets. Oil and natural gas drilling sand provider Smart Sand returned -60% for the fund and also detracted, as the stock was hurt by weak pricing in the U.S. sand market due to softening demand and new supply. I’ll also note that the fund's foreign holdings detracted overall, hampered in part by a broadly stronger U.S. dollar. Conversely, security selection in the oil and gas equipment & services industry group contributed most to our performance versus the MSCI industry index. The fund’s top relative contributor was an overweighted stake in oilfield communication services firm RigNet (+15%), which experienced strong demand for its services. In addition, our larger-than-index position in Baker Hughes, a GE Co., rose 1% and helped, as the energy services company outperformed several peers due to exposure to the growing liquefied natural gas market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On August 31, 2018, Maurice Fitzmaurice assumed co-management responsibilities for the fund, joining Lead Manager Ben Shuleva. The two managed the fund together until March 1, 2019, when Maurice became sole portfolio manager.

Energy Service Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
Schlumberger Ltd.	20.2
Halliburton Co.	12.5
Baker Hughes, a GE Co. Class A	8.8
Nabors Industries Ltd.	4.8
Shelf Drilling Ltd.	4.3
RigNet, Inc.	4.1
Oceaneering International, Inc.	3.8
Oil States International, Inc.	2.8
C&J Energy Services, Inc.	2.8
National Energy Services Reunited Corp.	2.7
66.8

Top Industries (% of fund's net assets)

As of February 28, 2019
Energy Equipment & Services	94.7%
Oil, Gas & Consumable Fuels	4.6%
Construction & Engineering	0.4%
All Others*	0.3%

* Includes short-term investments and net other assets (liabilities).

Energy Service Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
Construction & Engineering - 0.4%
Construction & Engineering - 0.4%
Enterprise Group, Inc. (a)(b)(c)	5,482,737	$1,104,089
Energy Equipment & Services - 94.7%
Oil & Gas Drilling - 15.3%
AKITA Drilling Ltd. Class A (non-vtg.)	1,196,868	3,565,274
Borr Drilling Ltd. (a)(b)	460,564	1,259,511
Helmerich & Payne, Inc.	6,800	368,560
Independence Contract Drilling, Inc. (a)	665,955	2,064,461
Nabors Industries Ltd.	4,480,878	14,518,045
Odfjell Drilling Ltd.	2,107,082	6,291,708
Patterson-UTI Energy, Inc.	225,200	2,986,152
Rowan Companies PLC (a)	78,200	884,442
Shelf Drilling Ltd. (a)(d)	2,982,776	13,213,363
Transocean Ltd. (United States) (a)	165,600	1,352,952
		46,504,468
Oil & Gas Equipment & Services - 79.4%
Archrock, Inc.	366,816	3,580,124
Baker Hughes, a GE Co. Class A	1,012,946	26,721,515
Bristow Group, Inc. (a)(b)	167,300	197,414
C&J Energy Services, Inc. (a)	490,051	8,463,181
Core Laboratories NV (b)	28,200	1,827,642
CSI Compressco LP	1,848,173	5,784,781
Dril-Quip, Inc. (a)	162,000	6,902,820
Forum Energy Technologies, Inc. (a)	1,386,097	8,080,946
Frank's International NV (a)(b)	370,583	2,319,850
FTS International, Inc. (a)	31,700	326,193
Halliburton Co.	1,237,834	37,989,125
Helix Energy Solutions Group, Inc. (a)	381,629	2,824,055
McCoy Global, Inc. (a)	1,042,050	871,048
McDermott International, Inc. (a)(b)	446,099	3,782,920
National Oilwell Varco, Inc.	176,900	4,977,966
NCS Multistage Holdings, Inc. (a)(b)	1,218,827	6,715,737
Oceaneering International, Inc. (a)	744,325	11,499,821
Oil States International, Inc. (a)	496,625	8,512,153
Ranger Energy Services, Inc. Class A (a)	742,117	4,920,236
RigNet, Inc. (a)(b)	806,135	12,478,970
Schlumberger Ltd.	1,392,711	61,362,845
SEACOR Marine Holdings, Inc. (a)	100	1,372
Smart Sand, Inc. (a)(b)	1,585,490	4,740,615
Superior Drilling Products, Inc. (a)(c)	2,409,569	3,855,310
Superior Energy Services, Inc. (a)	460,600	2,155,608
TechnipFMC PLC	49,262	1,098,050
TETRA Technologies, Inc. (a)	3,037,422	7,259,439
TETRA Technologies, Inc. warrants 12/14/21 (a)	300,100	73,825
U.S. Silica Holdings, Inc. (b)	4,200	62,580
Weatherford International PLC (a)(b)	2,220,666	1,433,662
		240,819,803

TOTAL ENERGY EQUIPMENT & SERVICES		287,324,271

Oil, Gas & Consumable Fuels - 4.6%
Oil & Gas Exploration & Production - 3.2%
National Energy Services Reunited Corp. (a)	955,369	8,216,173
Nine Energy Service, Inc. (a)	52,500	1,376,550
		9,592,723
Oil & Gas Storage & Transport - 1.4%
Golar LNG Ltd.	72,833	1,503,273
StealthGas, Inc. (a)	871,835	2,824,745
		4,328,018

TOTAL OIL, GAS & CONSUMABLE FUELS		13,920,741

TOTAL COMMON STOCKS
(Cost $407,206,121)		302,349,101

Money Market Funds - 4.8%
Fidelity Cash Central Fund, 2.44% (e)	475,412	475,507
Fidelity Securities Lending Cash Central Fund 2.45% (e)(f)	14,111,279	14,112,690
TOTAL MONEY MARKET FUNDS
(Cost $14,587,800)		14,588,197
TOTAL INVESTMENT IN SECURITIES - 104.5%
(Cost $421,793,921)		316,937,298
NET OTHER ASSETS (LIABILITIES) - (4.5)%		(13,587,802)
NET ASSETS - 100%		$303,349,496

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,213,363 or 4.4% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements , which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$11,405
Fidelity Securities Lending Cash Central Fund	255,208
Total	$266,613

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Enterprise Group, Inc.	$1,669,745	$--	$29,758	$--	$(180,049)	$(355,849)	$1,104,089
RigNet, Inc.	12,615,390	2,890,490	4,770,931	--	307,746	1,436,275	--
Smart Sand, Inc.	9,281,173	9,781,851	6,094,157	--	(4,904,452)	(3,323,800)	--
Superior Drilling Products, Inc.	3,662,545	--	--	--	--	192,765	3,855,310
Trinidad Drilling Ltd.	15,876,309	4,676,929	20,812,809	--	411,259	(151,688)	--
Xtreme Drilling & Coil Services Corp.	7,164,828	22,835	--	--	15,019	5,047,518	--
Total	$50,269,990	$17,372,105	$31,707,655	$--	$(4,350.477)	$2,845,221	$4,959,399

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$302,349,101	$302,275,276	$73,825	$--
Money Market Funds	14,588,197	14,588,197	--	--
Total Investments in Securities:	$316,937,298	$316,863,473	$73,825	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	58.0%
Curacao	20.2%
Bermuda	7.8%
Norway	4.3%
British Virgin Islands	2.7%
Canada	1.9%
Netherlands	1.4%
Panama	1.2%
Others (Individually Less Than 1%)	2.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Energy Service Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $12,538,063) — See accompanying schedule: Unaffiliated issuers (cost $393,160,308)	$297,389,702
Fidelity Central Funds (cost $14,587,800)	14,588,197
Other affiliated issuers (cost $14,045,813)	4,959,399
Total Investment in Securities (cost $421,793,921)		$316,937,298
Receivable for investments sold		765,179
Receivable for fund shares sold		909,416
Dividends receivable		717,206
Distributions receivable from Fidelity Central Funds		10,519
Prepaid expenses		3,487
Other receivables		50,487
Total assets		319,393,592
Liabilities
Payable to custodian bank	$1
Payable for investments purchased	1,068,580
Payable for fund shares redeemed	568,889
Accrued management fee	135,071
Other affiliated payables	71,191
Other payables and accrued expenses	87,346
Collateral on securities loaned	14,113,018
Total liabilities		16,044,096
Net Assets		$303,349,496
Net Assets consist of:
Paid in capital		$556,839,468
Total distributable earnings (loss)		(253,489,972)
Net Assets, for 9,909,108 shares outstanding		$303,349,496
Net Asset Value, offering price and redemption price per share ($303,349,496 ÷ 9,909,108 shares)		$30.61

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$5,172,404
Income from Fidelity Central Funds (including $255,208 from security lending)		266,613
Total income		5,439,017
Expenses
Management fee	$1,999,145
Transfer agent fees	852,850
Accounting and security lending fees	149,320
Custodian fees and expenses	23,224
Independent trustees' fees and expenses	2,153
Registration fees	37,881
Audit	50,383
Legal	3,399
Interest	263
Miscellaneous	3,527
Total expenses before reductions	3,122,145
Expense reductions	(115,139)
Total expenses after reductions		3,007,006
Net investment income (loss)		2,432,011
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(27,785,760)
Fidelity Central Funds	(927)
Other affiliated issuers	(4,350,477)
Foreign currency transactions	(3,933)
Total net realized gain (loss)		(32,141,097)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(65,728,037)
Fidelity Central Funds	(122)
Other affiliated issuers	2,845,221
Assets and liabilities in foreign currencies	(1,679)
Total change in net unrealized appreciation (depreciation)		(62,884,617)
Net gain (loss)		(95,025,714)
Net increase (decrease) in net assets resulting from operations		$(92,593,703)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,432,011	$15,574,749
Net realized gain (loss)	(32,141,097)	(66,289,758)
Change in net unrealized appreciation (depreciation)	(62,884,617)	(68,938,397)
Net increase (decrease) in net assets resulting from operations	(92,593,703)	(119,653,406)
Distributions to shareholders	(2,784,223)	–
Distributions to shareholders from net investment income	–	(16,191,879)
Distributions to shareholders from net realized gain	–	(13,061,204)
Total distributions	(2,784,223)	(29,253,083)
Share transactions
Proceeds from sales of shares	135,703,149	170,298,959
Reinvestment of distributions	2,638,204	27,683,185
Cost of shares redeemed	(152,668,531)	(370,145,317)
Net increase (decrease) in net assets resulting from share transactions	(14,327,178)	(172,163,173)
Redemption fees	–	32,793
Total increase (decrease) in net assets	(109,705,104)	(321,036,869)
Net Assets
Beginning of period	413,054,600	734,091,469
End of period	$303,349,496	$413,054,600
Other Information
Distributions in excess of net investment income end of period	$–	$(1,901,815)
Shares
Sold	3,781,710	3,621,446
Issued in reinvestment of distributions	94,121	644,244
Redeemed	(3,793,132)	(7,858,391)
Net increase (decrease)	82,699	(3,592,701)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Energy Service Portfolio

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$42.04	$54.70	$37.54	$54.34	$86.13
Income from Investment Operations
Net investment income (loss)B	.26	1.41C	.17	.45	.45
Net realized and unrealized gain (loss)	(11.37)	(10.86)	17.22	(16.85)	(23.10)
Total from investment operations	(11.11)	(9.45)	17.39	(16.40)	(22.65)
Distributions from net investment income	(.32)	(1.77)	(.23)	(.40)	(.39)
Distributions from net realized gain	–	(1.43)	–	–	(8.75)
Total distributions	(.32)	(3.21)D	(.23)	(.40)	(9.14)
Redemption fees added to paid in capitalB	–	–E	–E	–E	–E
Net asset value, end of period	$30.61	$42.04	$54.70	$37.54	$54.34
Total ReturnF	(26.36)%	(17.41)%	46.36%	(30.30)%	(27.82)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.84%	.84%	.85%	.85%	.79%
Expenses net of fee waivers, if any	.84%	.84%	.85%	.84%	.79%
Expenses net of all reductions	.81%	.82%	.84%	.81%	.79%
Net investment income (loss)	.65%	3.04%C	.36%	.92%	.56%
Supplemental Data
Net assets, end of period (000 omitted)	$303,349	$413,055	$734,091	$435,375	$698,803
Portfolio turnover rateI	80%	62%	96%	58%	55%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $1.34 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .16%.

 D Total distributions of $3.21 per share is comprised of distributions from net investment income of $1.774 and distributions from net realized gain of $1.431 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Natural Gas Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Natural Gas Portfolio	(4.82)%	(10.69)%	1.97%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Natural Gas Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$12,158	Natural Gas Portfolio
$46,739	S&P 500® Index

Natural Gas Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Ben Shuleva:  For the fiscal year, the fund returned -4.82%, trailing the -2.86% result of the FactSet Natural Gas Linked Index, as well as the broad-based S&P 500® index. Falling crude-oil prices pressured the profitability and stock prices of energy stocks the past year. Versus the FactSet index, security selection in the oil & gas exploration & production (E&P) category was the biggest detractor, followed by positioning in oil & gas drilling and utilities. The largest individual relative detractor was a non-index stake in Shelf Drilling, which we established this period. Shares of the shallow-water, jack-up rig provider returned -47% for the fund, as demand for offshore drilling services softened. A sizable overweighting in E&P Anadarko Petroleum also hurt. Shares of the company didn’t perform as I expected, returning about -22% despite a positive result from an election ballot initiative in Colorado and management’s solid execution. Conversely, stock picking in the oil & gas equipment & services group helped most versus the natural gas index. The top individual relative contributor was equipment and services provider Baker Hughes, a GE Co., which gained 2% for the fund the past year, as investors started to place greater value on the company’s niche in the turbo machinery business. We chose to overweight Baker Hughes and underweight several of its peers, including Halliburton and Schlumberger – two additional relative contributors. Meanwhile, the fund's foreign holdings contributed overall, despite the drag of a broadly stronger U.S. dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Natural Gas Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
EOG Resources, Inc.	8.3
Anadarko Petroleum Corp.	6.6
The Williams Companies, Inc.	5.9
Devon Energy Corp.	5.5
Schlumberger Ltd.	5.3
Noble Energy, Inc.	5.1
PDC Energy, Inc.	4.9
RigNet, Inc.	4.7
Occidental Petroleum Corp.	4.0
Shelf Drilling Ltd.	3.4
53.7

Top Industries (% of fund's net assets)

As of February 28, 2019
Oil, Gas & Consumable Fuels	70.4%
Energy Equipment & Services	19.1%
Gas Utilities	5.4%
Multi-Utilities	3.4%
All Others*	1.7%

* Includes short-term investments and net other assets (liabilities).

Natural Gas Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 100.1%
	Shares	Value
Energy Equipment & Services - 19.1%
Oil & Gas Drilling - 4.0%
Borr Drilling Ltd. (a)	24,000	$65,633
Nabors Industries Ltd.	355,000	1,150,200
Shelf Drilling Ltd. (a)(b)	1,528,150	6,769,533
		7,985,366
Oil & Gas Equipment & Services - 15.1%
Baker Hughes, a GE Co. Class A	156,000	4,115,280
C&J Energy Services, Inc. (a)	32,900	568,183
Dril-Quip, Inc. (a)	6,300	268,443
Forum Energy Technologies, Inc. (a)	32,100	187,143
Halliburton Co.	85,500	2,623,995
McDermott International, Inc. (a)	20,866	176,944
NCS Multistage Holdings, Inc. (a)	131,254	723,210
Oceaneering International, Inc. (a)	54,300	838,935
Oil States International, Inc. (a)	22,100	378,794
Pason Systems, Inc.	12,200	187,828
Ranger Energy Services, Inc. Class A (a)	10,194	67,586
RigNet, Inc. (a)	606,134	9,382,954
Schlumberger Ltd.	242,018	10,663,313
TETRA Technologies, Inc. (a)	61,663	147,375
Weatherford International PLC (a)	265,800	171,600
		30,501,583

TOTAL ENERGY EQUIPMENT & SERVICES		38,486,949

Gas Utilities - 5.4%
Gas Utilities - 5.4%
Atmos Energy Corp.	6,087	601,700
Northwest Natural Holding Co.	4,800	308,256
South Jersey Industries, Inc.	110,900	3,210,555
Southwest Gas Holdings, Inc.	21,000	1,720,740
Spire, Inc.	13,600	1,078,752
UGI Corp.	7,500	411,750
Valener, Inc. (c)	205,600	3,587,200
		10,918,953
Multi-Utilities - 3.4%
Multi-Utilities - 3.4%
CenterPoint Energy, Inc.	120,700	3,637,898
NiSource, Inc.	114,900	3,100,002
		6,737,900
Oil, Gas & Consumable Fuels - 70.4%
Integrated Oil & Gas - 4.0%
Occidental Petroleum Corp.	122,700	8,116,605
Oil & Gas Exploration & Production - 47.3%
Advantage Oil & Gas Ltd. (a)	631,000	1,074,083
Anadarko Petroleum Corp.	306,020	13,311,870
ARC Resources Ltd. (c)	26,700	201,678
Berry Petroleum Corp.	65,825	837,952
Cabot Oil & Gas Corp.	38,400	945,408
Cimarex Energy Co.	29,400	2,114,154
Concho Resources, Inc.	12,300	1,353,000
Devon Energy Corp.	375,587	11,083,572
Encana Corp.	576,500	4,231,916
Encana Corp.	886,803	6,429,322
EOG Resources, Inc.	178,100	16,741,401
EQT Corp.	96,723	1,752,621
Extraction Oil & Gas, Inc. (a)(c)	343,400	1,442,280
Hess Corp.	7,800	451,230
Highpoint Resources, Inc. (a)	29,600	76,664
Lekoil Ltd. (a)	4,892,206	655,042
Magnolia Oil & Gas Corp.	120,000	1,476,000
National Energy Services Reunited Corp. (a)	371,400	3,194,040
Noble Energy, Inc.	464,600	10,290,890
Northern Oil & Gas, Inc. (a)	39,500	93,615
Oasis Petroleum, Inc. (a)	32,400	181,116
PDC Energy, Inc. (a)	266,600	9,882,862
Pioneer Natural Resources Co.	24,400	3,439,180
Range Resources Corp.	98,700	1,056,090
Savannah Petroleum PLC (a)	2,407,000	861,982
Seven Generations Energy Ltd. (a)	37,000	270,481
SRC Energy, Inc. (a)	57,900	266,340
Surge Energy, Inc. (c)	340,700	372,817
Whiting Petroleum Corp. (a)	12,300	299,751
WPX Energy, Inc. (a)	54,300	670,062
		95,057,419
Oil & Gas Storage & Transport - 19.1%
Cheniere Energy, Inc. (a)	12,400	799,180
Enbridge, Inc.	55,300	2,045,673
Enterprise Products Partners LP	165,300	4,570,545
Equitrans Midstream Corp.	43,938	775,066
Keyera Corp.	31,700	778,318
Kinder Morgan, Inc.	298,000	5,709,680
Noble Midstream Partners LP	6,000	201,960
ONEOK, Inc.	50,300	3,232,278
Pembina Pipeline Corp.	27,200	995,442
Targa Resources Corp.	95,100	3,826,824
The Williams Companies, Inc.	440,400	11,754,276
TransCanada Corp.	73,800	3,300,376
TransCanada Corp.	8,100	362,232
		38,351,850

TOTAL OIL, GAS & CONSUMABLE FUELS		141,525,874

Road & Rail - 1.7%
Trucking - 1.7%
Avenir LNG Ltd. (a)(d)	2,000,000	3,506,045
Water Utilities - 0.1%
Water Utilities - 0.1%
Select Energy Services, Inc. Class A (a)	15,353	154,758
TOTAL COMMON STOCKS
(Cost $276,668,516)		201,330,479

Money Market Funds - 0.7%
Fidelity Securities Lending Cash Central Fund 2.45% (e)(f)
(Cost $1,378,912)	1,378,732	1,378,870
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $278,047,428)		202,709,349
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(1,624,465)
NET ASSETS - 100%		$201,084,884

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,769,533 or 3.4% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Level 3 security

 (e) Investment made with cash collateral received from securities on loan.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements , which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$13,558
Fidelity Securities Lending Cash Central Fund	28,917
Total	$42,475

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$201,330,479	$197,824,434	$--	$3,506,045
Money Market Funds	1,378,870	1,378,870	--	--
Total Investments in Securities:	$202,709,349	$199,203,304	$--	$3,506,045

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Common Stocks
Beginning Balance	$--
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	1,506,045
Cost of Purchases	2,000,000
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$3,506,045
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2019	$1,506,045

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period includes securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	74.6%
Canada	11.9%
Curacao	5.3%
Norway	3.4%
Bermuda	2.3%
British Virgin Islands	1.6%
Others (Individually Less Than 1%)	0.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Natural Gas Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $1,286,042) — See accompanying schedule: Unaffiliated issuers (cost $276,668,516)	$201,330,479
Fidelity Central Funds (cost $1,378,912)	1,378,870
Total Investment in Securities (cost $278,047,428)		$202,709,349
Receivable for investments sold		774,473
Receivable for fund shares sold		180,336
Dividends receivable		217,065
Distributions receivable from Fidelity Central Funds		1,525
Prepaid expenses		2,037
Other receivables		50,523
Total assets		203,935,308
Liabilities
Payable to custodian bank	$600,735
Payable for investments purchased	316,411
Payable for fund shares redeemed	340,851
Accrued management fee	90,213
Other affiliated payables	54,368
Other payables and accrued expenses	71,431
Collateral on securities loaned	1,376,415
Total liabilities		2,850,424
Net Assets		$201,084,884
Net Assets consist of:
Paid in capital		$549,647,912
Total distributable earnings (loss)		(348,563,028)
Net Assets, for 9,832,693 shares outstanding		$201,084,884
Net Asset Value, offering price and redemption price per share ($201,084,884 ÷ 9,832,693 shares)		$20.45

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$4,516,742
Income from Fidelity Central Funds (including $28,917 from security lending)		42,475
Total income		4,559,217
Expenses
Management fee	$1,307,099
Transfer agent fees	651,294
Accounting and security lending fees	95,264
Custodian fees and expenses	21,446
Independent trustees' fees and expenses	1,381
Registration fees	28,947
Audit	41,432
Legal	1,992
Interest	1,261
Miscellaneous	6,557
Total expenses before reductions	2,156,673
Expense reductions	(70,465)
Total expenses after reductions		2,086,208
Net investment income (loss)		2,473,009
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(42,871,384)
Fidelity Central Funds	(327)
Foreign currency transactions	(3,199)
Total net realized gain (loss)		(42,874,910)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	33,850,525
Fidelity Central Funds	342
Assets and liabilities in foreign currencies	2,411
Total change in net unrealized appreciation (depreciation)		33,853,278
Net gain (loss)		(9,021,632)
Net increase (decrease) in net assets resulting from operations		$(6,548,623)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,473,009	$7,875,785
Net realized gain (loss)	(42,874,910)	(56,974,170)
Change in net unrealized appreciation (depreciation)	33,853,278	(18,859,992)
Net increase (decrease) in net assets resulting from operations	(6,548,623)	(67,958,377)
Distributions to shareholders	(1,257,826)	–
Distributions to shareholders from net investment income	–	(8,092,750)
Distributions to shareholders from net realized gain	–	(3,721,773)
Total distributions	(1,257,826)	(11,814,523)
Share transactions
Proceeds from sales of shares	73,386,071	91,904,830
Reinvestment of distributions	1,185,845	11,138,646
Cost of shares redeemed	(104,048,790)	(264,791,683)
Net increase (decrease) in net assets resulting from share transactions	(29,476,874)	(161,748,207)
Redemption fees	–	10,206
Total increase (decrease) in net assets	(37,283,323)	(241,510,901)
Net Assets
Beginning of period	238,368,207	479,879,108
End of period	$201,084,884	$238,368,207
Other Information
Distributions in excess of net investment income end of period	$–	$(4,641,134)
Shares
Sold	3,179,983	3,833,010
Issued in reinvestment of distributions	54,372	487,783
Redeemed	(4,435,015)	(10,575,399)
Net increase (decrease)	(1,200,660)	(6,254,606)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Natural Gas Portfolio

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$21.60	$27.76	$17.83	$32.05	$39.16
Income from Investment Operations
Net investment income (loss)B	.24	.61C	.13	.33	.34
Net realized and unrealized gain (loss)	(1.27)	(5.83)	9.98	(14.16)	(7.03)
Total from investment operations	(1.03)	(5.22)	10.11	(13.83)	(6.69)
Distributions from net investment income	–	(.65)	(.15)	(.39)	(.38)
Distributions from net realized gain	(.12)	(.29)	(.03)	–	(.04)
Total distributions	(.12)	(.94)	(.18)	(.39)	(.42)
Redemption fees added to paid in capitalB	–	–D	–D	–D	–D
Net asset value, end of period	$20.45	$21.60	$27.76	$17.83	$32.05
Total ReturnE	(4.82)%	(18.97)%	56.75%	(43.29)%	(17.15)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.89%	.89%	.87%	.89%	.82%
Expenses net of fee waivers, if any	.89%	.89%	.87%	.88%	.82%
Expenses net of all reductions	.86%	.87%	.87%	.88%	.82%
Net investment income (loss)	1.02%	2.52%C	.50%	1.24%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$201,085	$238,368	$479,879	$255,990	$530,285
Portfolio turnover rateH	86%	69%	76%	62%	147%I

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.45 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .66%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Natural Resources Portfolio	(6.06)%	(5.63)%	5.61%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Natural Resources Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,258	Natural Resources Portfolio
$46,739	S&P 500® Index

Natural Resources Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Nathan Strik:  For the fiscal year, the fund returned -6.06%, trailing the -2.29% result of the S&P® North American Natural Resources Sector Index, as well as the broad-based S&P 500® index. Versus the natural resources index, security selection in the oil & gas exploration & production (E&P) category was the biggest detractor the past 12 months, followed by positioning in oil & gas storage & transportation and an underweighting in integrated oil & gas. The fund’s biggest individual relative detractor was underexposure to E&P ConocoPhillips. We established a sizable position this period, but remained underweighted as of February 28. In storage & transportation, avoiding pipeline company and index component Enbridge held back the fund’s relative result, as the stock gained about 24%. Similarly, not owning integrated oil & gas giant and index stock Exxon Mobil (+9%) also hurt our relative result. Conversely, stock picking in the oil & gas equipment & services group contributed most, followed by positioning in gold-related stocks. An underweighting in energy services firm Schlumberger and a non-index stake in E&P Magnolia Oil & Gas were the fund’s biggest contributors versus the natural resources index. Our modest position in cash also helped in a down market. Lastly, the fund's foreign holdings contributed overall, despite the drag of a broadly stronger U.S. dollar.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Natural Resources Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
Chevron Corp.	9.2
Suncor Energy, Inc.	5.5
Cenovus Energy, Inc. (Canada)	4.8
The Williams Companies, Inc.	4.8
ConocoPhillips Co.	4.2
Anadarko Petroleum Corp.	4.1
Cheniere Energy, Inc.	3.4
Franco-Nevada Corp.	3.2
EOG Resources, Inc.	3.1
Pioneer Natural Resources Co.	3.0
45.3

Top Industries (% of fund's net assets)

As of February 28, 2019
Oil, Gas & Consumable Fuels	73.6%
Energy Equipment & Services	8.1%
Metals & Mining	8.0%
Containers & Packaging	7.2%
Construction Materials	1.0%
All Others*	2.1%

* Includes short-term investments and net other assets (liabilities).

Natural Resources Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
Construction Materials - 1.0%
Construction Materials - 1.0%
Eagle Materials, Inc.	46,600	$3,562,104
Summit Materials, Inc. (a)	51,100	868,700
		4,430,804
Containers & Packaging - 7.2%
Metal & Glass Containers - 3.8%
Aptargroup, Inc.	57,800	5,879,994
Crown Holdings, Inc. (a)	186,300	10,114,227
		15,994,221
Paper Packaging - 3.4%
Avery Dennison Corp.	82,600	8,924,104
Graphic Packaging Holding Co.	135,400	1,649,172
Packaging Corp. of America	42,100	4,024,339
		14,597,615

TOTAL CONTAINERS & PACKAGING		30,591,836

Energy Equipment & Services - 8.1%
Oil & Gas Drilling - 1.1%
Nabors Industries Ltd.	139,520	452,045
Odfjell Drilling Ltd.	178,700	533,595
Shelf Drilling Ltd. (a)(b)	759,800	3,365,829
		4,351,469
Oil & Gas Equipment & Services - 7.0%
Baker Hughes, a GE Co. Class A	422,200	11,137,636
Dril-Quip, Inc. (a)	31,425	1,339,019
Halliburton Co.	215,800	6,622,903
National Oilwell Varco, Inc.	60,900	1,713,726
NCS Multistage Holdings, Inc. (a)	49,500	272,745
Oceaneering International, Inc. (a)	49,600	766,320
RigNet, Inc. (a)	270,230	4,183,160
Schlumberger Ltd.	48,565	2,139,774
Tenaris SA sponsored ADR (c)	61,200	1,624,860
		29,800,143

TOTAL ENERGY EQUIPMENT & SERVICES		34,151,612

Machinery - 0.2%
Industrial Machinery - 0.2%
ProPetro Holding Corp. (a)	43,600	865,896
Metals & Mining - 8.0%
Gold - 8.0%
Agnico Eagle Mines Ltd. (Canada) (c)	239,700	10,194,923
Barrick Gold Corp. (c)	786,532	9,941,764
Franco-Nevada Corp.	180,100	13,568,231
		33,704,918
Oil, Gas & Consumable Fuels - 73.6%
Coal & Consumable Fuels - 0.3%
Pinnacle Renewable Energy, Inc.	157,200	1,261,470
Integrated Oil & Gas - 19.5%
Cenovus Energy, Inc. (Canada)	2,221,900	20,362,562
Chevron Corp.	326,998	39,102,422
Suncor Energy, Inc.	680,400	23,452,976
		82,917,960
Oil & Gas Exploration & Production - 33.7%
Anadarko Petroleum Corp.	395,700	17,212,950
Cabot Oil & Gas Corp.	231,600	5,701,992
Canadian Natural Resources Ltd.	400,500	11,376,336
Centennial Resource Development, Inc. Class A (a)(c)	106,600	966,862
ConocoPhillips Co.	263,900	17,905,615
Crescent Point Energy Corp.	311,600	1,006,345
Devon Energy Corp.	195,700	5,775,107
Diamondback Energy, Inc.	93,900	9,665,127
Encana Corp.	1,457,700	10,700,545
EOG Resources, Inc.	138,400	13,009,600
Kosmos Energy Ltd.	167,900	1,074,560
Magnolia Oil & Gas Corp.	1,000,000	12,300,000
Noble Energy, Inc.	405,000	8,970,750
Parsley Energy, Inc. Class A (a)	252,000	4,571,280
PDC Energy, Inc. (a)	135,300	5,015,571
Pioneer Natural Resources Co.	91,400	12,882,830
PrairieSky Royalty Ltd.	71,238	1,037,754
Viper Energy Partners LP	116,500	3,834,015
		143,007,239
Oil & Gas Refining & Marketing - 7.0%
Delek U.S. Holdings, Inc.	200,204	7,083,218
Marathon Petroleum Corp.	65,298	4,049,129
Phillips 66 Co.	105,016	10,119,342
Reliance Industries Ltd.	137,286	2,385,742
Valero Energy Corp.	75,100	6,125,156
		29,762,587
Oil & Gas Storage & Transport - 13.1%
Cheniere Energy, Inc. (a)	225,000	14,501,250
Enterprise Products Partners LP	420,700	11,632,355
Equitrans Midstream Corp.	80,800	1,425,312
Golar LNG Ltd.	132,400	2,732,736
Noble Midstream Partners LP	99,337	3,343,683
Noble Midstream Partners LP (a)(d)	43,718	1,471,548
The Williams Companies, Inc.	761,500	20,324,435
		55,431,319

TOTAL OIL, GAS & CONSUMABLE FUELS		312,380,575

Paper & Forest Products - 0.9%
Forest Products - 0.9%
Western Forest Products, Inc.	2,625,200	3,630,734
TOTAL COMMON STOCKS
(Cost $416,956,400)		419,756,375

Money Market Funds - 3.9%
Fidelity Cash Central Fund, 2.44% (e)	1,044,440	1,044,649
Fidelity Securities Lending Cash Central Fund 2.45% (e)(f)	15,652,806	15,654,371
TOTAL MONEY MARKET FUNDS
(Cost $16,699,020)		16,699,020
TOTAL INVESTMENT IN SECURITIES - 102.9%
(Cost $433,655,420)		436,455,395
NET OTHER ASSETS (LIABILITIES) - (2.9)%		(12,288,537)
NET ASSETS - 100%		$424,166,858

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,365,829 or 0.8% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,471,548 or 0.3% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements , which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Includes investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Noble Midstream Partners LP	6/21/17	$1,768,393

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$359,919
Fidelity Securities Lending Cash Central Fund	33,576
Total	$393,495

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	71.6%
Canada	25.1%
Bermuda	1.0%
Others (Individually Less Than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Natural Resources Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $14,798,234) — See accompanying schedule: Unaffiliated issuers (cost $416,956,400)	$419,756,375
Fidelity Central Funds (cost $16,699,020)	16,699,020
Total Investment in Securities (cost $433,655,420)		$436,455,395
Foreign currency held at value (cost $7)		7
Receivable for investments sold		3,760,758
Receivable for fund shares sold		556,380
Dividends receivable		888,151
Distributions receivable from Fidelity Central Funds		2,870
Prepaid expenses		7,790
Other receivables		64,185
Total assets		441,735,536
Liabilities
Payable for investments purchased	$1,105,051
Payable for fund shares redeemed	361,906
Accrued management fee	189,554
Other affiliated payables	131,335
Other payables and accrued expenses	126,382
Collateral on securities loaned	15,654,450
Total liabilities		17,568,678
Net Assets		$424,166,858
Net Assets consist of:
Paid in capital		$636,697,170
Total distributable earnings (loss)		(212,530,312)
Net Assets, for 16,599,941 shares outstanding		$424,166,858
Net Asset Value, offering price and redemption price per share ($424,166,858 ÷ 16,599,941 shares)		$25.55

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$16,830,295
Income from Fidelity Central Funds (including $33,576 from security lending)		393,495
Total income		17,223,790
Expenses
Management fee	$5,066,054
Transfer agent fees	2,063,024
Accounting and security lending fees	316,723
Custodian fees and expenses	25,776
Independent trustees' fees and expenses	5,500
Registration fees	60,744
Audit	50,928
Legal	5,922
Interest	2,706
Miscellaneous	20,982
Total expenses before reductions	7,618,359
Expense reductions	(70,776)
Total expenses after reductions		7,547,583
Net investment income (loss)		9,676,207
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(66,203,317)
Fidelity Central Funds	2,029
Foreign currency transactions	(103,335)
Total net realized gain (loss)		(66,304,623)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $296,505)	(26,353,550)
Fidelity Central Funds	(356)
Assets and liabilities in foreign currencies	127
Total change in net unrealized appreciation (depreciation)		(26,353,779)
Net gain (loss)		(92,658,402)
Net increase (decrease) in net assets resulting from operations		$(82,982,195)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,676,207	$13,842,090
Net realized gain (loss)	(66,304,623)	33,612,671
Change in net unrealized appreciation (depreciation)	(26,353,779)	(80,935,670)
Net increase (decrease) in net assets resulting from operations	(82,982,195)	(33,480,909)
Distributions to shareholders	(10,282,640)	–
Distributions to shareholders from net investment income	–	(12,904,948)
Distributions to shareholders from net realized gain	–	(719,094)
Total distributions	(10,282,640)	(13,624,042)
Share transactions
Proceeds from sales of shares	379,536,177	293,810,856
Reinvestment of distributions	9,981,955	13,165,643
Cost of shares redeemed	(782,819,915)	(261,241,461)
Net increase (decrease) in net assets resulting from share transactions	(393,301,783)	45,735,038
Redemption fees	–	13,793
Total increase (decrease) in net assets	(486,566,618)	(1,356,120)
Net Assets
Beginning of period	910,733,476	912,089,596
End of period	$424,166,858	$910,733,476
Other Information
Distributions in excess of net investment income end of period	$–	$(1,256,817)
Shares
Sold	13,740,663	10,604,222
Issued in reinvestment of distributions	414,331	472,915
Redeemed	(30,659,455)	(9,288,677)
Net increase (decrease)	(16,504,461)	1,788,460

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Natural Resources Portfolio

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$27.51	$29.13	$21.80	$31.49	$37.85
Income from Investment Operations
Net investment income (loss)B	.29	.43C	.10	.18	.21
Net realized and unrealized gain (loss)	(1.97)	(1.64)	7.42	(9.69)	(4.55)
Total from investment operations	(1.68)	(1.21)	7.52	(9.51)	(4.34)
Distributions from net investment income	(.28)	(.39)	(.11)	(.18)	(.15)
Distributions from net realized gain	–D	(.02)	(.08)	–	(1.87)
Total distributions	(.28)	(.41)	(.19)	(.18)	(2.02)
Redemption fees added to paid in capitalB	–	–D	–D	–D	–D
Net asset value, end of period	$25.55	$27.51	$29.13	$21.80	$31.49
Total ReturnE	(6.06)%	(4.16)%	34.54%	(30.22)%	(11.45)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.81%	.83%	.84%	.86%	.82%
Expenses net of fee waivers, if any	.81%	.83%	.84%	.86%	.82%
Expenses net of all reductions	.80%	.82%	.83%	.85%	.82%
Net investment income (loss)	1.02%	1.54%C	.35%	.66%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$424,167	$910,733	$912,090	$462,869	$761,078
Portfolio turnover rateH	26%	78%	84%	78%	87%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividends which amounted to $.31 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .41%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2019

1. Organization.

Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio, and Natural Resources Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Natural Resources Portfolio may also invest in certain precious metals. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Independent prices obtained from a single source or broker are evaluated by management and may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2019, as well as a roll forward of Level 3 investments, is included at the end of each Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in each Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in each accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Energy Portfolio	$149,683
Energy Service Portfolio	50,487
Natural Gas Portfolio	36,591
Natural Resources Portfolio	58,687

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2019, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Energy Portfolio and Natural Resources Portfolio are subject to a tax imposed on capital gains by certain countries in which they invest. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, expiring capital loss carryforwards, certain foreign taxes, redemptions in-kind, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Energy Portfolio	$1,093,049,354	$173,939,001	$(107,667,871)	$66,271,130
Energy Service Portfolio	427,134,858	11,788,318	(121,985,878)	(110,197,560)
Natural Gas Portfolio	281,764,993	5,402,108	(84,457,752)	(79,055,644)
Natural Resources Portfolio	433,736,177	47,995,675	(45,276,457)	2,719,218

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Energy Portfolio	$1,547,899	$(357,000,293)	$61,958,425
Energy Service Portfolio	–	(139,447,875)	(113,308,761)
Natural Gas Portfolio	–	(268,822,031)	(79,324,109)
Natural Resources Portfolio	1,208,925	(213,054,589)	(595,790)

The fund intends to elect to defer to its next fiscal year ordinary losses recognized during the period January 1, 2019 to February 28, 2019:

Ordinary Losses
Energy Service Portfolio	$682,849
Natural Gas Portfolio	$380,297

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total no expiration	Total capital loss carryfoward
Energy Portfolio	$(236,660,242)	$(120,340,051)	$(357,000,293)	$(357,000,293)
Energy Service Portfolio	(24,393,961)	(115,053,914)	(139,447,875)	(139,447,875)
Natural Gas Portfolio	(58,829,181)	(209,992,850)	(268,822,031)	(268,822,031)
Natural Resources Portfolio	(93,211,364)	(119,843,225)	(213,054,589)	(213,054,589)

The tax character of distributions paid was as follows:

February 28, 2019
	Ordinary Income	Total
Energy Portfolio	$15,141,238	$15,141,238
Energy Service Portfolio	2,784,223	2,784,223
Natural Gas Portfolio	1,257,826	1,257,826
Natural Resources Portfolio	10,282,640	10,282,640

February 28,2018
	Ordinary Income	Total
Energy Portfolio	$35,170,840	$35,170,840
Energy Service Portfolio	29,253,083	29,253,083
Natural Gas Portfolio	11,814,523	11,814,523
Natural Resources Portfolio	13,624,042	13,624,042

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Funds' financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short -term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Energy Portfolio	925,101,759	1,219,246,062
Energy Service Portfolio	293,145,737	304,863,481
Natural Gas Portfolio	206,477,642	233,474,574
Natural Resources Portfolio	231,643,823	619,934,265

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Energy Portfolio	.30%	.24%	.54%
Energy Service Portfolio	.30%	.24%	.54%
Natural Gas Portfolio	.30%	.24%	.54%
Natural Resources Portfolio	.30%	.24%	.54%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Energy Portfolio	.20%
Energy Service Portfolio	.23%
Natural Gas Portfolio	.27%
Natural Resources Portfolio	.22%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Energy Portfolio	.03
Energy Service Portfolio	.04
Natural Gas Portfolio	.04
Natural Resources Portfolio	.03

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Energy Portfolio	$32,981
Energy Service Portfolio	16,646
Natural Gas Portfolio	5,642
Natural Resources Portfolio	6,721

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Energy Portfolio	Borrower	$8,059,292	2.40%	$12,916
Energy Service Portfolio	Borrower	$2,834,500	1.67%	$263
Natural Gas Portfolio	Borrower	$2,656,571	2.43%	$1,261
Natural Resources Portfolio	Borrower	$6,161,333	2.64%	$2,706

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Amount
Energy Portfolio	16,683
Natural Resources Portfolio	7,336

Affiliated Redemptions In-Kind. During the period, 5,345,534 shares of Energy Portfolio were redeemed in-kind for investments and cash with a value of $239,961,028. The net realized gain of $76,585,161 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Energy Portfolio	$4,713
Energy Service Portfolio	1,101
Natural Gas Portfolio	697
Natural Resources Portfolio	2,738

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Natural Gas Portfolio	$62,000	2.68%	$5

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Transfer Agent expense reduction
Energy Portfolio	$147,857	$269
Energy Service Portfolio	111,851	438
Natural Gas Portfolio	68,380	–
Natural Resources Portfolio	62,880	–

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Energy Portfolio	$13,066
Energy Service Portfolio	2,850
Natural Gas Portfolio	2,085
Natural Resources Portfolio	7,896

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio and Natural Resources Portfolio:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio and Natural Resources Portfolio (four of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 28, 2019, the related statements of operations for the year ended February 28, 2019, the statements of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2019 and each of the financial highlights for each of the five years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 11, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 287 funds. Wiley oversees 195 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust[s] or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2018

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2018

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2018 to February 28, 2019).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During Period-B September 1, 2018 to February 28, 2019
Energy Portfolio	.79%
Actual		$1,000.00	$800.70	$3.53
Hypothetical-C		$1,000.00	$1,020.88	$3.96
Energy Service Portfolio	.85%
Actual		$1,000.00	$697.40	$3.58
Hypothetical-C		$1,000.00	$1,020.58	$4.26
Natural Gas Portfolio	.90%
Actual		$1,000.00	$812.80	$4.05
Hypothetical-C		$1,000.00	$1,020.33	$4.51
Natural Resources Portfolio	.81%
Actual		$1,000.00	$846.60	$3.71
Hypothetical-C		$1,000.00	$1,020.78	$4.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Energy Portfolio	04/08/19	04/05/19	$0.053	$0.000
Energy Service Portfolio	04/08/19	04/05/19	$0.000	$0.000
Natural Gas Portfolio	04/08/19	04/05/19	$0.000	$0.000
Natural Resources Portfolio	04/08/19	04/05/19	$0.000	$0.075

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2018	December 2018
Energy Portfolio	–%	100%
Energy Service Portfolio	–%	53%
Natural Gas Portfolio	38%	–%
Natural Resources Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2018	December 2018
Energy Portfolio	–%	100%
Energy Service Portfolio	–%	100%
Natural Gas Portfolio	42%	–%
Natural Resources Portfolio	100%	100%

The funds will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Energy Portfolio
Energy Service Portfolio
Natural Gas Portfolio
Natural Resources Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. SelectCo and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. Natural Gas Portfolio had portfolio manager changes in October 2017 and January 2018. The Board will continue to monitor closely the fund's performance, taking into account the portfolio manager changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against an appropriate securities market index ("benchmark index"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below.

Energy Portfolio

Energy Service Portfolio

Natural Gas Portfolio

The Board considered the fund's underperformance for different time periods based on the June 30, 2018 data presented above and based on earlier periods ended prior to June 30, 2018. The Board noted that the fund's underperformance has continued since the Board approved the management contract in 2017 and 2018. The Board's discussions with SelectCo regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; attribution reports on contributors to the fund's underperformance; and the applicable portfolio manager's explanation of his or her underperformance. The Board engages with SelectCo on steps that might be taken to address a fund's underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the effect of any remedial actions and other relevant factors.

Natural Resources Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Energy Portfolio

Energy Service Portfolio

Natural Gas Portfolio

Natural Resources Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

SELNR-ANN-0419
1.813649.114

Fidelity® Select Portfolios®
Financials Sector

Banking Portfolio

Brokerage and Investment Management Portfolio

Consumer Finance Portfolio

Financial Services Portfolio

Insurance Portfolio

Annual Report

February 28, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Banking Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Brokerage and Investment Management Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Consumer Finance Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Financial Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Insurance Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Banking Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Banking Portfolio	(6.57)%	8.57%	16.58%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Banking Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$46,371	Banking Portfolio
$46,739	S&P 500® Index

Banking Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Matthew Reed:  For the fiscal year, the fund returned -6.57%, trailing the -4.46% result of the MSCI U.S. IMI Banks 5% Capped Linked Index, and also lagging the S&P 500®. Versus the MSCI industry index, stock selection in regional banks was the biggest detractor the past 12 months. Non-index exposure to asset management & custody banks weighed on our relative result to a lesser extent. Bank OZK – formerly Bank of the Ozarks – is a lender based in Arkansas and was the fund’s largest individual detractor this period. Growth slowed a bit, as construction funding got more competitive and the bank maintained its credit standards. In October, the company reported a disappointing quarter that included charge-offs on two large real estate loans dating back to the last recession, which hurt the stock. Other notable detractors included an out-of-index stake in asset management and custody bank State Street and an overweighting in Cadence Bancorp. Conversely, picks in thrifts & mortgage finance contributed to relative performance, as did positioning in diversified banks. Within the former group, our positioning in mortgage-insurance provider Essent Group made that stock the fund’s largest relative contributor. NMI Holdings was another contributor from the same category. Lastly, subprime consumer-installment lender OneMain Holdings helped as well. OneMain was a non-index holding.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Banking Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
Wells Fargo & Co.	8.7
Bank of America Corp.	8.7
SunTrust Banks, Inc.	5.6
Citigroup, Inc.	5.2
PNC Financial Services Group, Inc.	5.0
Huntington Bancshares, Inc.	4.7
KeyCorp	3.7
First Hawaiian, Inc.	3.1
Capital One Financial Corp.	3.1
First Horizon National Corp.	2.6
50.4

Top Industries (% of fund's net assets)

As of February 28, 2019
Banks	86.4%
Consumer Finance	4.8%
Thrifts & Mortgage Finance	4.8%
Capital Markets	3.0%
Software	0.5%
All Others*	0.5%

* Includes short-term investments and net other assets (liabilities).

Banking Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Banks - 86.4%
Diversified Banks - 22.6%
Bank of America Corp.	1,536,276	$44,674,906
Citigroup, Inc.	422,000	26,999,560
Wells Fargo & Co.	895,492	44,676,097
		116,350,563
Regional Banks - 63.8%
1st Source Corp.	85,460	4,063,623
American National Bankshares, Inc.	78,286	2,802,639
Bank OZK	377,900	12,395,120
BayCom Corp.	147,182	3,395,489
Cadence Bancorp Class A	510,528	10,205,455
Camden National Corp.	88,132	3,952,720
Community Trust Bancorp, Inc.	152,876	6,540,035
ConnectOne Bancorp, Inc.	130,500	2,814,885
Cullen/Frost Bankers, Inc.	20,000	2,073,600
East West Bancorp, Inc.	167,100	9,125,331
Fidelity Southern Corp.	117,800	3,837,924
First Citizens Bancshares, Inc.	24,500	10,696,210
First Hawaiian, Inc.	597,300	16,103,208
First Horizon National Corp.	863,000	13,488,690
First Interstate Bancsystem, Inc.	247,000	10,285,080
Great Western Bancorp, Inc.	136,700	5,133,085
Hanmi Financial Corp.	171,800	3,965,144
Hilltop Holdings, Inc.	403,900	7,762,958
Huntington Bancshares, Inc.	1,674,500	24,129,545
KeyCorp	1,089,400	19,238,804
Lakeland Financial Corp.	99,700	4,817,504
M&T Bank Corp.	77,400	13,394,844
Northrim Bancorp, Inc.	37,400	1,402,874
PacWest Bancorp	197,536	8,102,927
PNC Financial Services Group, Inc.	204,891	25,820,364
Popular, Inc.	44,737	2,522,272
Preferred Bank, Los Angeles	79,595	4,076,856
Prosperity Bancshares, Inc.	38,000	2,829,100
Sierra Bancorp	88,000	2,371,600
Signature Bank	95,900	13,019,384
SunTrust Banks, Inc.	445,700	28,912,559
SVB Financial Group (a)	11,900	2,941,204
Trico Bancshares	151,887	6,108,895
UMB Financial Corp.	106,566	7,332,806
Univest Corp. of Pennsylvania	176,900	4,689,619
WesBanco, Inc.	159,300	6,759,099
Wintrust Financial Corp.	174,400	12,848,048
Zions Bancorporation	167,050	8,536,255
		328,495,755

TOTAL BANKS		444,846,318

Capital Markets - 3.0%
Asset Management & Custody Banks - 3.0%
Northern Trust Corp.	55,400	5,163,280
State Street Corp.	143,100	10,284,597
		15,447,877
Consumer Finance - 4.8%
Consumer Finance - 4.8%
Capital One Financial Corp.	189,500	15,838,410
OneMain Holdings, Inc.	259,200	8,553,600
		24,392,010
Software - 0.5%
Application Software - 0.5%
Cardlytics, Inc. (a)	138,794	2,445,550
Thrifts & Mortgage Finance - 4.8%
Thrifts & Mortgage Finance - 4.8%
Essent Group Ltd. (a)	227,929	9,832,857
LendingTree, Inc. (a)(b)	6,500	2,073,175
Meridian Bancorp, Inc. Maryland	188,165	3,065,208
MGIC Investment Corp. (a)	251,700	3,267,066
NMI Holdings, Inc. (a)	36,402	879,108
Radian Group, Inc.	279,836	5,697,461
		24,814,875
TOTAL COMMON STOCKS
(Cost $424,010,814)		511,946,630

Money Market Funds - 0.6%
Fidelity Cash Central Fund, 2.44% (c)	1,778,112	1,778,467
Fidelity Securities Lending Cash Central Fund 2.45% (c)(d)	1,375,362	1,375,500
TOTAL MONEY MARKET FUNDS
(Cost $3,153,967)		3,153,967
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $427,164,781)		515,100,597
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(451,063)
NET ASSETS - 100%		$514,649,534

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Includes investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$40,212
Fidelity Securities Lending Cash Central Fund	1,023
Total	$41,235

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Banking Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $1,339,590) — See accompanying schedule: Unaffiliated issuers (cost $424,010,814)	$511,946,630
Fidelity Central Funds (cost $3,153,967)	3,153,967
Total Investment in Securities (cost $427,164,781)		$515,100,597
Receivable for investments sold		288,607
Receivable for fund shares sold		293,083
Dividends receivable		1,199,375
Distributions receivable from Fidelity Central Funds		4,005
Prepaid expenses		6,852
Total assets		516,892,519
Liabilities
Payable for investments purchased	$85,624
Payable for fund shares redeemed	425,487
Accrued management fee	228,399
Other affiliated payables	91,493
Other payables and accrued expenses	36,482
Collateral on securities loaned	1,375,500
Total liabilities		2,242,985
Net Assets		$514,649,534
Net Assets consist of:
Paid in capital		$418,386,576
Total distributable earnings (loss)		96,262,958
Net Assets, for 19,477,965 shares outstanding		$514,649,534
Net Asset Value, offering price and redemption price per share ($514,649,534 ÷ 19,477,965 shares)		$26.42

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$14,585,282
Income from Fidelity Central Funds		41,235
Total income		14,626,517
Expenses
Management fee	$3,410,640
Transfer agent fees	1,125,807
Accounting and security lending fees	230,317
Custodian fees and expenses	12,354
Independent trustees' fees and expenses	3,706
Registration fees	44,970
Audit	44,380
Legal	5,351
Interest	5,215
Miscellaneous	6,315
Total expenses before reductions	4,889,055
Expense reductions	(51,067)
Total expenses after reductions		4,837,988
Net investment income (loss)		9,788,529
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	102,235,352
Fidelity Central Funds	(335)
Foreign currency transactions	568
Total net realized gain (loss)		102,235,585
Change in net unrealized appreciation (depreciation) on investment securities		(165,933,677)
Net gain (loss)		(63,698,092)
Net increase (decrease) in net assets resulting from operations		$(53,909,563)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,788,529	$12,317,869
Net realized gain (loss)	102,235,585	103,324,632
Change in net unrealized appreciation (depreciation)	(165,933,677)	(46,490,051)
Net increase (decrease) in net assets resulting from operations	(53,909,563)	69,152,450
Distributions to shareholders	(139,846,212)	–
Distributions to shareholders from net investment income	–	(7,600,446)
Distributions to shareholders from net realized gain	–	(13,137,423)
Total distributions	(139,846,212)	(20,737,869)
Share transactions
Proceeds from sales of shares	151,956,223	415,824,225
Reinvestment of distributions	131,871,083	19,534,739
Cost of shares redeemed	(405,666,643)	(915,429,348)
Net increase (decrease) in net assets resulting from share transactions	(121,839,337)	(480,070,384)
Redemption fees	–	41,261
Total increase (decrease) in net assets	(315,595,112)	(431,614,542)
Net Assets
Beginning of period	830,244,646	1,261,859,188
End of period	$514,649,534	$830,244,646
Other Information
Undistributed net investment income end of period		$3,597,671
Shares
Sold	4,816,713	12,143,322
Issued in reinvestment of distributions	5,072,697	553,617
Redeemed	(12,960,820)	(27,674,968)
Net increase (decrease)	(3,071,410)	(14,978,029)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Banking Portfolio

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$36.82	$33.63	$21.70	$26.24	$26.11
Income from Investment Operations
Net investment income (loss)B	.49	.42	.33	.33	.30
Net realized and unrealized gain (loss)	(3.62)	3.68	11.85	(3.43)	1.04
Total from investment operations	(3.13)	4.10	12.18	(3.10)	1.34
Distributions from net investment income	(.54)	(.33)	(.25)	(.28)	(.34)
Distributions from net realized gain	(6.73)	(.58)	–	(1.16)	(.87)
Total distributions	(7.27)	(.91)	(.25)	(1.44)	(1.21)
Redemption fees added to paid in capitalB	–	–C	–C	–C	–C
Net asset value, end of period	$26.42	$36.82	$33.63	$21.70	$26.24
Total ReturnD	(6.57)%	12.31%	56.16%	(12.57)%	5.30%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%	.77%	.79%	.79%	.80%
Expenses net of fee waivers, if any	.77%	.77%	.79%	.79%	.80%
Expenses net of all reductions	.76%	.77%	.79%	.79%	.79%
Net investment income (loss)	1.54%	1.26%	1.20%	1.27%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$514,650	$830,245	$1,261,859	$565,479	$584,635
Portfolio turnover rateG	44%	35%	34%	63%	65%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Brokerage and Investment Management Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Brokerage and Investment Management Portfolio	(8.04)%	5.24%	13.89%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Brokerage and Investment Management Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$36,706	Brokerage and Investment Management Portfolio
$46,739	S&P 500® Index

Brokerage and Investment Management Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Charlie Ackerman:  For the fiscal year, the fund returned -8.04%, lagging the -7.48% result of the MSCI U.S. IMI Capital Markets 5% Capped Linked Index, and well behind the broad-based S&P 500® index. The fund's underperformance of the MSCI industry index was primarily due to security selection in the financial exchanges & data group. Here, the biggest individual detractor was untimely ownership of Intercontinental Exchange (ICE), a sizable index component that was not held in the fund until my predecessor purchased it in October. As a result, we missed out on some of the stock’s 7% gain for the year. Looking at the asset management & brokerage category, we had too much exposure to two notable laggards, BlackRock and Legg Mason. Each struggled amid fee pressure and investors’ shifting preferences for passively managed investment products. For these reasons, Legg Mason was sold from the portfolio in August. By contrast, security selection in the investment banking & brokerage group added value versus the industry index, led by LPL Financial Holdings, one of the fund’s largest contributors for the period. The top contributor was Investment Technology Group (ITG), a provider of options, derivatives and other trading products. The stock gained 35% while held in the fund beginning in June, including an uptrend in early November when the firm announced it had reached an agreement to be acquired by Virtu Financial.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On November 1, 2018, Charlie Ackerman assumed co-management responsibilities for the fund, joining Co-Manager Daniel Dittler. On January 1, 2019, Dan left the firm, leaving Charlie as sole Portfolio Manager.

Brokerage and Investment Management Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
BlackRock, Inc. Class A	7.4
TD Ameritrade Holding Corp.	7.3
Charles Schwab Corp.	7.0
Morgan Stanley	5.8
S&P Global, Inc.	5.7
LPL Financial	5.2
CME Group, Inc.	5.2
IntercontinentalExchange, Inc.	4.9
MSCI, Inc.	4.6
The NASDAQ OMX Group, Inc.	4.3
57.4

Top Industries (% of fund's net assets)

As of February 28, 2019
Capital Markets	97.8%
All Others*	2.2%

* Includes short-term investments and net other assets (liabilities).

Brokerage and Investment Management Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
Capital Markets - 97.8%
Asset Management & Custody Banks - 24.7%
Ameriprise Financial, Inc.	106,700	$14,044,921
Apollo Global Management LLC Class A	237,000	6,944,100
Bank of New York Mellon Corp.	205,100	10,763,648
BlackRock, Inc. Class A	55,000	24,377,099
Northern Trust Corp.	60,900	5,675,880
State Street Corp.	116,300	8,358,481
T. Rowe Price Group, Inc.	106,500	10,695,795
		80,859,924
Financial Exchanges & Data - 32.7%
Cboe Global Markets, Inc.	126,538	12,136,260
CME Group, Inc.	93,600	17,026,776
IntercontinentalExchange, Inc.	208,700	16,101,205
MarketAxess Holdings, Inc.	23,900	5,828,732
Moody's Corp.	46,600	8,067,392
MSCI, Inc.	80,800	14,925,376
S&P Global, Inc.	93,600	18,754,632
The NASDAQ OMX Group, Inc.	153,400	14,046,838
		106,887,211
Investment Banking & Brokerage - 40.4%
BGC Partners, Inc. Class A	468,100	2,869,453
Charles Schwab Corp.	497,780	22,902,858
E*TRADE Financial Corp.	194,500	9,528,555
Goldman Sachs Group, Inc.	24,200	4,760,140
Investment Technology Group, Inc.	97,700	2,953,471
LPL Financial	226,500	17,080,365
Moelis & Co. Class A	69,700	3,109,317
Morgan Stanley	452,500	18,995,950
PJT Partners, Inc.	202,312	9,352,884
Raymond James Financial, Inc.	107,300	8,860,834
TD Ameritrade Holding Corp.	425,000	23,940,250
Virtu Financial, Inc. Class A	311,200	7,823,568
		132,177,645

TOTAL CAPITAL MARKETS		319,924,780

Real Estate Management & Development - 0.0%
Real Estate Services - 0.0%
Newmark Group, Inc.	49	454
TOTAL COMMON STOCKS
(Cost $259,464,346)		319,925,234

Money Market Funds - 2.2%
Fidelity Cash Central Fund, 2.44% (a)
(Cost $7,270,583)	7,269,139	7,270,593
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $266,734,929)		327,195,827
NET OTHER ASSETS (LIABILITIES) - 0.0%		(68,136)
NET ASSETS - 100%		$327,127,691

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$64,102
Fidelity Securities Lending Cash Central Fund	33,746
Total	$97,848

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Brokerage and Investment Management Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $259,464,346)	$319,925,234
Fidelity Central Funds (cost $7,270,583)	7,270,593
Total Investment in Securities (cost $266,734,929)		$327,195,827
Receivable for fund shares sold		28,214
Dividends receivable		441,229
Distributions receivable from Fidelity Central Funds		15,843
Prepaid expenses		3,843
Other receivables		35,500
Total assets		327,720,456
Liabilities
Payable for fund shares redeemed	$320,337
Accrued management fee	146,058
Transfer agent fee payable	47,429
Other affiliated payables	10,522
Other payables and accrued expenses	68,419
Total liabilities		592,765
Net Assets		$327,127,691
Net Assets consist of:
Paid in capital		$262,123,217
Total distributable earnings (loss)		65,004,474
Net Assets, for 4,561,989 shares outstanding		$327,127,691
Net Asset Value, offering price and redemption price per share ($327,127,691 ÷ 4,561,989 shares)		$71.71

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$6,545,913
Income from Fidelity Central Funds		97,848
Total income		6,643,761
Expenses
Management fee	$2,005,616
Transfer agent fees	649,515
Accounting and security lending fees	145,322
Custodian fees and expenses	6,543
Independent trustees' fees and expenses	2,154
Registration fees	29,104
Audit	42,546
Legal	3,648
Interest	573
Miscellaneous	3,178
Total expenses before reductions	2,888,199
Expense reductions	(22,699)
Total expenses after reductions		2,865,500
Net investment income (loss)		3,778,261
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	11,467,385
Fidelity Central Funds	940
Foreign currency transactions	(27)
Total net realized gain (loss)		11,468,298
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(49,106,364)
Fidelity Central Funds	10
Assets and liabilities in foreign currencies	(1,992)
Total change in net unrealized appreciation (depreciation)		(49,108,346)
Net gain (loss)		(37,640,048)
Net increase (decrease) in net assets resulting from operations		$(33,861,787)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,778,261	$6,530,952
Net realized gain (loss)	11,468,298	45,743,147
Change in net unrealized appreciation (depreciation)	(49,108,346)	51,881,187
Net increase (decrease) in net assets resulting from operations	(33,861,787)	104,155,286
Distributions to shareholders	(30,375,735)	–
Distributions to shareholders from net investment income	–	(4,145,029)
Distributions to shareholders from net realized gain	–	(25,376,935)
Total distributions	(30,375,735)	(29,521,964)
Share transactions
Proceeds from sales of shares	45,360,056	145,843,098
Reinvestment of distributions	28,526,962	27,880,043
Cost of shares redeemed	(144,502,646)	(191,663,677)
Net increase (decrease) in net assets resulting from share transactions	(70,615,628)	(17,940,536)
Redemption fees	–	5,197
Total increase (decrease) in net assets	(134,853,150)	56,697,983
Net Assets
Beginning of period	461,980,841	405,282,858
End of period	$327,127,691	$461,980,841
Other Information
Undistributed net investment income end of period		$987,434
Shares
Sold	587,267	1,846,524
Issued in reinvestment of distributions	390,034	357,771
Redeemed	(1,884,257)	(2,432,909)
Net increase (decrease)	(906,956)	(228,614)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Brokerage and Investment Management Portfolio

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$84.47	$71.13	$54.65	$74.78	$71.99
Income from Investment Operations
Net investment income (loss)B	.77	1.15	.89	.72	.96
Net realized and unrealized gain (loss)	(7.60)	17.88	16.44	(16.77)	4.39
Total from investment operations	(6.83)	19.03	17.33	(16.05)	5.35
Distributions from net investment income	(.96)	(.82)	(.83)	(.74)	(.83)
Distributions from net realized gain	(4.96)	(4.87)	(.01)	(3.34)	(1.73)
Total distributions	(5.93)C	(5.69)	(.85)D	(4.08)	(2.56)
Redemption fees added to paid in capitalB	–	–E	–E	–E	–E
Net asset value, end of period	$71.71	$84.47	$71.13	$54.65	$74.78
Total ReturnF	(8.04)%	27.51%	31.76%	(22.23)%	7.43%
Ratios to Average Net AssetsG,H
Expenses before reductions	.78%	.79%	.82%	.79%	.79%
Expenses net of fee waivers, if any	.77%	.79%	.82%	.79%	.79%
Expenses net of all reductions	.77%	.78%	.80%	.78%	.79%
Net investment income (loss)	1.01%	1.49%	1.43%	1.02%	1.32%
Supplemental Data
Net assets, end of period (000 omitted)	$327,128	$461,981	$405,283	$310,570	$577,953
Portfolio turnover rateI	30%	75%	146%	67%	31%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $5.93 per share is comprised of distributions from net investment income of $.963 and distributions from net realized gain of $4.962 per share.

 D Total distributions of $.85 per share is comprised of distributions from net investment income of $.831 and distributions from net realized gain of $.014 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Consumer Finance Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Consumer Finance Portfolio	4.83%	8.89%	14.52%

 Prior to December 1, 2010, the fund was named Home Finance Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Finance Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$38,797	Consumer Finance Portfolio
$46,739	S&P 500® Index

Consumer Finance Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Chuck Culp:  For the fiscal year, the fund gained 4.83%, lagging the 6.21% advance of the S&P® Consumer Finance Index and slightly ahead of the broad-based S&P 500®. Within the S&P industry index, data processing & outsourced services rose 25% and mortgage REITs (real estate investment trusts) increased 15% the past 12 months, while most other groups posted a flattish return. Stock picking overall detracted from performance versus the consumer finance index, especially in consumer finance, thrifts & mortgage finance, and data processing & outsourced services. The largest individual relative detractor was private-label card company and top holding Synchrony Financial (-8%), which was pressured by the loss of a large customer contract. An underweighting in large, diversified mortgage REIT Annaly Capital Management also hurt. By contrast, a sizable overweighting in data processing & outsourced services and large underweighting in thrifts & mortgage finance aided relative performance. The top individual relative contributor was a non-index stake in Germany-based payment processor Adyen, which gained 54% for the fund after we established a position this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On March 1, 2019, Chuck Culp assumed sole management responsibilities for the fund, succeeding former Co-Manager Shilpa Mehra.

Consumer Finance Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
Synchrony Financial	6.6
MasterCard, Inc. Class A	6.6
Visa, Inc. Class A	6.5
AGNC Investment Corp.	6.5
Ally Financial, Inc.	5.8
Capital One Financial Corp.	5.6
Credit Acceptance Corp.	5.0
American Express Co.	4.0
New Residential Investment Corp.	3.9
Discover Financial Services	3.7
54.2

Top Industries (% of fund's net assets)

As of February 28, 2019
Consumer Finance	44.3%
IT Services	19.0%
Mortgage Real Estate Investment Trusts	18.3%
Thrifts & Mortgage Finance	12.4%
Banks	3.9%
All Others*	2.1%

* Includes short-term investments and net other assets (liabilities).

Consumer Finance Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Banks - 3.9%
Diversified Banks - 1.3%
Merchants Bancorp/IN	16,400	$341,940
Wells Fargo & Co.	19,000	947,910
		1,289,850
Regional Banks - 2.6%
Huntington Bancshares, Inc.	73,700	1,062,017
Signature Bank	11,600	1,574,816
		2,636,833

TOTAL BANKS		3,926,683

Consumer Finance - 44.3%
Consumer Finance - 44.3%
Ally Financial, Inc.	218,200	5,911,038
American Express Co.	37,900	4,083,346
Capital One Financial Corp.	68,700	5,741,946
Credit Acceptance Corp. (a)	11,675	5,135,366
Discover Financial Services	52,900	3,788,169
First Cash Financial Services, Inc.	29,911	2,621,998
LendingClub Corp. (a)	48,500	144,045
Navient Corp.	102,500	1,252,550
OneMain Holdings, Inc.	108,400	3,577,200
Santander Consumer U.S.A. Holdings, Inc.	164,200	3,372,668
SLM Corp.	264,800	2,926,040
Synchrony Financial	208,200	6,789,403
		45,343,769
IT Services - 19.0%
Data Processing & Outsourced Services - 19.0%
Adyen BV (b)	322	241,731
Alliance Data Systems Corp.	2,700	467,100
FleetCor Technologies, Inc. (a)	2,400	559,872
MasterCard, Inc. Class A	30,000	6,743,100
PayPal Holdings, Inc. (a)	13,300	1,304,331
Total System Services, Inc.	12,200	1,151,680
Visa, Inc. Class A	44,936	6,655,920
WEX, Inc. (a)	6,000	1,068,360
Worldpay, Inc. (a)	13,300	1,274,140
		19,466,234
Mortgage Real Estate Investment Trusts - 18.3%
Mortgage REITs - 18.3%
AGNC Investment Corp.	374,600	6,611,690
Annaly Capital Management, Inc.	320,915	3,250,869
Invesco Mortgage Capital, Inc.	91,757	1,460,771
MFA Financial, Inc.	315,600	2,294,412
New Residential Investment Corp.	241,050	3,986,967
Redwood Trust, Inc.	75,100	1,149,030
		18,753,739
Software - 0.7%
Application Software - 0.7%
Black Knight, Inc. (a)	13,500	705,375
Thrifts & Mortgage Finance - 12.4%
Thrifts & Mortgage Finance - 12.4%
Axos Financial, Inc. (a)	46,100	1,488,108
MGIC Investment Corp. (a)	258,128	3,350,501
New York Community Bancorp, Inc.	22,300	278,973
NMI Holdings, Inc. (a)	11,200	270,480
Northwest Bancshares, Inc.	30,700	571,020
Radian Group, Inc.	58,765	1,196,455
TFS Financial Corp.	116,300	1,992,219
Washington Federal, Inc.	64,700	1,984,996
WSFS Financial Corp.	35,900	1,553,752
		12,686,504
TOTAL COMMON STOCKS
(Cost $75,169,197)		100,882,304

Money Market Funds - 1.2%
Fidelity Cash Central Fund, 2.44% (c)
(Cost $1,284,596)	1,284,339	1,284,596
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $76,453,793)		102,166,900
NET OTHER ASSETS (LIABILITIES) - 0.2%		167,127
NET ASSETS - 100%		$102,334,027

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $241,731 or 0.2% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$24,531
Fidelity Securities Lending Cash Central Fund	5,124
Total	$29,655

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Consumer Finance Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $75,169,197)	$100,882,304
Fidelity Central Funds (cost $1,284,596)	1,284,596
Total Investment in Securities (cost $76,453,793)		$102,166,900
Receivable for fund shares sold		89,661
Dividends receivable		143,970
Distributions receivable from Fidelity Central Funds		2,290
Prepaid expenses		873
Other receivables		51,267
Total assets		102,454,961
Liabilities
Payable for fund shares redeemed	$22,064
Accrued management fee	44,873
Transfer agent fee payable	17,684
Other affiliated payables	3,233
Other payables and accrued expenses	33,080
Total liabilities		120,934
Net Assets		$102,334,027
Net Assets consist of:
Paid in capital		$76,963,404
Total distributable earnings (loss)		25,370,623
Net Assets, for 6,476,536 shares outstanding		$102,334,027
Net Asset Value, offering price and redemption price per share ($102,334,027 ÷ 6,476,536 shares)		$15.80

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$2,381,727
Income from Fidelity Central Funds		29,655
Total income		2,411,382
Expenses
Management fee	$536,538
Transfer agent fees	220,898
Accounting and security lending fees	39,031
Custodian fees and expenses	3,110
Independent trustees' fees and expenses	557
Registration fees	23,917
Audit	42,799
Legal	1,312
Miscellaneous	1,196
Total expenses before reductions	869,358
Expense reductions	(15,323)
Total expenses after reductions		854,035
Net investment income (loss)		1,557,347
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,278,343
Fidelity Central Funds	(41)
Foreign currency transactions	651
Total net realized gain (loss)		3,278,953
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(547,554)
Fidelity Central Funds	89
Total change in net unrealized appreciation (depreciation)		(547,465)
Net gain (loss)		2,731,488
Net increase (decrease) in net assets resulting from operations		$4,288,835

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,557,347	$1,353,349
Net realized gain (loss)	3,278,953	14,541,035
Change in net unrealized appreciation (depreciation)	(547,465)	116,425
Net increase (decrease) in net assets resulting from operations	4,288,835	16,010,809
Distributions to shareholders	(7,207,802)	–
Distributions to shareholders from net investment income	–	(1,603,897)
Total distributions	(7,207,802)	(1,603,897)
Share transactions
Proceeds from sales of shares	21,726,183	22,638,327
Reinvestment of distributions	6,892,942	1,541,855
Cost of shares redeemed	(27,471,352)	(36,306,154)
Net increase (decrease) in net assets resulting from share transactions	1,147,773	(12,125,972)
Redemption fees	–	1,316
Total increase (decrease) in net assets	(1,771,194)	2,282,256
Net Assets
Beginning of period	104,105,221	101,822,965
End of period	$102,334,027	$104,105,221
Other Information
Distributions in excess of net investment income end of period		$(124,037)
Shares
Sold	1,401,562	1,464,790
Issued in reinvestment of distributions	473,065	97,268
Redeemed	(1,787,915)	(2,436,648)
Net increase (decrease)	86,712	(874,590)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Consumer Finance Portfolio

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$16.29	$14.02	$10.94	$14.01	$16.16
Income from Investment Operations
Net investment income (loss)B	.24	.20	.21	.20	.22
Net realized and unrealized gain (loss)	.43	2.33C	3.38	(1.99)	.95
Total from investment operations	.67	2.53	3.59	(1.79)	1.17
Distributions from net investment income	(.20)	(.26)	(.23)	(.20)	(.30)
Distributions from net realized gain	(.95)	–	(.28)	(1.08)	(3.03)
Total distributions	(1.16)D	(.26)	(.51)	(1.28)	(3.32)E
Redemption fees added to paid in capitalB	–	–F	–F	–F	–F
Net asset value, end of period	$15.80	$16.29	$14.02	$10.94	$14.01
Total ReturnG	4.83%	18.07%C	33.57%	(14.01)%	7.69%
Ratios to Average Net AssetsH,I
Expenses before reductions	.87%	.90%	.94%	.90%	.88%
Expenses net of fee waivers, if any	.87%	.89%	.94%	.89%	.88%
Expenses net of all reductions	.86%	.89%	.93%	.89%	.88%
Net investment income (loss)	1.57%	1.38%	1.72%	1.53%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$102,334	$104,105	$101,823	$86,643	$134,569
Portfolio turnover rateJ	32%	81%	44%	48%	71%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.28 per share. Excluding these litigation proceeds, the total return would have been 16.18%.

 D Total distributions of $1.16 per share is comprised of distributions from net investment income of $.201 and distributions from net realized gain of $.954 per share.

 E Total distributions of $3.32 per share is comprised of distributions from net investment income of $.296 and distributions from net realized gain of $3.026 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Financial Services Portfolio	(6.91)%	7.98%	13.96%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Financial Services Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$36,943	Financial Services Portfolio
$46,739	S&P 500® Index

Financial Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Christopher Lee:  For the fiscal year, the fund returned -6.91%, lagging the -4.02% result of the MSCI U.S. IMI Financials 5% Capped Index and also notably trailing the broad-based S&P 500®. Trade tensions, increased market volatility and reduced prospects for near-term interest rate increases early in 2019 weighed on the sector index return. Within the index, the asset management & custody banks and investment banking & brokerage segments posted sizable declines, while more-defensive stocks, including property & casualty (P&C) insurance, rose. Security selection in consumer finance and P&C insurance, along with positioning in the financial exchanges & data segment, drove the fund’s underperformance versus the sector index. Key individual detractors included private label card company Synchrony Financial (-17%), which declined due to the loss of a large customer contract and was sold before the end of the fiscal year. Consumer finance company American Express (-1%), a new addition to the fund during the fourth-quarter market downturn, also hampered relative performance. Conversely, choices in the investment banking & brokerage and asset management & custody banks groups had a positive impact on the portfolio’s relative result. Here, an overweighting in electronic market maker Investment Technology Group (ITG), benefited from a buyout offer this period. Our ITG shares returned 50%, leading us to lock in profits and part ways with the stock prior to February 28.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Financial Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
Citigroup, Inc.	6.3
Bank of America Corp.	5.7
Wells Fargo & Co.	4.7
Capital One Financial Corp.	4.0
The Travelers Companies, Inc.	3.6
Hartford Financial Services Group, Inc.	3.6
Cboe Global Markets, Inc.	3.5
Huntington Bancshares, Inc.	3.4
Bank of New York Mellon Corp.	3.2
PNC Financial Services Group, Inc.	3.2
41.2

Top Industries (% of fund's net assets)

As of February 28, 2019
Banks	34.7%
Insurance	24.8%
Capital Markets	16.3%
Consumer Finance	10.8%
Mortgage Real Estate Investment Trusts	3.0%
All Others*	10.4%

* Includes short-term investments and net other assets (liabilities).

Financial Services Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
Banks - 34.7%
Diversified Banks - 18.9%
Bank of America Corp.	1,100,000	$31,988,000
Citigroup, Inc.	550,000	35,188,999
JPMorgan Chase & Co.	105,000	10,957,800
U.S. Bancorp	25,000	1,292,250
Wells Fargo & Co.	530,300	26,456,667
		105,883,716
Regional Banks - 15.8%
BOK Financial Corp.	30,000	2,713,200
First Citizens Bancshares, Inc.	9,500	4,147,510
First Hawaiian, Inc.	150,000	4,044,000
First Horizon National Corp.	465,000	7,267,950
First Republic Bank	40,000	4,199,200
Huntington Bancshares, Inc.	1,300,000	18,733,000
M&T Bank Corp.	55,000	9,518,300
PNC Financial Services Group, Inc.	140,000	17,642,800
Popular, Inc.	115,000	6,483,700
Signature Bank	50,000	6,788,000
SunTrust Banks, Inc.	100,000	6,487,000
		88,024,660

TOTAL BANKS		193,908,376

Capital Markets - 16.3%
Asset Management & Custody Banks - 4.1%
Bank of New York Mellon Corp.	343,400	18,021,632
Oaktree Capital Group LLC Class A	120,000	5,084,400
		23,106,032
Financial Exchanges & Data - 3.5%
Cboe Global Markets, Inc.	202,800	19,450,548
Investment Banking & Brokerage - 8.7%
E*TRADE Financial Corp.	287,900	14,104,221
Goldman Sachs Group, Inc.	15,000	2,950,500
Hamilton Lane, Inc. Class A	110,000	5,134,800
Morgan Stanley	135,000	5,667,300
PJT Partners, Inc.	65,000	3,004,950
TD Ameritrade Holding Corp.	244,800	13,789,584
Virtu Financial, Inc. Class A	160,500	4,034,970
		48,686,325

TOTAL CAPITAL MARKETS		91,242,905

Consumer Finance - 10.8%
Consumer Finance - 10.8%
American Express Co.	135,000	14,544,900
Capital One Financial Corp.	262,600	21,948,108
OneMain Holdings, Inc.	275,000	9,075,000
SLM Corp.	1,317,400	14,557,270
		60,125,278
Diversified Financial Services - 2.5%
Multi-Sector Holdings - 2.5%
Berkshire Hathaway, Inc. Class B (a)	68,800	13,849,440
Household Durables - 0.9%
Homebuilding - 0.9%
D.R. Horton, Inc.	125,000	4,861,250
Insurance - 24.8%
Insurance Brokers - 2.5%
Willis Group Holdings PLC	80,000	13,761,600
Life & Health Insurance - 3.9%
MetLife, Inc.	250,000	11,297,500
Torchmark Corp.	125,000	10,320,000
		21,617,500
Multi-Line Insurance - 5.8%
American International Group, Inc.	290,000	12,528,000
Hartford Financial Services Group, Inc.	404,000	19,941,440
		32,469,440
Property & Casualty Insurance - 9.9%
Axis Capital Holdings Ltd.	125,000	7,133,750
Beazley PLC	600,000	4,357,060
FNF Group	491,800	17,257,262
Hiscox Ltd.	218,900	4,642,505
RSA Insurance Group PLC	300,000	2,033,295
The Travelers Companies, Inc.	151,500	20,135,865
		55,559,737
Reinsurance - 2.7%
Reinsurance Group of America, Inc.	105,300	15,214,797

TOTAL INSURANCE		138,623,074

IT Services - 1.1%
Data Processing & Outsourced Services - 1.1%
Visa, Inc. Class A	40,000	5,924,800
Mortgage Real Estate Investment Trusts - 3.0%
Mortgage REITs - 3.0%
AGNC Investment Corp.	413,400	7,296,510
MFA Financial, Inc.	1,264,600	9,193,642
		16,490,152
Software - 0.8%
Application Software - 0.8%
Black Knight, Inc. (a)	90,700	4,739,075
Thrifts & Mortgage Finance - 2.5%
Thrifts & Mortgage Finance - 2.5%
Essent Group Ltd. (a)	160,000	6,902,400
MGIC Investment Corp. (a)	550,000	7,139,000
		14,041,400
TOTAL COMMON STOCKS
(Cost $475,920,650)		543,805,750

Money Market Funds - 2.3%
Fidelity Cash Central Fund, 2.44% (b)
(Cost $12,945,841)	12,943,386	12,945,975
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $488,866,491)		556,751,725
NET OTHER ASSETS (LIABILITIES) - 0.3%		1,676,988
NET ASSETS - 100%		$558,428,713

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$278,551
Fidelity Securities Lending Cash Central Fund	2,218
Total	$280,769

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $475,920,650)	$543,805,750
Fidelity Central Funds (cost $12,945,841)	12,945,975
Total Investment in Securities (cost $488,866,491)		$556,751,725
Receivable for investments sold		1,464,878
Receivable for fund shares sold		518,965
Dividends receivable		966,019
Distributions receivable from Fidelity Central Funds		26,803
Prepaid expenses		10,479
Other receivables		12,574
Total assets		559,751,443
Liabilities
Payable for fund shares redeemed	$937,808
Accrued management fee	249,594
Transfer agent fee payable	82,288
Other affiliated payables	17,461
Other payables and accrued expenses	35,579
Total liabilities		1,322,730
Net Assets		$558,428,713
Net Assets consist of:
Paid in capital		$491,683,965
Total distributable earnings (loss)		66,744,748
Net Assets, for 57,853,872 shares outstanding		$558,428,713
Net Asset Value, offering price and redemption price per share ($558,428,713 ÷ 57,853,872 shares)		$9.65

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$14,710,928
Income from Fidelity Central Funds		280,769
Total income		14,991,697
Expenses
Management fee	$3,972,623
Transfer agent fees	1,258,383
Accounting and security lending fees	259,492
Custodian fees and expenses	14,466
Independent trustees' fees and expenses	4,518
Registration fees	38,739
Audit	44,777
Legal	6,118
Interest	1,277
Miscellaneous	8,111
Total expenses before reductions	5,608,504
Expense reductions	(70,935)
Total expenses after reductions		5,537,569
Net investment income (loss)		9,454,128
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	49,054,369
Redemptions in-kind with affiliated entities	122,035,415
Fidelity Central Funds	(521)
Foreign currency transactions	6,316
Total net realized gain (loss)		171,095,579
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(251,132,260)
Fidelity Central Funds	134
Assets and liabilities in foreign currencies	(138)
Total change in net unrealized appreciation (depreciation)		(251,132,264)
Net gain (loss)		(80,036,685)
Net increase (decrease) in net assets resulting from operations		$(70,582,557)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,454,128	$9,547,835
Net realized gain (loss)	171,095,579	63,339,801
Change in net unrealized appreciation (depreciation)	(251,132,264)	116,792,492
Net increase (decrease) in net assets resulting from operations	(70,582,557)	189,680,128
Distributions to shareholders	(77,410,363)	–
Distributions to shareholders from net investment income	–	(7,413,422)
Distributions to shareholders from net realized gain	–	(42,209,545)
Total distributions	(77,410,363)	(49,622,967)
Share transactions
Proceeds from sales of shares	123,696,998	503,440,101
Reinvestment of distributions	73,815,465	48,197,971
Cost of shares redeemed	(799,345,128)	(403,096,639)
Net increase (decrease) in net assets resulting from share transactions	(601,832,665)	148,541,433
Total increase (decrease) in net assets	(749,825,585)	288,598,594
Net Assets
Beginning of period	1,308,254,298	1,019,655,704
End of period	$558,428,713	$1,308,254,298
Other Information
Undistributed net investment income end of period		$2,042,926
Shares(a)
Sold	11,614,796	46,843,520
Issued in reinvestment of distributions	7,838,384	4,434,960
Redeemed	(73,744,698)	(38,077,110)
Net increase (decrease)	(54,291,518)	13,201,370

 (a) Share activity prior to August 10, 2018 has been adjusted to reflect the impact of the 10 for 1 share split that occurred on that date.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Financial Services Portfolio

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share DataB
Net asset value, beginning of period	$11.67	$10.31	$7.50	$8.88	$8.09
Income from Investment Operations
Net investment income (loss)C	.14	.09	.10	.09	.08
Net realized and unrealized gain (loss)	(1.04)	1.76	2.81	(1.33)	.88
Total from investment operations	(.90)	1.85	2.91	(1.24)	.96
Distributions from net investment income	(.14)	(.07)	(.10)	(.08)	(.09)
Distributions from net realized gain	(.98)	(.42)	–	(.06)	(.08)
Total distributions	(1.12)	(.49)	(.10)	(.14)	(.17)
Redemption fees added to paid in capitalC	–	–	–D	–D	–D
Net asset value, end of period	$9.65	$11.67	$10.31	$7.50	$8.88
Total ReturnE	(6.91)%	18.33%	38.78%	(14.18)%	11.87%
Ratios to Average Net AssetsF,G
Expenses before reductions	.76%	.77%	.77%	.76%	.78%
Expenses net of fee waivers, if any	.76%	.77%	.77%	.76%	.78%
Expenses net of all reductions	.75%	.76%	.76%	.75%	.78%
Net investment income (loss)	1.28%	.87%	1.10%	1.01%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$558,429	$1,308,254	$1,019,656	$1,043,574	$1,385,490
Portfolio turnover rateH	49%I	54%	84%I	55%	42%I

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 to 1 share split that occurred on August 10, 2018.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Insurance Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Insurance Portfolio	(0.29)%	9.64%	17.43%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Insurance Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$49,856	Insurance Portfolio
$46,739	S&P 500® Index

Insurance Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Peter Deutsch:  For the fiscal year, the fund returned -0.29%, notably trailing the 3.58% gain of the MSCI U.S. IMI Insurance 25/50 Index, as well as the broad-based S&P 500® index. The insurance industry was pressured by a number of key themes the past 12 months, including a higher frequency of auto accidents and natural disasters. Against this backdrop, the fund’s underperformance of the MSCI industry index was primarily due to unfavorable stock picking, particularly among property & casualty (P&C) companies. Here, my decision to not own index components Progressive (+31%) and XL Group (+37%) were the two biggest individual relative detractors. An overweight position in multi-line insurer AIG – one of the portfolio’s largest holdings – returned -23% and was another key detractor. Conversely, three of the fund’s top four contributors versus the MSCI insurance index were life & health insurance firms. Leading the way was my decision to not own index constituent Lincoln National, which returned -16% this period, and underweighting Prudential Financial (-6%). Both of these life & health insurers faltered due to outsized exposure to market risk through their asset-management businesses.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Insurance Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
Chubb Ltd.	11.2
The Travelers Companies, Inc.	8.6
American International Group, Inc.	7.3
MetLife, Inc.	6.6
Marsh & McLennan Companies, Inc.	5.4
Allstate Corp.	4.6
Hartford Financial Services Group, Inc.	3.3
Prudential Financial, Inc.	3.2
AFLAC, Inc.	3.1
Arthur J. Gallagher & Co.	3.1
56.4

Top Industries (% of fund's net assets)

As of February 28, 2019
Insurance	89.9%
Diversified Financial Services	5.0%
Capital Markets	3.0%
Software	0.5%
Consumer Finance	0.3%
All Others*	1.3%

* Includes short-term investments and net other assets (liabilities).

Insurance Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
Banks - 0.0%
Regional Banks - 0.0%
Hilltop Holdings, Inc.	500	$9,610
Capital Markets - 3.0%
Asset Management & Custody Banks - 3.0%
Apollo Global Management LLC Class A	81,144	2,377,519
Ares Management Corp.	149,614	3,533,883
Brighthouse Financial, Inc. (a)	18,306	708,808
		6,620,210
Consumer Finance - 0.3%
Consumer Finance - 0.3%
OneMain Holdings, Inc.	21,900	722,700
Diversified Financial Services - 5.0%
Multi-Sector Holdings - 2.5%
Berkshire Hathaway, Inc. Class B (a)	28,200	5,676,660
Other Diversified Financial Services - 2.5%
Cannae Holdings, Inc. (a)	16,099	368,989
Voya Financial, Inc.	101,800	5,148,026
		5,517,015

TOTAL DIVERSIFIED FINANCIAL SERVICES		11,193,675

Insurance - 89.9%
Insurance Brokers - 16.4%
Aon PLC	39,400	6,758,282
Arthur J. Gallagher & Co.	85,500	6,863,940
Brown & Brown, Inc.	202,000	5,983,240
Marsh & McLennan Companies, Inc.	130,000	12,092,600
Willis Group Holdings PLC	27,828	4,786,973
		36,485,035
Life & Health Insurance - 23.6%
AFLAC, Inc.	140,700	6,913,998
CNO Financial Group, Inc.	195,700	3,332,771
FBL Financial Group, Inc. Class A	300	20,961
Genworth Financial, Inc. Class A (a)	282,100	1,091,727
MetLife, Inc.	326,375	14,748,886
Primerica, Inc.	30,500	3,813,720
Principal Financial Group, Inc.	124,100	6,532,624
Prudential Financial, Inc.	73,189	7,015,166
Sony Financial Holdings, Inc.	204,500	3,882,776
Torchmark Corp.	21,700	1,791,552
Unum Group	93,761	3,502,911
		52,647,092
Multi-Line Insurance - 13.1%
American International Group, Inc.	375,350	16,215,120
Assurant, Inc.	17,200	1,771,428
Hartford Financial Services Group, Inc.	151,000	7,453,360
Loews Corp.	63,500	3,023,870
Zurich Insurance Group Ltd.	2,296	757,422
		29,221,200
Property & Casualty Insurance - 33.8%
Allstate Corp.	108,400	10,230,792
Arch Capital Group Ltd. (a)	139,600	4,560,732
Argo Group International Holdings, Ltd.	12,168	845,798
Assured Guaranty Ltd.	68,200	2,848,032
Axis Capital Holdings Ltd.	11,100	633,477
Chubb Ltd.	187,205	25,066,749
First American Financial Corp.	58,300	2,961,057
FNF Group	68,300	2,396,647
Hanover Insurance Group, Inc.	27,000	3,205,170
Markel Corp. (a)	2,870	2,884,006
MBIA, Inc. (a)	59,000	585,870
Mercury General Corp.	200	10,594
The Travelers Companies, Inc.	144,700	19,232,077
		75,461,001
Reinsurance - 3.0%
Everest Re Group Ltd.	3,400	768,774
Maiden Holdings Ltd.	700	861
Muenchener Rueckversicherungs AG	4,900	1,154,017
Reinsurance Group of America, Inc.	30,933	4,469,509
Third Point Reinsurance Ltd. (a)	29,400	314,286
		6,707,447

TOTAL INSURANCE		200,521,775

Software - 0.5%
Application Software - 0.5%
Black Knight, Inc. (a)	20,457	1,068,878
TOTAL COMMON STOCKS
(Cost $127,838,126)		220,136,848

Nonconvertible Preferred Stocks - 0.0%
Insurance - 0.0%
Life & Health Insurance - 0.0%
Torchmark Corp. 6.125%
(Cost $76,079)	3,059	80,773

Money Market Funds - 1.3%
Fidelity Cash Central Fund, 2.44% (b)
(Cost $2,870,483)	2,869,909	2,870,483
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $130,784,688)		223,088,104
NET OTHER ASSETS (LIABILITIES) - 0.0%		(7,078)
NET ASSETS - 100%		$223,081,026

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$81,779
Fidelity Securities Lending Cash Central Fund	14,606
Total	$96,385

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$220,136,848	$214,342,633	$5,794,215	$--
Nonconvertible Preferred Stocks	80,773	80,773	--	--
Money Market Funds	2,870,483	2,870,483	--	--
Total Investments in Securities:	$223,088,104	$217,293,889	$5,794,215	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	78.8%
Switzerland	11.5%
Bermuda	4.5%
United Kingdom	3.0%
Japan	1.7%
Others (Individually Less Than 1%)	0.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Insurance Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $127,914,205)	$220,217,621
Fidelity Central Funds (cost $2,870,483)	2,870,483
Total Investment in Securities (cost $130,784,688)		$223,088,104
Receivable for investments sold		2,228,476
Receivable for fund shares sold		83,457
Dividends receivable		400,180
Distributions receivable from Fidelity Central Funds		5,179
Prepaid expenses		2,793
Total assets		225,808,189
Liabilities
Payable for investments purchased	$2,236,827
Payable for fund shares redeemed	312,204
Accrued management fee	99,569
Other affiliated payables	44,501
Other payables and accrued expenses	34,062
Total liabilities		2,727,163
Net Assets		$223,081,026
Net Assets consist of:
Paid in capital		$122,787,846
Total distributable earnings (loss)		100,293,180
Net Assets, for 3,764,108 shares outstanding		$223,081,026
Net Asset Value, offering price and redemption price per share ($223,081,026 ÷ 3,764,108 shares)		$59.27

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$5,630,550
Income from Fidelity Central Funds		96,385
Total income		5,726,935
Expenses
Management fee	$1,345,719
Transfer agent fees	511,288
Accounting and security lending fees	97,105
Custodian fees and expenses	6,272
Independent trustees' fees and expenses	1,461
Registration fees	28,126
Audit	42,801
Legal	2,353
Miscellaneous	2,711
Total expenses before reductions	2,037,836
Expense reductions	(10,256)
Total expenses after reductions		2,027,580
Net investment income (loss)		3,699,355
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	40,683,703
Fidelity Central Funds	818
Foreign currency transactions	(2,777)
Total net realized gain (loss)		40,681,744
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(48,055,226)
Fidelity Central Funds	(679)
Assets and liabilities in foreign currencies	(2,516)
Total change in net unrealized appreciation (depreciation)		(48,058,421)
Net gain (loss)		(7,376,677)
Net increase (decrease) in net assets resulting from operations		$(3,677,322)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,699,355	$6,380,706
Net realized gain (loss)	40,681,744	104,187,408
Change in net unrealized appreciation (depreciation)	(48,058,421)	(62,969,761)
Net increase (decrease) in net assets resulting from operations	(3,677,322)	47,598,353
Distributions to shareholders	(67,803,862)	–
Distributions to shareholders from net investment income	–	(4,424,878)
Distributions to shareholders from net realized gain	–	(38,464,528)
Total distributions	(67,803,862)	(42,889,406)
Share transactions
Proceeds from sales of shares	36,330,834	99,965,121
Reinvestment of distributions	64,608,201	40,826,311
Cost of shares redeemed	(148,119,349)	(451,552,577)
Net increase (decrease) in net assets resulting from share transactions	(47,180,314)	(310,761,145)
Redemption fees	–	7,580
Total increase (decrease) in net assets	(118,661,498)	(306,044,618)
Net Assets
Beginning of period	341,742,524	647,787,142
End of period	$223,081,026	$341,742,524
Other Information
Undistributed net investment income end of period		$1,375,797
Shares
Sold	576,823	1,208,317
Issued in reinvestment of distributions	1,067,443	512,930
Redeemed	(2,234,071)	(5,404,508)
Net increase (decrease)	(589,805)	(3,683,261)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Insurance Portfolio

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$78.49	$80.60	$63.15	$66.87	$66.08
Income from Investment Operations
Net investment income (loss)B	.98	1.08	.99	.89	.96
Net realized and unrealized gain (loss)	(2.40)	6.76	18.64	(2.50)	7.13
Total from investment operations	(1.42)	7.84	19.63	(1.61)	8.09
Distributions from net investment income	(1.16)	(.96)	(.89)	(.74)	(.96)
Distributions from net realized gain	(16.63)	(8.99)	(1.29)	(1.37)	(6.34)
Total distributions	(17.80)C	(9.95)	(2.18)	(2.11)	(7.30)
Redemption fees added to paid in capitalB	–	–D	–D	–D	–D
Net asset value, end of period	$59.27	$78.49	$80.60	$63.15	$66.87
Total ReturnE	(.29)%	9.62%	31.60%	(2.54)%	13.01%
Ratios to Average Net AssetsF,G
Expenses before reductions	.82%	.79%	.80%	.80%	.81%
Expenses net of fee waivers, if any	.81%	.79%	.79%	.80%	.81%
Expenses net of all reductions	.81%	.79%	.79%	.80%	.81%
Net investment income (loss)	1.48%	1.30%	1.37%	1.32%	1.44%
Supplemental Data
Net assets, end of period (000 omitted)	$223,081	$341,743	$647,787	$459,854	$401,818
Portfolio turnover rateH	9%	21%	16%	25%	26%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $17.80 per share is comprised of distributions from net investment income of $1.162 and distributions from net realized gain of $16.633 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2019

1. Organization.

Banking Portfolio, Brokerage and Investment Management Portfolio, Financial Services Portfolio, Consumer Finance Portfolio, and Insurance Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds.

Effective August 10, 2018, Financial Services Portfolio underwent a 10 for 1 share split. The effect of the share split transaction was to multiply the number of outstanding shares of Financial Services Portfolio by a split factor of 10:1, with a corresponding decrease in net asset value (NAV) per share. This event does not impact the overall net assets of Financial Services Portfolio. The per share data presented in the Financial Highlights and Share activity presented in the Statements of Changes in Net Assets for Financial Services Portfolio have been retroactively adjusted to reflect this share split.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2019 is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) Brokerage and Investment Management Portfolio, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in each Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in each accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Brokerage and Investment Management Portfolio	$35,072

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2019, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, equity-debt classifications, redemptions in kind, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Banking Portfolio	$429,345,612	$140,928,763	$(55,173,778)	$85,754,985
Brokerage and Investment Management Portfolio	267,434,456	68,873,376	(9,112,005)	59,761,371
Consumer Finance Portfolio	76,884,192	27,102,381	(1,819,673)	25,282,708
Financial Services Portfolio	490,006,031	80,604,377	(13,858,683)	66,745,694
Insurance Portfolio	131,238,002	92,241,205	(391,103)	91,850,102

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Banking Portfolio	$1,059,806	$9,448,166	$85,754,985
Brokerage and Investment Management Portfolio	221,131	5,056,714	59,761,701
Consumer Finance Portfolio	41,624	46,290	25,282,708
Financial Services Portfolio	–	–	66,744,748
Insurance Portfolio	432,968	8,011,118	91,849,093

The tax character of distributions paid was as follows:

February 28, 2019
	Ordinary Income	Long-term Capital Gains	Total
Banking Portfolio	$10,214,085	$129,632,127	$139,846,212
Brokerage and Investment Management Portfolio	7,442,857	22,932,878	30,375,735
Consumer Finance Portfolio	1,245,766	5,962,036	7,207,802
Financial Services Portfolio	13,540,641	63,869,722	77,410,363
Insurance Portfolio	4,162,505	63,641,357	67,803,862

February 28, 2018
	Ordinary Income	Long-term Capital Gains	Total
Banking Portfolio	$7,600,446	$13,137,423	$20,737,869
Brokerage and Investment Management Portfolio	12,545,512	16,976,452	29,521,964
Consumer Finance Portfolio	1,603,897	–	1,603,897
Financial Services Portfolio	15,047,099	34,575,868	49,622,967
Insurance Portfolio	4,597,869	38,291,537	42,889,406

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Funds' financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Banking Portfolio	276,565,964	523,689,852
Brokerage and Investment Management Portfolio	110,727,392	211,352,483
Consumer Finance Portfolio	31,393,269	36,532,682
Financial Services Portfolio	360,313,030	587,277,539
Insurance Portfolio	21,937,327	121,399,965

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Banking Portfolio	.30%	.24%	.54%
Brokerage and Investment Management Portfolio	.30%	.24%	.54%
Consumer Finance Portfolio	.30%	.24%	.54%
Financial Services Portfolio	.30%	.24%	.54%
Insurance Portfolio	.30%	.24%	.54%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Banking Portfolio	.18%
Brokerage and Investment Management Portfolio	.17%
Consumer Finance Portfolio	.22%
Financial Services Portfolio	.17%
Insurance Portfolio	.20%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Banking Portfolio	.04
Brokerage and Investment Management Portfolio	.04
Consumer Finance Portfolio	.04
Financial Services Portfolio	.04
Insurance Portfolio	.04

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Banking Portfolio	$8,115
Brokerage and Investment Management Portfolio	3,840
Consumer Finance Portfolio	599
Financial Services Portfolio	9,578
Insurance Portfolio	627

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Banking Portfolio	Borrower	$9,894,778	2.11%	$5,215
Brokerage and Investment Management Portfolio	Borrower	$10,628,000	1.94%	$573
Financial Services Portfolio	Borrower	$11,816,500	1.95%	$1,277

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 42,927,330* shares of Financial Services Portfolio were redeemed in-kind for investments and cash with a value of $473,016,260. The net realized gain of $122,035,415 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Financial Services Portfolio recognized no gain or loss for federal income tax purposes.

* Share activity prior to August 10, 2018 has been adjusted to reflect the impact of the 10 to 1 share split that occurred on that date.

Other. During the period, the investment adviser reimbursed Insurance Portfolio for certain losses in the amount of $1,176.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Banking Portfolio	$1,890
Brokerage and Investment Management Portfolio	1,086
Consumer Finance Portfolio	275
Financial Services Portfolio	2,401
Insurance Portfolio	756

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Security lending activity was as follows:

Total Security Lending Income
Banking Portfolio	$1,023
Brokerage and Investment Management Portfolio	33,746
Consumer Finance Portfolio	5,124
Financial Services Portfolio	2,218
Insurance Portfolio	14,606

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction	Transfer Agent expense reduction
Banking Portfolio	$45,488	$–	$2
Brokerage and Investment Management Portfolio	19,531	–	–
Consumer Finance Portfolio	14,514	–	–
Financial Services Portfolio	63,005	278	–
Insurance Portfolio	7,794	–	–

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Banking Portfolio	$5,577
Brokerage and Investment Management Portfolio	3,168
Consumer Finance Portfolio	809
Financial Services Portfolio	7,652
Insurance Portfolio	2,462

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, Financial Services Portfolio and Insurance Portfolio:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio, Financial Services Portfolio and Insurance Portfolio (five of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 28, 2019, the related statements of operations for the year ended February 28, 2019, the statements of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2019 and each of the financial highlights for each of the five years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 15, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 287 funds. Mr. Wiley oversees 195 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2018

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2018

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2018 to February 28, 2019).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During Period-B September 1, 2018 to February 28, 2019
Banking Portfolio	.77%
Actual		$1,000.00	$923.80	$3.67
Hypothetical-C		$1,000.00	$1,020.98	$3.86
Brokerage and Investment Management Portfolio	.78%
Actual		$1,000.00	$954.40	$3.78
Hypothetical-C		$1,000.00	$1,020.93	$3.91
Consumer Finance Portfolio	.86%
Actual		$1,000.00	$983.20	$4.23
Hypothetical-C		$1,000.00	$1,020.53	$4.31
Financial Services Portfolio	.77%
Actual		$1,000.00	$937.70	$3.70
Hypothetical-C		$1,000.00	$1,020.98	$3.86
Insurance Portfolio	.82%
Actual		$1,000.00	$999.80	$4.07
Hypothetical-C		$1,000.00	$1,020.73	$4.11

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Banking Portfolio	04/08/19	04/05/19	$0.057	$0.509
Brokerage and Investment Management Portfolio	04/08/19	04/05/19	$0.051	$1.165
Consumer Finance Portfolio	04/08/19	04/05/19	$0.006	$0.008
Financial Services Portfolio	04/08/19	04/05/19	–	–
Insurance Portfolio	04/08/19	04/05/19	$0.121	$2.239

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2019, or, if subsequently determined to be different, the net capital gain of such year.

Banking Portfolio	$102,169,416
Brokerage and Investment Management Portfolio	$11,529,096
Consumer Finance Portfolio	$1,919,333
Financial Services Portfolio	$49,275,761
Insurance Portfolio	$39,350,786

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

Banking Portfolio
April 2018	100%
December 2018	100%
Brokerage and Investment Management Portfolio
April 2018	29%
December 2018	100%
Consumer Finance Portfolio
April 2018	–
December 2018	78%
Financial Services Portfolio
April 2018	40%
December 2018	100%
Insurance Portfolio
April 2018	100%
December 2018	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Banking Portfolio
April 2018	100%
December 2018	100%
Brokerage and Investment Management Portfolio
April 2018	43%
December 2018	100%
Consumer Finance Portfolio
April 2018	–
December 2018	79%
Financial Services Portfolio
April 2018	47%
December 2018	100%
Insurance Portfolio
April 2018	100%
December 2018	100%

Consumer Finance Portfolio designates 22% of the dividend distributed during the fiscal year as a section 199A dividend.

The funds will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Banking Portfolio
Brokerage and Investment Management Portfolio
Consumer Finance Portfolio
Financial Services Portfolio
Insurance Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. SelectCo and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. Brokerage and Investment Management Portfolio had a portfolio manager change in October 2018. Consumer Finance Portfolio had a portfolio manager change in August 2018. The Board will continue to monitor closely each fund's performance, taking into account the portfolio manager changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against an appropriate securities market index ("benchmark index"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below.

Banking Portfolio

The Board considered the fund's underperformance for different time periods based on the June 30, 2018 data presented above and noted that the fund's underperformance has continued since the Board approved the management contract in in 2017 and 2018. The Board's discussions with SelectCo regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; attribution reports on contributors to the fund's underperformance; and the applicable portfolio manager's explanation of his or her underperformance. The Board engages with SelectCo on steps that might be taken to address a fund's underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the effect of any remedial actions and other relevant factors.

Brokerage and Investment Management Portfolio

The Board considered the fund's underperformance for different time periods based on the June 30, 2018 data presented above and based on earlier periods ended prior to June 30, 2018. The Board noted that the fund's underperformance has continued since the Board approved the management contract in 2018. The Board's discussions with SelectCo regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; attribution reports on contributors to the fund's underperformance; and the applicable portfolio manager's explanation of his or her underperformance. The Board engages with SelectCo on steps that might be taken to address a fund's underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the effect of any remedial actions and other relevant factors.

Consumer Finance Portfolio

Financial Services Portfolio

Insurance Portfolio

The Board considered the fund’s underperformance for different time periods based on the June 30, 2018 data presented above and based on earlier periods ended prior to June 30, 2018. The Board noted that the fund’s underperformance has continued since the Board approved the management contract in 2018. The Board’s discussions with SelectCo regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund’s portfolio manager(s); broader trends in the market that may adversely impact a fund’s performance; attribution reports on contributors to the fund’s underperformance; and the applicable portfolio manager’s explanation of his or her underperformance. The Board engages with SelectCo on steps that might be taken to address a fund’s underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the effect of any remedial actions and other relevant factors

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Banking Portfolio

Brokerage and Investment Management Portfolio

Consumer Finance Portfolio

Financial Services Portfolio

Insurance Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

SELFIN-ANN-0419
1.813663.114

Fidelity® Select Portfolios®
Health Care Sector

Biotechnology Portfolio

Health Care Portfolio

Health Care Services Portfolio

Medical Technology and Devices Portfolio

Pharmaceuticals Portfolio

Annual Report

February 28, 2019

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Contents

Biotechnology Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Health Care Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Health Care Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Medical Technology and Devices Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Pharmaceuticals Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

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You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Biotechnology Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Biotechnology Portfolio	(0.46)%	5.50%	18.99%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Biotechnology Portfolio on February 29, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$56,899	Biotechnology Portfolio
$46,739	S&P 500® Index

Biotechnology Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Rajiv Kaul:  For the fiscal year, the fund returned -0.46%, well ahead of the -3.77% result of the MSCI U.S. IMI Biotechnology 25/50 Index, but behind the broad-based S&P 500®. Versus the MSCI index, stock selection in the fund’s core category of biotechnology represented virtually all of the fund’s outperformance the past 12 months. Modest non-index exposure to health care equipment also helped a bit. The top individual relative contributor was a sizable underweighting in AbbVie, as its shares suffered a sizable drop in late March, after the company announced that it wouldn't be seeking an accelerated approval for Rova-T, its expensive experimental lung-cancer drug. I exited most of our AbbVie position in the first half of the period. However, I added to our holdings here later, when I thought selling in AbbVie became overdone, although it remained an underweighting at period end. Timely ownership of Loxo Oncology, which I exited by February 28, also helped, as did an overweighting in Spark Therapeutics. Conversely, non-index holdings in pharmaceuticals stocks detracted versus the index this period. A sizable underweighting in the strong-performing stock of Amgen was the biggest individual relative detractor. I thought there were better opportunities elsewhere. A small non-index stake in Nektar Therapeutics also detracted from our relative result, as did an overweighting in La Jolla Pharmaceutical.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Biotechnology Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
Amgen, Inc.	7.9
AbbVie, Inc.	4.8
Gilead Sciences, Inc.	4.6
Alexion Pharmaceuticals, Inc.	4.1
Biogen, Inc.	3.8
Regeneron Pharmaceuticals, Inc.	3.1
Vertex Pharmaceuticals, Inc.	2.6
Ionis Pharmaceuticals, Inc.	2.4
Sarepta Therapeutics, Inc.	2.2
Neurocrine Biosciences, Inc.	1.8
37.3

Top Industries (% of fund's net assets)

As of February 28, 2019
Biotechnology	89.2%
Pharmaceuticals	7.7%
Health Care Equipment & Supplies	0.7%
Health Care Providers & Services	0.2%
Health Care Technology	0.2%
All Others*	2.0%

* Includes short-term investments and net other assets (liabilities).

Biotechnology Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
Biotechnology - 88.4%
Biotechnology - 88.4%
AbbVie, Inc.	4,574,700	$362,499,228
Abeona Therapeutics, Inc. (a)	104,573	734,102
AC Immune SA (a)(b)	1,008,632	4,659,880
ACADIA Pharmaceuticals, Inc. (a)(b)	2,882,880	76,396,320
Acceleron Pharma, Inc. (a)	1,994,958	87,857,950
Acorda Therapeutics, Inc. (a)	1,876,490	27,659,463
Agios Pharmaceuticals, Inc. (a)(b)	782,733	50,775,890
Aimmune Therapeutics, Inc. (a)(b)	929,243	22,385,464
Akebia Therapeutics, Inc. (a)	211,668	1,540,943
Albireo Pharma, Inc. (a)	420,100	11,813,212
Alder Biopharmaceuticals, Inc. (a)	570,448	7,313,143
Aldeyra Therapeutics, Inc. (a)(c)	1,895,633	15,316,715
Alector, Inc.	661,607	12,960,881
Alexion Pharmaceuticals, Inc. (a)	2,296,660	310,806,998
Alkermes PLC (a)	896,174	29,815,709
Allakos, Inc. (a)(b)	662,753	26,483,610
Allena Pharmaceuticals, Inc. (a)(c)	41,840	302,085
Allena Pharmaceuticals, Inc. (c)(d)	1,447,443	10,450,538
Allogene Therapeutics, Inc. (b)	131,766	4,175,665
Alnylam Pharmaceuticals, Inc. (a)	1,485,678	126,282,630
Amarin Corp. PLC ADR (a)(b)	701,531	14,360,340
Amgen, Inc.	3,169,122	602,386,708
Amicus Therapeutics, Inc. (a)	4,608,894	55,767,617
AnaptysBio, Inc. (a)	465,116	32,032,539
Anchiano Therapeutics Ltd. ADR	43,000	344,000
Apellis Pharmaceuticals, Inc. (a)	363,134	5,501,480
Arena Pharmaceuticals, Inc. (a)	1,002,973	50,068,412
Argenx SE ADR (a)	896,586	119,505,948
Array BioPharma, Inc. (a)	5,262,449	120,720,580
Arrowhead Pharmaceuticals, Inc. (a)(b)	1,712,445	33,426,926
Ascendis Pharma A/S sponsored ADR (a)	546,977	39,830,865
Atara Biotherapeutics, Inc. (a)	1,054,543	37,763,185
aTyr Pharma, Inc. (a)(b)	970,388	465,786
Audentes Therapeutics, Inc. (a)	508,414	15,567,637
Bellicum Pharmaceuticals, Inc. (a)	756,358	2,427,909
BioCryst Pharmaceuticals, Inc. (a)	3,328,837	27,496,194
Biogen, Inc. (a)	867,344	284,497,505
Biohaven Pharmaceutical Holding Co. Ltd. (a)	456,090	20,058,838
BioMarin Pharmaceutical, Inc. (a)	869,571	81,096,191
bluebird bio, Inc. (a)	437,819	67,958,265
Blueprint Medicines Corp. (a)	1,569,611	129,006,328
Cara Therapeutics, Inc. (a)(b)	575,786	9,817,151
ChemoCentryx, Inc. (a)	644,305	6,926,279
Chimerix, Inc. (a)	1,849,867	3,755,230
Clovis Oncology, Inc. (a)(b)	917,270	27,774,936
Coherus BioSciences, Inc. (a)	602,387	8,638,230
Constellation Pharmaceuticals, Inc.	271,700	2,744,170
Corbus Pharmaceuticals Holdings, Inc. (a)(b)	1,550,467	10,760,241
Corvus Pharmaceuticals, Inc. (a)	845,556	4,092,491
Crinetics Pharmaceuticals, Inc. (a)(b)	994,400	23,766,160
CRISPR Therapeutics AG (a)(b)	62,936	2,227,305
Cytokinetics, Inc. (a)	728,649	5,260,846
CytomX Therapeutics, Inc. (a)	120,181	1,348,431
CytomX Therapeutics, Inc. (a)(d)	287,485	3,225,582
Denali Therapeutics, Inc. (a)(b)	651,052	14,166,892
Dicerna Pharmaceuticals, Inc. (a)	884,748	10,802,773
Dynavax Technologies Corp. (a)(b)	1,087,298	10,003,142
Eagle Pharmaceuticals, Inc. (a)(b)	164,108	8,216,888
Editas Medicine, Inc. (a)(b)	113,518	2,341,876
Emergent BioSolutions, Inc. (a)	420,050	24,509,918
Enanta Pharmaceuticals, Inc. (a)	222,457	22,810,741
Epizyme, Inc. (a)	2,837,946	36,779,780
Equillium, Inc. (b)	647,243	5,093,802
Esperion Therapeutics, Inc. (a)(b)	393,884	18,158,052
Evelo Biosciences, Inc. (b)	89,800	789,342
Exact Sciences Corp. (a)	1,200,800	109,272,800
Exelixis, Inc. (a)	1,879,440	42,080,662
Fate Therapeutics, Inc. (a)	1,323,187	20,787,268
FibroGen, Inc. (a)	1,359,619	78,585,978
Five Prime Therapeutics, Inc. (a)	460,300	5,330,274
Forty Seven, Inc.	270,500	4,517,350
Galapagos Genomics NV sponsored ADR (a)	371,032	36,220,144
Genmab A/S (a)	289,883	50,029,526
Genomic Health, Inc. (a)	446,639	33,931,165
Geron Corp. (a)(b)(c)	15,536,850	22,683,801
Gilead Sciences, Inc.	5,386,081	350,202,987
Global Blood Therapeutics, Inc. (a)	1,237,343	64,960,508
Gossamer Bio, Inc.	117,200	2,558,476
Gritstone Oncology, Inc. (b)	1,248,800	16,059,568
Halozyme Therapeutics, Inc. (a)	2,204,326	38,024,624
Heron Therapeutics, Inc. (a)(b)	2,130,274	56,388,353
Homology Medicines, Inc. (a)	26,567	783,195
ImmunoGen, Inc. (a)	3,846,227	18,154,191
Immunomedics, Inc. (a)(b)	4,732,183	74,579,204
Incyte Corp. (a)	620,109	53,471,999
Insmed, Inc. (a)	566,345	16,792,129
Intellia Therapeutics, Inc. (a)(b)	91,632	1,395,555
Intercept Pharmaceuticals, Inc. (a)(b)	720,325	71,845,216
Ionis Pharmaceuticals, Inc. (a)	2,524,877	179,241,018
Iovance Biotherapeutics, Inc. (a)	986,200	10,128,274
Ironwood Pharmaceuticals, Inc. Class A (a)	3,443,420	49,034,301
Jounce Therapeutics, Inc. (a)	715,474	3,183,859
Kaleido Biosciences, Inc. (a)	66,633	948,188
Kalvista Pharmaceuticals, Inc. (a)	46,924	1,064,236
Karyopharm Therapeutics, Inc. (a)	1,533,800	6,334,594
Kezar Life Sciences, Inc.	855,972	17,419,030
Krystal Biotech, Inc. (a)(b)(c)	1,235,400	27,623,544
Kura Oncology, Inc. (a)(c)	1,959,414	29,861,469
La Jolla Pharmaceutical Co. (a)(b)	1,189,798	6,781,849
Leap Therapeutics, Inc. (a)	840,724	1,311,529
Lexicon Pharmaceuticals, Inc. (a)(b)	1,448,504	7,706,041
Ligand Pharmaceuticals, Inc. Class B (a)(b)	245,898	30,511,024
Macrogenics, Inc. (a)	1,222,331	24,446,620
Madrigal Pharmaceuticals, Inc. (a)(b)	34,241	4,495,158
MannKind Corp. (a)(b)	1,402,861	2,511,121
MediciNova, Inc. (a)(b)	96,484	882,829
Minerva Neurosciences, Inc. (a)(c)	2,776,114	22,014,584
Miragen Therapeutics, Inc. (a)(b)(c)	2,888,656	8,088,237
Mirati Therapeutics, Inc. (a)	653,067	47,543,278
Moderna, Inc.	1,400	31,640
Moderna, Inc.	2,189,866	44,541,874
Momenta Pharmaceuticals, Inc. (a)	1,314,056	18,515,049
Morphosys AG (a)	141,175	14,500,329
Morphosys AG sponsored ADR	835,595	21,499,859
Natera, Inc. (a)	798,331	12,645,563
Neon Therapeutics, Inc. (b)	407,398	2,538,090
Neurocrine Biosciences, Inc. (a)	1,766,051	136,427,440
Oragenics, Inc. (a)	155,806	137,468
Pharming Group NV (a)(b)	19,512,456	20,574,249
Portola Pharmaceuticals, Inc. (a)(b)	477,303	14,657,975
Principia Biopharma, Inc.	427,001	15,124,375
ProQR Therapeutics BV (a)(b)	958,286	12,764,370
Protagonist Therapeutics, Inc. (a)	630,863	5,059,521
Prothena Corp. PLC (a)	769,935	10,317,129
PTC Therapeutics, Inc. (a)	2,242,247	77,447,211
Puma Biotechnology, Inc. (a)	662,466	18,423,179
Ra Pharmaceuticals, Inc. (a)	466,834	8,995,891
Radius Health, Inc. (a)	853,728	16,186,683
Regeneron Pharmaceuticals, Inc. (a)	546,386	235,350,306
REGENXBIO, Inc. (a)	743,308	38,451,323
Repligen Corp. (a)	504,186	30,009,151
Replimune Group, Inc. (a)	474,410	6,508,905
Retrophin, Inc. (a)	573,045	12,927,895
Rigel Pharmaceuticals, Inc. (a)	904,339	1,980,502
Rocket Pharmaceuticals, Inc. (a)(b)	1,464,787	25,501,942
Rubius Therapeutics, Inc.	81,800	1,298,984
Sage Therapeutics, Inc. (a)	844,793	134,533,285
Sangamo Therapeutics, Inc. (a)(b)	2,444,721	22,026,936
Sarepta Therapeutics, Inc. (a)	1,151,605	166,107,505
Scholar Rock Holding Corp. (b)(c)	1,506,547	28,051,905
Seattle Genetics, Inc. (a)	857,190	63,672,073
Selecta Biosciences, Inc. (a)(b)	33,646	66,956
Seres Therapeutics, Inc. (a)(c)	2,320,475	14,224,512
Sienna Biopharmaceuticals, Inc. (a)(b)	213,431	544,249
Solid Biosciences, Inc. (a)(b)	317,997	3,399,388
Spark Therapeutics, Inc. (a)	603,637	68,392,072
Spectrum Pharmaceuticals, Inc. (a)	2,128,803	23,012,360
Stemline Therapeutics, Inc. (a)	915,698	10,045,207
Surface Oncology, Inc.	44,796	189,487
Synthorx, Inc.	795,878	15,845,931
Syros Pharmaceuticals, Inc. (a)	617,861	4,195,276
Syros Pharmaceuticals, Inc. (a)(d)	303,621	2,061,587
TG Therapeutics, Inc. (a)(b)	2,402,037	16,333,852
Translate Bio, Inc. (b)	863,951	8,812,300
Translate Bio, Inc. (d)	1,014,146	10,344,289
Twist Bioscience Corp.	1,021,131	21,118,521
Ultragenyx Pharmaceutical, Inc. (a)	1,404,537	90,087,003
uniQure B.V. (a)	296,462	16,005,983
United Therapeutics Corp. (a)	82,925	10,472,598
UNITY Biotechnology, Inc.	51,400	514,000
Vanda Pharmaceuticals, Inc. (a)	788,692	15,963,126
Verastem, Inc. (a)(b)	3,282,979	9,881,767
Vertex Pharmaceuticals, Inc. (a)	1,036,289	195,599,549
Viking Therapeutics, Inc. (a)(b)	637,500	5,361,375
Voyager Therapeutics, Inc. (a)	738,062	11,070,930
Xencor, Inc. (a)	1,349,543	40,945,135
Y-mAbs Therapeutics, Inc. (b)	1,265,742	27,403,314
Zafgen, Inc. (a)	1,529,546	6,837,071
Zealand Pharma A/S (a)(b)	239,844	3,543,169
Zymeworks, Inc. (a)	578,800	8,751,456
		6,702,140,763
Capital Markets - 0.1%
Asset Management & Custody Banks - 0.1%
Arix Bioscience PLC (a)(d)	2,049,700	4,309,012
Health Care Equipment & Supplies - 0.7%
Health Care Equipment - 0.7%
Novocure Ltd. (a)	335,689	18,029,856
Novocure Ltd. (a)(d)	701,713	37,689,005
		55,718,861
Health Care Providers & Services - 0.2%
Health Care Services - 0.2%
G1 Therapeutics, Inc. (a)	789,800	14,579,708
OptiNose, Inc. (a)	162,115	1,202,893
Precipio, Inc. (a)(e)	7,883	1,249
		15,783,850
Life Sciences Tools & Services - 0.0%
Life Sciences Tools & Services - 0.0%
Evotec OAI AG (a)	159,200	3,741,155
Personal Products - 0.0%
Personal Products - 0.0%
MYOS Corp. (a)	33,334	49,001
Pharmaceuticals - 7.7%
Pharmaceuticals - 7.7%
Adimab LLC (a)(e)(f)(g)	1,954,526	82,109,637
Aerie Pharmaceuticals, Inc. (a)	643,025	30,009,977
Afferent Pharmaceuticals, Inc. rights 12/31/24 (a)(g)	8,274,568	12,329,106
Akcea Therapeutics, Inc. (a)	431,800	14,694,154
Aradigm Corp. (a)	11,945	1,433
Aradigm Corp. (a)	148,009	17,761
Arvinas Holding Co. LLC (a)(b)	611,000	11,828,960
Assembly Biosciences, Inc. (a)	294,833	6,306,478
BioXcel Therapeutics, Inc. (a)(b)(c)	841,245	7,133,758
Chiasma, Inc. (a)(c)	1,553,299	6,554,922
Chiasma, Inc. warrants 12/16/24 (a)	382,683	466,471
Corcept Therapeutics, Inc. (a)(b)	764,795	9,536,994
Dova Pharmaceuticals, Inc. (a)(b)	1,028,720	7,900,570
Horizon Pharma PLC (a)	1,008,119	29,245,532
Idorsia Ltd. (a)(b)	432,921	7,395,725
Intra-Cellular Therapies, Inc. (a)	603,348	8,217,600
Kolltan Pharmaceuticals, Inc. rights (a)(g)	10,639,609	106
Melinta Therapeutics, Inc. (a)(b)	280,072	1,492,784
MyoKardia, Inc. (a)	1,016,601	45,594,555
Nektar Therapeutics (a)	794,851	32,223,260
NeurogesX, Inc. (a)(g)	2,550,000	26
ObsEva SA (a)	1,373,362	17,125,824
Ocular Therapeutix, Inc. (a)	1,560,999	6,946,446
Odonate Therapeutics, Inc. (a)(b)	418,294	6,893,485
Reata Pharmaceuticals, Inc. (a)	205,897	19,424,323
RedHill Biopharma Ltd. sponsored ADR (a)	93,300	712,812
Rhythm Pharmaceuticals, Inc. (a)	729,107	20,910,789
RPI International Holdings LP (a)(e)(g)	54,958	8,525,085
Spero Therapeutics, Inc. (a)	389,252	4,593,174
Stemcentrx, Inc. rights 12/31/21 (a)(g)	876,163	1,068,919
Sutro Biopharma, Inc. (a)	400,000	3,520,000
The Medicines Company (a)(b)	977,308	24,110,188
TherapeuticsMD, Inc. (a)(b)	3,638,842	20,814,176
Theravance Biopharma, Inc. (a)(b)	354,600	8,606,142
Tricida, Inc.	1,092,465	25,268,715
UroGen Pharma Ltd. (a)(b)	588,203	22,634,051
Urovant Sciences Ltd. (a)(b)	1,332,701	16,285,606
Verrica Pharmaceuticals, Inc. (a)	621,800	7,038,776
WAVE Life Sciences (a)(b)	355,712	14,915,004
Xeris Pharmaceuticals, Inc.	387,931	3,883,189
Zogenix, Inc. (a)	775,521	40,893,222
		587,229,735
TOTAL COMMON STOCKS
(Cost $4,969,755,320)		7,368,972,377

Preferred Stocks - 1.0%
Convertible Preferred Stocks - 0.9%
Biotechnology - 0.7%
Biotechnology - 0.7%
23andMe, Inc. Series E (a)(e)(g)	1,505,457	29,085,429
Axcella Health, Inc. Series C (a)(e)(g)	1,642,272	18,344,178
Immunocore Ltd. Series A (a)(e)(g)	73,318	9,467,805
		56,897,412
Health Care Technology - 0.2%
Health Care Technology - 0.2%
Codiak Biosciences, Inc.:
Series A 8.00% (a)(e)(g)	856,366	3,108,609
Series B 8.00% (a)(e)(g)	2,783,187	10,102,969
		13,211,578
Pharmaceuticals - 0.0%
Pharmaceuticals - 0.0%
Afferent Pharmaceuticals, Inc. Series C (a)(e)(g)	8,274,568	83

TOTAL CONVERTIBLE PREFERRED STOCKS		70,109,073

Nonconvertible Preferred Stocks - 0.1%
Biotechnology - 0.1%
Biotechnology - 0.1%
Yumanity Holdings LLC Class A (a)(e)(g)	588,700	3,879,533
TOTAL PREFERRED STOCKS
(Cost $59,835,788)		73,988,606

Money Market Funds - 8.0%
Fidelity Cash Central Fund, 2.44% (h)	42,638,764	42,647,292
Fidelity Securities Lending Cash Central Fund 2.45% (h)(i)	563,319,196	563,375,528
TOTAL MONEY MARKET FUNDS
(Cost $605,985,043)		606,022,820
TOTAL INVESTMENT IN SECURITIES - 106.1%
(Cost $5,635,576,151)		8,048,983,803
NET OTHER ASSETS (LIABILITIES) - (6.1)%		(465,261,652)
NET ASSETS - 100%		$7,583,722,151

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $68,080,013 or 0.9% of net assets.

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $164,624,577 or 2.2% of net assets.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Level 3 security

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series E	6/18/15	$16,299,991
Adimab LLC	9/17/14 - 6/5/15	$31,094,459
Afferent Pharmaceuticals, Inc. Series C	7/1/15	$0
Axcella Health, Inc. Series C	1/30/15	$16,554,102
Codiak Biosciences, Inc. Series A 8.00%	11/12/15	$856,366
Codiak Biosciences, Inc. Series B 8.00%	11/12/15	$8,349,561
Immunocore Ltd. Series A	7/27/15	$13,796,921
Precipio, Inc.	2/3/12	$2,828,200
RPI International Holdings LP	5/21/15	$6,479,548
Yumanity Holdings LLC Class A	2/8/16	$3,978,847

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,370,625
Fidelity Securities Lending Cash Central Fund	8,678,459
Total	$10,049,084

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Aldeyra Therapeutics, Inc.	$8,880,729	$24,999,989	$8,244,955	$--	$(3,592,070)	$(6,726,978)	$15,316,715
Allena Pharmaceuticals, Inc.	2,253,708	--	3,900,499	--	(146,915)	2,095,791	302,085
Allena Pharmaceuticals, Inc.	--	--	--	--	--	(5,559,784)	10,450,538
Allena Pharmaceuticals, Inc.	9,364,232	--	--	--	--	6,646,090	--
Arena Pharmaceuticals, Inc.	87,894,769	10,673,385	61,387,466	--	17,244,624	(4,356,900)	--
Atara Biotherapeutics, Inc.	76,813,457	--	37,017,613	--	11,132,254	(13,164,913)	--
Bellicum Pharmaceuticals, Inc.	11,972,188	--	5,622,249	--	(8,589,274)	4,667,244	--
BioXcel Therapeutics, Inc.	--	14,053,226	3,198,550	--	(1,600,981)	(2,119,937)	7,133,758
Chiasma, Inc.	2,407,613	1	--	--	--	4,147,308	6,554,922
Chiasma, Inc. warrants 12/16/24	80,670	--	--	--	--	385,801	--
Cidara Therapeutics, Inc.	978,200	--	4,484,874	--	(9,565,874)	1,028,205	--
Cidara Therapeutics, Inc.	7,147,466	--	--	--	--	4,896,877	--
Corbus Pharmaceuticals Holdings, Inc.	24,909,636	1,787,500	12,298,582	--	(4,575,686)	937,373	--
Corvus Pharmaceuticals, Inc.	8,827,067	7,671,846	8,446,097	--	(7,616,737)	3,656,412	--
Epizyme, Inc.	70,991,549	3,961,340	22,154,612	--	(11,766,627)	(4,251,870)	--
Fate Therapeutics, Inc.	31,591,720	1,012,520	19,613,364	--	9,463,765	(1,667,373)	--
Geron Corp.	35,032,769	14,228,556	45,851,102	--	(5,731,131)	25,004,709	22,683,801
Infinity Pharmaceuticals, Inc.	5,251,731	--	4,603,817	--	(3,357,697)	2,709,783	--
Karyopharm Therapeutics, Inc.	42,678,077	10,922,686	30,600,443	--	(19,539,076)	2,873,350	--
Kezar Life Sciences, Inc.	--	17,769,939	3,263,537	--	(22,296)	2,934,924	--
Krystal Biotech, Inc.	8,961,132	6,000,000	--	--	--	12,662,412	27,623,544
Kura Oncology, Inc.	53,806,464	--	6,553,703	--	(1,397,961)	(15,993,331)	29,861,469
Leap Therapeutics, Inc.	--	6,310,377	--	--	--	(4,998,848)	--
Macrogenics, Inc.	61,866,847	--	23,716,758	--	(9,180,492)	(4,522,977)	--
Melinta Therapeutics, Inc.	9,723,126	17,355,500	12,857,603	--	(80,165,318)	67,437,079	--
Minerva Neurosciences, Inc.	16,540,724	--	2,789,452	--	(1,071,728)	9,335,040	22,014,584
Miragen Therapeutics, Inc.	16,032,041	--	--	--	--	(7,943,804)	8,088,237
NeurogesX, Inc.	26	--	--	--	--	--	--
Ocular Therapeutix, Inc.	12,522,707	--	4,578,669	--	(5,817,221)	4,819,628	--
Scholar Rock Holding Corp.	15,394,824	--	--	--	--	(2,565,804)	--
Scholar Rock Holding Corp.	--	546,000	729,745	--	304,145	15,102,485	28,051,905
Seres Therapeutics, Inc.	9,770,180	--	--	--	--	(11,260,948)	14,224,512
Seres Therapeutics, Inc.	12,274,333	--	1	--	--	3,440,948	--
Stemline Therapeutics, Inc.	30,800,508	--	11,825,037	--	835,024	(9,765,288)	--
Vermillion, Inc.	5,391,860	--	2,594,052	--	(4,451,312)	1,653,504	--
Voyager Therapeutics, Inc.	65,380,114	--	25,331,480	--	4,521,424	(33,499,128)	--
Zafgen, Inc.	21,319,040	--	7,901,871	--	(23,188,768)	16,608,670	--
Total	$766,859,507	$137,292,865	$369,566,131	$--	$(157,875,928)	$64,645,750	$192,306,070

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$7,368,972,377	$7,148,783,106	$116,156,392	$104,032,879
Preferred Stocks	73,988,606	--	--	73,988,606
Money Market Funds	606,022,820	606,022,820	--	--
Total Investments in Securities:	$8,048,983,803	$7,754,805,926	$116,156,392	$178,021,485

The following is a reconciliation of Investments in Securities and Derivative Instruments for which Level 3 inputs were used in determining value:

Investments in Securities:
Common Stocks
Beginning Balance	$95,437,618
Total Realized Gain (Loss)	5,403,067
Total Unrealized Gain (Loss)	16,149,120
Cost of Purchases	58,744
Proceeds of Sales	(13,015,670)
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$104,032,879
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2019	$16,149,120
Preferred Stocks
Beginning Balance	$178,519,654
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	(48,106,176)
Cost of Purchases	--
Proceeds of Sales	(56,424,872)
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$73,988,606
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2019	$(16,508,600)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Biotechnology Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $541,230,024) — See accompanying schedule: Unaffiliated issuers (cost $4,804,962,575)	$7,250,654,913
Fidelity Central Funds (cost $605,985,043)	606,022,820
Other affiliated issuers (cost $224,628,533)	192,306,070
Total Investment in Securities (cost $5,635,576,151)		$8,048,983,803
Cash		6
Restricted cash		15,576
Receivable for investments sold		100,412,895
Receivable for fund shares sold		4,956,743
Dividends receivable		4,649,892
Distributions receivable from Fidelity Central Funds		324,980
Prepaid expenses		75,047
Other receivables		766,438
Total assets		8,160,185,380
Liabilities
Payable for investments purchased	$2,075,679
Payable for fund shares redeemed	5,886,416
Accrued management fee	3,299,597
Other affiliated payables	1,102,783
Other payables and accrued expenses	861,554
Collateral on securities loaned	563,237,200
Total liabilities		576,463,229
Net Assets		$7,583,722,151
Net Assets consist of:
Paid in capital		$4,932,329,219
Total distributable earnings (loss)		2,651,392,932
Net Assets, for 358,724,060 shares outstanding		$7,583,722,151
Net Asset Value, offering price and redemption price per share ($7,583,722,151 ÷ 358,724,060 shares)		$21.14

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$32,580,946
Income from Fidelity Central Funds (including $8,678,459 from security lending)		10,049,084
Total income		42,630,030
Expenses
Management fee	$44,133,435
Transfer agent fees	13,358,518
Accounting and security lending fees	1,328,991
Custodian fees and expenses	173,586
Independent trustees' fees and expenses	46,490
Registration fees	73,720
Audit	84,608
Legal	59,011
Miscellaneous	71,068
Total expenses before reductions	59,329,427
Expense reductions	(423,965)
Total expenses after reductions		58,905,462
Net investment income (loss)		(16,275,432)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	881,803,372
Fidelity Central Funds	14,522
Other affiliated issuers	(157,875,928)
Foreign currency transactions	40,799
Total net realized gain (loss)		723,982,765
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(852,850,279)
Fidelity Central Funds	(11,698)
Other affiliated issuers	67,211,554
Assets and liabilities in foreign currencies	(9,052)
Total change in net unrealized appreciation (depreciation)		(785,659,475)
Net gain (loss)		(61,676,710)
Net increase (decrease) in net assets resulting from operations		$(77,952,142)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(16,275,432)	$(22,746,925)
Net realized gain (loss)	723,982,765	639,341,344
Change in net unrealized appreciation (depreciation)	(785,659,475)	801,191,224
Net increase (decrease) in net assets resulting from operations	(77,952,142)	1,417,785,643
Distributions to shareholders	(723,235,576)	–
Distributions to shareholders from net realized gain	–	(123,724,434)
Total distributions	(723,235,576)	(123,724,434)
Share transactions
Proceeds from sales of shares	600,449,390	1,080,604,327
Reinvestment of distributions	680,697,509	117,018,605
Cost of shares redeemed	(1,837,003,918)	(3,124,598,001)
Net increase (decrease) in net assets resulting from share transactions	(555,857,019)	(1,926,975,069)
Total increase (decrease) in net assets	(1,357,044,737)	(632,913,860)
Net Assets
Beginning of period	8,940,766,888	9,573,680,748
End of period	$7,583,722,151	$8,940,766,888
Other Information
Accumulated net investment loss end of period		$(2,099,767)
Shares(a)
Sold	27,380,941	49,832,930
Issued in reinvestment of distributions	34,822,262	5,414,020
Redeemed	(84,784,313)	(145,064,750)
Net increase (decrease)	(22,581,110)	(89,817,800)

 (a) Share activity prior to August 10, 2018 has been adjusted to reflect the impact of the 10 for 1 share split that occurred on that date.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Biotechnology Portfolio

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share DataB
Net asset value, beginning of period	$23.45	$20.32	$16.20	$24.80	$22.15
Income from Investment Operations
Net investment income (loss)C	(.04)	(.05)	(.08)	(.10)	(.09)
Net realized and unrealized gain (loss)	(.29)D	3.49	4.80	(6.92)	5.12
Total from investment operations	(.33)	3.44	4.72	(7.02)	5.03
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(1.98)	(.31)	(.60)	(1.58)	(2.38)
Total distributions	(1.98)	(.31)	(.60)	(1.58)	(2.38)
Redemption fees added to paid in capitalC	–	–	–E	–E	–E
Net asset value, end of period	$21.14	$23.45	$20.32	$16.20	$24.80
Total ReturnF	(.46)%D	17.04%	29.67%	(30.35)%	24.21%
Ratios to Average Net AssetsG,H
Expenses before reductions	.72%	.74%	.75%	.73%	.74%
Expenses net of fee waivers, if any	.72%	.74%	.75%	.73%	.74%
Expenses net of all reductions	.72%	.73%	.74%	.73%	.74%
Net investment income (loss)	(.20)%	(.25)%	(.43)%	(.39)%	(.41)%
Supplemental Data
Net assets, end of period (000 omitted)	$7,583,722	$8,940,767	$9,573,681	$9,723,599	$13,277,052
Portfolio turnover rateI	37%	26%	28%	35%	61%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 C Calculated based on average shares outstanding during the period.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $0.01 per share. Excluding these litigation proceeds, the total return would have been (0.53) %.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Health Care Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Health Care Portfolio	13.30%	10.22%	20.59%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Health Care Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$65,030	Health Care Portfolio
$46,739	S&P 500® Index

Health Care Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Eddie Yoon:  For the fiscal year, the fund gained 13.30%, outpacing the 11.18% result of the MSCI U.S. IMI Health Care 25/50 Index, and well ahead of the broad-based S&P 500. The health care sector topped the broader equity market the past 12 months, as companies continued to benefit from strong demand for products amid positive secular trends, including an aging population. Companies and several industries here also were boosted by strong fundamentals, new innovations and accelerating growth. Versus the MSCI sector index, favorable security selection was the biggest contributor, especially choices in biotechnology. Stock picks and an overweighting in health care equipment also were helpful. I’ll also note that the fund's foreign holdings contributed overall, despite the drag of a broadly stronger U.S. dollar. Conversely, choices in pharmaceuticals were a significant relative detractor, while an underweighting in the group hurt to a much lesser extent. Not owning index component AbbVie boosted our relative result most. Shares of the biopharmaceutical company returned -29%, as investors became increasingly concerned about competition for its blockbuster drug for rheumatoid arthritis. A large position in medical device maker Boston Scientific (+47%) was another key contributor. Conversely, it hurt most to avoid index component and pharma giant Merck, as the stock gained about 55%, helped by the strong performance of and positive regulatory developments for its cancer drug. An overweighting in clinical-stage biopharma firm Nektar Therapeutics was another detractor, as shares of the company returned about -53%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Health Care Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
UnitedHealth Group, Inc.	8.1
Becton, Dickinson & Co.	7.4
Boston Scientific Corp.	6.9
Humana, Inc.	4.2
AstraZeneca PLC (United Kingdom)	4.2
Roche Holding AG (participation certificate)	4.1
Cigna Corp.	3.5
Vertex Pharmaceuticals, Inc.	3.4
Sarepta Therapeutics, Inc.	3.1
Alexion Pharmaceuticals, Inc.	3.0
47.9

Top Industries (% of fund's net assets)

As of February 28, 2019
Health Care Equipment & Supplies	28.6%
Biotechnology	25.9%
Health Care Providers & Services	25.7%
Pharmaceuticals	16.3%
Software	1.3%
All Others*	2.2%

* Includes short-term investments and net other assets (liabilities).

Health Care Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Biotechnology - 25.1%
Biotechnology - 25.1%
Abeona Therapeutics, Inc. (a)(b)	1,800,000	$12,636,000
Acceleron Pharma, Inc. (a)	800,000	35,232,000
Acorda Therapeutics, Inc. (a)	1,080,000	15,919,200
Alexion Pharmaceuticals, Inc. (a)	1,640,000	221,941,200
Allakos, Inc. (a)	280,000	11,188,800
Alnylam Pharmaceuticals, Inc. (a)	500,000	42,500,000
Amgen, Inc.	820,000	155,865,600
Amicus Therapeutics, Inc. (a)	1,900,000	22,990,000
AnaptysBio, Inc. (a)	552,350	38,040,345
Argenx SE ADR (a)	600,000	79,974,000
Array BioPharma, Inc. (a)	2,800,000	64,232,000
Ascendis Pharma A/S sponsored ADR (a)	690,000	50,245,800
Atara Biotherapeutics, Inc. (a)	1,000,000	35,810,000
BeiGene Ltd. ADR (a)	380,000	52,079,000
bluebird bio, Inc. (a)	280,000	43,461,600
Blueprint Medicines Corp. (a)	804,300	66,105,417
Cellectis SA sponsored ADR (a)	694,721	12,421,611
CytomX Therapeutics, Inc. (a)	476,960	5,351,491
FibroGen, Inc. (a)	900,000	52,020,000
GlycoMimetics, Inc. (a)	1,120,000	13,764,800
Gritstone Oncology, Inc.	324,100	4,167,926
Immunomedics, Inc. (a)(b)	2,300,000	36,248,000
Insmed, Inc. (a)(b)	2,600,000	77,090,000
Intercept Pharmaceuticals, Inc. (a)	350,000	34,909,000
La Jolla Pharmaceutical Co. (a)	500,000	2,850,000
Momenta Pharmaceuticals, Inc. (a)	482,313	6,795,790
Morphosys AG (a)	180,000	18,488,112
Morphosys AG sponsored ADR	199	5,120
Neurocrine Biosciences, Inc. (a)	1,000,000	77,250,000
Principia Biopharma, Inc.	112,306	3,977,879
Sage Therapeutics, Inc. (a)	71,253	11,347,040
Sarepta Therapeutics, Inc. (a)	1,600,000	230,784,000
Scholar Rock Holding Corp.	36,843	686,017
uniQure B.V. (a)	480,000	25,915,200
Vertex Pharmaceuticals, Inc. (a)	1,330,000	251,037,500
Viking Therapeutics, Inc. (a)(b)	1,200,000	10,092,000
Xencor, Inc. (a)	1,180,778	35,824,805
Zymeworks, Inc. (a)	676,765	10,232,687
		1,869,479,940
Diversified Consumer Services - 0.2%
Specialized Consumer Services - 0.2%
Carriage Services, Inc.	651,800	13,694,318
Health Care Equipment & Supplies - 28.5%
Health Care Equipment - 28.1%
Atricure, Inc. (a)	1,500,000	47,910,000
Becton, Dickinson & Co.	2,220,000	552,313,800
Boston Scientific Corp. (a)	12,800,000	513,536,000
Danaher Corp.	740,000	93,994,800
Genmark Diagnostics, Inc. (a)	2,500,000	19,225,000
Hologic, Inc. (a)	1,550,000	73,082,500
Insulet Corp. (a)	1,040,000	97,666,400
Integra LifeSciences Holdings Corp. (a)	1,000,000	55,090,000
Intuitive Surgical, Inc. (a)	284,000	155,521,240
Masimo Corp. (a)	600,000	78,768,000
Penumbra, Inc. (a)	600,000	80,202,000
Stryker Corp.	1,000,000	188,510,000
Teleflex, Inc.	212,000	61,446,080
Wright Medical Group NV (a)	2,500,000	78,275,000
		2,095,540,820
Health Care Supplies - 0.4%
Align Technology, Inc. (a)	120,000	31,076,400

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		2,126,617,220

Health Care Providers & Services - 25.4%
Health Care Distributors & Services - 1.5%
AmerisourceBergen Corp.	500,000	41,650,000
Covetrus, Inc. (a)	900,000	32,202,000
EBOS Group Ltd.	2,840,000	41,291,754
		115,143,754
Health Care Facilities - 2.7%
HCA Holdings, Inc.	1,450,000	201,608,000
Health Care Services - 4.0%
Cigna Corp.	1,475,000	257,299,000
G1 Therapeutics, Inc. (a)	900,000	16,614,000
Premier, Inc. (a)	600,000	21,948,000
		295,861,000
Managed Health Care - 17.2%
Centene Corp. (a)	800,000	48,712,000
Humana, Inc.	1,086,403	309,668,311
Molina Healthcare, Inc. (a)	675,000	90,875,250
Notre Dame Intermedica Participacoes SA	7,000,000	61,909,136
UnitedHealth Group, Inc.	2,500,000	605,549,999
Wellcare Health Plans, Inc. (a)	640,000	162,291,200
		1,279,005,896

TOTAL HEALTH CARE PROVIDERS & SERVICES		1,891,618,650

Health Care Technology - 0.8%
Health Care Technology - 0.8%
Castlight Health, Inc. (a)	1,875,650	5,983,324
Castlight Health, Inc. Class B (a)	3,400,000	10,846,000
Teladoc Health, Inc. (a)(b)	600,000	38,616,000
		55,445,324
Life Sciences Tools & Services - 0.6%
Life Sciences Tools & Services - 0.6%
Lonza Group AG	170,000	47,267,171
Pharmaceuticals - 16.1%
Pharmaceuticals - 16.1%
Allergan PLC	540,000	74,363,400
Amneal Pharmaceuticals, Inc. (c)	1,621,622	21,940,546
AstraZeneca PLC (United Kingdom)	3,800,000	309,413,579
Bristol-Myers Squibb Co.	2,200,000	113,652,000
Dechra Pharmaceuticals PLC	1,700,000	55,738,532
Eli Lilly & Co. (b)	690,000	87,140,100
Mylan NV (a)	320,000	8,444,800
MyoKardia, Inc. (a)	368,449	16,524,938
Nektar Therapeutics (a)	1,500,000	60,810,000
Recordati SpA	620,000	23,321,592
Roche Holding AG (participation certificate)	1,100,000	305,276,701
RPI International Holdings LP (a)(c)(d)	199,753	30,985,685
The Medicines Company (a)(b)	1,140,300	28,131,201
Theravance Biopharma, Inc. (a)(b)	1,292,500	31,368,975
Zogenix, Inc. (a)	634,896	33,478,066
		1,200,590,115
Software - 1.0%
Application Software - 1.0%
Benefitfocus, Inc. (a)(b)	1,500,000	73,680,000
TOTAL COMMON STOCKS
(Cost $5,205,303,141)		7,278,392,738

Convertible Preferred Stocks - 1.7%
Biotechnology - 0.8%
Biotechnology - 0.8%
10X Genomics, Inc.:
Series C (a)(c)(d)	2,958,778	37,665,244
Series D (c)(d)	60,000	763,800
BioNTech AG Series A (a)(c)(d)	78,748	22,738,726
Generation Bio Series B (c)(d)	130,800	1,188,972
		62,356,742
Health Care Equipment & Supplies - 0.1%
Health Care Equipment - 0.1%
Shockwave Medical, Inc. Series C (a)(c)	608,679	9,312,789
Health Care Providers & Services - 0.3%
Health Care Services - 0.3%
1Life Healthcare, Inc. Series G (a)(c)(d)	1,639,892	20,383,858
Pharmaceuticals - 0.2%
Pharmaceuticals - 0.2%
Harmony Biosciences II, Inc. Series A (a)(c)(d)	10,935,215	10,935,215
Software - 0.3%
Application Software - 0.3%
Outset Medical, Inc. Series B (a)(c)(d)	8,159,125	25,374,879
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $80,002,165)		128,363,483

Money Market Funds - 2.4%
Fidelity Cash Central Fund, 2.44% (e)	70,443,669	70,457,757
Fidelity Securities Lending Cash Central Fund 2.45% (e)(f)	110,870,535	110,881,622
TOTAL MONEY MARKET FUNDS
(Cost $181,336,684)		181,339,379
TOTAL INVESTMENT IN SECURITIES - 101.8%
(Cost $5,466,641,990)		7,588,095,600
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(137,388,501)
NET ASSETS - 100%		$7,450,707,099

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $181,289,714 or 2.4% of net assets.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
10X Genomics, Inc. Series C	2/23/16 - 4/3/17	$13,250,000
10X Genomics, Inc. Series D	4/10/18	$574,200
1Life Healthcare, Inc. Series G	4/10/14	$10,800,001
Amneal Pharmaceuticals, Inc.	5/4/18	$29,594,602
BioNTech AG Series A	12/29/17	$17,246,491
Generation Bio Series B	2/21/18	$1,196,258
Harmony Biosciences II, Inc. Series A	9/22/17	$10,935,215
Outset Medical, Inc. Series B	5/5/15	$18,500,000
RPI International Holdings LP	5/21/15 - 3/23/16	$26,504,031
Shockwave Medical, Inc. Series C	9/27/17	$7,500,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,314,450
Fidelity Securities Lending Cash Central Fund	1,034,553
Total	$2,349,003

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Benefitfocus, Inc.	$43,414,800	$7,941,024	$14,927,344	$--	$(985,744)	$38,237,264	$--
Total	$43,414,800	$7,941,024	$14,927,344	$--	$(985,744)	$38,237,264	$--

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$7,278,392,738	$6,942,130,352	$305,276,701	$30,985,685
Convertible Preferred Stocks	128,363,483	--	9,312,789	119,050,694
Money Market Funds	181,339,379	181,339,379	--	--
Total Investments in Securities:	$7,588,095,600	$7,123,469,731	$314,589,490	$150,036,379

The following is a reconciliation of Investments in Securities and Derivative Instruments for which Level 3 inputs were used in determining value:

Investments in Securities:
Convertible Preferred Stocks
Beginning Balance	$85,231,129
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	40,745,365
Cost of Purchases	574,200
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	(7,500,000)
Ending Balance	$119,050,694
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2019	$40,745,365
Other Investments in Securities
Beginning Balance	$28,424,852
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	2,560,833
Cost of Purchases	--
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$30,985,685
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2019	$2,560,833

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.3%
United Kingdom	4.9%
Switzerland	4.7%
Netherlands	2.5%
Cayman Islands	1.5%
Ireland	1.0%
Others (Individually Less Than 1%)	3.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Health Care Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $104,026,489) — See accompanying schedule: Unaffiliated issuers (cost $5,285,305,306)	$7,406,756,221
Fidelity Central Funds (cost $181,336,684)	181,339,379
Total Investment in Securities (cost $5,466,641,990)		$7,588,095,600
Cash		35,530
Receivable for investments sold		27,516,216
Receivable for fund shares sold		4,783,234
Dividends receivable		12,051,840
Distributions receivable from Fidelity Central Funds		78,842
Prepaid expenses		58,190
Other receivables		541,494
Total assets		7,633,160,946
Liabilities
Payable for investments purchased	$59,829,065
Payable for fund shares redeemed	6,806,452
Accrued management fee	3,353,755
Other affiliated payables	989,814
Other payables and accrued expenses	613,114
Collateral on securities loaned	110,861,647
Total liabilities		182,453,847
Net Assets		$7,450,707,099
Net Assets consist of:
Paid in capital		$5,429,429,426
Total distributable earnings (loss)		2,021,277,673
Net Assets, for 304,338,221 shares outstanding		$7,450,707,099
Net Asset Value, offering price and redemption price per share ($7,450,707,099 ÷ 304,338,221 shares)		$24.48

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$55,494,197
Income from Fidelity Central Funds (including $1,034,553 from security lending)		2,349,003
Total income		57,843,200
Expenses
Management fee	$38,731,470
Transfer agent fees	10,708,416
Accounting and security lending fees	1,199,431
Custodian fees and expenses	221,605
Independent trustees' fees and expenses	39,659
Registration fees	155,318
Audit	52,838
Legal	40,051
Interest	524
Miscellaneous	55,745
Total expenses before reductions	51,205,057
Expense reductions	(462,336)
Total expenses after reductions		50,742,721
Net investment income (loss)		7,100,479
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	325,133,555
Redemptions in-kind with affiliated entities	233,538,287
Fidelity Central Funds	9,756
Other affiliated issuers	(985,744)
Foreign currency transactions	(335,016)
Total net realized gain (loss)		557,360,838
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	237,993,248
Fidelity Central Funds	(1,689)
Other affiliated issuers	38,237,264
Assets and liabilities in foreign currencies	(59,066)
Total change in net unrealized appreciation (depreciation)		276,169,757
Net gain (loss)		833,530,595
Net increase (decrease) in net assets resulting from operations		$840,631,074

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,100,479	$15,688,493
Net realized gain (loss)	557,360,838	477,734,418
Change in net unrealized appreciation (depreciation)	276,169,757	472,747,918
Net increase (decrease) in net assets resulting from operations	840,631,074	966,170,829
Distributions to shareholders	(587,162,015)	–
Distributions to shareholders from net investment income	–	(11,041,879)
Distributions to shareholders from net realized gain	–	(148,657,217)
Total distributions	(587,162,015)	(159,699,096)
Share transactions
Proceeds from sales of shares	1,445,029,108	830,480,092
Reinvestment of distributions	550,453,790	150,559,655
Cost of shares redeemed	(1,721,649,295)	(1,492,988,701)
Net increase (decrease) in net assets resulting from share transactions	273,833,603	(511,948,954)
Total increase (decrease) in net assets	527,302,662	294,522,779
Net Assets
Beginning of period	6,923,404,437	6,628,881,658
End of period	$7,450,707,099	$6,923,404,437
Other Information
Undistributed net investment income end of period		$4,015,387
Shares(a)
Sold	58,505,582	36,864,240
Issued in reinvestment of distributions	24,271,579	6,703,760
Redeemed	(72,356,020)	(66,953,880)
Net increase (decrease)	10,421,141	(23,385,880)

 (a) Share activity prior to August 10, 2018 has been adjusted to reflect the impact of the 10 for 1 share split that occurred on that date.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Health Care Portfolio

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share DataB
Net asset value, beginning of period	$23.56	$20.89	$18.05	$23.64	$21.69
Income from Investment Operations
Net investment income (loss)C	.02	.05	.02	(.01)	(.04)
Net realized and unrealized gain (loss)	2.90	3.17	2.93	(3.16)	5.00
Total from investment operations	2.92	3.22	2.95	(3.17)	4.96
Distributions from net investment income	(.03)	(.04)	(.02)	–	–
Distributions from net realized gain	(1.97)	(.51)	(.09)	(2.42)	(3.01)
Total distributions	(2.00)	(.55)	(.11)	(2.42)	(3.01)
Redemption fees added to paid in capitalC	–	–	–D	–D	–D
Net asset value, end of period	$24.48	$23.56	$20.89	$18.05	$23.64
Total ReturnE	13.30%	15.49%	16.43%	(14.90)%	25.44%
Ratios to Average Net AssetsF,G
Expenses before reductions	.71%	.73%	.74%	.73%	.74%
Expenses net of fee waivers, if any	.71%	.73%	.73%	.73%	.74%
Expenses net of all reductions	.71%	.72%	.73%	.72%	.74%
Net investment income (loss)	.10%	.23%	.12%	(.03)%	(.18)%
Supplemental Data
Net assets, end of period (000 omitted)	$7,450,707	$6,923,404	$6,628,882	$7,439,085	$9,831,808
Portfolio turnover rateH	60%I	75%	49%I	76%	98%I

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Health Care Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Health Care Services Portfolio	9.61%	12.79%	19.75%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Health Care Services Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$60,657	Health Care Services Portfolio
$46,739	S&P 500® Index

Health Care Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Justin Segalini:  For the fiscal year, the fund gained 9.61%, outpacing the 5.90% advance of the MSCI U.S. IMI Health Care Providers 25/50 Index, and well ahead of the broad-based S&P 500®. The industry was boosted by strong earnings growth and positive earnings-estimate revisions for managed care providers, as well as consolidation within the industry. Versus the MSCI industry index, the fund’s outperformance was driven by investment choices within the managed health care group – the fund's largest area of investment, at 53% of assets, on average. Security selection and an underweighting in health care distributors also contributed, as did non-index picks among health care technology firms. Managed care provider Molina Healthcare (+86%) was by far the fund's leading individual contributor and one of its largest holdings. The company's continued efforts to turn around its business – including reducing debt and improving efficiency – resulted in second- and third-quarter financial results that substantially exceeded market expectations. Another big contributor was our out-of-index stake in Teladoc Health (+59%), which enables patients to engage in clinical interaction via the phone, video chat or web applications. Conversely, the fund’s underexposure to managed care provider and major index component Anthem (+29%) detracted most as the stock jumped in January following better-than-anticipated fourth-quarter results and 2019 guidance that included expectations of profitability. Lastly, shares of Diplomat Pharmacy (-69%) – the largest independent provider of specialty pharmacy services in the country – suffered after the company reported disappointing third-quarter revenue and earnings results in November.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Health Care Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
UnitedHealth Group, Inc.	22.9
CVS Health Corp.	9.4
Cigna Corp.	8.5
Humana, Inc.	8.2
HCA Holdings, Inc.	5.0
AmerisourceBergen Corp.	5.0
Anthem, Inc.	5.0
Wellcare Health Plans, Inc.	4.8
Centene Corp.	4.7
Molina Healthcare, Inc.	4.1
77.6

Top Industries (% of fund's net assets)

As of February 28, 2019
Health Care Providers & Services	96.8%
Health Care Technology	1.1%
Diversified Consumer Services	0.7%
Insurance	0.7%
Professional Services	0.3%
All Others*	0.4%

* Includes short-term investments and net other assets (liabilities).

Health Care Services Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
Diversified Consumer Services - 0.7%
Specialized Consumer Services - 0.7%
Service Corp. International	209,400	$8,656,596
Health Care Providers & Services - 96.8%
Health Care Distributors & Services - 8.3%
AmerisourceBergen Corp.	814,100	67,814,530
Covetrus, Inc. (a)	225,600	8,071,968
McKesson Corp.	280,565	35,676,645
		111,563,143
Health Care Facilities - 9.2%
Brookdale Senior Living, Inc. (a)	1,813,500	12,259,260
Encompass Health Corp.	57,600	3,636,864
HCA Holdings, Inc.	488,600	67,934,944
Surgery Partners, Inc. (a)(b)	534,500	6,691,940
U.S. Physical Therapy, Inc.	76,400	8,422,336
Universal Health Services, Inc. Class B	182,200	25,294,826
		124,240,170
Health Care Services - 28.3%
1Life Healthcare, Inc. (a)(c)(d)	810,794	10,078,169
Amedisys, Inc. (a)	150,000	18,645,000
Chemed Corp.	70,700	23,295,650
Cigna Corp.	655,872	114,410,312
CVS Health Corp.	2,187,200	126,485,776
DaVita HealthCare Partners, Inc. (a)	537,150	30,563,835
Diplomat Pharmacy, Inc. (a)	687,366	4,433,511
LHC Group, Inc. (a)	264,444	29,006,862
Quest Diagnostics, Inc.	271,200	23,472,360
		380,391,475
Managed Health Care - 51.0%
Anthem, Inc.	222,402	66,882,953
Centene Corp. (a)	1,039,100	63,270,799
Humana, Inc.	385,900	109,996,936
Molina Healthcare, Inc. (a)	412,700	55,561,801
Notre Dame Intermedica Participacoes SA	1,910,800	16,899,425
UnitedHealth Group, Inc.	1,269,750	307,558,846
Wellcare Health Plans, Inc. (a)	252,960	64,145,597
		684,316,357

TOTAL HEALTH CARE PROVIDERS & SERVICES		1,300,511,145

Health Care Technology - 1.1%
Health Care Technology - 1.1%
Teladoc Health, Inc. (a)(b)	226,929	14,605,150
Insurance - 0.7%
Insurance Brokers - 0.7%
eHealth, Inc. (a)	187,100	9,993,011
Professional Services - 0.3%
Human Resource & Employment Services - 0.3%
WageWorks, Inc. (a)	118,000	3,882,200
Software - 0.3%
Application Software - 0.3%
Benefitfocus, Inc. (a)	90,500	4,445,360
TOTAL COMMON STOCKS
(Cost $1,034,054,833)		1,342,093,462

Money Market Funds - 1.4%
Fidelity Cash Central Fund, 2.44% (e)	409,570	409,652
Fidelity Securities Lending Cash Central Fund 2.45% (e)(f)	17,600,416	17,602,176
TOTAL MONEY MARKET FUNDS
(Cost $18,011,828)		18,011,828
TOTAL INVESTMENT IN SECURITIES - 101.3%
(Cost $1,052,066,661)		1,360,105,290
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(17,035,336)
NET ASSETS - 100%		$1,343,069,954

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $10,078,169 or 0.8% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
1Life Healthcare, Inc.	10/24/18	$10,078,169

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$394,658
Fidelity Securities Lending Cash Central Fund	153,572
Total	$548,230

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,342,093,462	$1,332,015,293	$--	$10,078,169
Money Market Funds	18,011,828	18,011,828	--	--
Total Investments in Securities:	$1,360,105,290	$1,350,027,121	$--	$10,078,169

See accompanying notes which are an integral part of the financial statements.

Health Care Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $16,314,994) — See accompanying schedule: Unaffiliated issuers (cost $1,034,054,833)	$1,342,093,462
Fidelity Central Funds (cost $18,011,828)	18,011,828
Total Investment in Securities (cost $1,052,066,661)		$1,360,105,290
Receivable for investments sold		16,664,481
Receivable for fund shares sold		2,612,134
Dividends receivable		657,292
Distributions receivable from Fidelity Central Funds		54,568
Prepaid expenses		7,008
Other receivables		58,966
Total assets		1,380,159,739
Liabilities
Payable for fund shares redeemed	$18,503,966
Accrued management fee	660,468
Other affiliated payables	229,659
Other payables and accrued expenses	94,420
Collateral on securities loaned	17,601,272
Total liabilities		37,089,785
Net Assets		$1,343,069,954
Net Assets consist of:
Paid in capital		$1,070,241,051
Total distributable earnings (loss)		272,828,903
Net Assets, for 15,043,801 shares outstanding		$1,343,069,954
Net Asset Value, offering price and redemption price per share ($1,343,069,954 ÷ 15,043,801 shares)		$89.28

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$8,992,102
Income from Fidelity Central Funds (including $153,572 from security lending)		548,230
Total income		9,540,332
Expenses
Management fee	$5,789,971
Transfer agent fees	1,739,672
Accounting and security lending fees	356,677
Custodian fees and expenses	17,622
Independent trustees' fees and expenses	5,612
Registration fees	135,442
Audit	41,488
Legal	4,969
Interest	8,415
Miscellaneous	7,078
Total expenses before reductions	8,106,946
Expense reductions	(35,282)
Total expenses after reductions		8,071,664
Net investment income (loss)		1,468,668
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	62,014,532
Fidelity Central Funds	2,519
Foreign currency transactions	53,865
Total net realized gain (loss)		62,070,916
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(28,935,592)
Assets and liabilities in foreign currencies	(573)
Total change in net unrealized appreciation (depreciation)		(28,936,165)
Net gain (loss)		33,134,751
Net increase (decrease) in net assets resulting from operations		$34,603,419

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,468,668	$998,456
Net realized gain (loss)	62,070,916	117,943,750
Change in net unrealized appreciation (depreciation)	(28,936,165)	1,356,212
Net increase (decrease) in net assets resulting from operations	34,603,419	120,298,418
Distributions to shareholders	(130,842,102)	–
Distributions to shareholders from net investment income	–	(817,273)
Distributions to shareholders from net realized gain	–	(99,374,269)
Total distributions	(130,842,102)	(100,191,542)
Share transactions
Proceeds from sales of shares	924,676,252	183,784,680
Reinvestment of distributions	124,342,856	94,963,099
Cost of shares redeemed	(439,402,544)	(229,288,607)
Net increase (decrease) in net assets resulting from share transactions	609,616,564	49,459,172
Redemption fees	–	18,350
Total increase (decrease) in net assets	513,377,881	69,584,398
Net Assets
Beginning of period	829,692,073	760,107,675
End of period	$1,343,069,954	$829,692,073
Other Information
Accumulated net investment loss end of period		$(251,495)
Shares
Sold	9,355,084	1,992,122
Issued in reinvestment of distributions	1,381,139	1,078,902
Redeemed	(4,690,557)	(2,525,002)
Net increase (decrease)	6,045,666	546,022

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Health Care Services Portfolio

Years ended February 28,	2019	2018	2017	2016A	2015
Selected Per–Share Data
Net asset value, beginning of period	$92.21	$89.93	$78.59	$87.26	$75.55
Income from Investment Operations
Net investment income (loss)B	.13	.11	.12	(.03)	(.09)
Net realized and unrealized gain (loss)	8.27	14.23	15.03	(5.21)	19.25
Total from investment operations	8.40	14.34	15.15	(5.24)	19.16
Distributions from net investment income	(.10)	(.10)	(.13)	(.02)	–
Distributions from net realized gain	(11.23)	(11.96)	(3.68)	(3.41)	(7.45)
Total distributions	(11.33)	(12.06)	(3.81)	(3.43)	(7.45)
Redemption fees added to paid in capitalB	–	–C	–C	–C	–C
Net asset value, end of period	$89.28	$92.21	$89.93	$78.59	$87.26
Total ReturnD	9.61%	17.03%	19.71%	(6.30)%	26.88%
Ratios to Average Net AssetsE,F
Expenses before reductions	.76%	.77%	.78%	.77%	.79%
Expenses net of fee waivers, if any	.76%	.77%	.78%	.77%	.79%
Expenses net of all reductions	.76%	.76%	.78%	.77%	.79%
Net investment income (loss)	.14%	.12%	.15%	(.03)%	(.12)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,343,070	$829,692	$760,108	$837,518	$878,416
Portfolio turnover rateG	60%	65%	26%	39%	44%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Medical Technology and Devices Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Medical Technology and Devices Portfolio	23.85%	17.94%	19.84%

 Prior to January 1, 2018, the fund was named Medical Equipment and Systems Portfolio, and the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Medical Technology and Devices Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$61,089	Medical Technology and Devices Portfolio
$46,739	S&P 500® Index

Medical Technology and Devices Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Eddie Yoon:  For the fiscal year, the fund gained 23.85%, outpacing the 22.17% advance of the MSCI U.S. IMI Custom Health Care Technology and Equipment 25/50 Linked Index, and well ahead of the broad-based S&P 500®. The industry far exceeded the U.S. stock market as a whole the past 12 months, benefiting from solid corporate fundamentals, largely driven by strong employment and health care utilization trends globally. Innovation remained a key driver in establishing new product cycles, while rising demand for products and services also supported the industry. Versus the MSCI sector index, favorable security selection drove the fund's outperformance, especially picks in the health care equipment segment. Choices in health care technology also boosted relative performance to a lesser extent. Among individual stocks, device maker Boston Scientific (+47%) was by far the fund’s leading contributor and one of our largest positions at period end. The stock rose as the market gained confidence in the firm’s emerging pipeline of new medical devices across its many business units. Shares of Dexcom (+148%), a market leader in continuous glucose-monitoring sensors, surged in August after the firm reported better-than-expected second-quarter financial results. Conversely, underweighting index heavyweight Abbott Laboratories was the fund's largest relative detractor as the stock gained 31% during the fiscal year due to investor excitement about the prospects for accelerating organic growth driven by strong product cycles from its St. Jude Medical acquisition, as well as the FreeStyle Libre launch for diabetes. Another laggard within the portfolio was its largest holding and material overweight in Becton Dickinson, a global supplier of syringes and other widely used medical devices that was up 14% the past 12 months.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Medical Technology and Devices Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
Becton, Dickinson & Co.	12.1
Boston Scientific Corp.	10.3
Thermo Fisher Scientific, Inc.	6.5
Stryker Corp.	6.3
Medtronic PLC	5.3
Intuitive Surgical, Inc.	5.2
Danaher Corp.	4.1
Abbott Laboratories	3.2
Hologic, Inc.	3.2
Teleflex, Inc.	3.1
59.3

Top Industries (% of fund's net assets)

As of February 28, 2019
Health Care Equipment & Supplies	73.9%
Life Sciences Tools & Services	11.9%
Health Care Providers & Services	8.5%
Biotechnology	1.9%
Health Care Technology	1.5%
All Others*	2.3%

* Includes short-term investments and net other assets (liabilities).

Medical Technology and Devices Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
Biotechnology - 1.8%
Biotechnology - 1.8%
Calyxt, Inc. (a)	673,358	$10,793,929
Natera, Inc. (a)	1,440,000	22,809,600
Polarityte, Inc. (a)(b)(c)	1,200,000	14,532,000
Sarepta Therapeutics, Inc. (a)	500,000	72,120,000
		120,255,529
Health Care Equipment & Supplies - 73.8%
Health Care Equipment - 70.2%
Abbott Laboratories	2,800,000	217,336,000
Atricure, Inc. (a)(c)	2,080,000	66,435,200
Baxter International, Inc.	500,000	37,365,000
Becton, Dickinson & Co.	3,300,000	821,006,999
Boston Scientific Corp. (a)	17,450,000	700,094,000
Danaher Corp.	2,200,000	279,444,000
DexCom, Inc. (a)	190,000	26,472,700
Edwards Lifesciences Corp. (a)	260,000	44,015,400
Fisher & Paykel Healthcare Corp.	5,000,000	50,053,500
Genmark Diagnostics, Inc. (a)	2,100,000	16,149,000
Hologic, Inc. (a)	4,550,000	214,532,500
IDEXX Laboratories, Inc. (a)	200,000	42,206,000
Insulet Corp. (a)(b)	1,250,000	117,387,500
Integra LifeSciences Holdings Corp. (a)	1,420,000	78,227,800
Intuitive Surgical, Inc. (a)	640,000	350,470,400
LivaNova PLC (a)	540,000	50,328,000
Masimo Corp. (a)	1,330,000	174,602,400
Medtronic PLC	4,000,000	362,000,000
Nakanishi, Inc.	1,000,000	17,871,081
Penumbra, Inc. (a)	917,232	122,606,401
ResMed, Inc.	800,000	81,944,000
Smith & Nephew PLC sponsored ADR (b)	1,140,000	44,049,600
Steris PLC	360,000	43,545,600
Stryker Corp.	2,250,000	424,147,500
Teleflex, Inc.	720,000	208,684,800
Varian Medical Systems, Inc. (a)	340,000	45,682,400
Wright Medical Group NV (a)	4,000,000	125,240,000
		4,761,897,781
Health Care Supplies - 3.6%
Align Technology, Inc. (a)	430,000	111,357,100
ICU Medical, Inc. (a)	320,000	78,643,200
Nanosonics Ltd. (a)(b)(c)	19,600,000	57,698,529
		247,698,829

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		5,009,596,610

Health Care Providers & Services - 8.4%
Health Care Distributors & Services - 0.5%
Covetrus, Inc. (a)	900,000	32,202,000
Health Care Facilities - 1.5%
HCA Holdings, Inc.	750,000	104,280,000
Health Care Services - 1.2%
1Life Healthcare, Inc. (a)(d)(e)	606,058	7,533,301
Cigna Corp.	425,000	74,137,000
		81,670,301
Managed Health Care - 5.2%
Humana, Inc.	550,000	156,772,000
UnitedHealth Group, Inc.	800,000	193,776,000
		350,548,000

TOTAL HEALTH CARE PROVIDERS & SERVICES		568,700,301

Health Care Technology - 1.5%
Health Care Technology - 1.5%
Castlight Health, Inc. (a)	999,300	3,187,767
Castlight Health, Inc. Class B (a)	3,000,000	9,570,000
HTG Molecular Diagnostics (a)(b)(c)	2,392,976	6,580,684
Teladoc Health, Inc. (a)(b)	770,000	49,557,200
Veeva Systems, Inc. Class A (a)	260,000	30,656,600
		99,552,251
Insurance - 0.3%
Insurance Brokers - 0.3%
eHealth, Inc. (a)	360,000	19,227,600
Life Sciences Tools & Services - 11.9%
Life Sciences Tools & Services - 11.9%
Agilent Technologies, Inc.	800,000	63,552,000
Bruker Corp.	2,000,000	76,420,000
Lonza Group AG	372,899	103,681,652
PerkinElmer, Inc.	1,000,000	94,160,000
Sartorius Stedim Biotech	240,000	28,254,258
Thermo Fisher Scientific, Inc.	1,700,000	441,269,000
		807,336,910
Pharmaceuticals - 0.2%
Pharmaceuticals - 0.2%
Nektar Therapeutics (a)	400,000	16,216,000
Software - 0.9%
Application Software - 0.9%
Benefitfocus, Inc. (a)(b)	1,290,000	63,364,800
TOTAL COMMON STOCKS
(Cost $4,959,066,512)		6,704,250,001

Convertible Preferred Stocks - 0.5%
Biotechnology - 0.1%
Biotechnology - 0.1%
10X Genomics, Inc. Series D1 (d)(e)	392,772	4,999,988
Health Care Equipment & Supplies - 0.1%
Health Care Equipment - 0.1%
Shockwave Medical, Inc. Series C (a)(e)	608,679	9,312,789
Health Care Providers & Services - 0.1%
Health Care Services - 0.1%
1Life Healthcare, Inc. Series G (a)(d)(e)	455,526	5,662,188
Software - 0.2%
Application Software - 0.2%
Outset Medical, Inc.:
Series B (a)(d)(e)	3,307,754	10,287,115
Series D (d)(e)	1,607,717	5,000,000
		15,287,115
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $27,999,992)		35,262,080

Money Market Funds - 4.8%
Fidelity Cash Central Fund, 2.44% (f)	179,279,196	179,315,052
Fidelity Securities Lending Cash Central Fund 2.45% (f)(g)	149,343,607	149,358,541
TOTAL MONEY MARKET FUNDS
(Cost $328,671,273)		328,673,593
TOTAL INVESTMENT IN SECURITIES - 104.1%
(Cost $5,315,737,777)		7,068,185,674
NET OTHER ASSETS (LIABILITIES) - (4.1)%		(280,540,789)
NET ASSETS - 100%		$6,787,644,885

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Level 3 security

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $42,795,381 or 0.6% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
10X Genomics, Inc. Series D1	10/18/18	$4,999,988
1Life Healthcare, Inc.	9/28/18	$7,533,301
1Life Healthcare, Inc. Series G	4/10/14	$3,000,003
Outset Medical, Inc. Series B	5/5/15 - 6/5/15	$7,500,001
Outset Medical, Inc. Series D	8/20/18	$5,000,000
Shockwave Medical, Inc. Series C	9/27/17	$7,500,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,210,712
Fidelity Securities Lending Cash Central Fund	1,644,243
Total	$2,854,955

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Atricure, Inc.	$34,668,540	$3,216,066	$--	$--	$--	$28,550,594	$66,435,200
HTG Molecular Diagnostics	10,983,760	--	--	--	--	(4,403,076)	6,580,684
Nanosonics Ltd.	20,912,757	20,828,768	--	--	--	15,957,004	57,698,529
Polarityte, Inc.	--	20,921,356	--	--	--	(6,389,356)	14,532,000
Total	$66,565,057	$44,966,190	$--	$--	$--	$33,715,166	$145,246,413

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$6,704,250,001	$6,696,716,700	$--	$7,533,301
Convertible Preferred Stocks	35,262,080	--	9,312,789	25,949,291
Money Market Funds	328,673,593	328,673,593	--	--
Total Investments in Securities:	$7,068,185,674	$7,025,390,293	$9,312,789	$33,482,592

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.2%
Ireland	5.3%
United Kingdom	2.0%
Netherlands	1.8%
Switzerland	1.5%
Others (Individually Less Than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Medical Technology and Devices Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $142,433,741) — See accompanying schedule: Unaffiliated issuers (cost $4,875,054,948)	$6,594,265,668
Fidelity Central Funds (cost $328,671,273)	328,673,593
Other affiliated issuers (cost $112,011,556)	145,246,413
Total Investment in Securities (cost $5,315,737,777)		$7,068,185,674
Foreign currency held at value (cost $3,836,912)		3,836,912
Receivable for investments sold		2,949,243
Receivable for fund shares sold		13,410,783
Dividends receivable		1,224,653
Distributions receivable from Fidelity Central Funds		493,101
Prepaid expenses		34,875
Other receivables		182,328
Total assets		7,090,317,569
Liabilities
Payable for investments purchased	$139,975,880
Payable for fund shares redeemed	9,233,318
Accrued management fee	2,971,915
Other affiliated payables	925,040
Other payables and accrued expenses	221,258
Collateral on securities loaned	149,345,273
Total liabilities		302,672,684
Net Assets		$6,787,644,885
Net Assets consist of:
Paid in capital		$5,055,528,830
Total distributable earnings (loss)		1,732,116,055
Net Assets, for 128,267,631 shares outstanding		$6,787,644,885
Net Asset Value, offering price and redemption price per share ($6,787,644,885 ÷ 128,267,631 shares)		$52.92

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$32,379,202
Income from Fidelity Central Funds (including $1,644,243 from security lending)		2,854,955
Total income		35,234,157
Expenses
Management fee	$28,969,901
Transfer agent fees	8,724,085
Accounting and security lending fees	1,113,691
Custodian fees and expenses	93,311
Independent trustees' fees and expenses	28,463
Registration fees	295,540
Audit	43,366
Legal	26,045
Interest	1,554
Miscellaneous	35,628
Total expenses before reductions	39,331,584
Expense reductions	(220,147)
Total expenses after reductions		39,111,437
Net investment income (loss)		(3,877,280)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	196,888,966
Fidelity Central Funds	(1,340)
Foreign currency transactions	(23,232)
Total net realized gain (loss)		196,864,394
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	811,080,048
Fidelity Central Funds	2,320
Other affiliated issuers	33,715,166
Assets and liabilities in foreign currencies	(11,755)
Total change in net unrealized appreciation (depreciation)		844,785,779
Net gain (loss)		1,041,650,173
Net increase (decrease) in net assets resulting from operations		$1,037,772,893

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(3,877,280)	$4,308,032
Net realized gain (loss)	196,864,394	430,133,960
Change in net unrealized appreciation (depreciation)	844,785,779	177,625,912
Net increase (decrease) in net assets resulting from operations	1,037,772,893	612,067,904
Distributions to shareholders	(356,492,522)	–
Distributions to shareholders from net investment income	–	(6,689,760)
Distributions to shareholders from net realized gain	–	(221,756,409)
Total distributions	(356,492,522)	(228,446,169)
Share transactions
Proceeds from sales of shares	3,069,361,368	1,701,778,731
Reinvestment of distributions	339,089,973	218,219,113
Cost of shares redeemed	(1,366,012,756)	(1,374,069,760)
Net increase (decrease) in net assets resulting from share transactions	2,042,438,585	545,928,084
Total increase (decrease) in net assets	2,723,718,956	929,549,819
Net Assets
Beginning of period	4,063,925,929	3,134,376,110
End of period	$6,787,644,885	$4,063,925,929
Other Information
Distributions in excess of net investment income end of period		$(2,470,902)
Shares
Sold	60,281,432	37,902,629
Issued in reinvestment of distributions	7,362,903	4,910,884
Redeemed	(27,541,203)	(30,209,252)
Net increase (decrease)	40,103,132	12,604,261

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Medical Technology and Devices Portfolio

Years ended February 28,	2019	2018	2017	2016A	2015
Selected Per–Share Data
Net asset value, beginning of period	$46.09	$41.48	$33.75	$41.90	$38.03
Income from Investment Operations
Net investment income (loss)B	(.04)	.05	.01	(.03)	.04
Net realized and unrealized gain (loss)	10.40	7.31	9.87	(2.25)	9.86
Total from investment operations	10.36	7.36	9.88	(2.28)	9.90
Distributions from net investment income	–	(.08)	–	(.01)	(.05)
Distributions from net realized gain	(3.53)	(2.67)	(2.15)	(5.86)	(5.98)
Total distributions	(3.53)	(2.75)	(2.15)	(5.87)	(6.03)
Redemption fees added to paid in capitalB	–	–	–C	–C	–C
Net asset value, end of period	$52.92	$46.09	$41.48	$33.75	$41.90
Total ReturnD	23.85%	18.01%	30.13%	(6.63)%	28.52%
Ratios to Average Net AssetsE,F
Expenses before reductions	.73%	.76%	.76%	.76%	.77%
Expenses net of fee waivers, if any	.73%	.76%	.76%	.76%	.77%
Expenses net of all reductions	.73%	.75%	.76%	.75%	.77%
Net investment income (loss)	(.07)%	.11%	.01%	(.09)%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$6,787,645	$4,063,926	$3,134,376	$1,915,772	$2,107,515
Portfolio turnover rateG	43%	77%	55%	46%	106%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Pharmaceuticals Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Pharmaceuticals Portfolio	14.15%	5.23%	16.14%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Pharmaceuticals Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$44,643	Pharmaceuticals Portfolio
$46,739	S&P 500® Index

Pharmaceuticals Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Karim Suwwan de Felipe:  For the fiscal year, the fund gained 14.15%, outpacing the 12.63% result of the MSCI U.S. North American IMI + ADR Custom Pharmaceuticals 25/50 Linked Index and well ahead of the broad-market S&P 500 index. During the past year, the business fundamentals for pharmaceutical firms continued to slowly improve. Versus the sector index, security selection among out-of-benchmark biotechnology and health care equipment companies drove the fund’s outperformance this period. Among individual stocks, a non-index stake in gene therapy firm Sarepta Therapeutics contributed more than any other fund position versus the industry benchmark, driven by early-stage trial data for its gene-therapy programs treating orphan indications such as Duchenne muscular dystrophy. AstraZeneca and Roche Holdings, two of the fund’s largest pharma holdings, also added value. Conversely, Nektar Therapeutics, a clinical-stage biopharma firm that reported underwhelming preliminary results for its lead drug candidate this period, detracted notably. It also hurt to not own index components Canopy Growth and Cronos Group, two Canadian companies focused on commercializing medical and recreational marijuana.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On July 31, 2018, Asher Anolic transitioned off of the fund, leaving Karim Suwwan de Felipe as sole portfolio manager.

Pharmaceuticals Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
AstraZeneca PLC sponsored ADR	12.5
Johnson & Johnson	9.2
Bristol-Myers Squibb Co.	7.4
Roche Holding AG (participation certificate)	7.0
Sanofi SA sponsored ADR	6.9
Merck & Co., Inc.	6.3
Eli Lilly & Co.	4.9
Allergan PLC	4.7
Novartis AG sponsored ADR	4.6
Sarepta Therapeutics, Inc.	3.3
66.8

Top Industries (% of fund's net assets)

As of February 28, 2019
Pharmaceuticals	79.6%
Biotechnology	14.2%
Health Care Equipment & Supplies	4.4%
All Others*	1.8%

* Includes short-term investments and net other assets (liabilities).

Pharmaceuticals Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
Biotechnology - 14.2%
Biotechnology - 14.2%
Abeona Therapeutics, Inc. (a)	134,400	$943,488
Acceleron Pharma, Inc. (a)	69,600	3,065,184
Alnylam Pharmaceuticals, Inc. (a)	33,200	2,822,000
Amgen, Inc.	75,800	14,408,064
AnaptysBio, Inc. (a)	17,300	1,191,451
Argenx SE (a)	25,300	3,364,082
Array BioPharma, Inc. (a)	275,100	6,310,794
Ascendis Pharma A/S sponsored ADR (a)	45,900	3,342,438
Celgene Corp. (a)	365	30,339
CRISPR Therapeutics AG (a)(b)	30,400	1,075,856
Cytokinetics, Inc. (a)	111,000	801,420
FibroGen, Inc. (a)	38,200	2,207,960
Galapagos Genomics NV sponsored ADR (a)	24,400	2,381,928
Global Blood Therapeutics, Inc. (a)	93,600	4,914,000
GlycoMimetics, Inc. (a)	133,300	1,638,257
Gritstone Oncology, Inc.	24,000	308,640
Immunomedics, Inc. (a)(b)	508,100	8,007,656
Kalvista Pharmaceuticals, Inc. (a)	92,600	2,100,168
Kezar Life Sciences, Inc.	74,300	1,512,005
Leap Therapeutics, Inc. (a)(b)	722,400	1,126,944
Leap Therapeutics, Inc. warrants 1/31/26 (a)	606,000	452,989
Mirati Therapeutics, Inc. (a)	48,700	3,545,360
Moderna, Inc. (b)	103,700	2,343,620
Momenta Pharmaceuticals, Inc. (a)	67,267	947,792
Morphosys AG sponsored ADR	105,100	2,704,223
Olivo Labs (a)(c)(d)	6,851	0
PTC Therapeutics, Inc. (a)	64,100	2,214,014
REGENXBIO, Inc. (a)	46,400	2,400,272
Sarepta Therapeutics, Inc. (a)	168,441	24,295,930
Synthorx, Inc. (b)	125,200	2,492,732
Xencor, Inc. (a)	66,468	2,016,639
Zai Lab Ltd. ADR (a)	33,088	953,596
		105,919,841
Health Care Equipment & Supplies - 4.4%
Health Care Equipment - 4.4%
Becton, Dickinson & Co.	74,300	18,485,097
Boston Scientific Corp. (a)	371,600	14,908,592
		33,393,689
Personal Products - 0.0%
Personal Products - 0.0%
MYOS Corp. (a)	40,000	58,800
Pharmaceuticals - 79.6%
Pharmaceuticals - 79.6%
Allergan PLC	254,038	34,983,573
Ascletis Pharma, Inc. (a)(e)	1,831,000	1,630,458
AstraZeneca PLC sponsored ADR	2,239,400	93,114,253
Bausch Health Cos., Inc. (Canada) (a)	214,900	5,104,885
Bristol-Myers Squibb Co.	1,078,180	55,698,779
CymaBay Therapeutics, Inc. (a)	122,700	1,449,087
Eli Lilly & Co.	293,000	37,002,970
GW Pharmaceuticals PLC ADR (a)(b)	20,800	3,577,808
Horizon Pharma PLC (a)	308,000	8,935,080
Johnson & Johnson	503,750	68,832,400
Merck & Co., Inc.	575,036	46,744,676
Mylan NV (a)	283,400	7,478,926
MyoKardia, Inc. (a)	89,600	4,018,560
Nektar Therapeutics (a)	213,533	8,656,628
Novartis AG sponsored ADR	374,248	34,142,645
Novo Nordisk A/S Series B sponsored ADR	234,400	11,473,880
Ocular Therapeutix, Inc. (a)(b)	279,300	1,242,885
Perrigo Co. PLC	77,000	3,749,900
Pfizer, Inc.	462,288	20,040,185
Reata Pharmaceuticals, Inc. (a)	60,800	5,735,872
Revance Therapeutics, Inc. (a)	64,300	1,089,242
Roche Holding AG (participation certificate)	188,476	52,306,665
Sanofi SA sponsored ADR	1,234,822	51,368,595
The Medicines Company (a)(b)	173,184	4,272,449
Theravance Biopharma, Inc. (a)	68,697	1,667,276
Tonghua Dongbao Pharmaceutical Co. Ltd. (A Shares)	833,109	1,815,774
WAVE Life Sciences (a)(b)	73,700	3,090,241
Zoetis, Inc. Class A	231,300	21,795,399
Zogenix, Inc. (a)	77,900	4,107,667
		595,126,758
TOTAL COMMON STOCKS
(Cost $559,489,104)		734,499,088

Money Market Funds - 3.2%
Fidelity Cash Central Fund, 2.44% (f)	1,708,267	1,708,608
Fidelity Securities Lending Cash Central Fund 2.45% (f)(g)	22,035,110	22,037,314
TOTAL MONEY MARKET FUNDS
(Cost $23,745,922)		23,745,922
TOTAL INVESTMENT IN SECURITIES - 101.4%
(Cost $583,235,026)		758,245,010
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(10,641,086)
NET ASSETS - 100%		$747,603,924

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,630,458 or 0.2% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Olivo Labs	2/8/17	$8,290

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$70,087
Fidelity Securities Lending Cash Central Fund	255,541
Total	$325,628

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$734,499,088	$678,375,352	$56,123,736	$--
Money Market Funds	23,745,922	23,745,922	--	--
Total Investments in Securities:	$758,245,010	$702,121,274	$56,123,736	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	56.1%
United Kingdom	13.0%
Switzerland	11.7%
France	6.9%
Ireland	6.4%
Denmark	1.9%
Netherlands	1.5%
Others (Individually Less Than 1%)	2.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Pharmaceuticals Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $20,900,627) — See accompanying schedule: Unaffiliated issuers (cost $559,489,104)	$734,499,088
Fidelity Central Funds (cost $23,745,922)	23,745,922
Total Investment in Securities (cost $583,235,026)		$758,245,010
Receivable for investments sold		12,332,288
Receivable for fund shares sold		511,809
Dividends receivable		4,162,984
Distributions receivable from Fidelity Central Funds		14,184
Prepaid expenses		6,237
Other receivables		100,639
Total assets		775,373,151
Liabilities
Payable for investments purchased	$3,190,042
Payable for fund shares redeemed	1,939,167
Accrued management fee	328,559
Other affiliated payables	143,882
Other payables and accrued expenses	138,804
Collateral on securities loaned	22,028,773
Total liabilities		27,769,227
Net Assets		$747,603,924
Net Assets consist of:
Paid in capital		$555,558,902
Total distributable earnings (loss)		192,045,022
Net Assets, for 35,478,884 shares outstanding		$747,603,924
Net Asset Value, offering price and redemption price per share ($747,603,924 ÷ 35,478,884 shares)		$21.07

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$17,647,837
Income from Fidelity Central Funds (including $255,541 from security lending)		325,628
Income before foreign taxes withheld		17,973,465
Less foreign taxes withheld		(1,177,028)
Total income		16,796,437
Expenses
Management fee	$3,995,173
Transfer agent fees	1,513,758
Accounting and security lending fees	264,638
Custodian fees and expenses	20,462
Independent trustees' fees and expenses	4,133
Registration fees	32,348
Audit	47,837
Legal	7,332
Interest	499
Miscellaneous	6,282
Total expenses before reductions	5,892,462
Expense reductions	(35,614)
Total expenses after reductions		5,856,848
Net investment income (loss)		10,939,589
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	48,998,404
Fidelity Central Funds	(974)
Foreign currency transactions	1,198
Total net realized gain (loss)		48,998,628
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	37,042,551
Assets and liabilities in foreign currencies	(29,110)
Total change in net unrealized appreciation (depreciation)		37,013,441
Net gain (loss)		86,012,069
Net increase (decrease) in net assets resulting from operations		$96,951,658

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,939,589	$12,772,769
Net realized gain (loss)	48,998,628	73,004,810
Change in net unrealized appreciation (depreciation)	37,013,441	(34,184,441)
Net increase (decrease) in net assets resulting from operations	96,951,658	51,593,138
Distributions to shareholders	(14,056,846)	–
Distributions to shareholders from net investment income	–	(10,710,598)
Distributions to shareholders from net realized gain	–	(2,243,362)
Total distributions	(14,056,846)	(12,953,960)
Share transactions
Proceeds from sales of shares	102,161,790	58,835,440
Reinvestment of distributions	13,373,472	12,347,170
Cost of shares redeemed	(195,388,778)	(366,196,350)
Net increase (decrease) in net assets resulting from share transactions	(79,853,516)	(295,013,740)
Total increase (decrease) in net assets	3,041,296	(256,374,562)
Net Assets
Beginning of period	744,562,628	1,000,937,190
End of period	$747,603,924	$744,562,628
Other Information
Undistributed net investment income end of period		$2,249,703
Shares
Sold	5,084,653	3,133,485
Issued in reinvestment of distributions	688,424	667,263
Redeemed	(9,855,467)	(19,523,339)
Net increase (decrease)	(4,082,390)	(15,722,591)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Pharmaceuticals Portfolio

Years ended February 28,	2019	2018	2017	2016A	2015
Selected Per–Share Data
Net asset value, beginning of period	$18.82	$18.11	$18.20	$23.08	$21.39
Income from Investment Operations
Net investment income (loss)B	.29	.27	.22	.24	.14
Net realized and unrealized gain (loss)	2.34	.74	(.13)	(2.52)	3.76
Total from investment operations	2.63	1.01	.09	(2.28)	3.90
Distributions from net investment income	(.28)	(.25)	(.18)	(.17)	(.18)
Distributions from net realized gain	(.10)	(.05)	–	(2.43)	(2.03)
Total distributions	(.38)	(.30)	(.18)	(2.60)	(2.21)
Redemption fees added to paid in capitalB	–	–	–C	–C	–C
Net asset value, end of period	$21.07	$18.82	$18.11	$18.20	$23.08
Total ReturnD	14.15%	5.61%	.57%	(11.33)%	20.04%
Ratios to Average Net AssetsE,F
Expenses before reductions	.80%	.81%	.80%	.78%	.79%
Expenses net of fee waivers, if any	.79%	.81%	.80%	.78%	.79%
Expenses net of all reductions	.79%	.80%	.79%	.77%	.79%
Net investment income (loss)	1.48%	1.44%	1.16%	1.09%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$747,604	$744,563	$1,000,937	$1,693,410	$1,892,865
Portfolio turnover rateG	55%	89%	77%	77%	72%H

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2019

1. Organization.

Biotechnology Portfolio, Health Care Portfolio, Health Care Services Portfolio, Medical Technology and Devices Portfolio, and Pharmaceuticals Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds.

Effective August 10, 2018, Biotechnology Portfolio and Health Care Portfolio underwent a 10 for 1 share split. The effect of the share split transaction was to multiply the number of outstanding shares of Biotechnology Portfolio and Health Care Portfolio by a split factor of 10:1, with a corresponding decrease in net asset value (NAV) per share. This event does not impact the overall net assets of Biotechnology Portfolio and Health Care Portfolio. The per share data presented in each Financial Highlights and Shares activity presented in each Statement of Changes in Net Assets for Biotechnology Portfolio and Health Care Portfolio have been retroactively adjusted to reflect this share split.

In March 2019, the Board approved to close Medical Technology and Devices Portfolio to new accounts with certain exceptions effective after the close of business on March 29, 2019.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Biotechnology Portfolio:

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$178,021,485	Recovery Value	Recovery Value	0.0%	Increase
		Market Comparable	Enterprise value/Sales multiple (EV/S)	4.9	Increase
			Transaction Price	$3.79-$132.98/34.44	Increase
			Discount Rate	2.8%	Decrease
			Proxy Discount	4.2%-26.8%/14.8%	Decrease
		Market Approach	Transaction Price	$155.12	Increase
		Discount Cash Flow	Discount Rate	8.0%-11.0%/10.3%	Decrease
			Discount for lack of marketability	10.0%	Decrease
			Growth Rate	3.5%	Increase
			Probability Rate	6.3%	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Health Care Portfolio:

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$150,036,379	Market Comparable	Transaction Price	$1.00-$287.39/$188.07	Increase
			Proxy Discount	0.6%	Decrease
		Market Approach	Transaction Price	$3.11-$155.12/$48.87	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2019, as well as a roll forward of Level 3 investments, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) the Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in each Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in each accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Biotechnology Portfolio	$733,746
Health Care Portfolio	514,163
Health Care Services Portfolio	56,211
Medical Technology and Devices Portfolio	169,316
Pharmaceuticals Portfolio	100,639

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2019, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to redemptions in-kind, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, net operating losses, certain deemed dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Biotechnology Portfolio	$5,660,637,134	$2,998,933,998	$(610,587,329)	$2,388,346,669
Health Care Portfolio	5,513,692,851	2,287,689,873	(213,287,124)	2,074,402,749
Health Care Services Portfolio	1,079,673,120	368,469,120	(88,036,950)	280,432,170
Medical Technology and Devices Portfolio	5,326,627,331	1,813,867,788	(72,309,445)	1,741,558,343
Pharmaceuticals Portfolio	585,512,397	187,373,698	(14,641,085)	172,732,613

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Biotechnology Portfolio	$–	$273,248,717	$2,388,346,669
Health Care Portfolio	–	–	2,074,343,052
Health Care Services Portfolio	–	–	280,430,661
Medical Technology and Devices Portfolio	–	–	1,741,554,846
Pharmaceuticals Portfolio	2,852,973	16,570,201	172,722,488

Certain of the Funds intend to elect to defer to the next fiscal year capital and currency losses recognized during the period November 1, 2018 to February 28, 2019, and ordinary losses recognized during the period January 1, 2019 to February 28, 2019. Loss deferrals were as follows:

	Capital losses	Ordinary losses
Biotechnology Portfolio	$(9,468,707)	$-–
Health Care Portfolio	(52,551,216)	-–
Health Care Services Portfolio	(7,545,546)	-–
Medical Technology and Devices Portfolio	(4,763,866)	(4,505,609)

The tax character of distributions paid was as follows:

February 28, 2019
	Ordinary Income	Long-term Capital Gains	Total
Biotechnology Portfolio	$30,806,733	$692,428,843	$723,235,576
Health Care Portfolio	30,290,441	556,871,574	587,162,015
Health Care Services Portfolio	32,550,071	98,292,031	130,842,102
Medical Technology and Devices Portfolio	–	356,492,522	356,492,522
Pharmaceuticals Portfolio	12,320,224	1,736,622	14,056,846

February 28, 2018
	Ordinary Income	Long-term Capital Gains	Total
Biotechnology Portfolio	$–	$123,724,434	$123,724,434
Health Care Portfolio	21,379,940	138,319,156	159,699,096
Health Care Services Portfolio	817,273	99,374,269	100,191,542
Medical Technology and Devices Portfolio	6,689,760	221,756,409	228,446,169
Pharmaceuticals Portfolio	12,953,960	–	12,953,960

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Consolidated Subsidiary. Biotechnology Portfolio invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, Biotechnology Portfolio held an investment of $82,125,213 in this Subsidiary, representing 1.08% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Funds' financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Biotechnology Portfolio	3,012,749,006	4,375,967,297
Health Care Portfolio	4,461,709,557	4,236,201,486
Health Care Services Portfolio	1,122,613,748	633,868,412
Medical Technology and Devices Portfolio	3,970,598,292	2,289,894,061
Pharmaceuticals Portfolio	404,324,624	494,773,343

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Biotechnology Portfolio	.30%	.24%	.54%
Health Care Portfolio	.30%	.24%	.54%
Health Care Services Portfolio	.30%	.24%	.54%
Medical Technology and Devices Portfolio	.30%	.24%	.54%
Pharmaceuticals Portfolio	.30%	.24%	.54%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Biotechnology Portfolio	.16%
Health Care Portfolio	.15%
Health Care Services Portfolio	.16%
Medical Technology and Devices Portfolio	.16%
Pharmaceuticals Portfolio	.20%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Biotechnology Portfolio	.02
Health Care Portfolio	.02
Health Care Services Portfolio	.03
Medical Technology and Devices Portfolio	.02
Pharmaceuticals Portfolio	.04

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Biotechnology Portfolio	$242,280
Health Care Portfolio	95,201
Health Care Services Portfolio	23,776
Medical Technology and Devices Portfolio	62,773
Pharmaceuticals Portfolio	14,157

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Health Care Portfolio	Borrower	$7,102,000	2.66%	$524
Health Care Services Portfolio	Borrower	$8,699,500	2.49%	$8,415
Medical Technology and Devices Portfolio	Borrower	$7,659,000	2.44%	$1,554
Pharmaceuticals Portfolio	Borrower	$6,815,000	2.64%	$499

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 23,409,830* shares of Health Care Portfolio were redeemed in-kind for investments and cash with a value of $541,001,090. The net realized gain of $233,538,287 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Health Care Portfolio recognized no gain or loss for federal income tax purposes.

* Share activity prior to August 10, 2018 has been adjusted to reflect the impact of the 10 for 1 share split that occurred on that date.

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Biotechnology Portfolio	$3,308
Health Care Portfolio	26,917
Medical Technology and Devices Portfolio	9,534

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Biotechnology Portfolio	$22,949
Health Care Portfolio	19,194
Health Care Services Portfolio	2,617
Medical Technology and Devices Portfolio	13,261
Pharmaceuticals Portfolio	2,035

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, and transfer agent credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction	Transfer Agent expense reduction
Biotechnology Portfolio	$355,987	$1,295	$310
Health Care Portfolio	389,495	13,145	1,895
Health Care Services Portfolio	25,632	824	–
Medical Technology and Devices Portfolio	177,816	1,980	–
Pharmaceuticals Portfolio	29,192	–	–

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Biotechnology Portfolio	$66,373
Health Care Portfolio	57,801
Health Care Services Portfolio	8,826
Medical Technology and Devices Portfolio	40,351
Pharmaceuticals Portfolio	6,422

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Biotechnology Portfolio, Health Care Portfolio, Health Care Services Portfolio, Medical Technology and Devices Portfolio, and Pharmaceuticals Portfolio:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Biotechnology Portfolio, Health Care Portfolio, Health Care Services Portfolio, Medical Technology and Devices Portfolio, and Pharmaceuticals Portfolio (five of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 28, 2019, the related statements of operations for the year ended February 28, 2019, the statements of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2019 and each of the financial highlights for each of the five years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 287 funds. Mr. Wiley oversees 195 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2018

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2018

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2018 to February 28, 2019).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During Period-A September 1, 2018 to February 28, 2019
Biotechnology Portfolio	.73%
Actual		$1,000.00	$910.70	$3.46
Hypothetical-B		$1,000.00	$1,021.17	$3.66
Health Care Portfolio	.71%
Actual		$1,000.00	$953.00	$3.44
Hypothetical-B		$1,000.00	$1,021.27	$3.56
Health Care Services Portfolio	.76%
Actual		$1,000.00	$911.90	$3.60
Hypothetical-B		$1,000.00	$1,021.03	$3.81
Medical Technology and Devices Portfolio	.73%
Actual		$1,000.00	$995.70	$3.61
Hypothetical-B		$1,000.00	$1,021.17	$3.66
Pharmaceuticals Portfolio	.79%
Actual		$1,000.00	$1,000.00	$3.92
Hypothetical-B		$1,000.00	$1,020.88	$3.96

 A Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period).

 B 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Biotechnology Portfolio	04/08/19	04/05/19	$0.000	$0.772
Health Care Portfolio	04/08/19	04/05/19	$0.000	$0.000
Health Care Services Portfolio	04/08/19	04/05/19	$0.000	$0.000
Medical Technology and Devices Portfolio	04/08/19	04/05/19	$0.000	$0.000
Pharmaceuticals Portfolio	04/08/19	04/05/19	$ 0.081	$0.471

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2019, or, if subsequently determined to be different, the net capital gain of such year.

Biotechnology Portfolio	$686,739,739
Health Care Portfolio	$364,493,828
Health Care Services Portfolio	$55,328,040
Medical Technology and Devices Portfolio	$187,763,262
Pharmaceuticals Portfolio	$19,501,820

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

Biotechnology Portfolio
December 2018	87%
Health Care Portfolio
April 2018	66%
December 2018	100%
Health Care Services Portfolio
December 2018	100%
Pharmaceuticals Portfolio
April 2018	91%
December 2018	81%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Biotechnology Portfolio
December 2018	87%
Health Care Portfolio
April 2018	100%
December 2018	100%
Health Care Services Portfolio
December 2018	100%
Pharmaceuticals Portfolio
April 2018	100%
December 2018	100%

The funds will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Biotechnology Portfolio
Health Care Portfolio
Health Care Services Portfolio
Medical Technology and Devices Portfolio
Pharmaceuticals Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. SelectCo and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against an appropriate securities market index ("benchmark index"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below.

Biotechnology Portfolio

The Board considered the fund's underperformance for different time based on time periods ended prior to June 30, 2018 (which periods are not shown in the chart above). The Board noted that the fund's underperformance has continued since the Board approved the management contract in 2017 and 2018. The Board's discussions with SelectCo regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; attribution reports on contributors to the fund's underperformance; and the applicable portfolio manager's explanation of his or her underperformance. The Board engages with SelectCo on steps that might be taken to address a fund's underperformance. The Board noted that the fund's more recent performance had improved.

Health Care Portfolio

Health Care Services Portfolio

The Board considered the fund's underperformance for different time based on time periods ended prior to June 30, 2018 (which periods are not shown in the chart above). The Board's discussions with SelectCo regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; attribution reports on contributors to the fund's underperformance; and the applicable portfolio manager's explanation of his or her underperformance. The Board engages with SelectCo on steps that might be taken to address a fund's underperformance. The Board noted that the fund's more recent performance had improved.

Medical Technology and Devices Portfolio

Pharmaceuticals Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Biotechnology Portfolio

Health Care Portfolio

Health Care Services Portfolio

Medical Technology and Devices Portfolio

Pharmaceuticals Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

SELHC-ANN-0419
1.813640.114

Fidelity® Select Portfolios®
Industrials Sector

Air Transportation Portfolio

Defense and Aerospace Portfolio

Environment and Alternative Energy Portfolio

Industrials Portfolio

Transportation Portfolio

Annual Report

February 28, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Air Transportation Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Defense and Aerospace Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Environment and Alternative Energy Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Industrials Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Transportation Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Air Transportation Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Air Transportation Portfolio	3.79%	11.55%	22.06%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Air Transportation Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$73,384	Air Transportation Portfolio
$46,739	S&P 500® Index

Air Transportation Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Matthew Moulis:  For the fiscal year, the fund gained 3.79%, trailing the 4.88% return of the Nasdaq® North America Air Transportation Total Return Linked Index, and also lagging the S&P 500®. Versus the Nasdaq industry index, unfavorable positioning in aerospace & defense stocks was the main drag on fund performance. In fact, four of the five largest relative detractors this period were aerospace & defense stocks – all strong-performing stocks I either underweighted or chose not to purchase for the fund. At the individual stock level, a large underweighting in TransDigm Group – which I considered expensively valued – was the fund’s top relative detractor. In October, the maker of aerospace components announced plans to purchase Esterline Technologies, an index component that detracted from our relative result because we didn’t own it. Avoiding index component Heico until February also detracted, as I missed out on its earlier gain. Conversely, out-of-benchmark exposure to railroads and to internet & direct marketing retail stocks bolstered the fund’s relative result, as did positioning in air freight & logistics. Boeing was the fund’s top contributor this period. I increased the fund’s position in Boeing during the fourth quarter of 2018 – a timely decision, given the stock’s subsequent rally to a new all-time high in February. Overweighting Spirit Airlines, where I increased the fund’s weighting considerably this period, and a non-index position in railroad Norfolk Southern lifted our relative result as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Air Transportation Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
The Boeing Co.	13.6
United Parcel Service, Inc. Class B	9.7
Southwest Airlines Co.	9.7
Delta Air Lines, Inc.	8.4
United Technologies Corp.	6.9
Spirit AeroSystems Holdings, Inc. Class A	4.8
American Airlines Group, Inc.	4.5
Spirit Airlines, Inc.	4.1
HEICO Corp. Class A	3.7
FedEx Corp.	2.7
68.1

Top Industries (% of fund's net assets)

As of February 28, 2019
Aerospace & Defense	41.3%
Airlines	37.0%
Air Freight & Logistics	15.6%
Road & Rail	2.2%
Trading Companies & Distributors	0.4%
All Others*	3.5%

* Includes short-term investments and net other assets (liabilities).

Air Transportation Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
Aerospace & Defense - 41.3%
Aerospace & Defense - 41.3%
AAR Corp.	56,300	$2,056,639
Astronics Corp. (a)	10,120	364,016
Bombardier, Inc. Class B (sub. vtg.) (a)	3,141,200	6,683,658
CAE, Inc.	352,500	7,433,318
HEICO Corp. Class A	144,000	11,518,560
Heroux-Devtek, Inc. (a)	113,400	1,385,670
Hexcel Corp.	10,400	750,256
Moog, Inc. Class A	48,000	4,510,080
Spirit AeroSystems Holdings, Inc. Class A	147,900	14,612,520
Teledyne Technologies, Inc. (a)	3,300	778,932
Textron, Inc.	106,200	5,766,660
The Boeing Co.	95,210	41,888,592
TransDigm Group, Inc. (a)	18,400	7,987,256
United Technologies Corp.	167,400	21,037,158
		126,773,315
Air Freight & Logistics - 15.6%
Air Freight & Logistics - 15.6%
C.H. Robinson Worldwide, Inc.	32,600	2,946,388
Expeditors International of Washington, Inc.	74,976	5,619,451
FedEx Corp.	46,100	8,344,100
Forward Air Corp.	16,050	1,037,633
United Parcel Service, Inc. Class B	270,500	29,809,100
		47,756,672
Airlines - 37.0%
Airlines - 37.0%
Air Canada (a)	210,100	5,286,227
Alaska Air Group, Inc.	110,000	6,787,000
Allegiant Travel Co.	4,600	607,660
American Airlines Group, Inc.	389,300	13,870,759
Dart Group PLC	97,786	1,043,424
Delta Air Lines, Inc.	517,502	25,657,749
Hawaiian Holdings, Inc.	56,300	1,674,925
JetBlue Airways Corp. (a)	214,200	3,577,140
Mesa Air Group, Inc.	107,100	1,078,497
SkyWest, Inc.	127,300	6,879,292
Southwest Airlines Co.	530,800	29,746,032
Spirit Airlines, Inc. (a)	221,600	12,465,000
United Continental Holdings, Inc. (a)	54,600	4,794,426
		113,468,131
Machinery - 0.2%
Industrial Machinery - 0.2%
Park-Ohio Holdings Corp.	16,990	540,112
Road & Rail - 2.2%
Railroads - 2.2%
Genesee & Wyoming, Inc. Class A (a)	15,400	1,262,800
Norfolk Southern Corp.	31,500	5,647,950
		6,910,750
Trading Companies & Distributors - 0.4%
Trading Companies & Distributors - 0.4%
HD Supply Holdings, Inc. (a)	29,700	1,277,397
TOTAL COMMON STOCKS
(Cost $206,662,465)		296,726,377

Money Market Funds - 3.1%
Fidelity Cash Central Fund, 2.44% (b)
(Cost $9,419,316)	9,417,516	9,419,400
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $216,081,781)		306,145,777
NET OTHER ASSETS (LIABILITIES) - 0.2%		717,376
NET ASSETS - 100%		$306,863,153

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$184,258
Fidelity Securities Lending Cash Central Fund	796
Total	$185,054

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Air Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $206,662,465)	$296,726,377
Fidelity Central Funds (cost $9,419,316)	9,419,400
Total Investment in Securities (cost $216,081,781)		$306,145,777
Receivable for fund shares sold		181,199
Dividends receivable		862,395
Distributions receivable from Fidelity Central Funds		18,716
Prepaid expenses		3,163
Other receivables		306
Total assets		307,211,556
Liabilities
Payable for fund shares redeemed	$117,795
Accrued management fee	136,342
Transfer agent fee payable	50,566
Other affiliated payables	9,822
Other payables and accrued expenses	33,878
Total liabilities		348,403
Net Assets		$306,863,153
Net Assets consist of:
Paid in capital		$214,216,280
Total distributable earnings (loss)		92,646,873
Net Assets, for 4,010,402 shares outstanding		$306,863,153
Net Asset Value, offering price and redemption price per share ($306,863,153 ÷ 4,010,402 shares)		$76.52

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$4,659,881
Income from Fidelity Central Funds		185,054
Total income		4,844,935
Expenses
Management fee	$1,732,220
Transfer agent fees	663,187
Accounting and security lending fees	124,866
Custodian fees and expenses	7,165
Independent trustees' fees and expenses	1,834
Registration fees	31,519
Audit	41,752
Legal	2,126
Miscellaneous	2,661
Total expenses before reductions	2,607,330
Expense reductions	(13,492)
Total expenses after reductions		2,593,838
Net investment income (loss)		2,251,097
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	18,552,503
Fidelity Central Funds	581
Foreign currency transactions	(988)
Total net realized gain (loss)		18,552,096
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(12,855,937)
Fidelity Central Funds	(618)
Total change in net unrealized appreciation (depreciation)		(12,856,555)
Net gain (loss)		5,695,541
Net increase (decrease) in net assets resulting from operations		$7,946,638

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,251,097	$2,348,661
Net realized gain (loss)	18,552,096	58,361,433
Change in net unrealized appreciation (depreciation)	(12,856,555)	7,767,249
Net increase (decrease) in net assets resulting from operations	7,946,638	68,477,343
Distributions to shareholders	(35,655,527)	–
Distributions to shareholders from net investment income	–	(1,727,901)
Distributions to shareholders from net realized gain	–	(33,467,895)
Total distributions	(35,655,527)	(35,195,796)
Share transactions
Proceeds from sales of shares	52,101,305	112,568,755
Reinvestment of distributions	34,073,279	33,832,861
Cost of shares redeemed	(134,132,078)	(191,306,787)
Net increase (decrease) in net assets resulting from share transactions	(47,957,494)	(44,905,171)
Redemption fees	–	10,516
Total increase (decrease) in net assets	(75,666,383)	(11,613,108)
Net Assets
Beginning of period	382,529,536	394,142,644
End of period	$306,863,153	$382,529,536
Other Information
Undistributed net investment income end of period		$630,200
Shares
Sold	666,871	1,390,397
Issued in reinvestment of distributions	475,878	414,264
Redeemed	(1,761,425)	(2,358,846)
Net increase (decrease)	(618,676)	(554,185)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Air Transportation Portfolio

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$82.64	$76.04	$60.60	$73.09	$61.02
Income from Investment Operations
Net investment income (loss)B	.54	.48C	.32	.18	.20D
Net realized and unrealized gain (loss)	1.73	13.85	15.61	(6.82)	13.09
Total from investment operations	2.27	14.33	15.93	(6.64)	13.29
Distributions from net investment income	(.48)	(.38)	(.25)	(.17)	(.08)
Distributions from net realized gain	(7.91)	(7.36)	(.24)	(5.68)	(1.14)
Total distributions	(8.39)	(7.73)E	(.49)	(5.85)	(1.23)F
Redemption fees added to paid in capitalB	–	–G	–G	–G	.01
Net asset value, end of period	$76.52	$82.64	$76.04	$60.60	$73.09
Total ReturnH	3.79%	19.07%	26.30%	(9.24)%	21.93%
Ratios to Average Net AssetsI,J
Expenses before reductions	.81%	.82%	.85%	.83%	.83%
Expenses net of fee waivers, if any	.81%	.82%	.85%	.83%	.83%
Expenses net of all reductions	.81%	.82%	.84%	.82%	.83%
Net investment income (loss)	.70%	.59%C	.48%	.27%	.30%D
Supplemental Data
Net assets, end of period (000 omitted)	$306,863	$382,530	$394,143	$325,630	$715,925
Portfolio turnover rateK	32%	86%	106%	97%	65%L

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .31%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.22 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.04) %.

 E Total distributions of $7.73 per share is comprised of distributions from net investment income of $.377 and distributions from net realized gain of $7.357 per share.

 F Total distributions of $1.23 per share is comprised of distributions from net investment income of $.084 and distributions from net realized gain of $1.144 per share.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Defense and Aerospace Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Defense and Aerospace Portfolio	3.57%	14.03%	20.96%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Defense and Aerospace Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$67,039	Defense and Aerospace Portfolio
$46,739	S&P 500® Index

Defense and Aerospace Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Jonathan Siegmann:  For the fiscal year, the fund gained 3.57%, trailing the 6.62% return of the MSCI U.S. IMI Aerospace & Defense 25/50 Linked Index, and also falling short of the S&P 500®. Versus the MSCI industry index, stock selection in the fund’s main category of aerospace & defense detracted most from performance. In particular, several overweighted positions on the defense side were disappointing. These included Northrop Grumman, the fund’s largest individual relative detractor and our second-largest holding, General Dynamics and Huntington Ingalls Industries, a shipbuilder. Defense stocks lagged their commercial aerospace counterparts, partly due to rich valuations to start the period, uncertainty created by the early departure of Defense Secretary James Mattis, and a tweet by President Trump that prompted questions about his commitment to defense spending. Out-of-benchmark exposure to Canada-based train/aircraft manufacturer Bombardier and an underweighting in index heavyweight Boeing also weighed on the fund’s relative result. Conversely, non-index exposure to industrial machinery modestly bolstered relative performance. Among individual holdings, the fund’s top relative contributor was major defense contractor Lockheed Martin, which I underweighted. Three aerospace components makers also were among the fund’s notable relative contributors: Heico, TransDigm Group and Teledyne Technologies, all large overweightings that performed well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Defense and Aerospace Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
The Boeing Co.	22.6
Northrop Grumman Corp.	11.3
TransDigm Group, Inc.	8.2
General Dynamics Corp.	6.7
HEICO Corp. Class A	4.9
Spirit AeroSystems Holdings, Inc. Class A	4.8
United Technologies Corp.	4.7
Teledyne Technologies, Inc.	4.6
Huntington Ingalls Industries, Inc.	4.6
Moog, Inc. Class A	4.6
77.0

Top Industries (% of fund's net assets)

As of February 28, 2019
Aerospace & Defense	96.8%
IT Services	1.4%
Machinery	0.9%
All Others*	0.9%

* Includes short-term investments and net other assets (liabilities).

Defense and Aerospace Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
Aerospace & Defense - 96.8%
Aerospace & Defense - 96.8%
Airbus Group NV	239,200	$30,816,757
Arconic, Inc.	3,992,969	73,829,997
Astronics Corp. (a)	1,379,945	49,636,622
Astronics Corp. Class B	421,216	14,995,290
Axon Enterprise, Inc. (a)	79,300	4,268,719
BAE Systems PLC	3,597,086	22,178,482
Bombardier, Inc. Class B (sub. vtg.) (a)	37,381,600	79,538,341
BWX Technologies, Inc.	522,800	27,368,580
CAE, Inc.	850,800	17,941,183
Cubic Corp.	233,100	14,382,270
Curtiss-Wright Corp.	144,800	17,852,392
Elbit Systems Ltd.	570,885	74,940,074
FACC AG	235,920	3,708,558
General Dynamics Corp.	1,106,300	188,314,386
Harris Corp.	96,400	15,899,252
HEICO Corp. Class A	1,711,934	136,937,601
Huntington Ingalls Industries, Inc.	611,075	127,965,216
KEYW Holding Corp. (a)	247,382	1,830,627
Kongsberg Gruppen ASA	331,500	5,082,924
Lockheed Martin Corp.	292,715	90,568,948
Moog, Inc. Class A	1,361,060	127,885,198
Northrop Grumman Corp.	1,093,050	316,940,778
Raytheon Co.	20,926	3,902,699
Spirit AeroSystems Holdings, Inc. Class A	1,367,500	135,109,000
Teledyne Technologies, Inc. (a)	546,600	129,019,464
The Boeing Co.	1,438,419	632,846,821
TransDigm Group, Inc. (a)	527,746	229,089,261
United Technologies Corp.	1,050,656	132,035,940
		2,704,885,380
IT Services - 1.4%
IT Consulting & Other Services - 1.4%
CACI International, Inc. Class A (a)	5,142	937,181
Leidos Holdings, Inc.	592,830	38,290,890
		39,228,071
Machinery - 0.9%
Industrial Machinery - 0.9%
Woodward, Inc.	266,051	25,631,353
TOTAL COMMON STOCKS
(Cost $1,896,997,230)		2,769,744,804

Money Market Funds - 0.9%
Fidelity Cash Central Fund, 2.44% (b)
(Cost $26,735,569)	26,730,223	26,735,569
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $1,923,732,799)		2,796,480,373
NET OTHER ASSETS (LIABILITIES) - 0.0%		(1,221,707)
NET ASSETS - 100%		$2,795,258,666

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$429,488
Fidelity Securities Lending Cash Central Fund	26,941
Total	$456,429

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,769,744,804	$2,716,749,565	$52,995,239	$--
Money Market Funds	26,735,569	26,735,569	--	--
Total Investments in Securities:	$2,796,480,373	$2,743,485,134	$52,995,239	$--

See accompanying notes which are an integral part of the financial statements.

Defense and Aerospace Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,896,997,230)	$2,769,744,804
Fidelity Central Funds (cost $26,735,569)	26,735,569
Total Investment in Securities (cost $1,923,732,799)		$2,796,480,373
Receivable for investments sold		2,173,083
Receivable for fund shares sold		8,309,187
Dividends receivable		6,421,405
Distributions receivable from Fidelity Central Funds		60,777
Prepaid expenses		25,617
Other receivables		82,901
Total assets		2,813,553,343
Liabilities
Payable for investments purchased	$14,761,155
Payable for fund shares redeemed	1,782,120
Accrued management fee	1,197,356
Other affiliated payables	420,107
Other payables and accrued expenses	133,939
Total liabilities		18,294,677
Net Assets		$2,795,258,666
Net Assets consist of:
Paid in capital		$1,935,767,265
Total distributable earnings (loss)		859,491,401
Net Assets, for 161,868,427 shares outstanding		$2,795,258,666
Net Asset Value, offering price and redemption price per share ($2,795,258,666 ÷ 161,868,427 shares)		$17.27

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$38,844,667
Income from Fidelity Central Funds		456,429
Total income		39,301,096
Expenses
Management fee	$15,065,290
Transfer agent fees	4,785,611
Accounting and security lending fees	826,368
Custodian fees and expenses	37,072
Independent trustees' fees and expenses	15,748
Registration fees	137,615
Audit	41,791
Legal	13,856
Interest	8,970
Miscellaneous	22,177
Total expenses before reductions	20,954,498
Expense reductions	(83,431)
Total expenses after reductions		20,871,067
Net investment income (loss)		18,430,029
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	166,568,041
Fidelity Central Funds	1,570
Foreign currency transactions	(26,840)
Total net realized gain (loss)		166,542,771
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(133,966,920)
Fidelity Central Funds	(279)
Assets and liabilities in foreign currencies	(1,010)
Total change in net unrealized appreciation (depreciation)		(133,968,209)
Net gain (loss)		32,574,562
Net increase (decrease) in net assets resulting from operations		$51,004,591

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,430,029	$12,340,019
Net realized gain (loss)	166,542,771	165,203,147
Change in net unrealized appreciation (depreciation)	(133,968,209)	566,827,986
Net increase (decrease) in net assets resulting from operations	51,004,591	744,371,152
Distributions to shareholders	(258,550,952)	–
Distributions to shareholders from net investment income	–	(9,697,066)
Distributions to shareholders from net realized gain	–	(75,569,005)
Total distributions	(258,550,952)	(85,266,071)
Share transactions
Proceeds from sales of shares	996,158,246	1,383,656,760
Reinvestment of distributions	244,578,007	81,021,871
Cost of shares redeemed	(1,311,720,576)	(651,462,161)
Net increase (decrease) in net assets resulting from share transactions	(70,984,323)	813,216,470
Total increase (decrease) in net assets	(278,530,684)	1,472,321,551
Net Assets
Beginning of period	3,073,789,350	1,601,467,799
End of period	$2,795,258,666	$3,073,789,350
Other Information
Undistributed net investment income end of period		$3,275,263
Shares(a)
Sold	57,403,273	86,581,500
Issued in reinvestment of distributions	15,780,023	5,021,580
Redeemed	(77,908,049)	(40,778,400)
Net increase (decrease)	(4,724,753)	50,824,680

 (a) Share activity prior to August 10, 2018 has been adjusted to reflect the impact of the 10 for 1 share split that occurred on that date.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Defense and Aerospace Portfolio

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share DataB
Net asset value, beginning of period	$18.45	$13.83	$10.81	$12.90	$12.26
Income from Investment Operations
Net investment income (loss)C	.11	.09D	.13E	.11	.11F
Net realized and unrealized gain (loss)	.33	5.14	3.52	(1.47)	1.31
Total from investment operations	.44	5.23	3.65	(1.36)	1.42
Distributions from net investment income	(.10)	(.07)	(.12)	(.10)	(.10)
Distributions from net realized gain	(1.52)	(.54)	(.51)	(.63)	(.68)
Total distributions	(1.62)	(.61)	(.63)	(.73)	(.78)
Redemption fees added to paid in capitalC	–	–	–G	–G	–G
Net asset value, end of period	$17.27	$18.45	$13.83	$10.81	$12.90
Total ReturnH	3.57%	38.46%	34.36%	(11.08)%	12.53%
Ratios to Average Net AssetsI,J
Expenses before reductions	.75%	.76%	.79%	.80%	.79%
Expenses net of fee waivers, if any	.75%	.76%	.79%	.79%	.79%
Expenses net of all reductions	.75%	.76%	.79%	.79%	.79%
Net investment income (loss)	.66%	.58%D	1.03%E	.92%	.90%F
Supplemental Data
Net assets, end of period (000 omitted)	$2,795,259	$3,073,789	$1,601,468	$885,398	$948,156
Portfolio turnover rateK	44%	32%	24%	52%	20%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 C Calculated based on average shares outstanding during the period.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .14%.

 E Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .64%.

 F Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .34%.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Environment and Alternative Energy Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Environment and Alternative Energy Portfolio	0.39%	7.50%	12.32%

 Prior to July 1, 2010, the fund was named Environmental Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Environment and Alternative Energy Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$31,970	Environment and Alternative Energy Portfolio
$46,739	S&P 500® Index

Environment and Alternative Energy Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Kevin Walenta:  For the fiscal year, the fund returned 0.39%, lagging both the 3.94% advance of the FTSE® Environmental Opportunities & Alternative Energy Index and the broadly based S&P 500®. The fund’s value bias hurt its result over the past 12 months, as investors favored stocks with strong earnings growth momentum – without much regard for price. Versus the FTSE industry index, security selection was the main impediment, particularly in the renewable & alternative energy group. Overweightings in shares of modular carpet and tile company Interface (-36%) and automotive parts supplier Tenneco (-27%) hurt notably versus the industry index as investors worried about the impact slowing economic growth would have on their respective businesses. Interface was not in the portfolio at period end. Not owning specialty chemicals provider Ecolab (+31%) also detracted. Conversely, owning firms focused on energy efficiency added value, led by overweightings in heating, ventilation and air conditioning company Comfort Systems USA (+32%) and specialty chemicals provider Innospec (+28%). Both of these positions remained top fund holdings at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Environment and Alternative Energy Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
3M Co.	9.5
Honeywell International, Inc.	8.9
Danaher Corp.	6.9
Eaton Corp. PLC	4.3
Ingersoll-Rand PLC	4.2
TE Connectivity Ltd.	3.8
Cummins, Inc.	3.5
Parker Hannifin Corp.	3.2
Innospec, Inc.	3.0
Comfort Systems U.S.A., Inc.	2.7
50.0

Top Industries (% of fund's net assets)

As of February 28, 2019
Energy Efficiency	29.7%
Renewable & Alternative Energy	23.2%
Environmental Support Services	20.2%
Water Infrastructure & Technologies	10.0%
Other	7.8%
All Others*	9.1%

* Includes short-term investments and net other assets (liabilities).

Environment and Alternative Energy Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value
Energy Efficiency - 29.7%
Buildings Energy Efficiency - 11.4%
A.O. Smith Corp.	63,140	$3,278,860
Acuity Brands, Inc.	20,680	2,690,882
Apogee Enterprises, Inc.	35,390	1,263,069
Comfort Systems U.S.A., Inc.	80,770	4,330,887
Ingersoll-Rand PLC	63,960	6,751,618
		18,315,316
Industrial Energy Efficiency - 8.6%
EMCOR Group, Inc.	52,928	3,817,697
Minerals Technologies, Inc.	7,730	457,616
ON Semiconductor Corp. (a)	157,440	3,381,811
Regal Beloit Corp.	45,704	3,828,167
Rockwell Automation, Inc.	13,630	2,433,773
		13,919,064
Power Network Efficiency - 4.3%
Eaton Corp. PLC	86,990	6,939,192
Transport Energy Efficiency - 5.4%
BorgWarner, Inc.	96,100	3,902,621
Innospec, Inc.	58,607	4,797,569
		8,700,190

TOTAL ENERGY EFFICIENCY		47,873,762

Environmental Support Services - 20.2%
Diversified Environmental - 18.8%
3M Co.	73,872	15,320,314
Dover Corp.	30,110	2,725,858
Linde PLC	23,680	4,102,323
MKS Instruments, Inc.	35,400	2,933,598
Parker Hannifin Corp.	29,140	5,133,302
		30,215,395
Environmental Consultancies - 1.4%
AECOM (a)	37,430	1,158,833
Tetra Tech, Inc.	19,040	1,142,781
		2,301,614

TOTAL ENVIRONMENTAL SUPPORT SERVICES		32,517,009

Food Agriculture & Forestry - 0.7%
Logistics, Food Safety and Packaging - 0.7%
Bemis Co., Inc.	21,160	1,119,364
Miscellaneous Environmental - 3.8%
Other Environmental - 3.8%
Accenture PLC Class A	4,970	802,059
Boise Cascade Co.	2,710	75,582
C.H. Robinson Worldwide, Inc.	8,840	798,959
Henry Schein, Inc. (a)	6,620	392,566
Oracle Corp.	15,230	793,940
Philips Lighting NV (b)	91,160	2,421,160
Quest Diagnostics, Inc.	9,240	799,722
		6,083,988
Pollution Control - 4.7%
Pollution Control Solutions - 4.7%
Cummins, Inc.	36,422	5,612,266
Tenneco, Inc.	55,880	1,933,448
		7,545,714
Renewable & Alternative Energy - 23.2%
Biofuels - 2.0%
China Agri-Industries Holdings Ltd.	599,880	213,213
Cosan SA Industria e Comercio	159,030	1,850,195
Sao Martinho SA	245,960	1,229,751
		3,293,159
Renewable Energy Developers and Independent Power Producers - 19.3%
Colbun SA (a)	10,296,660	2,378,598
Empresa Nacional de Electricidad SA sponsored ADR (c)	105,410	2,134,553
Hollysys Automation Technologies Ltd.	75,161	1,663,313
Honeywell International, Inc.	93,047	14,335,751
Lennox International, Inc.	14,711	3,607,873
Mercury Nz Ltd.	141,470	355,499
SPX Flow, Inc. (a)	12,670	437,368
TE Connectivity Ltd.	74,480	6,114,063
		31,027,018
Solar Energy Generation Equipment - 1.9%
Advanced Energy Industries, Inc. (a)	53,430	2,691,269
Oci Co. Ltd.	3,820	366,557
		3,057,826

TOTAL RENEWABLE & ALTERNATIVE ENERGY		37,378,003

Waste Management & Technologies - 3.7%
Recycling and Value Added Waste Processing - 1.9%
Steel Dynamics, Inc.	80,450	3,002,394
Waste Technology Equipment - 1.8%
Schnitzer Steel Industries, Inc. Class A	120,450	2,926,935

TOTAL WASTE MANAGEMENT & TECHNOLOGIES		5,929,329

Water Infrastructure & Technologies - 10.0%
Diversified Water Infrastructure and Technology - 6.9%
Danaher Corp.	86,920	11,040,578
Water Infrastructure - 3.1%
Crane Co.	40,047	3,386,775
HD Supply Holdings, Inc. (a)	38,910	1,673,519
		5,060,294

TOTAL WATER INFRASTRUCTURE & TECHNOLOGIES		16,100,872

TOTAL COMMON STOCKS
(Cost $130,646,740)		154,548,041

Money Market Funds - 4.6%
Fidelity Cash Central Fund, 2.44% (d)	7,336,144	7,337,611
Fidelity Securities Lending Cash Central Fund 2.45% (d)(e)	2,050	2,050
TOTAL MONEY MARKET FUNDS
(Cost $7,339,661)		7,339,661
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $137,986,401)		161,887,702
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(927,478)
NET ASSETS - 100%		$160,960,224

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,421,160 or 1.5% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$57,134
Fidelity Securities Lending Cash Central Fund	6,223
Total	$63,357

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	78.2%
Ireland	11.6%
Switzerland	3.8%
Brazil	1.9%
Netherlands	1.5%
Chile	1.5%
British Virgin Islands	1.0%
Others (Individually Less Than 1%)	0.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Environment and Alternative Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $1,999) — See accompanying schedule: Unaffiliated issuers (cost $130,646,740)	$154,548,041
Fidelity Central Funds (cost $7,339,661)	7,339,661
Total Investment in Securities (cost $137,986,401)		$161,887,702
Receivable for fund shares sold		557,503
Dividends receivable		457,604
Distributions receivable from Fidelity Central Funds		8,618
Prepaid expenses		1,554
Total assets		162,912,981
Liabilities
Payable for investments purchased	$1,688,998
Payable for fund shares redeemed	125,095
Accrued management fee	69,601
Other affiliated payables	32,974
Other payables and accrued expenses	34,039
Collateral on securities loaned	2,050
Total liabilities		1,952,757
Net Assets		$160,960,224
Net Assets consist of:
Paid in capital		$134,283,189
Total distributable earnings (loss)		26,677,035
Net Assets, for 6,458,155 shares outstanding		$160,960,224
Net Asset Value, offering price and redemption price per share ($160,960,224 ÷ 6,458,155 shares)		$24.92

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$2,728,657
Income from Fidelity Central Funds		63,357
Total income		2,792,014
Expenses
Management fee	$825,056
Transfer agent fees	350,784
Accounting and security lending fees	59,514
Custodian fees and expenses	9,060
Independent trustees' fees and expenses	871
Registration fees	27,132
Audit	54,252
Legal	1,305
Interest	1,058
Miscellaneous	7,406
Total expenses before reductions	1,336,438
Expense reductions	(11,203)
Total expenses after reductions		1,325,235
Net investment income (loss)		1,466,779
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,672,018
Fidelity Central Funds	44
Foreign currency transactions	(25,223)
Total net realized gain (loss)		7,646,839
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(8,824,206)
Assets and liabilities in foreign currencies	(3,957)
Total change in net unrealized appreciation (depreciation)		(8,828,163)
Net gain (loss)		(1,181,324)
Net increase (decrease) in net assets resulting from operations		$285,455

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,466,779	$1,837,955
Net realized gain (loss)	7,646,839	10,608,491
Change in net unrealized appreciation (depreciation)	(8,828,163)	14,663,771
Net increase (decrease) in net assets resulting from operations	285,455	27,110,217
Distributions to shareholders	(8,454,008)	–
Distributions to shareholders from net investment income	–	(1,447,374)
Distributions to shareholders from net realized gain	–	(9,452,414)
Total distributions	(8,454,008)	(10,899,788)
Share transactions
Proceeds from sales of shares	40,206,295	111,369,434
Reinvestment of distributions	7,969,907	10,265,405
Cost of shares redeemed	(67,430,135)	(87,147,383)
Net increase (decrease) in net assets resulting from share transactions	(19,253,933)	34,487,456
Redemption fees	–	11,308
Total increase (decrease) in net assets	(27,422,486)	50,709,193
Net Assets
Beginning of period	188,382,710	137,673,517
End of period	$160,960,224	$188,382,710
Other Information
Undistributed net investment income end of period		$428,840
Shares
Sold	1,651,291	4,413,503
Issued in reinvestment of distributions	340,861	413,420
Redeemed	(2,693,678)	(3,430,336)
Net increase (decrease)	(701,526)	1,396,587

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Environment and Alternative Energy Portfolio

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$26.31	$23.89	$18.20	$20.94	$23.36
Income from Investment Operations
Net investment income (loss)B	.24	.27	.20	.17	.16
Net realized and unrealized gain (loss)	(.25)	3.83	5.78	(2.34)	.31
Total from investment operations	(.01)	4.10	5.98	(2.17)	.47
Distributions from net investment income	(.22)	(.22)	(.16)	(.13)	(.14)
Distributions from net realized gain	(1.16)	(1.46)	(.13)	(.44)	(2.75)
Total distributions	(1.38)	(1.68)	(.29)	(.57)	(2.89)
Redemption fees added to paid in capitalB	–	–C	–C	–C	–C
Net asset value, end of period	$24.92	$26.31	$23.89	$18.20	$20.94
Total ReturnD	.39%	17.73%	33.02%	(10.63)%	2.19%
Ratios to Average Net AssetsE,F
Expenses before reductions	.87%	.87%	.94%	.95%	.92%
Expenses net of fee waivers, if any	.87%	.87%	.94%	.95%	.92%
Expenses net of all reductions	.87%	.86%	.94%	.95%	.92%
Net investment income (loss)	.96%	1.07%	.94%	.86%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$160,960	$188,383	$137,674	$73,432	$88,573
Portfolio turnover rateG	62%	47%	82%	20%	160%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Industrials Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Industrials Portfolio	(0.45)%	7.54%	18.40%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Industrials Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$54,147	Industrials Portfolio
$46,739	S&P 500® Index

Industrials Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Janet Glazer:  For the fiscal year, the fund returned -0.45%, trailing the 1.75% gain of the MSCI U.S. IMI Industrials 25/50 Linked Index, and also falling short of the broad-based S&P 500®. Versus the MSCI industrials index, positioning in aerospace & defense detracted most the past 12 months, with railroads and industrial conglomerates also weighing on our relative result. Untimely positioning in General Electric was the fund’s biggest individual detractor. The stock of the industrial conglomerate – which has been attempting a turnaround – trended lower for the first 10 months of the period before trimming some of its loss in the new year. Untimely ownership of rail-freight hauler CSX also worked against the fund, as did an overweighting in major defense contractor Northrop Grumman, a position I considerably reduced during the period. Conversely, picks among construction machinery & heavy trucks, along with industrial machinery stocks, meaningfully contributed to relative performance. A sizable overweighting in Ingersoll Rand, a leader in creating comfortable, sustainable and efficient environments, made this stock the fund’s top relative contributor. The stock was aided partly by an optimistic October earnings call. Another overweighted position that contributed was Allison Transmission Holdings, a maker of transmissions for medium- and heavy-duty commercial and defense vehicles.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 1, 2018, Janet Glazer assumed co-management responsibilities for the fund, joining Lead Manager Tobias Welo. On December 31, 2018, Tobias retired from Fidelity, leaving Janet sole Portfolio Manager.

Industrials Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
The Boeing Co.	10.5
Union Pacific Corp.	6.0
AMETEK, Inc.	5.1
IDEX Corp.	4.6
Ingersoll-Rand PLC	4.5
Norfolk Southern Corp.	3.8
HD Supply Holdings, Inc.	3.7
General Electric Co.	3.6
CSX Corp.	3.4
Emerson Electric Co.	3.2
48.4

Top Industries (% of fund's net assets)

As of February 28, 2019
Aerospace & Defense	24.2%
Machinery	17.7%
Road & Rail	14.8%
Industrial Conglomerates	12.8%
Electrical Equipment	11.4%
All Others*	19.1%

* Includes short-term investments and net other assets (liabilities).

Industrials Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
Aerospace & Defense - 24.2%
Aerospace & Defense - 24.2%
General Dynamics Corp.	76,297	$12,987,275
HEICO Corp. Class A	147,600	11,806,524
Huntington Ingalls Industries, Inc.	25,500	5,339,955
Northrop Grumman Corp.	41,200	11,946,352
Raytheon Co.	43,000	8,019,500
Teledyne Technologies, Inc. (a)	31,040	7,326,682
Textron, Inc.	18,100	982,830
The Boeing Co.	151,100	66,477,957
TransDigm Group, Inc. (a)	38,400	16,669,056
United Technologies Corp.	94,617	11,890,518
		153,446,649
Air Freight & Logistics - 1.9%
Air Freight & Logistics - 1.9%
United Parcel Service, Inc. Class B	111,700	12,309,340
Airlines - 3.7%
Airlines - 3.7%
Delta Air Lines, Inc.	137,000	6,792,460
Southwest Airlines Co.	177,800	9,963,912
Spirit Airlines, Inc. (a)	114,700	6,451,875
		23,208,247
Building Products - 2.6%
Building Products - 2.6%
Allegion PLC	87,400	7,862,504
Jeld-Wen Holding, Inc. (a)	35,853	724,589
Lennox International, Inc.	31,500	7,725,375
		16,312,468
Commercial Services & Supplies - 3.2%
Diversified Support Services - 1.1%
Cintas Corp.	33,057	6,829,576
Environmental & Facility Services - 2.1%
Waste Connection, Inc. (United States)	161,400	13,460,760

TOTAL COMMERCIAL SERVICES & SUPPLIES		20,290,336

Construction & Engineering - 1.9%
Construction & Engineering - 1.9%
Fluor Corp.	49,600	1,864,960
Jacobs Engineering Group, Inc.	97,585	7,199,821
KBR, Inc.	148,600	2,936,336
		12,001,117
Electrical Equipment - 11.4%
Electrical Components & Equipment - 11.4%
AMETEK, Inc.	404,354	32,178,491
Emerson Electric Co.	297,800	20,295,070
Fortive Corp.	238,210	19,430,790
		71,904,351
Industrial Conglomerates - 12.8%
Industrial Conglomerates - 12.8%
3M Co.	25,200	5,226,228
General Electric Co.	2,209,739	22,959,188
Honeywell International, Inc.	129,859	20,007,376
ITT, Inc.	256,771	14,831,093
Roper Technologies, Inc.	54,700	17,703,655
		80,727,540
Machinery - 17.7%
Agricultural & Farm Machinery - 2.7%
Deere & Co.	103,700	17,010,948
Construction Machinery & Heavy Trucks - 3.1%
Allison Transmission Holdings, Inc.	60,300	2,996,910
Caterpillar, Inc.	99,200	13,624,128
WABCO Holdings, Inc. (a)	13,700	1,884,161
Wabtec Corp.	11,868	869,450
		19,374,649
Industrial Machinery - 11.9%
Flowserve Corp.	195,900	8,699,919
Gardner Denver Holdings, Inc. (a)	303,400	8,146,290
IDEX Corp.	200,763	28,929,948
Ingersoll-Rand PLC	271,000	28,606,760
Xylem, Inc.	12,500	944,375
		75,327,292

TOTAL MACHINERY		111,712,889

Professional Services - 1.2%
Research & Consulting Services - 1.2%
IHS Markit Ltd. (a)	41,308	2,196,346
Nielsen Holdings PLC	202,000	5,292,400
		7,488,746
Road & Rail - 14.8%
Railroads - 13.2%
CSX Corp.	294,700	21,415,849
Norfolk Southern Corp.	137,000	24,564,100
Union Pacific Corp.	226,400	37,967,280
		83,947,229
Trucking - 1.6%
J.B. Hunt Transport Services, Inc.	52,700	5,674,209
Knight-Swift Transportation Holdings, Inc. Class A	128,700	4,328,181
		10,002,390

TOTAL ROAD & RAIL		93,949,619

Trading Companies & Distributors - 3.7%
Trading Companies & Distributors - 3.7%
HD Supply Holdings, Inc. (a)	542,500	23,332,925
TOTAL COMMON STOCKS
(Cost $505,111,651)		626,684,227

Money Market Funds - 0.9%
Fidelity Cash Central Fund, 2.44% (b)
(Cost $5,949,626)	5,948,436	5,949,626
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $511,061,277)		632,633,853
NET OTHER ASSETS (LIABILITIES) - 0.0%		(164,064)
NET ASSETS - 100%		$632,469,789

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$80,488
Fidelity Securities Lending Cash Central Fund	63,435
Total	$143,923

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Industrials Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $505,111,651)	$626,684,227
Fidelity Central Funds (cost $5,949,626)	5,949,626
Total Investment in Securities (cost $511,061,277)		$632,633,853
Receivable for investments sold		1,003,822
Receivable for fund shares sold		517,943
Dividends receivable		1,348,991
Distributions receivable from Fidelity Central Funds		9,339
Prepaid expenses		8,725
Other receivables		74,865
Total assets		635,597,538
Liabilities
Payable for investments purchased	$1,900,313
Payable for fund shares redeemed	728,148
Accrued management fee	278,412
Other affiliated payables	104,723
Other payables and accrued expenses	116,153
Total liabilities		3,127,749
Net Assets		$632,469,789
Net Assets consist of:
Paid in capital		$517,579,531
Total distributable earnings (loss)		114,890,258
Net Assets, for 18,688,115 shares outstanding		$632,469,789
Net Asset Value, offering price and redemption price per share ($632,469,789 ÷ 18,688,115 shares)		$33.84

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$11,007,174
Non-Cash dividends		910,038
Income from Fidelity Central Funds		143,923
Total income		12,061,135
Expenses
Management fee	$3,883,593
Transfer agent fees	1,251,899
Accounting and security lending fees	255,623
Custodian fees and expenses	19,567
Independent trustees' fees and expenses	4,267
Registration fees	29,317
Audit	47,139
Legal	13,219
Miscellaneous	6,717
Total expenses before reductions	5,511,341
Expense reductions	(67,690)
Total expenses after reductions		5,443,651
Net investment income (loss)		6,617,484
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	16,555,569
Redemptions in-kind with affiliated entities	79,998,333
Fidelity Central Funds	(764)
Foreign currency transactions	(50,198)
Total net realized gain (loss)		96,502,940
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(119,039,629)
Assets and liabilities in foreign currencies	(20)
Total change in net unrealized appreciation (depreciation)		(119,039,649)
Net gain (loss)		(22,536,709)
Net increase (decrease) in net assets resulting from operations		$(15,919,225)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,617,484	$5,526,016
Net realized gain (loss)	96,502,940	75,756,347
Change in net unrealized appreciation (depreciation)	(119,039,649)	33,436,197
Net increase (decrease) in net assets resulting from operations	(15,919,225)	114,718,560
Distributions to shareholders	(65,750,180)	–
Distributions to shareholders from net investment income	–	(5,401,531)
Distributions to shareholders from net realized gain	–	(43,099,432)
Total distributions	(65,750,180)	(48,500,963)
Share transactions
Proceeds from sales of shares	81,696,031	196,779,599
Net asset value of shares issued in exchange for the net assets of Industrial Equipment Portfolio (note 10)	–	186,045,666
Reinvestment of distributions	62,911,721	46,751,393
Cost of shares redeemed	(507,418,619)	(425,264,580)
Net increase (decrease) in net assets resulting from share transactions	(362,810,867)	4,312,078
Total increase (decrease) in net assets	(444,480,272)	70,529,675
Net Assets
Beginning of period	1,076,950,061	1,006,420,386
End of period	$632,469,789	$1,076,950,061
Other Information
Undistributed net investment income end of period		$1,342,839
Shares
Sold	2,374,933	5,592,749
Issued in exchange for the shares of Industrial Equipment Portfolio (note 10)	–	4,761,855
Issued in reinvestment of distributions	1,933,852	1,349,204
Redeemed	(14,757,500)	(12,414,624)
Net increase (decrease)	(10,448,715)	(710,816)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Industrials Portfolio

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$36.96	$33.72	$28.10	$32.69	$33.69
Income from Investment Operations
Net investment income (loss)B	.32	.21	.26	.24	.22
Net realized and unrealized gain (loss)	(.70)	4.95	6.76	(2.90)	2.44
Total from investment operations	(.38)	5.16	7.02	(2.66)	2.66
Distributions from net investment income	(.25)	(.22)	(.19)	(.20)	(.23)
Distributions from net realized gain	(2.49)	(1.71)	(1.21)	(1.73)	(3.43)
Total distributions	(2.74)	(1.92)C	(1.40)	(1.93)	(3.66)
Redemption fees added to paid in capitalB	–	–	–D	–D	–D
Net asset value, end of period	$33.84	$36.96	$33.72	$28.10	$32.69
Total ReturnE	(.45)%	15.73%	25.18%	(8.29)%	8.74%
Ratios to Average Net AssetsF,G
Expenses before reductions	.76%	.77%	.77%	.77%	.78%
Expenses net of fee waivers, if any	.76%	.77%	.77%	.76%	.78%
Expenses net of all reductions	.75%	.77%	.77%	.76%	.78%
Net investment income (loss)	.92%	.60%	.83%	.79%	.68%
Supplemental Data
Net assets, end of period (000 omitted)	$632,470	$1,076,950	$1,006,420	$978,550	$1,142,689
Portfolio turnover rateH	88%I	64%J	62%I	75%I	72%I

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.92 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $1.705 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Transportation Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Transportation Portfolio	6.85%	10.55%	20.13%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Transportation Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$62,570	Transportation Portfolio
$46,739	S&P 500® Index

Transportation Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Matthew Moulis:  For the fiscal year, the fund gained 6.85%, topping the 4.73% return of the MSCI U.S. IMI Transportation 25/50 Linked Index, and also outpacing the S&P 500®. Versus the MSCI industry index, stock selection and an underweighting in air freight & logistics gave the fund its biggest lift. Overweighting railroads – the top-performing industry in the MSCI index this period, with a return of roughly 31% – and underweighting trucking stocks also helped. At the individual stock level, a large underweighting in the weak-performing shares of XPO Logistics was the fund’s top relative contributor. The company lowered its financial estimates twice in recent months, as it lost a key customer in Europe and the general environment there deteriorated. Underweighting FedEx also worked to the fund’s benefit this period, as did overweighted exposure to Spirit Airlines – which I purchased for the fund beginning in April – and American Airlines Group. Conversely, positioning in airport services nicked us a bit. Among individual holdings, a large underweighting in the strong-performing shares of United Continental Holdings, parent company of United Airlines, worked against us. Underweighting rail carrier Union Pacific also detracted on a relative basis, given this stock’s strong advance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Transportation Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
Union Pacific Corp.	17.5
United Parcel Service, Inc. Class B	12.5
Norfolk Southern Corp.	6.0
C.H. Robinson Worldwide, Inc.	5.9
Southwest Airlines Co.	5.1
CSX Corp.	5.0
FedEx Corp.	4.9
J.B. Hunt Transport Services, Inc.	4.7
American Airlines Group, Inc.	4.6
Genesee & Wyoming, Inc. Class A	3.9
70.1

Top Industries (% of fund's net assets)

As of February 28, 2019
Road & Rail	43.7%
Air Freight & Logistics	27.4%
Airlines	22.1%
Transportation Infrastructure	1.2%
Marine	1.1%
All Others*	4.5%

* Includes short-term investments and net other assets (liabilities).

Transportation Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
Air Freight & Logistics - 27.4%
Air Freight & Logistics - 27.4%
Air Transport Services Group, Inc. (a)	23,000	$535,210
Atlas Air Worldwide Holdings, Inc. (a)	64,600	3,471,604
C.H. Robinson Worldwide, Inc.	293,196	26,499,054
Echo Global Logistics, Inc. (a)	314,000	7,542,280
FedEx Corp.	121,550	22,000,550
Forward Air Corp.	20,744	1,341,100
Hub Group, Inc. Class A (a)	76,200	3,275,076
United Parcel Service, Inc. Class B	511,800	56,400,360
XPO Logistics, Inc. (a)	52,300	2,633,305
		123,698,539
Airlines - 22.1%
Airlines - 22.1%
Alaska Air Group, Inc.	80,300	4,954,510
American Airlines Group, Inc.	581,000	20,701,030
Delta Air Lines, Inc.	284,802	14,120,483
Hawaiian Holdings, Inc.	33,700	1,002,575
JetBlue Airways Corp. (a)	573,400	9,575,780
Mesa Air Group, Inc.	215,200	2,167,064
SkyWest, Inc.	151,700	8,197,868
Southwest Airlines Co.	407,300	22,825,092
Spirit Airlines, Inc. (a)	268,900	15,125,625
United Continental Holdings, Inc. (a)	14,000	1,229,340
		99,899,367
Auto Components - 0.4%
Auto Parts & Equipment - 0.4%
Hertz Global Holdings, Inc. (a)	84,400	1,612,040
Commercial Services & Supplies - 0.3%
Diversified Support Services - 0.3%
Boyd Group Income Fund	13,400	1,240,871
Machinery - 0.3%
Construction Machinery & Heavy Trucks - 0.3%
Allison Transmission Holdings, Inc.	24,800	1,232,560
Marine - 1.1%
Marine - 1.1%
Kirby Corp. (a)	47,500	3,525,450
Matson, Inc.	43,295	1,563,382
		5,088,832
Road & Rail - 43.7%
Railroads - 34.9%
CSX Corp.	310,719	22,579,950
Genesee & Wyoming, Inc. Class A (a)	212,000	17,384,000
Kansas City Southern	105,100	11,418,064
Norfolk Southern Corp.	150,150	26,921,895
Union Pacific Corp.	471,595	79,086,482
		157,390,391
Trucking - 8.8%
AMERCO	6,800	2,615,212
Avis Budget Group, Inc. (a)	62,100	2,224,422
J.B. Hunt Transport Services, Inc.	199,000	21,426,330
Knight-Swift Transportation Holdings, Inc. Class A	120,100	4,038,963
Landstar System, Inc.	33,800	3,673,384
Ryder System, Inc.	84,000	5,221,440
YRC Worldwide, Inc. (a)	97,600	748,592
		39,948,343

TOTAL ROAD & RAIL		197,338,734

Transportation Infrastructure - 1.2%
Airport Services - 1.2%
Macquarie Infrastructure Co. LLC	130,500	5,336,145
TOTAL COMMON STOCKS
(Cost $279,269,032)		435,447,088

Money Market Funds - 3.3%
Fidelity Cash Central Fund, 2.44% (b)
(Cost $14,697,735)	14,694,796	14,697,735
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $293,966,767)		450,144,823
NET OTHER ASSETS (LIABILITIES) - 0.2%		1,046,841
NET ASSETS - 100%		$451,191,664

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$287,311
Fidelity Securities Lending Cash Central Fund	4,487
Total	$291,798

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $279,269,032)	$435,447,088
Fidelity Central Funds (cost $14,697,735)	14,697,735
Total Investment in Securities (cost $293,966,767)		$450,144,823
Cash		815
Receivable for fund shares sold		445,599
Dividends receivable		1,442,658
Distributions receivable from Fidelity Central Funds		32,229
Prepaid expenses		4,277
Total assets		452,070,401
Liabilities
Payable for fund shares redeemed	$557,350
Accrued management fee	202,489
Transfer agent fee payable	69,771
Other affiliated payables	14,587
Other payables and accrued expenses	34,540
Total liabilities		878,737
Net Assets		$451,191,664
Net Assets consist of:
Paid in capital		$284,337,481
Total distributable earnings (loss)		166,854,183
Net Assets, for 4,728,743 shares outstanding		$451,191,664
Net Asset Value, offering price and redemption price per share ($451,191,664 ÷ 4,728,743 shares)		$95.41

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$7,551,254
Income from Fidelity Central Funds		291,798
Total income		7,843,052
Expenses
Management fee	$2,556,671
Transfer agent fees	906,514
Accounting and security lending fees	184,232
Custodian fees and expenses	7,953
Independent trustees' fees and expenses	2,680
Registration fees	29,807
Audit	49,153
Legal	3,139
Interest	728
Miscellaneous	4,134
Total expenses before reductions	3,745,011
Expense reductions	(22,762)
Total expenses after reductions		3,722,249
Net investment income (loss)		4,120,803
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	35,677,874
Fidelity Central Funds	201
Foreign currency transactions	120
Total net realized gain (loss)		35,678,195
Change in net unrealized appreciation (depreciation) on investment securities		(13,313,644)
Net gain (loss)		22,364,551
Net increase (decrease) in net assets resulting from operations		$26,485,354

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,120,803	$4,414,310
Net realized gain (loss)	35,678,195	54,399,996
Change in net unrealized appreciation (depreciation)	(13,313,644)	(491,145)
Net increase (decrease) in net assets resulting from operations	26,485,354	58,323,161
Distributions to shareholders	(46,373,355)	–
Distributions to shareholders from net investment income	–	(3,594,752)
Distributions to shareholders from net realized gain	–	(25,696,815)
Total distributions	(46,373,355)	(29,291,567)
Share transactions
Proceeds from sales of shares	101,838,716	129,618,153
Reinvestment of distributions	43,939,054	27,926,461
Cost of shares redeemed	(186,853,315)	(317,501,802)
Net increase (decrease) in net assets resulting from share transactions	(41,075,545)	(159,957,188)
Redemption fees	–	13,501
Total increase (decrease) in net assets	(60,963,546)	(130,912,093)
Net Assets
Beginning of period	512,155,210	643,067,303
End of period	$451,191,664	$512,155,210
Other Information
Undistributed net investment income end of period		$1,226,779
Shares
Sold	1,020,111	1,302,357
Issued in reinvestment of distributions	490,031	280,882
Redeemed	(1,950,861)	(3,330,145)
Net increase (decrease)	(440,719)	(1,746,906)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Transportation Portfolio

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$99.07	$92.98	$73.25	$94.04	$76.28
Income from Investment Operations
Net investment income (loss)B	.85	.78	.63	.50	.46
Net realized and unrealized gain (loss)	5.05	10.83	20.86	(15.81)	19.67
Total from investment operations	5.90	11.61	21.49	(15.31)	20.13
Distributions from net investment income	(.78)	(.67)	(.38)	(.52)	(.34)
Distributions from net realized gain	(8.78)	(4.85)	(1.39)	(4.95)	(2.04)
Total distributions	(9.56)	(5.52)	(1.77)	(5.48)C	(2.38)
Redemption fees added to paid in capitalB	–	–D	.01	–D	.01
Net asset value, end of period	$95.41	$99.07	$92.98	$73.25	$94.04
Total ReturnE	6.85%	12.48%	29.40%	(16.28)%	26.80%
Ratios to Average Net AssetsF,G
Expenses before reductions	.79%	.80%	.83%	.81%	.81%
Expenses net of fee waivers, if any	.79%	.80%	.83%	.81%	.81%
Expenses net of all reductions	.78%	.80%	.82%	.80%	.81%
Net investment income (loss)	.87%	.80%	.76%	.60%	.53%
Supplemental Data
Net assets, end of period (000 omitted)	$451,192	$512,155	$643,067	$408,171	$1,146,633
Portfolio turnover rateH	58%	47%	104%	80%	72%I

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $5.48 per share is comprised of distributions from net investment income of $.521 and distributions from net realized gain of $4.954 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2019

1. Organization.

Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrials Portfolio, and Transportation Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds.

Effective August 10, 2018, Defense and Aerospace Portfolio underwent a 10 for 1 share split. The effect of the share split transaction was to multiply the number of outstanding shares of Defense and Aerospace Portfolio by a split factor of 10:1, with a corresponding decrease in net asset value (NAV) per share. This event does not impact the overall net assets of Defense and Aerospace Portfolio. The per share data presented in the Financial Highlights and Share activity presented in the Statements of Changes in Net Assets for Defense and Aerospace Portfolio have been retroactively adjusted to reflect this share split.

2. Investments in Fidelity Central Funds.

The Funds invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2019, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in each Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in each accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Defense and Aerospace Portfolio	$82,900
Industrials Portfolio	74,635

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2019, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, redemptions in kind, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Air Transportation Portfolio	$216,450,257	$94,357,993	$(4,662,473)	$89,695,520
Defense and Aerospace Portfolio	1,924,824,622	927,533,651	(55,877,900)	871,655,751
Environment and Alternative Energy Portfolio	138,201,190	26,725,304	(3,038,792)	23,686,512
Industrials Portfolio	513,183,562	129,687,936	(10,237,645)	119,450,291
Transportation Portfolio	296,325,458	165,040,910	(11,221,545)	153,819,365

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Air Transportation Portfolio	$591,383	$2,359,969	$89,695,520
Defense and Aerospace Portfolio	–	–	871,655,156
Environment and Alternative Energy Portfolio	355,662	2,636,160	23,685,212
Industrials Portfolio	–	–	119,450,265
Transportation Portfolio	1,128,181	11,906,637	153,819,365

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2018 to February 28, 2019. Loss deferrals were as follows:

Capital losses
Defense and Aerospace Portfolio	$(12,080,856)
Industrials Portfolio	(4,485,372)

The tax character of distributions paid was as follows:

February 28, 2019
	Ordinary Income	Long-term Capital Gains	Total
Air Transportation Portfolio	$9,453,579	$26,201,948	$35,655,527
Defense and Aerospace Portfolio	46,737,621	211,813,331	258,550,952
Environment and Alternative Energy Portfolio	2,257,022	6,196,986	8,454,008
Industrials Portfolio	11,514,105	54,236,075	65,750,180
Transportation Portfolio	5,383,802	40,989,553	46,373,355

February 28, 2018
	Ordinary Income	Long-term Capital Gains	Total
Air Transportation Portfolio	$5,548,777	$29,647,019	$35,195,796
Defense and Aerospace Portfolio	19,819,026	65,447,045	85,266,071
Environment and Alternative Energy Portfolio	4,709,514	6,190,274	10,899,788
Industrials Portfolio	6,232,259	42,268,704	48,500,963
Transportation Portfolio	3,759,198	25,532,369	29,291,567

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Funds' financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Air Transportation Portfolio	101,590,648	181,892,566
Defense and Aerospace Portfolio	1,206,631,181	1,506,705,366
Environment and Alternative Energy Portfolio	93,648,882	123,060,579
Industrials Portfolio	637,013,575	784,349,609
Transportation Portfolio	266,741,581	346,086,903

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Air Transportation Portfolio	.30%	.24%	.54%
Defense and Aerospace Portfolio	.30%	.24%	.54%
Environment and Alternative Energy Portfolio	.30%	.24%	.54%
Industrials Portfolio	.30%	.24%	.54%
Transportation Portfolio	.30%	.24%	.54%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Air Transportation Portfolio	.21%
Defense and Aerospace Portfolio	.17%
Environment and Alternative Energy Portfolio	.23%
Industrials Portfolio	.17%
Transportation Portfolio	.19%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Air Transportation Portfolio	.04
Defense and Aerospace Portfolio	.03
Environment and Alternative Energy Portfolio	.04
Industrials Portfolio	.04
Transportation Portfolio	.04

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Air Transportation Portfolio	$2,932
Defense and Aerospace Portfolio	28,099
Environmental and Alternative Energy Portfolio	1,682
Industrials Portfolio	19,112
Transportation Portfolio	8,765

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Defense and Aerospace Portfolio	Borrower	$10,724,750	2.51%	$8,970
Environment and Alternative Energy Portfolio	Borrower	7,051,333	1.80%	1,058
Transportation Portfolio	Borrower	13,468,000	1.95%	728

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 8,024,186 shares of Industrials Portfolio were redeemed in-kind for investments and cash with a value of $278,038,031. The net realized gain of $79,998,333 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Industrials Portfolio recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment advisor reimbursed Defense and Aerospace Portfolio for certain losses in the amount of $1,420.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Air Transportation Portfolio	$926
Defense and Aerospace Portfolio	7,682
Environment and Alternative Energy Portfolio	437
Industrials Portfolio	2,170
Transportation Portfolio	1,341

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Security lending activity was as follows:

Total Security Lending Income
Air Transportation Portfolio	$796
Defense and Aerospace Portfolio	26,941
Environment and Alternative Energy Portfolio	6,223
Industrials Portfolio	63,435
Transportation Portfolio	4,487

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Air Transportation Portfolio	$10,534	$26
Defense and Aerospace Portfolio	59,361	3,563
Environment and Alternative Energy Portfolio	9,851	–
Industrials Portfolio	60,662	–
Transportation Portfolio	18,095	485

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Air Transportation Portfolio	$2,932
Defense and Aerospace Portfolio	20,507
Environment and Alternative Energy Portfolio	1,352
Industrials Portfolio	7,028
Transportation Portfolio	4,182

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

10. Prior Year Merger Information.

On January 26, 2018, Industrials Portfolio acquired all of the assets and assumed all of the liabilities of Industrial Equipment Portfolio ("Target Fund") pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board"). The acquisition was accomplished by an exchange of shares then outstanding of the Target Fund at its respective net asset value on the acquisition date. The reorganization provides shareholders of the Target Fund access to a larger portfolio with a similar investment objective. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets of $186,045,666, including securities of $186,126,516 and unrealized appreciation of $32,401,431 was combined with the Fund's net assets of $965,428,804 for total net assets after the acquisition of $1,151,474,470.

Pro forma results of operations of the combined entity for the entire period ended February 28, 2018, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$6,705,094
Total net realized gain (loss)	101,913,604
Total change in net unrealized appreciation (depreciation)	40,445,283
Net increase (decrease) in net assets resulting from operations	$149,063,981

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Industrial Portfolio's accompanying Statement of Operations since January 26, 2018.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolio and Shareholders of Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrials Portfolio, Transportation Portfolio:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio, Industrials Portfolio and Transportation Portfolio (five of the funds constituting Fidelity Select Portfolio, hereafter collectively referred to as the "Funds") as of February 28, 2019, the related statements of operations for the year ended February 28, 2019, the statements of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2019 and each of the financial highlights for each of the five years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 15, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 287 funds. Mr. Wiley oversees 195 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2018

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2018

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2018 to February 28, 2019).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioA	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During Period-B September 1, 2018 to February 28, 2019
Air Transportation Portfolio	.81%
Actual		$1,000.00	$977.60	$3.97
Hypothetical-C		$1,000.00	$1,020.78	$4.06
Defense and Aerospace Portfolio	.75%
Actual		$1,000.00	$1,038.00	$3.79
Hypothetical-C		$1,000.00	$1,021.08	$3.76
Environment and Alternative Energy Portfolio	.86%
Actual		$1,000.00	$1,003.00	$4.27
Hypothetical-C		$1,000.00	$1,020.53	$4.31
Industrials Portfolio	.77%
Actual		$1,000.00	$972.60	$3.77
Hypothetical-C		$1,000.00	$1,020.98	$3.86
Transportation Portfolio	.79%
Actual		$1,000.00	$946.40	$3.81
Hypothetical-C		$1,000.00	$1,020.88	$3.96

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Air Transportation Portfolio	04/15/19	04/12/19	$0.150	$0.598
Defense and Aerospace Portfolio	04/15/19	04/12/19	$0.000	$0.000
Environment and Alternative Energy Portfolio	04/15/19	04/12/19	$0.048	$0.351
Industrials Portfolio	04/15/19	04/12/19	$0.000	$0.000
Transportation Portfolio	04/15/19	04/12/19	$0.245	$2.581

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2019, or, if subsequently determined to be different, the net capital gain of such year.

Air Transportation Portfolio	$18,041,234
Defense and Aerospace Portfolio	$164,074,768
Environment and Alternative Energy Portfolio	$7,610,264
Industrials Portfolio	$22,062,036
Transportation Portfolio	$36,601,525

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2018	December 2018
Air Transportation Portfolio	13%	100%
Defense and Aerospace Portfolio	28%	100%
Environment and Alternative Energy Portfolio	27%	100%
Industrials Portfolio	90%	100%
Transportation Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2018	December 2018
Air Transportation Portfolio	13%	100%
Defense and Aerospace Portfolio	34%	100%
Environment and Alternative Energy Portfolio	44%	100%
Industrials Portfolio	98%	100%
Transportation Portfolio	100%	100%

The funds will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Air Transportation Portfolio
Defense and Aerospace Portfolio
Environment and Alternative Energy Portfolio
Industrials Portfolio
Transportation Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. SelectCo and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Industrials Portfolio had a portfolio manager change in November 2018. The Board will continue to monitor closely each fund's performance, taking into account the portfolio manager change.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against an appropriate securities market index ("benchmark index"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below.

Air Transportation Portfolio

The Board considered the fund's underperformance for different time periods based on the June 30, 2018 data presented above and based on earlier periods ended prior to June 30, 2018. The Board noted that the fund's underperformance has continued since the Board approved the management contract in 2018. The Board's discussions with SelectCo regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; attribution reports on contributors to the fund's underperformance; and the applicable portfolio manager's explanation of his or her underperformance. The Board engages with SelectCo on steps that might be taken to address a fund's underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the effect of any remedial actions and other relevant factors.

Defense and Aerospace Portfolio

The Board considered the fund's underperformance for different time periods based on the June 30, 2018 data presented above and based on earlier periods ended prior to June 30, 2018. The Board noted that the fund's underperformance has continued since the Board approved the management contract in 2017 and 2018. The Board's discussions with SelectCo regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; attribution reports on contributors to the fund's underperformance; and the applicable portfolio manager's explanation of his or her underperformance. The Board engages with SelectCo on steps that might be taken to address a fund's underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the effect of any remedial actions and other relevant factors.

Environment and Alternative Energy Portfolio

The Board considered the fund’s underperformance for different time periods based on the June 30, 2018 data presented above and based on earlier periods ended prior to June 30, 2018. The Board noted that the fund’s underperformance has continued since the Board approved the management contract in 2017 and 2018. The Board’s discussions with SelectCo regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund’s portfolio manager(s); broader trends in the market that may adversely impact a fund’s performance; attribution reports on contributors to the fund’s underperformance; and the applicable portfolio manager’s explanation of his or her underperformance. The Board engages with SelectCo on steps that might be taken to address a fund’s underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the effect of any remedial actions and other relevant factors.

Industrials Portfolio

The Board considered the fund's underperformance for different time based on time periods ended prior to June 30, 2018 (which periods are not shown in the chart above). The Board noted that the fund's underperformance has continued since the Board approved the management contract in 2017 and 2018. The Board's discussions with SelectCo regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; attribution reports on contributors to the fund's underperformance; and the applicable portfolio manager's explanation of his or her underperformance. The Board engages with SelectCo on steps that might be taken to address a fund's underperformance. The Board noted that the fund's more recent performance had improved.

Transportation Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Air Transportation Portfolio

Defense and Aerospace Portfolio

Environment and Alternative Energy Portfolio

Industrials Portfolio

Transportation Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

SELCI-ANN-0419
1.813657.114

Fidelity® Select Portfolios®
Information Technology Sector

Communications Equipment Portfolio

Computers Portfolio

IT Services Portfolio

Semiconductors Portfolio

Software and IT Services Portfolio

Technology Portfolio

Annual Report

February 28, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Communications Equipment Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Computers Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
IT Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Semiconductors Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Software and IT Services Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Technology Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Communications Equipment Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Communications Equipment Portfolio	11.11%	9.53%	16.70%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Communications Equipment Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$46,843	Communications Equipment Portfolio
$46,739	S&P 500® Index

Communications Equipment Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Caroline Tall:  For the fiscal year, the fund gained 11.11%, trailing the 13.84% return of the MSCI North America IMI + ADR Custom Communications Equipment 25/50 Linked Index, but handily outpacing the broad-based S&P 500®. Versus the MSCI industry index, stock selection in the fund’s core communications equipment category detracted most. Non-index exposure to semiconductors and to IT consulting & other services hurt to a much lesser extent. CommScope Holding was the fund’s largest detractor by a wide margin. Shares of the maker of cables, antennas and other network-infrastructure equipment fell sharply in November, after the company reported third-quarter financial results that were below expectations. Other notable detractors included untimely positioning in Ericsson, along with underweightings in Ciena and Nokia. Conversely, out-of-index exposure to several groups – notably, electronic manufacturing services – modestly lifted the fund’s relative result. A cash position of 1%, on average, also helped in a volatile market. The fund’s top contributor versus the index was an underweighted position in Arista Networks, which recorded a roughly 6% index return this period. I considerably increased this position by the end of February, moving from an underweighting to an overweighting. The company sells equipment and software for data-center management. I’ll also mention an out-of-index position in Fabrinet. Shares of this contract manufacturer specializing in optical components posted a 59% gain for the fund until I eliminated the position.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On January 1, 2019, Caroline Tall became sole Portfolio Manager of the fund, after having served as Co-Manager alongside Colin Anderson since July 31, 2018.

Communications Equipment Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
Cisco Systems, Inc.	24.7
Nokia Corp. sponsored ADR	9.0
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	8.9
Arista Networks, Inc.	6.6
F5 Networks, Inc.	4.9
Motorola Solutions, Inc.	4.7
Ubiquiti Networks, Inc.	3.0
Ciena Corp.	2.8
Lumentum Holdings, Inc.	2.7
Acacia Communications, Inc.	2.7
70.0

Top Industries (% of fund's net assets)

As of February 28, 2019
Communications Equipment	93.0%
Semiconductors & Semiconductor Equipment	3.5%
Electronic Equipment & Components	1.3%
Media	0.7%
Software	0.2%
All Others*	1.3%

* Includes short-term investments and net other assets (liabilities).

Communications Equipment Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
Communications Equipment - 93.0%
Communications Equipment - 93.0%
ADTRAN, Inc.	118,000	$1,772,360
Applied Optoelectronics, Inc. (a)(b)	41,900	565,650
Arista Networks, Inc. (a)	50,345	14,360,911
Arris International PLC (a)	178,753	5,662,895
CalAmp Corp. (a)	75,100	1,043,890
Ciena Corp. (a)	141,800	6,049,188
Cisco Systems, Inc.	1,046,599	54,182,430
CommScope Holding Co., Inc. (a)	162,271	3,782,537
Comtech Telecommunications Corp.	70,500	1,868,250
EchoStar Holding Corp. Class A (a)	69,500	2,679,920
Extreme Networks, Inc. (a)	378,700	3,112,914
F5 Networks, Inc. (a)	63,285	10,640,740
Finisar Corp. (a)	158,200	3,874,318
Harmonic, Inc. (a)	251,500	1,388,280
Infinera Corp. (a)	246,014	1,257,132
InterDigital, Inc.	31,900	2,224,387
Juniper Networks, Inc.	143,912	3,897,137
Lumentum Holdings, Inc. (a)	120,063	5,973,134
Motorola Solutions, Inc.	71,959	10,298,772
NETGEAR, Inc. (a)	13,250	475,013
NetScout Systems, Inc. (a)	84,800	2,320,976
Nokia Corp. sponsored ADR (b)	3,231,583	19,680,340
Plantronics, Inc.	69,034	3,468,268
Quantenna Communications, Inc. (a)	178,444	3,238,759
Sierra Wireless, Inc.(a)(b)	298,400	3,764,155
Sonus Networks, Inc. (a)	259,460	1,336,219
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	2,154,680	19,542,948
Ubiquiti Networks, Inc. (b)	45,600	6,584,184
ViaSat, Inc. (a)(b)	53,800	4,064,590
Viavi Solutions, Inc. (a)	336,600	4,419,558
		203,529,855
Electronic Equipment & Components - 1.3%
Electronic Components - 1.3%
Casa Systems, Inc. (a)	137,400	1,400,106
Corning, Inc.	44,200	1,538,602
		2,938,708
Media - 0.7%
Cable & Satellite - 0.7%
Comcast Corp. Class A	41,500	1,604,805
Semiconductors & Semiconductor Equipment - 3.5%
Semiconductors - 3.5%
Acacia Communications, Inc. (a)	111,900	5,969,865
Inphi Corp. (a)	37,600	1,625,072
		7,594,937
Software - 0.2%
Systems Software - 0.2%
Symantec Corp.	24,200	544,258
TOTAL COMMON STOCKS
(Cost $153,354,875)		216,212,563

Money Market Funds - 12.4%
Fidelity Cash Central Fund, 2.44% (c)	3,113,964	3,114,587
Fidelity Securities Lending Cash Central Fund 2.45% (c)(d)	23,987,045	23,989,444
TOTAL MONEY MARKET FUNDS
(Cost $27,104,031)		27,104,031
TOTAL INVESTMENT IN SECURITIES - 111.1%
(Cost $180,458,906)		243,316,594
NET OTHER ASSETS (LIABILITIES) - (11.1)%		(24,371,784)
NET ASSETS - 100%		$218,944,810

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$43,319
Fidelity Securities Lending Cash Central Fund	144,731
Total	$188,050

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	77.8%
Finland	9.0%
Sweden	8.9%
United Kingdom	2.6%
Canada	1.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Communications Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $23,208,500) — See accompanying schedule: Unaffiliated issuers (cost $153,354,875)	$216,212,563
Fidelity Central Funds (cost $27,104,031)	27,104,031
Total Investment in Securities (cost $180,458,906)		$243,316,594
Receivable for investments sold		2,178,499
Receivable for fund shares sold		3,122,030
Dividends receivable		48,771
Distributions receivable from Fidelity Central Funds		9,858
Prepaid expenses		1,788
Total assets		248,677,540
Liabilities
Payable for investments purchased	$5,486,976
Payable for fund shares redeemed	82,652
Accrued management fee	92,561
Other affiliated payables	40,840
Other payables and accrued expenses	39,981
Collateral on securities loaned	23,989,720
Total liabilities		29,732,730
Net Assets		$218,944,810
Net Assets consist of:
Paid in capital		$154,730,020
Total distributable earnings (loss)		64,214,790
Net Assets, for 5,424,507 shares outstanding		$218,944,810
Net Asset Value, offering price and redemption price per share ($218,944,810 ÷ 5,424,507 shares)		$40.36

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$3,069,710
Income from Fidelity Central Funds (including $144,731 from security lending)		188,050
Total income		3,257,760
Expenses
Management fee	$1,179,905
Transfer agent fees	447,684
Accounting and security lending fees	88,678
Custodian fees and expenses	40,911
Independent trustees' fees and expenses	1,219
Registration fees	33,752
Audit	41,769
Legal	2,428
Interest	4,354
Miscellaneous	2,445
Total expenses before reductions	1,843,145
Expense reductions	(24,763)
Total expenses after reductions		1,818,382
Net investment income (loss)		1,439,378
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,601,287
Fidelity Central Funds	(275)
Foreign currency transactions	(4,214)
Total net realized gain (loss)		5,596,798
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	13,337,759
Assets and liabilities in foreign currencies	64
Total change in net unrealized appreciation (depreciation)		13,337,823
Net gain (loss)		18,934,621
Net increase (decrease) in net assets resulting from operations		$20,373,999

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,439,378	$921,400
Net realized gain (loss)	5,596,798	12,965,036
Change in net unrealized appreciation (depreciation)	13,337,823	15,653,779
Net increase (decrease) in net assets resulting from operations	20,373,999	29,540,215
Distributions to shareholders	(15,319,912)	–
Distributions to shareholders from net investment income	–	(1,789,780)
Distributions to shareholders from net realized gain	–	(1,551,482)
Total distributions	(15,319,912)	(3,341,262)
Share transactions
Proceeds from sales of shares	95,495,326	19,613,235
Reinvestment of distributions	14,435,389	3,127,012
Cost of shares redeemed	(105,217,924)	(44,412,551)
Net increase (decrease) in net assets resulting from share transactions	4,712,791	(21,672,304)
Redemption fees	–	509
Total increase (decrease) in net assets	9,766,878	4,527,158
Net Assets
Beginning of period	209,177,932	204,650,774
End of period	$218,944,810	$209,177,932
Other Information
Distributions in excess of net investment income end of period		$(422,185)
Shares
Sold	2,510,396	523,886
Issued in reinvestment of distributions	396,991	89,704
Redeemed	(2,828,010)	(1,266,244)
Net increase (decrease)	79,377	(652,654)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Communications Equipment Portfolio

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$39.13	$34.12	$26.71	$32.99	$31.24
Income from Investment Operations
Net investment income (loss)B	.25	.17	.38	.31	.28
Net realized and unrealized gain (loss)	3.76	5.45C	7.39	(5.64)	3.52
Total from investment operations	4.01	5.62	7.77	(5.33)	3.80
Distributions from net investment income	(.17)D	(.33)	(.36)	(.30)	(.30)
Distributions from net realized gain	(2.61)D	(.28)	–	(.65)	(1.75)
Total distributions	(2.78)	(.61)	(.36)	(.95)	(2.05)
Redemption fees added to paid in capitalB	–	–E	–E	–E	–E
Net asset value, end of period	$40.36	$39.13	$34.12	$26.71	$32.99
Total ReturnF	11.11%	16.71%C	29.24%	(16.38)%	12.49%
Ratios to Average Net AssetsG,H
Expenses before reductions	.84%	.85%	.88%	.90%	.89%
Expenses net of fee waivers, if any	.84%	.85%	.88%	.89%	.89%
Expenses net of all reductions	.83%	.85%	.88%	.89%	.89%
Net investment income (loss)	.66%	.48%	1.27%	1.04%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$218,945	$209,178	$204,651	$169,455	$263,631
Portfolio turnover rateI	71%	56%	38%	30%	42%J

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been 16.67%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Computers Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Computers Portfolio	0.54%	9.58%	18.67%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Computers Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$55,408	Computers Portfolio
$46,739	S&P 500® Index

Computers Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Caroline Tall:  For the fiscal year, the fund gained 0.54%, handily topping the -6.20% return of the FactSet Computers & Peripherals Linked Index, but trailing the broad-based S&P 500®. Versus the FactSet index, stock selection in the fund’s core technology hardware, storage & peripherals segment was the primary contributor the past 12 months. The fund's foreign holdings also helped overall, despite the drag of a broadly stronger U.S. dollar. Our top individual relative contributor was Dell Technologies, which returned about 42% for the fund after being publicly relisted in December. Subsequently, Dell was removed from the FactSet index, and I exited the position. A sizable stake in consumer electronics maker Apple also contributed to our relative result, as did Mellanox Technologies. The latter makes high-speed connectors that facilitate data transmission. Conversely, the fund’s largest relative detractor was Taiwan-based Quanta Computer. An overweighting in this leading manufacturer of relatively generic “white box” equipment for hyperscale data centers proved ill-timed. A small non-index stake in Qualcomm, a maker of wireless infrastructure and chips, also worked against us. I exited this position. Moving to an overweighting in Japan-based Sony detracted as well. The company makes video-game consoles and software, as well as image sensors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On June 1, 2018, Christopher Lin transitioned off of the fund, leaving Caroline Tall as sole Portfolio Manager.

Computers Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
Sony Corp.	16.1
Samsung Electronics Co. Ltd.	15.6
Apple, Inc.	14.4
NetApp, Inc.	4.8
Xiaomi Corp. Class B	4.7
Western Digital Corp.	4.6
HP, Inc.	3.9
Kyocera Corp.	3.6
Seagate Technology LLC	3.5
Mellanox Technologies Ltd.	3.0
74.2

Top Industries (% of fund's net assets)

As of February 28, 2019
Technology Hardware, Storage & Peripherals	63.6%
Household Durables	16.1%
Electronic Equipment & Components	6.4%
Semiconductors & Semiconductor Equipment	5.3%
Communications Equipment	4.7%
All Others*	3.9%

* Includes short-term investments and net other assets (liabilities).

Computers Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
Communications Equipment - 4.7%
Communications Equipment - 4.7%
Xiaomi Corp. Class B (a)	15,141,400	$23,069,670
Electronic Equipment & Components - 6.4%
Electronic Components - 3.6%
Kyocera Corp.	320,300	17,697,796
Technology Distributors - 2.8%
Dell Technologies, Inc. (b)	246,831	13,778,106

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		31,475,902

Household Durables - 16.1%
Consumer Electronics - 16.1%
Sony Corp.	1,649,168	79,185,653
Interactive Media & Services - 1.1%
Interactive Media & Services - 1.1%
Alphabet, Inc. Class A (b)	4,512	5,082,994
Semiconductors & Semiconductor Equipment - 5.3%
Semiconductor Equipment - 2.3%
Entegris, Inc.	110,335	3,898,136
Lam Research Corp.	42,496	7,483,121
		11,381,257
Semiconductors - 3.0%
Mellanox Technologies Ltd. (b)	137,427	14,765,157

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		26,146,414

Software - 1.8%
Application Software - 0.3%
Pegasystems, Inc.	22,428	1,473,744
Systems Software - 1.5%
Microsoft Corp.	67,074	7,514,300

TOTAL SOFTWARE		8,988,044

Technology Hardware, Storage & Peripherals - 63.6%
Technology Hardware, Storage & Peripherals - 63.6%
Apple, Inc.	408,382	70,711,343
ASUSTeK Computer, Inc.	654,718	4,638,662
Canon, Inc.	447,662	12,858,055
Cray, Inc. (b)	53,589	1,314,538
Diebold Nixdorf, Inc. (c)	102,247	939,650
Electronics for Imaging, Inc. (b)	203,469	5,501,802
Fujifilm Holdings Corp.	313,395	14,039,500
Hewlett Packard Enterprise Co.	862,970	14,135,449
HP, Inc.	982,177	19,378,352
Lenovo Group Ltd.	1,152,000	1,037,567
Logitech International SA (Reg.)	292,732	11,007,697
NetApp, Inc.	360,380	23,496,776
Pure Storage, Inc. Class A (b)	249,877	5,117,481
Quanta Computer, Inc.	4,618,668	8,544,066
Ricoh Co. Ltd.	121,884	1,240,349
Samsung Electronics Co. Ltd.	1,919,403	76,912,550
Seagate Technology LLC	366,243	17,052,274
Western Digital Corp.	452,004	22,735,801
Xerox Corp.	70,162	2,168,006
		312,829,918
TOTAL COMMON STOCKS
(Cost $375,364,657)		486,778,595

Money Market Funds - 0.3%
Fidelity Cash Central Fund, 2.44% (d)	1,272,622	1,272,877
Fidelity Securities Lending Cash Central Fund 2.45% (d)(e)	137,761	137,775
TOTAL MONEY MARKET FUNDS
(Cost $1,410,652)		1,410,652
TOTAL INVESTMENT IN SECURITIES - 99.3%
(Cost $376,775,309)		488,189,247
NET OTHER ASSETS (LIABILITIES) - 0.7%		3,591,067
NET ASSETS - 100%		$491,780,314

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $23,069,670 or 4.7% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$77,810
Fidelity Securities Lending Cash Central Fund	2,583
Total	$80,393

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$486,778,595	$348,574,514	$138,204,081	$--
Money Market Funds	1,410,652	1,410,652	--	--
Total Investments in Securities:	$488,189,247	$349,985,166	$138,204,081	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	42.6%
Japan	25.5%
Korea (South)	15.6%
Cayman Islands	4.7%
Ireland	3.5%
Israel	3.0%
Taiwan	2.7%
Switzerland	2.2%
Others (Individually Less Than 1%)	0.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Computers Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $129,167) — See accompanying schedule: Unaffiliated issuers (cost $375,364,657)	$486,778,595
Fidelity Central Funds (cost $1,410,652)	1,410,652
Total Investment in Securities (cost $376,775,309)		$488,189,247
Receivable for investments sold		66,269,058
Receivable for fund shares sold		217,858
Dividends receivable		1,019,577
Distributions receivable from Fidelity Central Funds		6,211
Prepaid expenses		4,524
Other receivables		188,243
Total assets		555,894,718
Liabilities
Payable for investments purchased	$63,453,969
Payable for fund shares redeemed	130,635
Accrued management fee	221,335
Other affiliated payables	83,257
Other payables and accrued expenses	87,433
Collateral on securities loaned	137,775
Total liabilities		64,114,404
Net Assets		$491,780,314
Net Assets consist of:
Paid in capital		$343,833,785
Total distributable earnings (loss)		147,946,529
Net Assets, for 6,484,788 shares outstanding		$491,780,314
Net Asset Value, offering price and redemption price per share ($491,780,314 ÷ 6,484,788 shares)		$75.84

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$8,614,043
Income from Fidelity Central Funds (including $2,583 from security lending)		80,393
Total income		8,694,436
Expenses
Management fee	$2,805,366
Transfer agent fees	871,858
Accounting and security lending fees	199,074
Custodian fees and expenses	44,710
Independent trustees' fees and expenses	2,921
Registration fees	28,473
Audit	46,283
Legal	6,224
Miscellaneous	4,267
Total expenses before reductions	4,009,176
Expense reductions	(14,783)
Total expenses after reductions		3,994,393
Net investment income (loss)		4,700,043
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	119,224,361
Fidelity Central Funds	70
Foreign currency transactions	(3,648)
Total net realized gain (loss)		119,220,783
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(121,864,350)
Assets and liabilities in foreign currencies	(48,823)
Total change in net unrealized appreciation (depreciation)		(121,913,173)
Net gain (loss)		(2,692,390)
Net increase (decrease) in net assets resulting from operations		$2,007,653

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,700,043	$3,955,582
Net realized gain (loss)	119,220,783	45,050,304
Change in net unrealized appreciation (depreciation)	(121,913,173)	66,098,365
Net increase (decrease) in net assets resulting from operations	2,007,653	115,104,251
Distributions to shareholders	(87,948,443)	–
Distributions to shareholders from net investment income	–	(4,051,079)
Distributions to shareholders from net realized gain	–	(53,152,316)
Total distributions	(87,948,443)	(57,203,395)
Share transactions
Proceeds from sales of shares	34,349,889	135,247,709
Reinvestment of distributions	83,463,307	54,503,094
Cost of shares redeemed	(78,423,602)	(182,074,270)
Net increase (decrease) in net assets resulting from share transactions	39,389,594	7,676,533
Redemption fees	–	8,857
Total increase (decrease) in net assets	(46,551,196)	65,586,246
Net Assets
Beginning of period	538,331,510	472,745,264
End of period	$491,780,314	$538,331,510
Other Information
Distributions in excess of net investment income end of period		$(40,577)
Shares
Sold	391,378	1,547,276
Issued in reinvestment of distributions	1,189,565	617,683
Redeemed	(896,723)	(2,059,450)
Net increase (decrease)	684,220	105,509

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Computers Portfolio

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$92.81	$83.01	$62.46	$83.28	$75.46
Income from Investment Operations
Net investment income (loss)B	.81	.67	.73	.69	.45
Net realized and unrealized gain (loss)	(1.67)	19.24	24.69	(18.42)	9.61
Total from investment operations	(.86)	19.91	25.42	(17.73)	10.06
Distributions from net investment income	(.88)C	(.73)C	(.88)	(.80)	(.47)
Distributions from net realized gain	(15.23)C	(9.38)C	(4.00)	(2.29)	(1.77)
Total distributions	(16.11)	(10.11)	(4.87)D	(3.09)	(2.24)
Redemption fees added to paid in capitalB	–	–E	–E	–E	–E
Net asset value, end of period	$75.84	$92.81	$83.01	$62.46	$83.28
Total ReturnF	.54%	24.82%	41.57%	(21.56)%	13.36%
Ratios to Average Net AssetsG,H
Expenses before reductions	.77%	.79%	.81%	.80%	.80%
Expenses net of fee waivers, if any	.77%	.79%	.81%	.80%	.80%
Expenses net of all reductions	.77%	.78%	.81%	.79%	.80%
Net investment income (loss)	.90%	.75%	1.01%	.91%	.57%
Supplemental Data
Net assets, end of period (000 omitted)	$491,780	$538,332	$472,745	$388,554	$808,852
Portfolio turnover rateI	81%	57%	49%	31%	46%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $4.87 per share is comprised of distributions from net investment income of $.879 and distributions from net realized gain of $3.995 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

IT Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
IT Services Portfolio	16.04%	15.98%	22.99%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in IT Services Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$79,181	IT Services Portfolio
$46,739	S&P 500® Index

IT Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Daniel Sherwood:  For the fiscal year, the fund gained 16.04%, topping the 14.33% advance of the MSCI U.S. IMI Information Technology Services 25/50 Index, and handily outpacing the S&P 500®. Versus the MSCI industry index, stock selection in the IT consulting & other services category contributed most the past 12 months, followed by non-index exposure to application software and picks in internet services & infrastructure. Index heavyweight IBM provided by far the biggest boost to performance compared with the MSCI index. The stock returned -7% this period, rewarding our sizable underweighting. Other key relative contributors were out-of-index positions in Luxoft Holding, a provider of software development and IT solutions, and Intuit, maker of the popular TurboTax® tax-preparation software and QuickBooks® bookkeeping software for small businesses. Luxoft was not held at period end. Conversely, an underweighting in the data processing & outsourced services group was the main detractor from relative performance. A small non-index position in human resource & employment services also hurt, as did a small cash position. A sizable overweighting in Cognizant Technology Solutions proved to be our largest individual detractor versus the MSCI index. It also hurt not to own Square for much of the period, as shares of the provider of point-of-sale hardware and software mainly for small businesses gained roughly 76% the past 12 months.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

IT Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
Visa, Inc. Class A	18.7
MasterCard, Inc. Class A	13.6
PayPal Holdings, Inc.	6.5
Cognizant Technology Solutions Corp. Class A	5.1
Accenture PLC Class A	4.4
IBM Corp.	3.6
Worldpay, Inc.	3.2
EPAM Systems, Inc.	2.9
First Data Corp. Class A	2.8
GoDaddy, Inc.	2.6
63.4

Top Industries (% of fund's net assets)

As of February 28, 2019
IT Services	89.4%
Software	7.5%
Professional Services	0.8%
Electronic Equipment & Components	0.3%
All Others*	2.0%

* Includes short-term investments and net other assets (liabilities).

IT Services Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
Electronic Equipment & Components - 0.3%
Technology Distributors - 0.3%
SYNNEX Corp.	97,935	$9,609,382
IT Services - 89.4%
Data Processing & Outsourced Services - 59.9%
Adyen BV (a)	2,500	1,876,793
Alliance Data Systems Corp.	275,948	47,739,004
Amadeus IT Holding SA Class A	800	60,239
Automatic Data Processing, Inc.	445,500	68,174,865
CoreLogic, Inc. (b)	2,700	99,009
Fidelity National Information Services, Inc.	194,100	20,991,915
First Data Corp. Class A (b)	3,234,530	81,316,084
Fiserv, Inc. (b)	429,500	36,374,355
FleetCor Technologies, Inc. (b)	307,400	71,710,272
Genpact Ltd.	1,744,180	57,941,660
Global Payments, Inc.	421,403	54,942,523
Jack Henry & Associates, Inc.	1,600	212,208
MasterCard, Inc. Class A	1,731,200	389,121,824
Paychex, Inc.	3,700	284,974
PayPal Holdings, Inc. (b)	1,907,300	187,048,911
Square, Inc. (b)	302,600	24,583,224
The Western Union Co.	4,900	87,563
Ttec Holdings, Inc.	2,000	68,520
Visa, Inc. Class A	3,625,648	537,030,981
WEX, Inc. (b)	700	124,642
WNS Holdings Ltd. sponsored ADR (b)	854,192	45,101,338
Worldpay, Inc. (b)	970,400	92,964,320
		1,717,855,224
Internet Services & Infrastructure - 4.7%
Akamai Technologies, Inc. (b)	38,000	2,647,080
GoDaddy, Inc. (b)	994,827	74,263,836
VeriSign, Inc. (b)	89,100	15,863,364
Wix.com Ltd. (b)	372,817	40,730,257
		133,504,537
IT Consulting & Other Services - 24.8%
Accenture PLC Class A	771,580	124,517,580
Amdocs Ltd.	367,800	20,438,646
Booz Allen Hamilton Holding Corp. Class A	833,100	44,037,666
Capgemini SA	320,000	38,291,117
Cognizant Technology Solutions Corp. Class A	2,050,232	145,525,467
DXC Technology Co.	538,000	35,432,680
Endava PLC ADR (b)	281,700	8,327,052
EPAM Systems, Inc. (b)	513,000	82,993,140
IBM Corp.	750,950	103,728,724
Leidos Holdings, Inc.	676,425	43,690,291
Liveramp Holdings, Inc. (b)	6,100	327,875
Netcompany Group A/S (a)	47,700	1,740,204
Perspecta, Inc.	14,868	313,715
Science Applications International Corp.	800	59,760
Virtusa Corp. (b)	1,209,170	61,026,810
		710,450,727

TOTAL IT SERVICES		2,561,810,488

Professional Services - 0.8%
Human Resource & Employment Services - 0.3%
WageWorks, Inc. (b)	283,600	9,330,440
Research & Consulting Services - 0.5%
ICF International, Inc.	178,011	13,443,391

TOTAL PROFESSIONAL SERVICES		22,773,831

Software - 7.5%
Application Software - 7.1%
Adobe, Inc. (b)	165,169	43,356,863
Black Knight, Inc. (b)	846,300	44,219,175
Ceridian HCM Holding, Inc. (c)	7,073	346,718
DocuSign, Inc.	143,700	7,925,055
Intuit, Inc.	231,800	57,284,734
Pivotal Software, Inc.	474,600	10,640,532
SS&C Technologies Holdings, Inc.	546,400	33,647,312
Ultimate Software Group, Inc. (b)	21,400	7,094,100
		204,514,489
Systems Software - 0.4%
Zuora, Inc.	413,400	9,822,384

TOTAL SOFTWARE		214,336,873

TOTAL COMMON STOCKS
(Cost $1,542,650,531)		2,808,530,574

Money Market Funds - 1.7%
Fidelity Cash Central Fund, 2.44% (d)	49,003,080	49,012,881
Fidelity Securities Lending Cash Central Fund 2.45% (d)(e)	197,905	197,925
TOTAL MONEY MARKET FUNDS
(Cost $49,210,493)		49,210,806
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $1,591,861,024)		2,857,741,380
NET OTHER ASSETS (LIABILITIES) - 0.3%		9,579,919
NET ASSETS - 100%		$2,867,321,299

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,616,997 or 0.1% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$516,267
Fidelity Securities Lending Cash Central Fund	4,845
Total	$521,112

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.1%
Ireland	4.4%
Bermuda	2.0%
Bailiwick of Jersey	1.6%
Israel	1.4%
France	1.3%
Others (Individually Less Than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

IT Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $191,178) — See accompanying schedule: Unaffiliated issuers (cost $1,542,650,531)	$2,808,530,574
Fidelity Central Funds (cost $49,210,493)	49,210,806
Total Investment in Securities (cost $1,591,861,024)		$2,857,741,380
Receivable for fund shares sold		10,807,125
Dividends receivable		2,308,076
Distributions receivable from Fidelity Central Funds		85,941
Prepaid expenses		19,453
Other receivables		17,665
Total assets		2,870,979,640
Liabilities
Payable for fund shares redeemed	1,759,825
Accrued management fee	1,238,990
Transfer agent fee payable	348,059
Other affiliated payables	67,847
Other payables and accrued expenses	45,695
Collateral on securities loaned	197,925
Total liabilities		3,658,341
Net Assets		$2,867,321,299
Net Assets consist of:
Paid in capital		$1,593,143,544
Total distributable earnings (loss)		1,274,177,755
Net Assets, for 44,139,018 shares outstanding		$2,867,321,299
Net Asset Value, offering price and redemption price per share ($2,867,321,299 ÷ 44,139,018 shares)		$64.96

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$20,163,114
Income from Fidelity Central Funds (including $4,845 from security lending)		521,112
Total income		20,684,226
Expenses
Management fee	$13,933,901
Transfer agent fees	4,241,409
Accounting and security lending fees	767,268
Custodian fees and expenses	36,389
Independent trustees' fees and expenses	14,112
Registration fees	92,583
Audit	49,741
Legal	12,287
Interest	986
Miscellaneous	18,822
Total expenses before reductions	19,167,498
Expense reductions	(60,017)
Total expenses after reductions		19,107,481
Net investment income (loss)		1,576,745
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	94,403,001
Fidelity Central Funds	(1,700)
Foreign currency transactions	(257)
Total net realized gain (loss)		94,401,044
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	266,647,479
Fidelity Central Funds	313
Assets and liabilities in foreign currencies	(1,525)
Total change in net unrealized appreciation (depreciation)		266,646,267
Net gain (loss)		361,047,311
Net increase (decrease) in net assets resulting from operations		$362,624,056

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,576,745	$1,434,598
Net realized gain (loss)	94,401,044	90,645,455
Change in net unrealized appreciation (depreciation)	266,646,267	484,745,291
Net increase (decrease) in net assets resulting from operations	362,624,056	576,825,344
Distributions to shareholders	(111,405,360)	–
Distributions to shareholders from net investment income	–	(863,213)
Distributions to shareholders from net realized gain	–	(62,255,457)
Total distributions	(111,405,360)	(63,118,670)
Share transactions
Proceeds from sales of shares	866,407,438	451,323,420
Reinvestment of distributions	105,563,259	60,224,569
Cost of shares redeemed	(640,019,796)	(404,904,553)
Net increase (decrease) in net assets resulting from share transactions	331,950,901	106,643,436
Total increase (decrease) in net assets	583,169,597	620,350,110
Net Assets
Beginning of period	2,284,151,702	1,663,801,592
End of period	$2,867,321,299	$2,284,151,702
Other Information
Undistributed net investment income end of period		$388,251
Shares
Sold	14,047,200	8,580,519
Issued in reinvestment of distributions	1,880,626	1,157,339
Redeemed	(10,707,678)	(7,927,102)
Net increase (decrease)	5,220,148	1,810,756

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

IT Services Portfolio

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$58.69	$44.84	$37.16	$38.88	$37.86
Income from Investment Operations
Net investment income (loss)B	.04	.04	.13C	(.02)	(.03)
Net realized and unrealized gain (loss)	8.92	15.50	7.68	(.15)	4.06
Total from investment operations	8.96	15.54	7.81	(.17)	4.03
Distributions from net investment income	(.03)	(.02)	(.13)	–	(.01)
Distributions from net realized gain	(2.66)	(1.67)	–	(1.55)	(3.01)
Total distributions	(2.69)	(1.69)	(.13)	(1.55)	(3.01)D
Redemption fees added to paid in capitalB	–	–	–E	–E	–E
Net asset value, end of period	$64.96	$58.69	$44.84	$37.16	$38.88
Total ReturnF	16.04%	35.17%	21.05%	(.59)%	11.16%
Ratios to Average Net AssetsG,H
Expenses before reductions	.74%	.77%	.79%	.81%	.81%
Expenses net of fee waivers, if any	.74%	.77%	.79%	.81%	.81%
Expenses net of all reductions	.74%	.77%	.79%	.80%	.81%
Net investment income (loss)	.06%	.08%	.33%C	(.06)%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$2,867,321	$2,284,152	$1,663,802	$1,894,175	$941,998
Portfolio turnover rateI	26%	26%	27%	24%	56%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividends which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .02%.

 D Total distributions of $3.01 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $3.009 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Semiconductors Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Semiconductors Portfolio	0.19%	19.78%	23.36%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Semiconductors Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$81,578	Semiconductors Portfolio
$46,739	S&P 500® Index

Semiconductors Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Stephen Barwikowski:  For the fiscal year, the fund gained 0.19%, topping the -0.62% return of the MSCI U.S. IMI Semiconductors & Semiconductor Equipment 25/50 Index, but trailing the broad-based S&P 500®. Versus the MSCI index, a sizable underweighting in semiconductor equipment contributed most the past 12 months. Non-index exposure to technology hardware, storage & peripherals and to communications equipment also helped our relative result. The top individual relative contributor by far was also the fund’s largest holding at period end: Broadcom. I bought a lot of additional shares in July, after the stock stumbled when the market was disappointed in the company’s plans to buy CA, a designer of mainframe software. Subsequently, easing concerns about the suitability of the CA deal, together with an aggressive stock-buyback campaign and a meaningful dividend boost, helped our holdings in Broadcom gain roughly 21%. Other notable contributors versus the MSCI index included Inphi, a provider of optical semiconductor components, as well as favorable positioning in two stocks in the semiconductor equipment group: Lam Research and Applied Materials. We increased exposure to both the past 12 months, moving from underweightings to overweightings as of February 28. Conversely, stock selection in semiconductors was the primary relative detractor. A modest out-of-index stake in electronic manufacturing services also worked against us. By far, the largest individual relative detractor this period was Xilinx, a strong-performing index name we avoided for most of the period. An underweighting, on average, in index heavyweight Intel also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Semiconductors Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
Broadcom, Inc.	8.9
Intel Corp.	8.4
Marvell Technology Group Ltd.	8.1
NVIDIA Corp.	7.7
Qualcomm, Inc.	6.4
Applied Materials, Inc.	6.4
NXP Semiconductors NV	4.9
Micron Technology, Inc.	4.8
Analog Devices, Inc.	4.7
Lam Research Corp.	4.3
64.6

Top Industries (% of fund's net assets)

As of February 28, 2019
Semiconductors & Semiconductor Equipment	88.8%
Electronic Equipment & Components	6.0%
Technology Hardware, Storage & Peripherals	0.7%
Interactive Media & Services	0.4%
Electrical Equipment	0.3%
All Others*	3.8%

* Includes short-term investments and net other assets (liabilities).

Semiconductors Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value
Electrical Equipment - 0.3%
Electrical Components & Equipment - 0.3%
Sensata Technologies, Inc. PLC (a)	172,200	$8,735,706
Electronic Equipment & Components - 6.0%
Electronic Manufacturing Services - 6.0%
Flextronics International Ltd. (a)	6,690,900	70,522,086
Jabil, Inc.	2,432,337	69,078,371
TTM Technologies, Inc. (a)	3,550,594	43,033,199
		182,633,656
Interactive Media & Services - 0.4%
Interactive Media & Services - 0.4%
Alphabet, Inc. Class A (a)	11,000	12,392,050
Semiconductors & Semiconductor Equipment - 88.8%
Semiconductor Equipment - 16.0%
Advanced Energy Industries, Inc. (a)	895,800	45,121,446
Applied Materials, Inc.	5,060,000	194,000,400
KLA-Tencor Corp.	714,500	82,517,605
Lam Research Corp.	754,473	132,855,151
MKS Instruments, Inc.	404,200	33,496,054
		487,990,656
Semiconductors - 72.8%
Alpha & Omega Semiconductor Ltd. (a)	1,008,046	10,846,575
Ambarella, Inc. (a)(b)	114,600	4,626,402
Analog Devices, Inc.	1,349,896	144,384,876
Aquantia Corp. (a)	459,500	3,607,075
Broadcom, Inc.	984,000	270,954,242
Cypress Semiconductor Corp.	1,443,600	22,274,748
Dialog Semiconductor PLC (a)	201,100	6,132,551
Inphi Corp. (a)(b)	1,242,395	53,696,312
Intel Corp.	4,818,571	255,191,520
MACOM Technology Solutions Holdings, Inc. (a)(b)	1,461,900	27,907,671
Marvell Technology Group Ltd.	12,470,879	248,794,036
Maxim Integrated Products, Inc.	495,600	26,975,508
MaxLinear, Inc. Class A (a)	121,731	3,060,317
MediaTek, Inc.	347,000	3,132,629
Mellanox Technologies Ltd. (a)	339,100	36,432,904
Microchip Technology, Inc. (b)	1,306,200	113,469,594
Micron Technology, Inc. (a)	3,604,440	147,349,507
Nordic VLSI ASA (a)(b)	760,100	3,233,466
NVIDIA Corp.	1,515,492	233,779,796
NXP Semiconductors NV	1,646,569	150,364,681
O2Micro International Ltd. sponsored ADR (a)	357,607	632,964
ON Semiconductor Corp. (a)	5,677,646	121,955,836
Qorvo, Inc. (a)	630,124	44,196,897
Qualcomm, Inc.	3,656,184	195,203,664
Renesas Electronics Corp. (a)	3,617,925	21,162,581
Sanken Electric Co. Ltd.	494,200	9,629,950
Silicon Motion Technology Corp. sponsored ADR	45,594	1,873,002
Skyworks Solutions, Inc.	343,500	28,050,210
SMART Global Holdings, Inc. (a)	256,800	7,526,808
Synaptics, Inc. (a)	460,200	19,268,574
Tower Semiconductor Ltd. (a)	350,100	6,277,293
United Microelectronics Corp. sponsored ADR (b)	1,344,832	2,487,939
		2,224,480,128

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		2,712,470,784

Technology Hardware, Storage & Peripherals - 0.7%
Technology Hardware, Storage & Peripherals - 0.7%
Western Digital Corp.	408,500	20,547,550
TOTAL COMMON STOCKS
(Cost $2,425,622,734)		2,936,779,746

Money Market Funds - 7.9%
Fidelity Cash Central Fund, 2.44% (c)	113,779,852	113,802,608
Fidelity Securities Lending Cash Central Fund 2.45% (c)(d)	125,554,174	125,566,729
TOTAL MONEY MARKET FUNDS
(Cost $239,369,056)		239,369,337
TOTAL INVESTMENT IN SECURITIES - 104.1%
(Cost $2,664,991,790)		3,176,149,083
NET OTHER ASSETS (LIABILITIES) - (4.1)%		(123,643,385)
NET ASSETS - 100%		$3,052,505,698

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,003,209
Fidelity Securities Lending Cash Central Fund	791,647
Total	$1,794,856

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
MACOM Technology Solutions Holdings, Inc.	$73,590,990	$4,575,966	$43,331,216	$--	$(28,610,364)	$21,682,295	$--
Quantenna Communications, Inc.	48,428,806	--	57,189,441	--	9,361,173	(600,538)	--
Total	$122,019,796	$4,575,966	$100,520,657	$--	$(19,249,191)	$21,081,757	$--

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,936,779,746	$2,933,647,117	$3,132,629	$--
Money Market Funds	239,369,337	239,369,337	--	--
Total Investments in Securities:	$3,176,149,083	$3,173,016,454	$3,132,629	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	80.8%
Bermuda	8.5%
Netherlands	4.9%
Singapore	2.3%
Israel	1.4%
Japan	1.0%
Others (Individually Less Than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Semiconductors Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $122,425,874) — See accompanying schedule: Unaffiliated issuers (cost $2,425,622,734)	$2,936,779,746
Fidelity Central Funds (cost $239,369,056)	239,369,337
Total Investment in Securities (cost $2,664,991,790)		$3,176,149,083
Cash		371,387
Receivable for investments sold		12,495,088
Receivable for fund shares sold		4,933,144
Dividends receivable		5,153,725
Distributions receivable from Fidelity Central Funds		201,686
Prepaid expenses		30,826
Other receivables		190,573
Total assets		3,199,525,512
Liabilities
Payable for investments purchased	$17,750,063
Payable for fund shares redeemed	1,713,867
Accrued management fee	1,345,188
Other affiliated payables	445,904
Other payables and accrued expenses	203,292
Collateral on securities loaned	125,561,500
Total liabilities		147,019,814
Net Assets		$3,052,505,698
Net Assets consist of:
Paid in capital		$2,644,198,496
Total distributable earnings (loss)		408,307,202
Net Assets, for 324,345,373 shares outstanding		$3,052,505,698
Net Asset Value, offering price and redemption price per share ($3,052,505,698 ÷ 324,345,373 shares)		$9.41

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$52,012,790
Income from Fidelity Central Funds (including $791,647 from security lending)		1,794,856
Total income		53,807,646
Expenses
Management fee	$17,704,630
Transfer agent fees	5,136,087
Accounting and security lending fees	973,495
Custodian fees and expenses	78,367
Independent trustees' fees and expenses	18,662
Registration fees	72,305
Audit	44,673
Legal	23,351
Interest	4,037
Miscellaneous	28,183
Total expenses before reductions	24,083,790
Expense reductions	(550,919)
Total expenses after reductions		23,532,871
Net investment income (loss)		30,274,775
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	315,017,459
Fidelity Central Funds	9,847
Other affiliated issuers	(19,249,191)
Foreign currency transactions	(113,040)
Total net realized gain (loss)		295,665,075
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(383,910,989)
Fidelity Central Funds	(10,446)
Other affiliated issuers	21,081,757
Assets and liabilities in foreign currencies	2,695
Total change in net unrealized appreciation (depreciation)		(362,836,983)
Net gain (loss)		(67,171,908)
Net increase (decrease) in net assets resulting from operations		$(36,897,133)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$30,274,775	$15,302,171
Net realized gain (loss)	295,665,075	561,183,337
Change in net unrealized appreciation (depreciation)	(362,836,983)	363,549,432
Net increase (decrease) in net assets resulting from operations	(36,897,133)	940,034,940
Distributions to shareholders	(611,562,086)	–
Distributions to shareholders from net investment income	–	(33,424,828)
Distributions to shareholders from net realized gain	–	(438,241,980)
Total distributions	(611,562,086)	(471,666,808)
Share transactions
Proceeds from sales of shares	593,371,840	1,113,948,684
Reinvestment of distributions	585,226,471	451,720,104
Cost of shares redeemed	(1,130,198,787)	(1,393,950,572)
Net increase (decrease) in net assets resulting from share transactions	48,399,524	171,718,216
Redemption fees	–	107,527
Total increase (decrease) in net assets	(600,059,695)	640,193,875
Net Assets
Beginning of period	3,652,565,393	3,012,371,518
End of period	$3,052,505,698	$3,652,565,393
Other Information
Distributions in excess of net investment income end of period		$(11,289,025)
Shares(a)
Sold	55,572,693	100,161,140
Issued in reinvestment of distributions	66,721,427	41,600,750
Redeemed	(108,362,277)	(128,899,350)
Net increase (decrease)	13,931,843	12,862,540

 (a) Share activity prior to May 11, 2018 has been adjusted to reflect the impact of the 10 for 1 share split that occurred on that date.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Semiconductors Portfolio

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share DataB
Net asset value, beginning of period	$11.77	$10.12	$6.99	$8.95	$6.83
Income from Investment Operations
Net investment income (loss)C	.10	.05	.10	.07	.05
Net realized and unrealized gain (loss)	(.35)	3.24	3.40	(.88)	2.33
Total from investment operations	(.25)	3.29	3.50	(.81)	2.38
Distributions from net investment income	(.06)	(.12)	(.07)	(.08)	(.05)
Distributions from net realized gain	(2.05)	(1.52)	(.30)	(1.07)	(.21)
Total distributions	(2.11)	(1.64)	(.37)	(1.15)	(.26)
Redemption fees added to paid in capitalC	–	–D	–D	–D	–D
Net asset value, end of period	$9.41	$11.77	$10.12	$6.99	$8.95
Total ReturnE	.19%	34.20%	51.79%	(10.44)%	34.91%
Ratios to Average Net AssetsF,G
Expenses before reductions	.73%	.75%	.77%	.77%	.78%
Expenses net of fee waivers, if any	.73%	.75%	.77%	.77%	.78%
Expenses net of all reductions	.72%	.74%	.75%	.74%	.77%
Net investment income (loss)	.92%	.47%	1.19%	.88%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$3,052,506	$3,652,565	$3,012,372	$1,338,175	$2,395,039
Portfolio turnover rateH	130%	110%	110%	179%	132%I

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Software and IT Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Software and IT Services Portfolio	10.90%	15.85%	23.29%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Software and IT Services Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$81,122	Software and IT Services Portfolio
$46,739	S&P 500® Index

Software and IT Services Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Ali Khan:  For the fiscal year, the fund gained 10.90%, lagging the 12.84% result of the MSCI U.S. IMI Software & Services 25/50 Index, but well ahead of the S&P 500®. Buoyed by strong enterprise spending on digital transformation, software and IT services companies topped the broader market the past 12 months. Versus the MSCI index, stock selection detracted, especially within the interactive home entertainment segment. My picks and an overweighting in data processing & outsourced services also hurt. Video-game developer Activision Blizzard was the largest individual relative detractor, as its shares were hampered by the popularity of a competitor's blockbuster title. Elsewhere, holding a lighter-than-index stake in Mastercard also hurt. The company continued to gain market share, especially in emerging markets as the global middle-class expands, and the stock gained 28% this period. I added to the fund's stake in Mastercard the past 12 months, but it remained an underweighting as of February 28. Conversely, choices in internet & direct marketing retail boosted the fund's relative result, partly reflecting my decision to largely avoid e-commerce platform eBay. Faced with continued competitive challenges from Amazon.com, eBay's lackluster growth sent its shares sharply lower this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Software and IT Services Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
Microsoft Corp.	24.1
Visa, Inc. Class A	6.5
Adobe, Inc.	6.1
Salesforce.com, Inc.	4.9
MasterCard, Inc. Class A	4.4
PayPal Holdings, Inc.	4.2
Oracle Corp.	2.7
Alphabet, Inc. Class A	2.5
Cognizant Technology Solutions Corp. Class A	2.3
IBM Corp.	1.9
59.6

Top Industries (% of fund's net assets)

As of February 28, 2019
Software	50.5%
IT Services	30.6%
Interactive Media & Services	4.6%
Entertainment	2.7%
Internet & Direct Marketing Retail	2.5%
All Others*	9.1%

* Includes short-term investments and net other assets (liabilities).

Software and IT Services Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 93.7%
	Shares	Value
Electronic Equipment & Components - 0.5%
Electronic Equipment & Instruments - 0.5%
Trimble, Inc. (a)	821,800	$32,880,218
Entertainment - 2.7%
Interactive Home Entertainment - 2.7%
Activision Blizzard, Inc.	1,809,200	76,239,688
Electronic Arts, Inc. (a)	1,083,700	103,796,786
		180,036,474
Interactive Media & Services - 4.6%
Interactive Media & Services - 4.6%
Alphabet, Inc. Class A (a)	141,900	159,857,445
Facebook, Inc. Class A (a)	386,300	62,368,135
Match Group, Inc. (b)	163,800	9,071,244
Tencent Holdings Ltd.	647,800	27,740,902
Twitter, Inc. (a)	780,700	24,029,946
Zillow Group, Inc.:
Class A (a)	162,500	6,732,375
Class C (a)	211,500	8,840,700
		298,640,747
Internet & Direct Marketing Retail - 2.5%
Internet & Direct Marketing Retail - 2.5%
Alibaba Group Holding Ltd. sponsored ADR (a)	469,900	86,005,797
MercadoLibre, Inc. (a)	77,600	35,602,104
The Booking Holdings, Inc. (a)	25,000	42,426,000
		164,033,901
IT Services - 30.6%
Data Processing & Outsourced Services - 20.4%
Alliance Data Systems Corp.	334,200	57,816,600
Broadridge Financial Solutions, Inc.	80,500	8,150,625
ExlService Holdings, Inc. (a)	582,100	35,740,940
Fidelity National Information Services, Inc.	358,200	38,739,330
FleetCor Technologies, Inc. (a)	331,600	77,355,648
Global Payments, Inc.	161,000	20,991,180
MasterCard, Inc. Class A	1,275,600	286,716,612
NIC, Inc.	1,503,100	25,687,979
PayPal Holdings, Inc. (a)	2,817,000	276,263,190
The Western Union Co.	782,800	13,988,636
Total System Services, Inc.	694,700	65,579,680
Visa, Inc. Class A	2,884,520	427,255,102
WEX, Inc. (a)	20,800	3,703,648
		1,337,989,170
Internet Services & Infrastructure - 1.6%
Akamai Technologies, Inc. (a)	1,478,500	102,992,310
IT Consulting & Other Services - 8.6%
Accenture PLC Class A	594,300	95,908,134
Capgemini SA	571,900	68,433,406
Cognizant Technology Solutions Corp. Class A	2,146,900	152,386,962
DXC Technology Co.	160,800	10,590,288
Gartner, Inc. (a)	488,300	69,485,090
IBM Corp.	898,200	124,068,366
Leidos Holdings, Inc.	669,300	43,230,087
		564,102,333

TOTAL IT SERVICES		2,005,083,813

Semiconductors & Semiconductor Equipment - 0.8%
Semiconductors - 0.8%
NVIDIA Corp.	104,000	16,043,040
Qualcomm, Inc.	662,600	35,376,214
		51,419,254
Software - 50.5%
Application Software - 21.3%
Adobe, Inc. (a)	1,510,400	396,480,000
Autodesk, Inc. (a)	574,200	93,600,342
Blackbaud, Inc.	113,100	8,735,844
Box, Inc. Class A (a)	662,100	13,400,904
Citrix Systems, Inc.	1,060,950	111,930,225
Constellation Software, Inc.	49,800	42,525,745
Dropbox, Inc. Class A (a)	586,900	14,003,434
HubSpot, Inc. (a)	70,900	11,938,142
Instructure, Inc. (a)	583,781	27,280,086
Intuit, Inc.	220,900	54,591,017
Micro Focus International PLC	1,179,000	29,265,893
Monotype Imaging Holdings, Inc.	1,115,100	21,855,960
Nuance Communications, Inc. (a)	962,300	16,137,771
Pivotal Software, Inc. (b)	2,325,800	52,144,436
RealPage, Inc. (a)	73,600	4,505,056
Salesforce.com, Inc. (a)	1,947,026	318,630,805
SPS Commerce, Inc. (a)	239,800	25,605,844
Talend SA ADR (a)	315,100	15,093,290
Ultimate Software Group, Inc. (a)	113,600	37,658,400
Workday, Inc. Class A (a)	378,900	74,995,677
Zendesk, Inc. (a)	255,600	20,197,512
		1,390,576,383
Systems Software - 29.2%
Check Point Software Technologies Ltd. (a)	147,000	17,978,100
Microsoft Corp.	14,068,500	1,576,094,056
Oracle Corp.	3,376,900	176,037,797
Red Hat, Inc. (a)	314,600	57,445,960
Symantec Corp.	3,684,200	82,857,658
		1,910,413,571

TOTAL SOFTWARE		3,300,989,954

Technology Hardware, Storage & Peripherals - 1.5%
Technology Hardware, Storage & Peripherals - 1.5%
Apple, Inc.	572,700	99,163,005
TOTAL COMMON STOCKS
(Cost $3,963,344,441)		6,132,247,366

Money Market Funds - 6.4%
Fidelity Cash Central Fund, 2.44% (c)	403,853,501	403,934,271
Fidelity Securities Lending Cash Central Fund 2.45% (c)(d)	13,099,581	13,100,891
TOTAL MONEY MARKET FUNDS
(Cost $417,031,317)		417,035,162
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $4,380,375,758)		6,549,282,528
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(8,386,879)
NET ASSETS - 100%		$6,540,895,649

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,172,163
Fidelity Securities Lending Cash Central Fund	189,945
Total	$4,362,108

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$6,132,247,366	$6,104,506,464	$27,740,902	$--
Money Market Funds	417,035,162	417,035,162	--	--
Total Investments in Securities:	$6,549,282,528	$6,521,541,626	$27,740,902	$--

See accompanying notes which are an integral part of the financial statements.

Software and IT Services Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $12,536,108) — See accompanying schedule: Unaffiliated issuers (cost $3,963,344,441)	$6,132,247,366
Fidelity Central Funds (cost $417,031,317)	417,035,162
Total Investment in Securities (cost $4,380,375,758)		$6,549,282,528
Receivable for investments sold		16,312,817
Receivable for fund shares sold		5,176,755
Dividends receivable		9,783,442
Distributions receivable from Fidelity Central Funds		605,352
Prepaid expenses		47,050
Other receivables		360,282
Total assets		6,581,568,226
Liabilities
Payable for investments purchased	$18,886,509
Payable for fund shares redeemed	4,637,475
Accrued management fee	2,867,704
Other affiliated payables	874,639
Other payables and accrued expenses	308,050
Collateral on securities loaned	13,098,200
Total liabilities		40,672,577
Net Assets		$6,540,895,649
Net Assets consist of:
Paid in capital		$3,706,742,410
Total distributable earnings (loss)		2,834,153,239
Net Assets, for 349,595,509 shares outstanding		$6,540,895,649
Net Asset Value, offering price and redemption price per share ($6,540,895,649 ÷ 349,595,509 shares)		$18.71

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$45,577,654
Income from Fidelity Central Funds (including $189,945 from security lending)		4,362,108
Total income		49,939,762
Expenses
Management fee	$33,071,016
Transfer agent fees	9,314,862
Accounting and security lending fees	1,134,850
Custodian fees and expenses	76,640
Independent trustees' fees and expenses	33,597
Registration fees	176,061
Audit	48,694
Legal	31,347
Miscellaneous	44,992
Total expenses before reductions	43,932,059
Expense reductions	(161,354)
Total expenses after reductions		43,770,705
Net investment income (loss)		6,169,057
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	951,066,787
Fidelity Central Funds	7,467
Foreign currency transactions	(32,893)
Total net realized gain (loss)		951,041,361
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(361,800,300)
Fidelity Central Funds	(8,661)
Assets and liabilities in foreign currencies	(11,291)
Total change in net unrealized appreciation (depreciation)		(361,820,252)
Net gain (loss)		589,221,109
Net increase (decrease) in net assets resulting from operations		$595,390,166

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,169,057	$(4,237,571)
Net realized gain (loss)	951,041,361	370,990,830
Change in net unrealized appreciation (depreciation)	(361,820,252)	1,088,676,746
Net increase (decrease) in net assets resulting from operations	595,390,166	1,455,430,005
Distributions to shareholders	(333,011,171)	–
Distributions to shareholders from net realized gain	–	(340,316,912)
Total distributions	(333,011,171)	(340,316,912)
Share transactions
Proceeds from sales of shares	1,674,148,271	1,063,695,918
Reinvestment of distributions	316,098,925	323,675,323
Cost of shares redeemed	(1,251,087,217)	(1,118,562,434)
Net increase (decrease) in net assets resulting from share transactions	739,159,979	268,808,807
Total increase (decrease) in net assets	1,001,538,974	1,383,921,900
Net Assets
Beginning of period	5,539,356,675	4,155,434,775
End of period	$6,540,895,649	$5,539,356,675
Other Information
Accumulated net investment loss end of period		$(255,934)
Shares(a)
Sold	90,790,200	65,901,780
Issued in reinvestment of distributions	18,671,999	20,589,570
Redeemed	(69,476,890)	(71,893,660)
Net increase (decrease)	39,985,309	14,597,690

 (a) Share activity prior to May 11, 2018 has been adjusted to reflect the impact of the 10 for 1 share split that occurred on that date.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Software and IT Services Portfolio

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share DataB
Net asset value, beginning of period	$17.89	$14.09	$11.11	$11.94	$12.44
Income from Investment Operations
Net investment income (loss)C	.02	(.02)	(.01)	.01	(.02)
Net realized and unrealized gain (loss)	1.81	5.01	3.50	(.20)	.73
Total from investment operations	1.83	4.99	3.49	(.19)	.71
Distributions from net investment income	(.01)	–	(.01)	(.01)	–
Distributions from net realized gain	(1.00)	(1.19)	(.50)	(.63)	(1.21)
Total distributions	(1.01)	(1.19)	(.51)	(.64)	(1.21)
Redemption fees added to paid in capitalC	–	–	–D	–D	–D
Net asset value, end of period	$18.71	$17.89	$14.09	$11.11	$11.94
Total ReturnE	10.90%	36.76%	31.83%	(1.84)%	6.33%
Ratios to Average Net AssetsF,G
Expenses before reductions	.72%	.73%	.76%	.77%	.77%
Expenses net of fee waivers, if any	.72%	.73%	.76%	.76%	.77%
Expenses net of all reductions	.71%	.73%	.75%	.76%	.77%
Net investment income (loss)	.10%	(.09)%	(.11)%	.10%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$6,540,896	$5,539,357	$4,155,435	$2,971,370	$3,012,792
Portfolio turnover rateH	48%	31%	44%	36%	53%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Technology Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Technology Portfolio	(3.03)%	14.53%	22.37%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Technology Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$75,288	Technology Portfolio
$46,739	S&P 500® Index

Technology Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Nidhi Gupta:  For the fiscal year, the fund returned -3.03%, well behind the 7.42% gain of the MSCI U.S. IMI Information Technology 25/50 Index, and also trailing the broad-based S&P 500®. Versus the MSCI index, stock selection in the interactive home entertainment and semiconductors groups detracted most by a wide margin the past 12 months. Positioning in technology hardware, storage & peripherals and in data processing & outsourced services also weighed on our relative result. Our positioning in Apple made this stock by far the fund’s largest detractor. Our early-period underweighting of the stock and later overweighting both hurt relative performance. Non-index stakes in Austria-based AMS and Taiwan-based Himax Technologies – two suppliers of components for 3D sensors – further detracted, as did gaming-software maker Activision Blizzard. I exited all three stocks by period end. Conversely, a sizable overweighting in the strong application software segment aided relative performance, along with positioning in systems software. A modest cash position also helped amid volatile equity markets. The fund's foreign holdings contributed overall, despite the drag of a broadly stronger U.S. dollar. A timely underweighting in the shares of social-media platform operator Facebook – which I sold – was the fund’s top contributor versus the MSCI index. Microsoft, our second-best relative contributor, was the fund’s largest holding and a stock I added to considerably the past 12 months.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On July 14, 2018, Nidhi Gupta became Co-Portfolio Manager of the fund, joining Charlie Chai. The two managed the fund together until January 1, 2019, at which point Charlie retired and Nidhi became sole Portfolio Manager.

Technology Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
Microsoft Corp.	15.8
Apple, Inc.	15.6
Visa, Inc. Class A	5.5
MasterCard, Inc. Class A	3.5
Adobe, Inc.	3.2
Salesforce.com, Inc.	2.9
Netflix, Inc.	2.2
Broadcom, Inc.	2.0
Alphabet, Inc. Class C	2.0
PayPal Holdings, Inc.	1.9
54.6

Top Industries (% of fund's net assets)

As of February 28, 2019
Software	32.8%
IT Services	21.3%
Technology Hardware, Storage & Peripherals	17.4%
Semiconductors & Semiconductor Equipment	15.0%
Internet & Direct Marketing Retail	3.1%
All Others*	10.4%

* Includes short-term investments and net other assets (liabilities).

Technology Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
Communications Equipment - 2.5%
Communications Equipment - 2.5%
Arista Networks, Inc. (a)	48,700	$13,891,675
Cisco Systems, Inc.	1,565,404	81,040,965
F5 Networks, Inc. (a)	53,624	9,016,339
Motorola Solutions, Inc.	154,300	22,083,416
		126,032,395
Electronic Equipment & Components - 2.4%
Electronic Components - 1.0%
Amphenol Corp. Class A	272,830	25,637,835
Corning, Inc.	735,966	25,618,976
		51,256,811
Electronic Equipment & Instruments - 0.6%
Keysight Technologies, Inc. (a)	166,086	14,019,319
Trimble, Inc. (a)	217,782	8,713,458
Zebra Technologies Corp. Class A(a)	49,200	9,865,092
		32,597,869
Electronic Manufacturing Services - 0.5%
TE Connectivity Ltd.	316,300	25,965,067
Technology Distributors - 0.3%
CDW Corp.	137,400	12,900,486

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		122,720,233

Entertainment - 2.2%
Movies & Entertainment - 2.2%
Netflix, Inc. (a)	319,486	114,407,937
Equity Real Estate Investment Trusts (REITs) - 0.6%
Diversified REITs - 0.6%
Ant International Co. Ltd. Class C (b)(c)	4,366,389	27,639,242
Interactive Media & Services - 2.0%
Interactive Media & Services - 2.0%
Alphabet, Inc. Class C (a)	89,968	100,756,963
Internet & Direct Marketing Retail - 3.0%
Internet & Direct Marketing Retail - 3.0%
Amazon.com, Inc. (a)	29,600	48,538,968
eBay, Inc.	1,394,900	51,820,535
Meituan Dianping Class B	7,480,317	55,132,169
		155,491,672
IT Services - 21.3%
Data Processing & Outsourced Services - 16.6%
Alliance Data Systems Corp.	43,000	7,439,000
Automatic Data Processing, Inc.	391,914	59,974,599
Broadridge Financial Solutions, Inc.	102,841	10,412,651
Fidelity National Information Services, Inc.	295,405	31,948,051
First Data Corp. Class A (a)	429,326	10,793,256
Fiserv, Inc. (a)	368,900	31,242,141
FleetCor Technologies, Inc. (a)	84,400	19,688,832
Global Payments, Inc.	147,600	19,244,088
Jack Henry & Associates, Inc.	68,093	9,031,175
MasterCard, Inc. Class A	805,200	180,984,804
Paychex, Inc.	292,147	22,501,162
PayPal Holdings, Inc. (a)	984,300	96,530,301
Square, Inc. (a)	281,200	22,844,688
The Western Union Co.	356,150	6,364,401
Total System Services, Inc.	154,300	14,565,920
Visa, Inc. Class A	1,893,000	280,391,160
Worldpay, Inc. (a)	285,800	27,379,640
		851,335,869
Internet Services & Infrastructure - 2.2%
Akamai Technologies, Inc. (a)	149,700	10,428,102
GoDaddy, Inc. (a)	156,400	11,675,260
MongoDB, Inc. Class A (a)(d)	533,100	54,141,636
Okta, Inc. (a)	244,300	20,736,184
VeriSign, Inc. (a)	98,473	17,532,133
		114,513,315
IT Consulting & Other Services - 2.5%
Accenture PLC Class A	560,708	90,487,057
DXC Technology Co.	260,400	17,149,944
Gartner, Inc. (a)	80,664	11,478,487
Leidos Holdings, Inc.	111,167	7,180,277
		126,295,765

TOTAL IT SERVICES		1,092,144,949

Life Sciences Tools & Services - 0.0%
Life Sciences Tools & Services - 0.0%
JHL Biotech, Inc. (a)(c)	1,015,442	1,620,807
Semiconductors & Semiconductor Equipment - 15.0%
Semiconductor Equipment - 2.4%
Applied Materials, Inc.	1,606,400	61,589,376
ASML Holding NV (Netherlands)	95,900	17,543,625
KLA-Tencor Corp.	148,600	17,161,814
Lam Research Corp.	144,500	25,445,005
		121,739,820
Semiconductors - 12.6%
Advanced Micro Devices, Inc. (a)	854,900	20,115,797
Analog Devices, Inc.	333,300	35,649,768
Broadcom, Inc.	374,864	103,222,551
Intel Corp.	1,577,041	83,520,091
Marvell Technology Group Ltd.	1,648,754	32,892,642
Maxim Integrated Products, Inc.	259,900	14,146,357
Microchip Technology, Inc. (d)	211,500	18,373,005
Micron Technology, Inc. (a)	1,058,900	43,287,832
NVIDIA Corp.	511,550	78,911,703
ON Semiconductor Corp. (a)	409,000	8,785,320
Qorvo, Inc. (a)	122,200	8,571,108
Qualcomm, Inc.	1,251,500	66,817,585
Skyworks Solutions, Inc.	170,900	13,955,694
Texas Instruments, Inc.	850,283	89,942,936
Xilinx, Inc.	228,852	28,675,156
		646,867,545

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		768,607,365

Software - 32.0%
Application Software - 13.6%
Adobe, Inc. (a)	626,939	164,571,488
ANSYS, Inc. (a)	69,698	12,354,667
Atlassian Corp. PLC (a)	189,925	20,413,139
Autodesk, Inc. (a)	205,600	33,514,856
Cadence Design Systems, Inc. (a)	251,142	14,377,880
Citrix Systems, Inc.	121,248	12,791,664
Intuit, Inc.	334,400	82,640,272
Nutanix, Inc.:
Class A (a)	103,000	5,159,270
Class B (a)(e)	72,872	3,650,158
Parametric Technology Corp. (a)	653,550	60,662,511
Salesforce.com, Inc. (a)	898,192	146,989,121
Splunk, Inc. (a)	121,700	16,536,596
SS&C Technologies Holdings, Inc.	487,600	30,026,408
Synopsys, Inc. (a)	132,301	13,452,366
Ultimate Software Group, Inc. (a)	167,201	55,427,132
Workday, Inc. Class A (a)	133,300	26,384,069
		698,951,597
Systems Software - 18.4%
Fortinet, Inc. (a)	126,529	10,981,452
Microsoft Corp.	7,237,840	810,855,212
Palo Alto Networks, Inc. (a)	85,000	20,932,950
Red Hat, Inc. (a)	159,100	29,051,660
ServiceNow, Inc. (a)	157,400	37,687,856
Symantec Corp.	553,900	12,457,211
Tableau Software, Inc. (a)	62,100	8,190,990
VMware, Inc. Class A	67,156	11,538,072
		941,695,403

TOTAL SOFTWARE		1,640,647,000

Technology Hardware, Storage & Peripherals - 17.4%
Technology Hardware, Storage & Peripherals - 17.4%
Apple, Inc.	4,632,197	802,064,911
Hewlett Packard Enterprise Co.	1,340,008	21,949,331
HP, Inc.	1,444,800	28,505,904
NetApp, Inc.	244,600	15,947,920
Seagate Technology LLC	240,500	11,197,680
Western Digital Corp.	257,900	12,972,370
		892,638,116
TOTAL COMMON STOCKS
(Cost $4,274,253,093)		5,042,706,679

Convertible Preferred Stocks - 1.4%
Food & Staples Retailing - 0.5%
Food Retail - 0.5%
Roofoods Ltd. Series F (a)(b)(c)	41,041	22,505,243
Internet & Direct Marketing Retail - 0.1%
Internet & Direct Marketing Retail - 0.1%
Reddit, Inc. Series D (b)(c)	250,861	5,440,247
Software - 0.8%
Application Software - 0.8%
Lyft, Inc. Series I (b)(c)	343,794	17,086,562
Uber Technologies, Inc. Series D, 8.00% (a)(b)(c)	515,696	25,150,494
		42,237,056
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $44,231,142)		70,182,546

Money Market Funds - 1.5%
Fidelity Cash Central Fund, 2.44% (f)	8,706,473	8,708,214
Fidelity Securities Lending Cash Central Fund 2.45% (f)(g)	68,964,449	68,971,346
TOTAL MONEY MARKET FUNDS
(Cost $77,679,560)		77,679,560
TOTAL INVESTMENT IN SECURITIES - 101.3%
(Cost $4,396,163,795)		5,190,568,785
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(66,447,287)
NET ASSETS - 100%		$5,124,121,498

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $97,821,788 or 1.9% of net assets.

 (c) Level 3 security

 (d) Security or a portion of the security is on loan at period end.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,650,158 or 0.1% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Ant International Co. Ltd. Class C	5/16/18	$24,495,442
Lyft, Inc. Series I	6/27/18	$16,279,987
Reddit, Inc. Series D	2/4/19	$5,440,247
Roofoods Ltd. Series F	9/12/17	$14,510,890
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$8,000,018

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,146,612
Fidelity Securities Lending Cash Central Fund	9,359,874
Total	$10,506,486

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$5,042,706,679	$4,940,770,836	$72,675,794	$29,260,049
Convertible Preferred Stocks	70,182,546	--	--	70,182,546
Money Market Funds	77,679,560	77,679,560	--	--
Total Investments in Securities:	$5,190,568,785	$5,018,450,396	$72,675,794	$99,442,595

The following is a reconciliation of Investments in Securities and Derivative Instruments for which Level 3 inputs were used in determining value:

Investments in Securities:
Convertible Preferred Stocks
Beginning Balance	$70,174,412
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	2,273,549
Cost of Purchases	21,720,234
Proceeds of Sales	(23,985,649)
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$70,182,546
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2019	$15,850,493
Other Investments in Securities
Beginning Balance	$6,373,324
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	532,013
Cost of Purchases	24,495,442
Proceeds of Sales	(2,140,730)
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$29,260,049
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2019	$2,636,632

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Technology Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $68,059,731) — See accompanying schedule: Unaffiliated issuers (cost $4,318,484,235)	$5,112,889,225
Fidelity Central Funds (cost $77,679,560)	77,679,560
Total Investment in Securities (cost $4,396,163,795)		$5,190,568,785
Receivable for investments sold		548,623
Receivable for fund shares sold		3,985,684
Dividends receivable		5,961,856
Distributions receivable from Fidelity Central Funds		20,585
Prepaid expenses		60,081
Other receivables		283,124
Total assets		5,201,428,738
Liabilities
Payable for investments purchased	$40,024
Payable for fund shares redeemed	4,976,853
Accrued management fee	2,254,958
Other affiliated payables	727,762
Other payables and accrued expenses	347,218
Collateral on securities loaned	68,960,425
Total liabilities		77,307,240
Net Assets		$5,124,121,498
Net Assets consist of:
Paid in capital		$4,373,551,167
Total distributable earnings (loss)		750,570,331
Net Assets, for 331,753,629 shares outstanding		$5,124,121,498
Net Asset Value, offering price and redemption price per share ($5,124,121,498 ÷ 331,753,629 shares)		$15.45

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$51,583,261
Income from Fidelity Central Funds (including $9,359,874 from security lending)		10,506,486
Total income		62,089,747
Expenses
Management fee	$32,020,508
Transfer agent fees	9,063,620
Accounting and security lending fees	1,172,307
Custodian fees and expenses	274,863
Independent trustees' fees and expenses	34,256
Registration fees	163,478
Audit	60,099
Legal	38,761
Interest	95,042
Miscellaneous	51,124
Total expenses before reductions	42,974,058
Expense reductions	(820,521)
Total expenses after reductions		42,153,537
Net investment income (loss)		19,936,210
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	564,762,713
Redemptions in-kind with affiliated entities	473,405,337
Fidelity Central Funds	(34,465)
Foreign currency transactions	(666,863)
Total net realized gain (loss)		1,037,466,722
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(1,294,913,025)
Assets and liabilities in foreign currencies	(4,802)
Total change in net unrealized appreciation (depreciation)		(1,294,917,827)
Net gain (loss)		(257,451,105)
Net increase (decrease) in net assets resulting from operations		$(237,514,895)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,936,210	$574,919
Net realized gain (loss)	1,037,466,722	1,012,836,343
Change in net unrealized appreciation (depreciation)	(1,294,917,827)	1,037,513,581
Net increase (decrease) in net assets resulting from operations	(237,514,895)	2,050,924,843
Distributions to shareholders	(1,122,751,603)	–
Distributions to shareholders from net investment income	–	(272,638)
Distributions to shareholders from net realized gain	–	(484,814,934)
Total distributions	(1,122,751,603)	(485,087,572)
Share transactions
Proceeds from sales of shares	1,410,590,985	3,144,473,009
Reinvestment of distributions	1,076,404,658	464,201,228
Cost of shares redeemed	(3,244,907,806)	(2,051,700,173)
Net increase (decrease) in net assets resulting from share transactions	(757,912,163)	1,556,974,064
Total increase (decrease) in net assets	(2,118,178,661)	3,122,811,335
Net Assets
Beginning of period	7,242,300,159	4,119,488,824
End of period	$5,124,121,498	$7,242,300,159
Other Information
Distributions in excess of net investment income end of period		$(247,344)
Shares(a)
Sold	80,059,360	181,368,690
Issued in reinvestment of distributions	68,331,578	27,683,120
Redeemed	(190,798,339)	(115,214,270)
Net increase (decrease)	(42,407,401)	93,837,540

 (a) Share activity prior to August 10, 2018 has been adjusted to reflect the impact of the 10 for 1 share split that occurred on that date.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Technology Portfolio

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share DataB
Net asset value, beginning of period	$19.36	$14.70	$10.78	$12.09	$13.07
Income from Investment Operations
Net investment income (loss)C	.06	–	.01	.01	.02
Net realized and unrealized gain (loss)	(.78)	6.15	4.11	(.82)	1.03
Total from investment operations	(.72)	6.15	4.12	(.81)	1.05
Distributions from net investment income	(.02)	–	(.01)	(.01)	(.02)
Distributions from net realized gain	(3.17)	(1.49)	(.19)	(.49)	(2.01)
Total distributions	(3.19)	(1.49)	(.20)	(.50)	(2.03)
Redemption fees added to paid in capitalC	–	–	–D	–D	–D
Net asset value, end of period	$15.45	$19.36	$14.70	$10.78	$12.09
Total ReturnE	(3.03)%	43.71%	38.52%	(7.16)%	9.97%
Ratios to Average Net AssetsF,G
Expenses before reductions	.72%	.75%	.77%	.78%	.78%
Expenses net of fee waivers, if any	.72%	.75%	.77%	.77%	.78%
Expenses net of all reductions	.71%	.74%	.76%	.76%	.78%
Net investment income (loss)	.34%	.01%	.11%	.11%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$5,124,121	$7,242,300	$4,119,489	$2,777,346	$2,824,848
Portfolio turnover rateH	126%I	71%	82%	130%	144%

 A For the year ended February 29.

 B Per share amounts have been adjusted to reflect the impact of the 10 to 1 share split that occurred on August 10, 2018.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2019

1. Organization.

Communications Equipment Portfolio, Computers Portfolio, IT Services Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, and Technology Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective May 11, 2018, May 11, 2018 and August 10, 2018, Semiconductors Portfolio, Software and IT Services Portfolio and Technology Portfolio underwent a 10 for 1 share split, respectively. The effect of the share split transaction was to multiply the number of outstanding shares of Semiconductors Portfolio, Software and IT Services Portfolio and Technology Portfolio by a split factor of 10:1, with a corresponding decrease in net assets value (NAV) per share. This event does not impact the overall net assets of Semiconductors Portfolio, Software and IT Services Portfolio and Technology Portfolio. The per share data presented in the Financial Highlights and Shares activity presented in the Statement of Changes in Net Assets for Semiconductors Portfolio, Software and IT Services Portfolio and Technology Portfolio have been retroactively adjusted to reflect this share split.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by Technology Portfolio that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$99,442,595	Market comparable	Enterprise value/Sales multiple (EV/S)	2.8 - 8.8 / 6.5	Increase
			Discount rate	6.0% - 30.0% / 15.2%	Decrease
		Market approach	Transaction price	$21.69 - $548.36 / $257.75	Increase
			Discount for lack of marketability	20.0%	Decrease

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2019, as well as a roll forward of Level 3 investments, is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Computers Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio and Technology Portfolio, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in each Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in each accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Computers Portfolio	$38,889
Semiconductors Portfolio	159,635
Software and IT Services Portfolio	245,252
Technology Portfolio	237,043

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2019, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, deferred trustee's compensation, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Communications Equipment Portfolio	$182,856,036	$64,307,487	$(3,846,929)	$60,460,558
Computers Portfolio	381,940,582	113,533,214	(7,284,549)	106,248,665
IT Services Portfolio	1,600,304,686	1,285,820,724	(28,384,030)	1,257,436,694
Semiconductors Portfolio	2,692,965,977	619,360,941	(136,177,835)	483,183,106
Software and IT Services Portfolio	4,383,596,523	2,258,866,281	(93,180,276)	2,165,686,005
Technology Portfolio	4,421,346,220	915,263,274	(146,040,709)	769,222,565

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Communications Equipment Portfolio	$26,526	$3,727,716	$60,460,547
Computers Portfolio	–	41,937,455	106,168,881
IT Services Portfolio	347,547	16,402,373	1,257,427,835
Semiconductors Portfolio	1,983,573	–	483,183,157
Software and IT Services Portfolio	3,752,042	665,045,288	2,165,601,161
Technology Portfolio	–	–	769,220,849

In addition, certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2018 to February 28, 2019, and ordinary losses recognized during the period January 1, 2019 to February 28, 2019. Loss deferrals were as follows:

	Capital losses	Ordinary losses
Computers Portfolio	–	(120,917)
Semiconductors Portfolio	(76,699,891)	–
Technology Portfolio	(18,413,476)	–

The tax character of distributions paid was as follows:

February 28, 2019
	Ordinary Income	Long-term Capital Gains	Total
Communications Equipment Portfolio	$3,815,877	$11,504,035	$15,319,912
Computers Portfolio	6,584,043	81,364,400	87,948,443
IT Services Portfolio	5,754,493	105,650,867	111,405,360
Semiconductors Portfolio	238,841,513	372,720,573	611,562,086
Software and IT Services Portfolio	86,334,756	246,676,415	333,011,171
Technology Portfolio	232,174,304	890,577,299	1,122,751,603

February 28, 2018
	Ordinary Income	Long-term Capital Gains	Total
Communications Equipment Portfolio	$2,537,101	$804,161	$3,341,262
Computers Portfolio	10,201,254	47,002,141	57,203,395
IT Services Portfolio	2,702,217	60,416,453	63,118,670
Semiconductors Portfolio	236,050,759	235,616,049	471,666,808
Software and IT Services Portfolio	77,868,471	262,448,441	340,316,912
Technology Portfolio	243,491,935	241,595,637	485,087,572

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Funds' financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Communications Equipment Portfolio	153,788,489	163,153,123
Computers Portfolio	415,079,980	457,293,661
IT Services Portfolio	832,135,288	653,739,380
Semiconductors Portfolio	4,187,469,984	4,718,408,890
Software and IT Services Portfolio	2,993,357,977	2,816,590,657
Technology Portfolio	7,391,874,098	7,980,706,056

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Communications Equipment Portfolio	.30%	.24%	.54%
Computers Portfolio	.30%	.24%	.54%
IT Services Portfolio	.30%	.24%	.54%
Semiconductors Portfolio	.30%	.24%	.54%
Software and IT Services Portfolio	.30%	.24%	.54%
Technology Portfolio	.30%	.24%	.54%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Communications Equipment Portfolio	.20%
Computers Portfolio	.17%
IT Services Portfolio	.16%
Semiconductors Portfolio	.16%
Software and IT Services Portfolio	.15%
Technology Portfolio	.15%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Communications Equipment Portfolio	.04
Computers Portfolio	.04
IT Services Portfolio	.03
Semiconductors Portfolio	.03
Software and IT Services Portfolio	.02
Technology Portfolio	.02

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Communications Equipment Portfolio	$6,994
Computers Portfolio	7,750
IT Services Portfolio	21,259
Semiconductors Portfolio	132,159
Software and IT Services Portfolio	54,952
Technology Portfolio	182,443

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Communications Equipment Portfolio	Borrower	$7,760,375	2.52%	$4,354
IT Services Portfolio	Borrower	$6,695,000	2.65%	$986
Semiconductors Portfolio	Borrower	$12,143,000	1.99%	$4,037
Technology Portfolio	Borrower	$36,908,600	2.32%	$95,042

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 68,677,500* shares of Technology Portfolio were redeemed in-kind for investments and cash with a value of $1,186,541,219. The net realized gain of $473,405,337 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. Technology Portfolio recognized no gain or loss for federal income tax purposes.

* Share activity prior to August 10, 2018 has been adjusted to reflect the impact of the 10 to 1 share split that occurred on that date.

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follow:

Amount
Semiconductors Portfolio	$17,270
Technology Portfolio	1,726

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Communications Equipment Portfolio	$586
Computers Portfolio	1,436
IT Services Portfolio	6,726
Semiconductors Portfolio	9,268
Software and IT Services Portfolio	16,074
Technology Portfolio	17,053

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction	Transfer Agent expense reduction
Communications Equipment Portfolio	$23,103	$–	$–
Computers Portfolio	10,550	–	–
IT Services Portfolio	40,397	655	–
Semiconductors Portfolio	521,900	1,724	1,154
Software and IT Services Portfolio	113,805	1,880	–
Technology Portfolio	767,759	4,126	1,079

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Communications Equipment Portfolio	$1,660
Computers Portfolio	4,233
IT Services Portfolio	18,965
Semiconductors Portfolio	26,141
Software and IT Services Portfolio	45,669
Technology Portfolio	47,557

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Communications Equipment Portfolio, Computers Portfolio, IT Services Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio and Technology Portfolio:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Communications Equipment Portfolio, Computers Portfolio, IT Services Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio and Technology Portfolio (six of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 28, 2019, the related statements of operations for the year ended February 28, 2019, the statements of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2019 and each of the financial highlights for each of the five years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 12, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 287 funds. Mr. Wiley oversees 195 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2018

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2018

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2018 to February 28, 2019).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During Period-B September 1, 2018 to February 28, 2019
Communications Equipment Portfolio	.85%
Actual		$1,000.00	$1,005.50	$4.23
Hypothetical-C		$1,000.00	$1,020.58	$4.26
Computers Portfolio	.77%
Actual		$1,000.00	$900.00	$3.63
Hypothetical-C		$1,000.00	$1,020.98	$3.86
IT Services Portfolio	.74%
Actual		$1,000.00	$1,001.20	$3.67
Hypothetical-C		$1,000.00	$1,021.12	$3.71
Semiconductors Portfolio	.74%
Actual		$1,000.00	$959.40	$3.60
Hypothetical-C		$1,000.00	$1,021.12	$3.71
Software and IT Services Portfolio	.72%
Actual		$1,000.00	$982.20	$3.54
Hypothetical-C		$1,000.00	$1,021.22	$3.61
Technology Portfolio	.73%
Actual		$1,000.00	$893.80	$3.43
Hypothetical-C		$1,000.00	$1,021.17	$3.66

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Communications Equipment Portfolio	04/15/19	04/12/19	$0.005	$0.640
Computers Portfolio	04/15/19	04/12/19	$0.000	$6.444
IT Services Portfolio	04/15/19	04/12/19	$0.008	$0.352
Semiconductors Portfolio	04/15/19	04/12/19	$0.008	$0.000
Software and IT Services Portfolio	04/15/19	04/12/19	$0.011	$1.893
Technology Portfolio	04/15/19	04/12/19	$0.000	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2019, or, if subsequently determined to be different, the net capital gain of such year.

Communications Equipment Portfolio	$5,053,299
Computers Portfolio	$123,309,444
IT Services Portfolio	$95,038,124
Semiconductors Portfolio	$269,223,541
Software and IT Services Portfolio	$880,198,335
Technology Portfolio	$590,779,401

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2018	December 2018
Communications Equipment Portfolio	16%	100%
Computers Portfolio	19%	72%
IT Services Portfolio	100%	100%
Semiconductors Portfolio	–	27%
Software and IT Services Portfolio	26%	50%
Technology Portfolio	3%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2018	December 2018
Communications Equipment Portfolio	17%	100%
Computers Portfolio	40%	100%
IT Services Portfolio	100%	100%
Semiconductors Portfolio	–	32%
Software and IT Services Portfolio	31%	53%
Technology Portfolio	3%	100%

The funds will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Communications Equipment Portfolio
Computers Portfolio
IT Services Portfolio
Semiconductors Portfolio
Software and IT Services Portfolio
Technology Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. SelectCo and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. Communications Equipment Portfolio had a portfolio manager change in July 2018. Computers Portfolio had a portfolio manager change in December 2017. Technology Portfolio had a portfolio manager change in July 2018. The Board will continue to monitor closely each fund's performance, taking into account the portfolio manager changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against an appropriate securities market index ("benchmark index"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below.

Communications Equipment Portfolio

Computers Portfolio

IT Services Portfolio

Semiconductors Portfolio

Software and IT Services Portfolio

Technology Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Communications Equipment Portfolio

Computers Portfolio

IT Services Portfolio

Semiconductors Portfolio

Software and IT Services Portfolio

Technology Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

SELTEC-ANN-0419
1.813669.114

Fidelity® Select Portfolios® Materials Sector Chemicals Portfolio Gold Portfolio Materials Portfolio Annual Report February 28, 2019 Includes Fidelity and Fidelity Advisor share classes

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Chemicals Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Gold Portfolio
Performance
Management's Discussion of Fund Performance
Consolidated Investment Summary
Consolidated Schedule of Investments
Consolidated Financial Statements
Notes to Consolidated Financial Statements
Materials Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Chemicals Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Chemicals Portfolio	(11.10)%	5.59%	18.10%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Chemicals Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$52,770	Chemicals Portfolio
$46,739	S&P 500® Index

Chemicals Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Richard Malnight:  For the year, the fund returned -11.10%, notably trailing the -4.33% result of the MSCI U.S. IMI Chemicals 25/50 Index, and also underperforming the S&P 500®. Versus the MSCI index, positioning in specialty chemicals, commodity chemicals and diversified chemicals detracted most from the fund’s performance. Holdings in fertilizers & agricultural chemicals weighed on our relative result to a lesser extent. At the individual stock level, not owning MSCI index component Ecolab detracted notably. Overweighting DowDuPont – by far, the fund’s largest holding – and Westlake Chemical also worked against us. During the period, I shifted capital from Westlake to Olin, which ended the period as the fund’s fourth-largest position. Elsewhere, relative performance benefited modestly from stock picking in industrial gases. The top individual relative contributor was a non-benchmark position in Germany-based industrial gases company Linde. Given the planned merger of Linde and Praxair – a deal that closed in December – we chose to play the Linde side of it and avoided Praxair. Although not owning Praxair detracted significantly this period, the combined impact of our positions in Linde and Praxair was positive.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Chemicals Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
DowDuPont, Inc.	23.0
Linde PLC	12.1
The Chemours Co. LLC	7.8
Olin Corp.	6.6
Sherwin-Williams Co.	4.9
Air Products & Chemicals, Inc.	4.9
International Flavors & Fragrances, Inc.	4.3
Tronox Ltd. Class A	3.8
The Mosaic Co.	3.1
Univar, Inc.	3.0
73.5

Top Industries (% of fund's net assets)

As of February 28, 2019
Chemicals	94.1%
Trading Companies & Distributors	3.0%
Metals & Mining	1.3%
Oil, Gas & Consumable Fuels	0.5%
Biotechnology	0.2%
All Others*	0.9%

* Includes short-term investments and net other assets (liabilities).

Chemicals Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
Biotechnology - 0.2%
Biotechnology - 0.2%
Calyxt, Inc. (a)(b)	187,310	$3,002,579
Chemicals - 94.1%
Commodity Chemicals - 19.1%
Cabot Corp.	350,000	16,408,000
Ciner Resources LP	291,563	7,242,425
LyondellBasell Industries NV Class A	392,898	33,600,637
Olin Corp.	2,946,524	76,197,111
Orion Engineered Carbons SA	572,500	15,955,575
Trinseo SA	118,400	5,942,496
Tronox Ltd. Class A	3,678,469	43,516,288
Valvoline, Inc.	72,100	1,354,759
Westlake Chemical Corp.	287,156	20,063,590
		220,280,881
Diversified Chemicals - 34.7%
DowDuPont, Inc.	4,979,480	265,057,720
Eastman Chemical Co.	212,657	17,584,607
Ingevity Corp. (a)	236,600	27,261,052
The Chemours Co. LLC	2,377,400	90,412,522
		400,315,901
Fertilizers & Agricultural Chemicals - 5.2%
CF Industries Holdings, Inc.	380,200	16,044,440
The Mosaic Co.	1,144,100	35,776,007
The Scotts Miracle-Gro Co. Class A	105,100	8,607,690
		60,428,137
Industrial Gases - 17.0%
Air Products & Chemicals, Inc.	309,911	56,149,675
Linde PLC	808,616	140,084,636
		196,234,311
Specialty Chemicals - 18.1%
Celanese Corp. Class A	232,200	23,751,738
Ecolab, Inc.	73,700	12,448,667
Element Solutions, Inc. (a)	2,931,943	33,013,678
International Flavors & Fragrances, Inc.	390,400	49,776,000
PPG Industries, Inc.	32,200	3,605,434
RPM International, Inc.	297,000	17,187,390
Sherwin-Williams Co.	131,333	56,893,456
W.R. Grace & Co.	154,500	12,000,015
		208,676,378

TOTAL CHEMICALS		1,085,935,608

Metals & Mining - 1.3%
Diversified Metals & Mining - 1.3%
Livent Corp. (b)	1,156,472	14,802,842
Oil, Gas & Consumable Fuels - 0.5%
Oil & Gas Refining & Marketing - 0.5%
Valero Energy Corp.	68,600	5,595,016
Trading Companies & Distributors - 3.0%
Trading Companies & Distributors - 3.0%
Univar, Inc. (a)	1,517,094	34,301,495
TOTAL COMMON STOCKS
(Cost $942,071,184)		1,143,637,540

Money Market Funds - 1.7%
Fidelity Cash Central Fund, 2.44% (c)	4,469,089	4,469,983
Fidelity Securities Lending Cash Central Fund 2.45% (c)(d)	15,033,712	15,035,216
TOTAL MONEY MARKET FUNDS
(Cost $19,505,199)		19,505,199
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $961,576,383)		1,163,142,739
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(9,763,697)
NET ASSETS - 100%		$1,153,379,042

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$220,209
Fidelity Securities Lending Cash Central Fund	175,711
Total	$395,920

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	79.3%
Ireland	12.1%
Australia	3.8%
Netherlands	2.9%
Luxembourg	1.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Chemicals Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $15,089,190) — See accompanying schedule: Unaffiliated issuers (cost $942,071,184)	$1,143,637,540
Fidelity Central Funds (cost $19,505,199)	19,505,199
Total Investment in Securities (cost $961,576,383)		$1,163,142,739
Receivable for investments sold		2,332,466
Receivable for fund shares sold		508,676
Dividends receivable		4,055,919
Distributions receivable from Fidelity Central Funds		36,464
Prepaid expenses		14,978
Other receivables		101,653
Total assets		1,170,192,895
Liabilities
Payable for fund shares redeemed	$894,137
Accrued management fee	518,139
Other affiliated payables	220,335
Other payables and accrued expenses	145,935
Collateral on securities loaned	15,035,307
Total liabilities		16,813,853
Net Assets		$1,153,379,042
Net Assets consist of:
Paid in capital		$919,382,820
Total distributable earnings (loss)		233,996,222
Net Assets, for 85,004,878 shares outstanding		$1,153,379,042
Net Asset Value, offering price and redemption price per share ($1,153,379,042 ÷ 85,004,878 shares)		$13.57

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$32,260,304
Income from Fidelity Central Funds		395,920
Total income		32,656,224
Expenses
Management fee	$7,784,843
Transfer agent fees	2,695,749
Accounting and security lending fees	454,603
Custodian fees and expenses	53,762
Independent trustees' fees and expenses	8,423
Registration fees	47,376
Audit	52,943
Legal	9,731
Interest	11,739
Miscellaneous	(13,211)
Total expenses before reductions	11,105,958
Expense reductions	(109,555)
Total expenses after reductions		10,996,403
Net investment income (loss)		21,659,821
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	93,647,178
Fidelity Central Funds	(489)
Foreign currency transactions	22,617
Total net realized gain (loss)		93,669,306
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(285,152,364)
Assets and liabilities in foreign currencies	(22,006)
Total change in net unrealized appreciation (depreciation)		(285,174,370)
Net gain (loss)		(191,505,064)
Net increase (decrease) in net assets resulting from operations		$(169,845,243)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$21,659,821	$19,973,215
Net realized gain (loss)	93,669,306	192,613,270
Change in net unrealized appreciation (depreciation)	(285,174,370)	56,793,943
Net increase (decrease) in net assets resulting from operations	(169,845,243)	269,380,428
Distributions to shareholders	(172,397,316)	–
Distributions to shareholders from net investment income	–	(15,828,578)
Distributions to shareholders from net realized gain	–	(130,959,179)
Total distributions	(172,397,316)	(146,787,757)
Share transactions
Proceeds from sales of shares	142,345,479	708,415,147
Reinvestment of distributions	163,460,684	140,010,917
Cost of shares redeemed	(600,405,301)	(807,440,266)
Net increase (decrease) in net assets resulting from share transactions	(294,599,138)	40,985,798
Total increase (decrease) in net assets	(636,841,697)	163,578,469
Net Assets
Beginning of period	1,790,220,739	1,626,642,270
End of period	$1,153,379,042	$1,790,220,739
Other Information
Undistributed net investment income end of period		$1,118,316
Shares(a)
Sold	9,180,276	41,391,320
Issued in reinvestment of distributions	11,635,665	8,462,680
Redeemed	(39,027,003)	(46,796,860)
Net increase (decrease)	(18,211,062)	3,057,140

 (a) Share activity prior to August 10, 2018 has been adjusted to reflect the impact of the 10 for 1 share split occurred on that date.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Chemicals Portfolio

Years ended February 28,	2019	2018	2017	2016A	2015
Selected Per–Share DataB
Net asset value, beginning of period	$17.34	$16.24	$12.32	$15.33	$14.82
Income from Investment Operations
Net investment income (loss)C	.23	.19	.18	.19	.16
Net realized and unrealized gain (loss)	(2.17)	2.36	4.44	(2.34)	.91
Total from investment operations	(1.94)	2.55	4.62	(2.15)	1.07
Distributions from net investment income	(.21)	(.16)	(.17)	(.18)	(.14)
Distributions from net realized gain	(1.62)	(1.29)	(.53)	(.68)	(.42)
Total distributions	(1.83)	(1.45)	(.70)	(.86)	(.56)
Redemption fees added to paid in capitalC	–	–	–D	–D	–D
Net asset value, end of period	$13.57	$17.34	$16.24	$12.32	$15.33
Total ReturnE	(11.10)%	16.31%	38.02%	(14.46)%	7.52%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%	.77%	.80%	.80%	.79%
Expenses net of fee waivers, if any	.77%	.77%	.80%	.80%	.79%
Expenses net of all reductions	.76%	.77%	.79%	.79%	.79%
Net investment income (loss)	1.50%	1.12%	1.26%	1.36%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$1,153,379	$1,790,221	$1,626,642	$1,046,827	$1,625,067
Portfolio turnover rateH	62%	62%	85%	79%	80%I

 A For the year ended February 29.

 B Per Share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2019

1. Organization.

Chemicals Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

Effective August 10, 2018, Chemicals Portfolio underwent a 10 for 1 share split. The effect of the share split transaction was to multiply the number of outstanding shares of Chemicals Portfolio by a split factor of 10:1, with a corresponding decrease in net asset value (NAV) per share. This event does not impact the overall net assets of Chemicals Portfolio. The per share data presented in the Financial Highlights and Share activity presented in the Statements of Changes in Net Assets for Chemicals Portfolio have been retroactively adjusted to reflect this share split.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $101,653 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$243,985,071
Gross unrealized depreciation	(45,987,058)
Net unrealized appreciation (depreciation)	$197,998,013
Tax Cost	$965,144,726

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,827,781
Undistributed long-term capital gain	$33,286,234
Net unrealized appreciation (depreciation) on securities and other investments	$197,983,858

The tax character of distributions paid was as follows:

	February 28, 2019	February 28, 2018
Ordinary Income	$18,521,629	$ 82,124,537
Long-term Capital Gains	153,875,687	64,663,220
Total	$172,397,316	$ 146,787,757

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $887,206,874 and $1,289,921,055, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $39,097 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,516,821	2.32%	$11,739

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,306 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $175,711.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $96,776 for the period. In addition, through arrangements with the Fund's transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's transfer agent expenses by $8.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $12,771.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Gold Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(4.62)%	(3.86)%	(3.62)%
Class M (incl. 3.50% sales charge)	(2.59)%	(3.69)%	(3.66)%
Class C (incl. contingent deferred sales charge)	(0.48)%	(3.40)%	(3.74)%
Gold Portfolio	1.54%	(2.42)%	(2.77)%
Class I	1.54%	(2.40)%	(2.73)%
Class Z	1.60%	(2.39)%	(2.73)%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Gold Portfolio, a class of the fund, on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$7,549	Gold Portfolio
$46,739	S&P 500® Index

Gold Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Steven Calhoun:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 1% to 2%, trailing the 6.51% advance of the S&P® Global BMI Gold Capped 20/45 Linked Index, as well as the broad-based S&P 500® index. The fund’s underperformance of the S&P gold index the past 12 months was due to weak security selection. Currency also proved to be a drag on fund performance. The biggest individual relative detractors were overweightings in Premier Gold Mines (-43%) and Continental Gold (-41%), followed by untimely ownership of Guyana Goldfields, which returned -71% for the fund until I eliminated the position. Positioning in Barrick Gold and Northern Star Resources also held back relative performance. Conversely, not owning index constituent Centamin (-37%), a precious metals exploration and development company, was the biggest individual contributor versus the index. An overweighting in Torex Gold Resources also added value, as our shares of the company gained about 55% this period. Lastly, the fund’s underweighted stake in Goldcorp contributed to our relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On September 24, 2018, Steven Calhoun became Co-Portfolio Manager of the fund, joining Joe Wickwire. The two managed the fund together until March 31, 2019, at which point Joe retired and Steven became sole Portfolio Manager.

Gold Portfolio

Consolidated Investment Summary (Unaudited)

The information in the following tables is based on the consolidated investments of the Fund.

Top Ten Holdings as of February 28, 2019

(excluding repurchase agreements)	% of fund's net assets
Newmont Mining Corp.	10.4
Franco-Nevada Corp.	8.4
Newcrest Mining Ltd.	7.1
Barrick Gold Corp.	6.2
Agnico Eagle Mines Ltd. (Canada)	6.1
Barrick Gold Corp. (Canada)	6.0
Kirkland Lake Gold Ltd.	5.1
Royal Gold, Inc.	4.7
B2Gold Corp.	4.2
Goldcorp, Inc.	4.1
62.3

Top Industries (% of fund's net assets)

As of February 28, 2019
Gold	96.2%
Silver	1.7%
Commodities & Related Investments*	1.1%
Precious Metals & Minerals	0.5%
All Others**	0.5%

 * Includes gold bullion and/or silver bullion.

 ** Includes Short-Term investments and Net Other Assets (Liabilities).

Geographic Diversification (% of fund's net assets)

As of February 28, 2019
Canada	59.6%
United States of America*	16.7%
Australia	15.5%
South Africa	3.8%
Peru	2.8%
Cayman Islands	1.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Gold Portfolio

Consolidated Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
Australia - 15.5%
Metals & Mining - 15.5%
Gold - 15.5%
Evolution Mining Ltd.	16,738,079	$42,862,094
Newcrest Mining Ltd.	5,191,370	89,558,359
Northern Star Resources Ltd.	6,991,711	45,876,024
Regis Resources Ltd.	4,470,527	16,934,039
		195,230,516
Canada - 59.6%
Metals & Mining - 59.6%
Gold - 57.4%
Agnico Eagle Mines Ltd. (Canada)	1,817,901	77,318,986
Alamos Gold, Inc.	4,936,012	23,855,797
Argonaut Gold, Inc. (a)	4,680,962	6,616,201
B2Gold Corp. (a)	16,675,793	52,462,315
Barrick Gold Corp.	6,193,426	78,284,905
Barrick Gold Corp. (Canada)	5,997,469	75,654,839
Continental Gold, Inc. (a)	5,560,257	9,718,144
Detour Gold Corp. (a)	1,343,600	13,599,872
Franco-Nevada Corp.	1,399,600	105,441,958
Gold Standard Ventures Corp. (a)	3,200,700	3,745,642
Goldcorp, Inc.	4,893,000	51,683,347
Kirkland Lake Gold Ltd.	1,771,819	64,789,643
Novagold Resources, Inc. (a)	1,827,300	7,248,380
OceanaGold Corp.	8,905,732	28,694,330
Osisko Gold Royalties Ltd.	1,315,293	14,742,636
Premier Gold Mines Ltd. (a)(b)	14,800,022	20,806,293
Pretium Resources, Inc. (a)	1,507,683	12,213,155
Pretium Resources, Inc. (a)(c)	225,000	1,822,638
Seabridge Gold, Inc. (a)	1,228,210	17,686,523
SSR Mining, Inc. (a)	1,869,200	25,936,846
Torex Gold Resources, Inc. (a)	2,505,000	30,304,799
		722,627,249
Precious Metals & Minerals - 0.5%
Osisko Mining, Inc. (a)	2,298,200	6,112,466
Silver - 1.7%
MAG Silver Corp. (a)	728,901	7,145,274
Wheaton Precious Metals Corp.	647,400	14,080,009
		21,225,283
TOTAL METALS & MINING		749,964,998
Cayman Islands - 1.6%
Metals & Mining - 1.6%
Gold - 1.6%
Endeavour Mining Corp. (a)	1,355,640	20,613,516
Peru - 2.8%
Metals & Mining - 2.8%
Gold - 2.8%
Compania de Minas Buenaventura SA sponsored ADR	2,097,697	34,905,678
South Africa - 3.8%
Metals & Mining - 3.8%
Gold - 3.8%
AngloGold Ashanti Ltd. sponsored ADR	2,805,808	39,758,299
Harmony Gold Mining Co. Ltd. (a)	4,056,200	8,547,816
		48,306,115
United States of America - 15.1%
Metals & Mining - 15.1%
Gold - 15.1%
Newmont Mining Corp.	3,838,178	130,958,631
Royal Gold, Inc.	663,767	58,683,640
		189,642,271
TOTAL COMMON STOCKS
(Cost $1,051,701,337)		1,238,663,094
	Troy Ounces

Commodities - 1.1%
Gold Bullion
(Cost $10,517,140)	11,010	14,458,662

Money Market Funds - 1.3%
Fidelity Cash Central Fund, 2.44% (d)
(Cost $15,827,399)	15,824,648	15,827,813
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $1,078,045,876)		1,268,949,569
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(9,620,675)
NET ASSETS - 100%		$1,259,328,894

Legend

 (a) Non-income producing

 (b) Affiliated company

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,822,638 or 0.1% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$247,653
Fidelity Securities Lending Cash Central Fund	807
Total	$248,460

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Consolidated Statement of Operations, if applicable.

Consolidated Subsidiary

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in unrealized appreciation (depreciation)	Value, end of period
Fidelity Select Gold Cayman Ltd.	$85,477,120	$23,924,225	$91,484,473	$--	$822,337	$(4,309,971)	$14,429,238

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Continental Gold, Inc.	$28,390,023	$95,681	$6,820,060	$--	$(14,118,785)	$2,171,285	$--
Premier Gold Mines Ltd.	40,731,717	320,755	2,419,361	--	(7,274,690)	(10,552,128)	20,806,293
Total	$69,121,740	$416,436	$9,239,421	$--	$(21,393,475)	$(8,380,843)	$20,806,293

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,238,663,094	$1,230,115,278	$8,547,816	$--
Commodities	14,458,662	14,458,662	--	--
Money Market Funds	15,827,813	15,827,813	--	--
Total Investments in Securities:	$1,268,949,569	$1,260,401,753	$8,547,816	$--

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,015,971,402)	$1,217,856,801
Fidelity Central Funds (cost $15,827,399)	15,827,813
Commodities (cost $10,517,140)	14,458,662
Other affiliated issuers (cost $35,729,935)	20,806,293
Total Investment in Securities (cost $1,078,045,876)		$1,268,949,569
Cash		8,664
Foreign currency held at value (cost $630,961)		630,961
Receivable for investments sold		4,069,906
Receivable for fund shares sold		1,817,090
Dividends receivable		1,056,962
Distributions receivable from Fidelity Central Funds		24,202
Prepaid expenses		10,478
Other receivables		94,227
Total assets		1,276,662,059
Liabilities
Payable for investments purchased	$9,695,577
Payable for fund shares redeemed	6,502,772
Accrued management fee	571,275
Distribution and service plan fees payable	77,439
Other affiliated payables	266,902
Other payables and accrued expenses	219,200
Total liabilities		17,333,165
Net Assets		$1,259,328,894
Net Assets consist of:
Paid in capital		$2,657,356,830
Total distributable earnings (loss)		(1,398,027,936)
Net Assets		$1,259,328,894
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($50,478,694 ÷ 2,725,335 shares)		$18.52
Maximum offering price per share (100/94.25 of $18.52)		$19.65
Class M:
Net Asset Value and redemption price per share ($17,401,012 ÷ 960,840 shares)		$18.11
Maximum offering price per share (100/96.50 of $18.11)		$18.77
Class C:
Net Asset Value and offering price per share ($67,759,662 ÷ 3,930,189 shares)(a)		$17.24
Gold:
Net Asset Value, offering price and redemption price per share ($1,035,696,776 ÷ 54,313,462 shares)		$19.07
Class I:
Net Asset Value, offering price and redemption price per share ($84,956,170 ÷ 4,454,693 shares)		$19.07
Class Z:
Net Asset Value, offering price and redemption price per share ($3,036,580 ÷ 159,158 shares)		$19.08

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$12,648,358
Income from Fidelity Central Funds		248,460
Income before foreign taxes withheld		12,896,818
Less foreign taxes withheld		(625,990)
Total income		12,270,828
Expenses
Management fee	$6,592,158
Transfer agent fees	2,661,262
Distribution and service plan fees	1,062,748
Accounting and security lending fees	546,595
Custodian fees and expenses	260,812
Independent trustees' fees and expenses	6,684
Registration fees	129,596
Audit	74,818
Legal	7,473
Miscellaneous	54,042
Total expenses before reductions	11,396,188
Expense reductions	(197,765)
Total expenses after reductions		11,198,423
Net investment income (loss)		1,072,405
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	(194,751,098)
Fidelity Central Funds	172
Other affiliated issuers	(21,393,475)
Commodities	(5,730,283)
Foreign currency transactions	(119,489)
Total net realized gain (loss)		(221,994,173)
Change in net unrealized appreciation (depreciation) on:
Investments:
Investments	245,479,824
Fidelity Central Funds	410
Other affiliated issuers	(8,380,843)
Assets and liabilities in foreign currencies	(32,065)
Commodities	2,574,543
Total change in net unrealized appreciation (depreciation)		239,641,869
Net gain (loss)		17,647,696
Net increase (decrease) in net assets resulting from operations		$18,720,101

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,072,405	$(5,136,354)
Net realized gain (loss)	(221,994,173)	(19,797,959)
Change in net unrealized appreciation (depreciation)	239,641,869	(128,650,104)
Net increase (decrease) in net assets resulting from operations	18,720,101	(153,584,417)
Distributions to shareholders from net realized gain	–	(3,130,282)
Total distributions	–	(3,130,282)
Share transactions - net increase (decrease)	(6,262,689)	(136,518,156)
Total increase (decrease) in net assets	12,457,412	(293,232,855)
Net Assets
Beginning of period	1,246,871,482	1,540,104,337
End of period	$1,259,328,894	$1,246,871,482
Other Information
Accumulated net investment loss end of period		$(6,965,927)

See accompanying notes which are an integral part of the consolidated financial statements.

Consolidated Financial Highlights

Gold Portfolio Class A

Years ended February 28,	2019	2018	2017	2016A	2015
Selected Per–Share Data
Net asset value, beginning of period	$18.30	$20.54	$17.70	$18.11	$22.01
Income from Investment Operations
Net investment income (loss)B	(.03)	(.12)	(.16)	(.06)	(.10)
Net realized and unrealized gain (loss)	.25	(2.09)	3.59	(.35)	(3.80)
Total from investment operations	.22	(2.21)	3.43	(.41)	(3.90)
Distributions from net realized gain	–	(.03)	(.60)	–	–
Total distributions	–	(.03)	(.60)	–	–
Redemption fees added to paid in capitalB	–	–	.01	–C	–C
Net asset value, end of period	$18.52	$18.30	$20.54	$17.70	$18.11
Total ReturnD,E	1.20%	(10.77)%	19.97%	(2.26)%	(17.72)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.19%	1.18%	1.19%	1.23%	1.23%
Expenses net of fee waivers, if any	1.18%	1.16%	1.16%	1.20%	1.19%
Expenses net of all reductions	1.18%	1.16%	1.16%	1.20%	1.19%
Net investment income (loss)	(.15)%	(.58)%	(.71)%	(.44)%	(.51)%
Supplemental Data
Net assets, end of period (000 omitted)	$50,479	$61,703	$83,589	$53,509	$46,898
Portfolio turnover rateH	37%	13%	28%	20%	20%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio Class M

Years ended February 28,	2019	2018	2017	2016A	2015
Selected Per–Share Data
Net asset value, beginning of period	$17.94	$20.19	$17.37	$17.83	$21.73
Income from Investment Operations
Net investment income (loss)B	(.07)	(.17)	(.22)	(.11)	(.15)
Net realized and unrealized gain (loss)	.24	(2.05)	3.54	(.35)	(3.75)
Total from investment operations	.17	(2.22)	3.32	(.46)	(3.90)
Distributions from net realized gain	–	(.03)	(.51)	–	–
Total distributions	–	(.03)	(.51)	–	–
Redemption fees added to paid in capitalB	–	–	.01	–C	–C
Net asset value, end of period	$18.11	$17.94	$20.19	$17.37	$17.83
Total ReturnD,E	.95%	(11.04)%	19.62%	(2.58)%	(17.95)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.48%	1.48%	1.49%	1.52%	1.50%
Expenses net of fee waivers, if any	1.46%	1.47%	1.46%	1.48%	1.46%
Expenses net of all reductions	1.46%	1.47%	1.46%	1.48%	1.46%
Net investment income (loss)	(.43)%	(.88)%	(1.01)%	(.72)%	(.79)%
Supplemental Data
Net assets, end of period (000 omitted)	$17,401	$19,355	$25,170	$17,720	$16,200
Portfolio turnover rateH	37%	13%	28%	20%	20%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio Class C

Years ended February 28,	2019	2018	2017	2016A	2015
Selected Per–Share Data
Net asset value, beginning of period	$17.15	$19.36	$16.68	$17.20	$21.06
Income from Investment Operations
Net investment income (loss)B	(.13)	(.24)	(.29)	(.16)	(.23)
Net realized and unrealized gain (loss)	.22	(1.95)	3.42	(.36)	(3.63)
Total from investment operations	.09	(2.19)	3.13	(.52)	(3.86)
Distributions from net realized gain	–	(.02)	(.45)	–	–
Total distributions	–	(.02)	(.45)	–	–
Redemption fees added to paid in capitalB	–	–	–C	–C	–C
Net asset value, end of period	$17.24	$17.15	$19.36	$16.68	$17.20
Total ReturnD,E	.52%	(11.35)%	19.19%	(3.02)%	(18.33)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.84%	1.85%	1.88%	1.97%	1.96%
Expenses net of fee waivers, if any	1.83%	1.83%	1.85%	1.93%	1.92%
Expenses net of all reductions	1.83%	1.83%	1.84%	1.93%	1.92%
Net investment income (loss)	(.80)%	(1.25)%	(1.40)%	(1.17)%	(1.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$67,760	$92,724	$101,215	$52,732	$39,429
Portfolio turnover rateH	37%	13%	28%	20%	20%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$18.78	$21.02	$18.12	$18.50	$22.41
Income from Investment Operations
Net investment income (loss)B	.03	(.05)	(.09)	(.03)	(.04)
Net realized and unrealized gain (loss)	.26	(2.14)	3.66	(.35)	(3.87)
Total from investment operations	.29	(2.19)	3.57	(.38)	(3.91)
Distributions from net realized gain	–	(.05)	(.68)	–	–
Total distributions	–	(.05)	(.68)	–	–
Redemption fees added to paid in capitalB	–	–	.01	–C	–C
Net asset value, end of period	$19.07	$18.78	$21.02	$18.12	$18.50
Total ReturnD	1.54%	(10.47)%	20.38%	(2.05)%	(17.45)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.86%	.86%	.87%	.97%	.94%
Expenses net of fee waivers, if any	.85%	.85%	.84%	.93%	.90%
Expenses net of all reductions	.85%	.84%	.84%	.93%	.90%
Net investment income (loss)	.18%	(.26)%	(.39)%	(.17)%	(.22)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,035,697	$1,011,412	$1,271,458	$1,076,206	$992,944
Portfolio turnover rateG	37%	13%	28%	20%	20%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio Class I

Years ended February 28,	2019	2018	2017	2016A	2015
Selected Per–Share Data
Net asset value, beginning of period	$18.78	$21.02	$18.13	$18.50	$22.41
Income from Investment Operations
Net investment income (loss)B	.04	(.05)	(.09)	(.02)	(.04)
Net realized and unrealized gain (loss)	.25	(2.14)	3.67	(.35)	(3.87)
Total from investment operations	.29	(2.19)	3.58	(.37)	(3.91)
Distributions from net realized gain	–	(.05)	(.70)	–	–
Total distributions	–	(.05)	(.70)	–	–
Redemption fees added to paid in capitalB	–	–	.01	–C	–C
Net asset value, end of period	$19.07	$18.78	$21.02	$18.13	$18.50
Total ReturnD	1.54%	(10.47)%	20.41%	(2.00)%	(17.45)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.84%	.85%	.87%	.92%	.90%
Expenses net of fee waivers, if any	.82%	.83%	.84%	.88%	.86%
Expenses net of all reductions	.82%	.83%	.84%	.88%	.86%
Net investment income (loss)	.21%	(.24)%	(.39)%	(.12)%	(.18)%
Supplemental Data
Net assets, end of period (000 omitted)	$84,956	$61,677	$58,673	$52,607	$23,667
Portfolio turnover rateG	37%	13%	28%	20%	20%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Gold Portfolio Class Z

Years ended February 28,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$16.62
Income from Investment Operations
Net investment income (loss)B	.07
Net realized and unrealized gain (loss)	2.39
Total from investment operations	2.46
Redemption fees added to paid in capitalB	–
Net asset value, end of period	$19.08
Total ReturnC,D	14.80%
Ratios to Average Net AssetsE,F
Expenses before reductions	.68%G
Expenses net of fee waivers, if any	.68%G
Expenses net of all reductions	.67%G
Net investment income (loss)	.97%G
Supplemental Data
Net assets, end of period (000 omitted)	$3,037
Portfolio turnover rateH	37%

 A For the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the consolidated financial statements.

Notes to Consolidated Financial Statements

For the period ended February 28, 2019

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Gold, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Consolidated Subsidiary.

The Fund invests in certain commodity-related investments through Fidelity Select Gold Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of period end, the Fund held an investment of $14,429,238 in the Subsidiary, representing 1.1% of the Fund's net assets.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

3. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Consolidated Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

4. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2019 is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $94,227 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2019, the Fund did not have any unrecognized tax benefits in the consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporations, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes on an unconsolidated basis were as follows:

Gross unrealized appreciation	$247,846,536
Gross unrealized depreciation	(182,161,467)
Net unrealized appreciation (depreciation)	$65,685,069
Tax Cost	$1,203,235,076

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(1,511,346,534)
Net unrealized appreciation (depreciation) on securities and other investments	$65,651,980

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(147,410,277)
Long-term	(1,363,936,257)
Total capital loss carryforward	$(1,511,346,534)

The tax character of distributions paid was as follows:

	February 28, 2019	February 28, 2018
Ordinary Income	$–	$ 3,130,282
Total	$ -	$ 3,130,282

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Consolidated Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's consolidated financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $437,274,815 and $439,818,154, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease.

FMR, either through itself or through an affiliate provides investment management related services to the Subsidiary for which, during the period March 1, 2018 through September 30, 2018, the Subsidiary paid a monthly management fee at the annual rate of .30% of its net assets. Effective October 1, 2018, the Subsidiary no longer paid a monthly management fee. Under the management contract with the subsidiary, FMR pays all other expenses of the Subsidiary, except custodian fees.

For the reporting period, the total consolidated annual management fee rate which includes the management fee of the Fund and the Subsidiary was .55% of the Fund's average net assets.

During the period, the investment adviser waived a portion of the Fund's management fee representing the amount of the management fee paid by the Subsidiary to FMR as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$124,913	$–
Class M	.25%	.25%	83,612	–
Class C	.75%	.25%	854,223	117,308
			$1,062,748	$117,308

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$14,500
Class M	4,575
Class C(a)	8,597
$27,672

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$150,583.30
Class M	56,184.34
Class C	174,224.20
Gold	2,160,628.22
Class I	119,146.20
Class Z	497	.05(a)
	$2,661,262

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .05%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were $6,844 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,339 and is reflected in Miscellaneous expenses on the Consolidated Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $807.

9. Expense Reductions.

For the period March 1, 2018 through September 30, 2018, the investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to the management fee paid by the Subsidiary to FMR. During the period, this waiver reduced the Fund's management fee by $152,805. Effective October 1, 2018, this waiver was discontinued.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $17,287 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,047.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $10,609 and a portion of class-level operating expenses as follows:

Amount
Class A	$644
Class M	222
Class C	868
Gold	13,158
Class I	1,086
Class Z	39
$16,017

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2019(a)	Year ended February 28, 2018
From net realized gain
Class A	$–	$127,654
Class M	–	32,220
Class C	–	80,827
Gold	–	2,740,284
Class I	–	149,297
Class Z	–	–
Total	$–	$3,130,282

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2019 (a)	Year ended February 28, 2018	Year ended February 28, 2019 (a)	Year ended February 28, 2018
Class A
Shares sold	562,437	960,171	$9,909,468	$19,302,127
Reinvestment of distributions	–	5,732	–	125,534
Shares redeemed	(1,208,833)	(1,663,786)	(21,611,552)	(33,274,700)
Net increase (decrease)	(646,396)	(697,883)	$(11,702,084)	$(13,847,039)
Class M
Shares sold	229,723	233,072	$3,924,126	$4,622,741
Reinvestment of distributions	–	1,488	–	32,029
Shares redeemed	(347,502)	(402,307)	(6,015,227)	(7,900,562)
Net increase (decrease)	(117,779)	(167,747)	$(2,091,101)	$(3,245,792)
Class C
Shares sold	752,482	1,214,001	$12,855,428	$22,977,515
Reinvestment of distributions	–	3,724	–	76,868
Shares redeemed	(2,230,268)	(1,038,456)	(35,991,400)	(19,487,828)
Net increase (decrease)	(1,477,786)	179,269	$(23,135,972)	$3,566,555
Gold
Shares sold	18,855,174	17,998,314	$336,678,749	$372,447,330
Reinvestment of distributions	–	117,013	–	2,622,272
Shares redeemed	(18,402,999)	(24,743,063)	(329,426,640)	(508,056,164)
Net increase (decrease)	452,175	(6,627,736)	$7,252,109	$(132,986,562)
Class I
Shares sold	2,830,267	1,883,552	$50,462,127	$38,579,606
Reinvestment of distributions	–	6,152	–	137,796
Shares redeemed	(1,660,500)	(1,396,712)	(29,601,141)	(28,722,720)
Net increase (decrease)	1,169,767	492,992	$20,860,986	$9,994,682
Class Z
Shares sold	368,708	–	$6,495,798	$–
Shares redeemed	(209,550)	–	(3,942,425)	–
Net increase (decrease)	159,158	–	$2,553,373	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Materials Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(17.62)%	0.10%	13.14%
Class M (incl. 3.50% sales charge)	(15.89)%	0.27%	13.07%
Class C (incl. contingent deferred sales charge)	(14.02)%	0.54%	12.95%
Materials Portfolio	(12.35)%	1.56%	14.12%
Class I	(12.34)%	1.58%	14.13%
Class Z	(12.28)%	1.60%	14.14%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018 are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Materials Portfolio, a class of the fund, on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$37,454	Materials Portfolio
$46,739	S&P 500® Index

Materials Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Richard Malnight:  For the fiscal year, the fund’s share classes returned roughly -12% to -13%, notably trailing the -6.42% result of the MSCI U.S. IMI Materials 25/50 Index, and also underperforming the broader S&P 500®. Versus the MSCI index, positioning in specialty chemicals and diversified chemicals detracted most from the fund’s performance, although fertilizers & agricultural chemicals also weighed on our relative result. Overweighting commodity chemicals hurt as well, but the negative impact here was largely offset by favorable stock selection in the group. At the individual stock level, not owning MSCI index component Ecolab made this stock the portfolio's largest relative detractor. Overweighting DowDuPont – by far, the fund’s largest holding – and Westlake Chemical also worked against us. During the period, I shifted capital from Westlake to Olin, which ended the period as the fund’s fourth-largest position and, due to our timely purchases, contributed to the fund’s relative result. Elsewhere, relative performance benefited modestly from stock picking among industrial gases and copper companies. The top individual relative contributor was a non-benchmark position in Germany-based industrial gases company Linde. Given the planned merger of Linde and competitor Praxair – a deal that closed in December – we chose to play the Linde side of it and avoided Praxair. Although not owning Praxair detracted this period, the combined impact of our positions in Linde and Praxair on relative performance was positive. A significant overweighting in Element Solutions – formerly known as Platform Specialty Products – also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Materials Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
DowDuPont, Inc.	23.0
Linde PLC	9.3
The Chemours Co. LLC	8.5
Olin Corp.	7.2
Air Products & Chemicals, Inc.	4.9
Sherwin-Williams Co.	4.5
Vulcan Materials Co.	3.6
Tronox Ltd. Class A	2.9
International Flavors & Fragrances, Inc.	2.6
Crown Holdings, Inc.	2.4
68.9

Top Industries (% of fund's net assets)

As of February 28, 2019
Chemicals	78.7%
Metals & Mining	8.5%
Containers & Packaging	6.2%
Construction Materials	3.8%
Trading Companies & Distributors	2.3%
All Others*	0.5%

* Includes short-term investments and net other assets (liabilities).

Materials Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
Building Products - 0.3%
Building Products - 0.3%
GCP Applied Technologies, Inc. (a)	87,900	$2,634,363
Chemicals - 78.7%
Commodity Chemicals - 15.7%
Cabot Corp.	197,956	9,280,177
Ciner Resources LP	136,500	3,390,660
LyondellBasell Industries NV Class A	178,615	15,275,155
Olin Corp.	3,062,317	79,191,518
Orion Engineered Carbons SA	556,121	15,499,092
Trinseo SA	53,300	2,675,127
Tronox Ltd. Class A	2,711,903	32,081,812
Valvoline, Inc.	68,079	1,279,204
Westlake Chemical Corp.	189,842	13,264,261
		171,937,006
Diversified Chemicals - 33.7%
DowDuPont, Inc.	4,728,333	251,689,166
Eastman Chemical Co.	103,848	8,587,191
Ingevity Corp. (a)	137,900	15,888,838
The Chemours Co. LLC	2,448,531	93,117,634
		369,282,829
Fertilizers & Agricultural Chemicals - 3.1%
CF Industries Holdings, Inc.	243,100	10,258,820
The Mosaic Co.	770,200	24,084,154
		34,342,974
Industrial Gases - 14.2%
Air Products & Chemicals, Inc.	297,800	53,955,404
Linde PLC	590,186	102,243,823
		156,199,227
Specialty Chemicals - 12.0%
Celanese Corp. Class A	121,400	12,418,006
Element Solutions, Inc. (a)	2,138,715	24,081,931
International Flavors & Fragrances, Inc.	223,706	28,522,515
RPM International, Inc.	175,000	10,127,250
Sherwin-Williams Co.	114,300	49,514,760
W.R. Grace & Co.	82,700	6,423,309
		131,087,771

TOTAL CHEMICALS		862,849,807

Construction Materials - 3.8%
Construction Materials - 3.8%
Summit Materials, Inc. (a)	155,900	2,650,300
Vulcan Materials Co.	353,500	39,401,110
		42,051,410
Containers & Packaging - 6.2%
Metal & Glass Containers - 6.2%
Aptargroup, Inc.	187,800	19,104,894
Ball Corp.	326,800	17,902,104
Crown Holdings, Inc. (a)	491,600	26,688,964
Owens-Illinois, Inc.	206,100	4,105,512
		67,801,474
Metals & Mining - 8.5%
Copper - 2.1%
Antofagasta PLC	1,870,826	23,245,475
Diversified Metals & Mining - 1.5%
Alcoa Corp. (a)	257,000	7,581,500
Livent Corp. (b)	675,700	8,648,960
		16,230,460
Gold - 2.9%
Newmont Mining Corp.	702,900	23,982,948
Royal Gold, Inc.	90,000	7,956,900
		31,939,848
Steel - 2.0%
AK Steel Holding Corp. (a)(b)	424,600	1,282,292
Allegheny Technologies, Inc. (a)	173,700	4,973,031
Cleveland-Cliffs, Inc.	377,600	4,187,584
Steel Dynamics, Inc.	315,279	11,766,212
		22,209,119

TOTAL METALS & MINING		93,624,902

Trading Companies & Distributors - 2.3%
Trading Companies & Distributors - 2.3%
Univar, Inc. (a)	1,096,733	24,797,133
TOTAL COMMON STOCKS
(Cost $1,033,974,520)		1,093,759,089

Money Market Funds - 1.0%
Fidelity Cash Central Fund, 2.44% (c)	1,459,132	1,459,424
Fidelity Securities Lending Cash Central Fund 2.45% (c)(d)	9,592,626	9,593,585
TOTAL MONEY MARKET FUNDS
(Cost $11,053,009)		11,053,009
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $1,045,027,529)		1,104,812,098
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(8,497,071)
NET ASSETS - 100%		$1,096,315,027

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$120,918
Fidelity Securities Lending Cash Central Fund	84,391
Total	$205,309

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.6%
Ireland	9.3%
Australia	2.9%
United Kingdom	2.1%
Luxembourg	1.7%
Netherlands	1.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $9,557,980) — See accompanying schedule: Unaffiliated issuers (cost $1,033,974,520)	$1,093,759,089
Fidelity Central Funds (cost $11,053,009)	11,053,009
Total Investment in Securities (cost $1,045,027,529)		$1,104,812,098
Foreign currency held at value (cost $19,367)		19,569
Receivable for investments sold		1,102,876
Receivable for fund shares sold		561,709
Dividends receivable		3,744,335
Distributions receivable from Fidelity Central Funds		18,127
Prepaid expenses		15,584
Other receivables		120,873
Total assets		1,110,395,171
Liabilities
Payable for investments purchased	$1,859,091
Payable for fund shares redeemed	1,670,697
Accrued management fee	491,176
Distribution and service plan fees payable	80,904
Other affiliated payables	220,449
Other payables and accrued expenses	164,402
Collateral on securities loaned	9,593,425
Total liabilities		14,080,144
Net Assets		$1,096,315,027
Net Assets consist of:
Paid in capital		$1,049,970,682
Total distributable earnings (loss)		46,344,345
Net Assets		$1,096,315,027
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($126,181,806 ÷ 1,813,619 shares)		$69.57
Maximum offering price per share (100/94.25 of $69.57)		$73.81
Class M:
Net Asset Value and redemption price per share ($27,435,946 ÷ 397,712 shares)		$68.98
Maximum offering price per share (100/96.50 of $68.98)		$71.48
Class C:
Net Asset Value and offering price per share ($51,659,091 ÷ 769,524 shares)(a)		$67.13
Materials:
Net Asset Value, offering price and redemption price per share ($626,759,051 ÷ 8,974,171 shares)		$69.84
Class I:
Net Asset Value, offering price and redemption price per share ($254,240,010 ÷ 3,647,522 shares)		$69.70
Class Z:
Net Asset Value, offering price and redemption price per share ($10,039,123 ÷ 144,281 shares)		$69.58

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$30,302,990
Income from Fidelity Central Funds		205,309
Total income		30,508,299
Expenses
Management fee	$7,717,130
Transfer agent fees	2,880,562
Distribution and service plan fees	1,255,123
Accounting and security lending fees	451,021
Custodian fees and expenses	51,707
Independent trustees' fees and expenses	8,426
Registration fees	117,210
Audit	56,946
Legal	9,813
Interest	22,531
Miscellaneous	79,900
Total expenses before reductions	12,650,369
Expense reductions	(223,695)
Total expenses after reductions		12,426,674
Net investment income (loss)		18,081,625
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	48,584,983
Redemptions in-kind with affiliated entities	42,386,899
Fidelity Central Funds	145
Foreign currency transactions	41,492
Total net realized gain (loss)		91,013,519
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(319,868,319)
Assets and liabilities in foreign currencies	(9,124)
Total change in net unrealized appreciation (depreciation)		(319,877,443)
Net gain (loss)		(228,863,924)
Net increase (decrease) in net assets resulting from operations		$(210,782,299)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,081,625	$13,943,613
Net realized gain (loss)	91,013,519	168,615,627
Change in net unrealized appreciation (depreciation)	(319,877,443)	43,205,875
Net increase (decrease) in net assets resulting from operations	(210,782,299)	225,765,115
Distributions to shareholders	(148,511,389)	–
Distributions to shareholders from net investment income	–	(13,925,069)
Distributions to shareholders from net realized gain	–	(80,094,510)
Total distributions	(148,511,389)	(94,019,579)
Share transactions - net increase (decrease)	(426,989,061)	182,977,431
Total increase (decrease) in net assets	(786,282,749)	314,722,967
Net Assets
Beginning of period	1,882,597,776	1,567,874,809
End of period	$1,096,315,027	$1,882,597,776
Other Information
Undistributed net investment income end of period		$2,045,516

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Materials Portfolio Class A

Years ended February 28,	2019	2018	2017	2016A	2015
Selected Per–Share Data
Net asset value, beginning of period	$88.50	$81.27	$62.94	$80.43	$86.46
Income from Investment Operations
Net investment income (loss)B	.84	.55	.70	.79	.51
Net realized and unrealized gain (loss)	(12.01)	11.18	18.26	(16.80)	1.05
Total from investment operations	(11.17)	11.73	18.96	(16.01)	1.56
Distributions from net investment income	(.67)	(.50)	(.63)	(.58)	(.43)
Distributions from net realized gain	(7.09)	(4.00)	–	(.91)	(7.17)
Total distributions	(7.76)	(4.50)	(.63)	(1.48)C	(7.59)D
Redemption fees added to paid in capitalB	–	–	–E	–E	–E
Net asset value, end of period	$69.57	$88.50	$81.27	$62.94	$80.43
Total ReturnF,G	(12.59)%	14.65%	30.18%	(20.01)%	2.20%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.06%	1.07%	1.08%	1.06%	1.06%
Expenses net of fee waivers, if any	1.06%	1.07%	1.08%	1.06%	1.06%
Expenses net of all reductions	1.05%	1.06%	1.07%	1.06%	1.06%
Net investment income (loss)	1.08%	.64%	.96%	1.09%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$126,182	$201,933	$229,086	$202,747	$319,740
Portfolio turnover rateJ	77%K	67%	49%K	64%	76%K

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.48 per share is comprised of distributions from net investment income of $.575 and distributions from net realized gain of $.906 per share.

 D Total distributions of $7.59 per share is comprised of distributions from net investment income of $.425 and distributions from net realized gain of $7.167 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio Class M

Years ended February 28,	2019	2018	2017	2016A	2015
Selected Per–Share Data
Net asset value, beginning of period	$87.79	$80.66	$62.52	$79.95	$85.99
Income from Investment Operations
Net investment income (loss)B	.61	.30	.47	.56	.25
Net realized and unrealized gain (loss)	(11.88)	11.08	18.12	(16.69)	1.06
Total from investment operations	(11.27)	11.38	18.59	(16.13)	1.31
Distributions from net investment income	(.45)	(.25)	(.45)	(.40)	(.18)
Distributions from net realized gain	(7.09)	(4.00)	–	(.91)	(7.17)
Total distributions	(7.54)	(4.25)	(.45)	(1.30)C	(7.35)
Redemption fees added to paid in capitalB	–	–	–D	–D	–D
Net asset value, end of period	$68.98	$87.79	$80.66	$62.52	$79.95
Total ReturnE,F	(12.84)%	14.30%	29.78%	(20.27)%	1.90%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.35%	1.36%	1.39%	1.38%	1.37%
Expenses net of fee waivers, if any	1.35%	1.36%	1.39%	1.37%	1.37%
Expenses net of all reductions	1.34%	1.35%	1.38%	1.37%	1.37%
Net investment income (loss)	.79%	.35%	.65%	.77%	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$27,436	$40,107	$40,935	$30,118	$45,252
Portfolio turnover rateI	77%J	67%	49%J	64%	76%J

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.30 per share is comprised of distributions from net investment income of $.395 and distributions from net realized gain of $.906 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio Class C

Years ended February 28,	2019	2018	2017	2016A	2015
Selected Per–Share Data
Net asset value, beginning of period	$85.52	$78.72	$61.09	$78.12	$84.38
Income from Investment Operations
Net investment income (loss)B	.25	(.09)	.15	.24	(.12)
Net realized and unrealized gain (loss)	(11.50)	10.80	17.68	(16.28)	1.03
Total from investment operations	(11.25)	10.71	17.83	(16.04)	.91
Distributions from net investment income	(.04)	(.02)	(.20)	(.08)	–
Distributions from net realized gain	(7.09)	(3.89)	–	(.91)	(7.17)
Total distributions	(7.14)C	(3.91)	(.20)	(.99)	(7.17)
Redemption fees added to paid in capitalB	–	–	–D	–D	–D
Net asset value, end of period	$67.13	$85.52	$78.72	$61.09	$78.12
Total ReturnE,F	(13.24)%	13.78%	29.21%	(20.61)%	1.43%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.81%	1.82%	1.83%	1.81%	1.82%
Expenses net of fee waivers, if any	1.81%	1.82%	1.82%	1.81%	1.82%
Expenses net of all reductions	1.79%	1.82%	1.82%	1.81%	1.82%
Net investment income (loss)	.33%	(.11)%	.21%	.34%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$51,659	$85,792	$80,225	$66,896	$107,697
Portfolio turnover rateI	77%J	67%	49%J	64%	76%J

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $7.14 per share is comprised of distributions from net investment income of $.042 and distributions from net realized gain of $7.094 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio

Years ended February 28,	2019	2018	2017	2016A	2015
Selected Per–Share Data
Net asset value, beginning of period	$88.90	$81.64	$63.20	$80.77	$86.81
Income from Investment Operations
Net investment income (loss)B	1.06	.79	.90	.98	.73
Net realized and unrealized gain (loss)	(12.09)	11.24	18.34	(16.89)	1.05
Total from investment operations	(11.03)	12.03	19.24	(15.91)	1.78
Distributions from net investment income	(.93)	(.77)	(.80)	(.76)	(.65)
Distributions from net realized gain	(7.09)	(4.00)	–	(.91)	(7.17)
Total distributions	(8.03)C	(4.77)	(.80)	(1.66)D	(7.82)
Redemption fees added to paid in capitalB	–	–	–E	–E	–E
Net asset value, end of period	$69.84	$88.90	$81.64	$63.20	$80.77
Total ReturnF	(12.35)%	14.96%	30.52%	(19.81)%	2.46%
Ratios to Average Net AssetsG,H
Expenses before reductions	.79%	.79%	.81%	.81%	.80%
Expenses net of fee waivers, if any	.79%	.79%	.81%	.81%	.80%
Expenses net of all reductions	.78%	.79%	.81%	.80%	.80%
Net investment income (loss)	1.35%	.91%	1.22%	1.34%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$626,759	$1,043,704	$882,504	$711,985	$1,107,689
Portfolio turnover rateI	77%J	67%	49%J	64%	76%J

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $8.03 per share is comprised of distributions from net investment income of $.932 and distributions from net realized gain of $7.094 per share.

 D Total distributions of $1.66 per share is comprised of distributions from net investment income of $.756 and distributions from net realized gain of $.906 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio Class I

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$88.73	$81.49	$63.07	$80.60	$86.66
Income from Investment Operations
Net investment income (loss)B	1.07	.80	.91	1.00	.74
Net realized and unrealized gain (loss)	(12.08)	11.22	18.31	(16.86)	1.05
Total from investment operations	(11.01)	12.02	19.22	(15.86)	1.79
Distributions from net investment income	(.93)	(.78)	(.80)	(.77)	(.68)
Distributions from net realized gain	(7.09)	(4.00)	–	(.91)	(7.17)
Total distributions	(8.02)	(4.78)	(.80)	(1.67)C	(7.85)
Redemption fees added to paid in capitalB	–	–	–D	–D	–D
Net asset value, end of period	$69.70	$88.73	$81.49	$63.07	$80.60
Total ReturnE	(12.34)%	14.97%	30.55%	(19.79)%	2.49%
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%	.79%	.79%	.78%	.78%
Expenses net of fee waivers, if any	.78%	.79%	.79%	.78%	.78%
Expenses net of all reductions	.77%	.78%	.78%	.78%	.78%
Net investment income (loss)	1.36%	.92%	1.25%	1.37%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$254,240	$511,062	$335,124	$306,145	$468,371
Portfolio turnover rateH	77%I	67%	49%I	64%	76%I

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.67 per share is comprised of distributions from net investment income of $.767 and distributions from net realized gain of $.906 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Materials Portfolio Class Z

Year ended February 28,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$79.81
Income from Investment Operations
Net investment income (loss)B	.62
Net realized and unrealized gain (loss)	(6.96)
Total from investment operations	(6.34)
Distributions from net investment income	(.96)
Distributions from net realized gain	(2.93)
Total distributions	(3.89)
Net asset value, end of period	$69.58
Total ReturnC,D	(7.35)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.63%G
Expenses net of fee waivers, if any	.62%G
Expenses net of all reductions	.61%G
Net investment income (loss)	2.27%G
Supplemental Data
Net assets, end of period (000 omitted)	$10,039
Portfolio turnover rateH	77%I

 A For the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2019

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Materials, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $120,706 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, foreign currency transactions, deferred trustees compensation, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$112,893,272
Gross unrealized depreciation	(61,305,726)
Net unrealized appreciation (depreciation)	$51,587,546
Tax Cost	$1,053,224,552

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$51,576,134

The Fund intends to elect to defer to its next fiscal year $5,111,087 of capital losses recognized during the period November 1, 2018 to February 28, 2019.

The tax character of distributions paid was as follows:

	February 28, 2019	February 28, 2018
Ordinary Income	$14,413,957	$ 18,045,341
Long-term Capital Gains	134,097,432	75,974,238
Total	$148,511,389	$ 94,019,579

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $1,099,197,290 and $1,529,055,992, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$401,420	$6,298
Class M	.25%	.25%	162,240	–
Class C	.75%	.25%	691,463	54,790
			$1,255,123	$61,088

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$26,948
Class M	3,902
Class C(a)	6,470
$37,320

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$356,510.22
Class M	85,120.26
Class C	153,813.22
Materials	1,539,209.20
Class I	744,718.19
Class Z	1,192	.05(a)
	$2,880,562

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $47,655 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$5,504,389	2.24%	$12,356

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $16,917.

Affiliated Redemptions In-Kind. During the period, 1,531,828 shares of the Fund were redeemed in-kind for investments and cash with a value of $126,544,324. The net realized gain of $42,386,899 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,334 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $84,391.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $7,672,647. The weighted average interest rate was 2.81%. The interest expense amounted to $10,175 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $194,959 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $12,718 and a portion of class-level operating expenses as follows:

Amount
Class A	$1,844
Class M	401
Class C	753
Materials	9,164
Class I	3,710
Class Z	146
$16,018

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2019(a)	Year ended February 28, 2018
Distributions to shareholders
Class A	$15,708,925	$–
Class M	3,202,320	–
Class C	6,520,876	–
Materials	82,797,754	–
Class I	39,718,583	–
Class Z	562,931	–
Total	$148,511,389	$–
From net investment income
Class A	$–	$1,122,417
Class M	–	111,276
Class C	–	21,712
Materials	–	8,651,332
Class I	–	4,018,332
Total	$–	$13,925,069
From net realized gain
Class A	$–	$8,907,618
Class M	–	1,755,252
Class C	–	3,835,607
Materials	–	44,912,504
Class I	–	20,683,529
Total	$–	$80,094,510

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2019 (a)	Year ended February 28, 2018	Year ended February 28, 2019 (a)	Year ended February 28, 2018
Class A
Shares sold	308,373	680,092	$22,956,940	$58,507,834
Reinvestment of distributions	212,733	113,874	15,369,185	9,780,873
Shares redeemed	(989,324)	(1,331,034)	(75,462,106)	(112,075,163)
Net increase (decrease)	(468,218)	(537,068)	$(37,135,981)	$(43,786,456)
Class M
Shares sold	54,673	208,725	$4,209,329	$17,686,478
Reinvestment of distributions	44,672	21,925	3,195,601	1,863,640
Shares redeemed	(158,456)	(281,358)	(12,302,958)	(23,392,261)
Net increase (decrease)	(59,111)	(50,708)	$(4,898,028)	$(3,842,143)
Class C
Shares sold	52,426	181,208	$3,945,243	$15,047,250
Reinvestment of distributions	88,963	44,268	6,259,533	3,679,464
Shares redeemed	(375,023)	(241,477)	(27,023,944)	(20,012,880)
Net increase (decrease)	(233,634)	(16,001)	$(16,819,168)	$(1,286,166)
Materials
Shares sold	723,502	3,151,404	$55,284,340	$281,933,571
Reinvestment of distributions	1,071,623	582,560	77,748,766	50,400,849
Shares redeemed	(4,560,838)(b)	(2,803,708)	(359,459,696)(b)	(242,311,502)
Net increase (decrease)	(2,765,713)	930,256	$(226,426,590)	$90,022,918
Class I
Shares sold	1,171,052	2,807,810	$91,157,331	$243,189,109
Reinvestment of distributions	515,251	269,534	37,224,159	23,282,439
Shares redeemed	(3,798,586)	(1,429,768)	(280,329,178)	(124,602,270)
Net increase (decrease)	(2,112,283)	1,647,576	$(151,947,688)	$141,869,278
Class Z
Shares sold	190,704	–	$13,136,478	$–
Reinvestment of distributions	6,745	–	418,264	–
Shares redeemed	(53,168)	–	(3,316,348)	–
Net increase (decrease)	144,281	–	$10,238,394	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

 (b) Amount includes in-kind redemptions (See Affiliated Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Chemicals Portfolio and Materials Portfolio:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Chemicals Portfolio and Materials Portfolio (two of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 28, 2019, the related statements of operations for the year ended February 28, 2019, the statements of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Gold Portfolio:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Gold Portfolio and its subsidiary (one of the funds constituting Fidelity Select Portfolios, referred to hereafter as the “Fund”) as of February 28, 2019, the related consolidated statement of operations for the year ended February 28, 2019, the consolidated statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 287 funds. Mr. Wiley oversees 195 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2018

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2018

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2018 to February 28, 2019) for Class A, Class M, Class C, Chemicals, Gold, Materials and Class I and for the period (October 2, 2018 to February 28, 2019) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2018 to February 28, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value February 28, 2019	Expenses Paid During Period
Chemicals Portfolio	.78%
Actual		$1,000.00	$869.70	$3.62-B
Hypothetical-C		$1,000.00	$1,020.93	$3.91-D
Gold Portfolio
Class A	1.17%
Actual		$1,000.00	$1,176.60	$6.31-B
Hypothetical-C		$1,000.00	$1,018.99	$5.86-D
Class M	1.46%
Actual		$1,000.00	$1,175.20	$7.87-B
Hypothetical-C		$1,000.00	$1,017.55	$7.30-D
Class C	1.84%
Actual		$1,000.00	$1,173.60	$9.92-B
Hypothetical-C		$1,000.00	$1,015.67	$9.20-D
Gold	.85%
Actual		$1,000.00	$1,179.30	$4.59-B
Hypothetical-C		$1,000.00	$1,020.58	$4.26-D
Class I	.81%
Actual		$1,000.00	$1,179.30	$4.38-B
Hypothetical-C		$1,000.00	$1,020.78	$4.06-D
Class Z	.68%
Actual		$1,000.00	$1,148.00	$3.00-B
Hypothetical-C		$1,000.00	$1,021.42	$3.41-D
Materials Portfolio
Class A	1.07%
Actual		$1,000.00	$884.80	$5.00-B
Hypothetical-C		$1,000.00	$1,019.49	$5.36-D
Class M	1.36%
Actual		$1,000.00	$883.50	$6.35-B
Hypothetical-C		$1,000.00	$1,018.05	$6.81-D
Class C	1.82%
Actual		$1,000.00	$881.50	$8.49-B
Hypothetical-C		$1,000.00	$1,015.77	$9.10-D
Materials	.80%
Actual		$1,000.00	$886.00	$3.74-B
Hypothetical-C		$1,000.00	$1,020.83	$4.01-D
Class I	.79%
Actual		$1,000.00	$886.10	$3.69-B
Hypothetical-C		$1,000.00	$1,020.88	$3.96-D
Class Z	.62%
Actual		$1,000.00	$926.50	$2.45-B
Hypothetical-C		$1,000.00	$1,021.72	$3.11-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year), for Class A, Class M, Class C, Chemicals, Gold, Materials and Class I and multiplied by 150/365 to reflect the period (October 2, 2018 to February 28, 2019) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains

Chemicals Portfolio	04/15/19	04/12/19	$0.0350	$0.403
Gold Portfolio
Class A	04/15/19	04/12/19	$0.000	$0.000
Class M	04/15/19	04/12/19	$0.000	$0.000
Class C	04/15/19	04/12/19	$0.000	$0.000
Gold	04/15/19	04/12/19	$0.000	$0.000
Class I	04/15/19	04/12/19	$0.000	$0.000
Class Z	04/15/19	04/12/19	$0.000	$0.000
Materials Portfolio
Class A	04/15/19	04/12/19	$0.000	$0.000
Class M	04/15/19	04/12/19	$0.000	$0.000
Class C	04/15/19	04/12/19	$0.000	$0.000
Materials	04/15/19	04/12/19	$0.000	$0.000
Class I	04/15/19	04/12/19	$0.000	$0.000
Class Z	04/15/19	04/12/19	$0.000	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2019, or, if subsequently determined to be different, the net capital gain of such year.

Chemicals Portfolio	$98,749,575
Materials Portfolio	$60,673,051

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2018	December 2018
Chemicals Portfolio	100%	100%
Gold Portfolio
Class A	–	–
Class M	–	–
Class C	–	–
Gold	–	–
Class I	–	–
Class Z	–	–
Materials Portfolio
Class A	100%	100%
Class M	100%	100%
Class C	–	100%
Materials	100%	100%
Class I	100%	100%
Class Z	–	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2018	December 2018
Chemicals Portfolio	100%	100%
Gold Portfolio
Class A	–	–
Class M	–	–
Class C	–	–
Gold	–	–
Class I	–	–
Class Z	–	–
Materials Portfolio
Class A	100%	100%
Class M	100%	100%
Class C	–	100%
Materials	100%	100%
Class I	100%	100%
Class Z	–	100%

The funds will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Chemicals Portfolio
Gold Portfolio
Materials Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. SelectCo and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. Gold Portfolio had a portfolio manager change in September 2018 and Materials Portfolio had a portfolio manager change in November 2017. The Board will continue to monitor closely each fund's performance, taking into account the portfolio manager changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against an appropriate securities market index ("benchmark index"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below.

Chemicals Portfolio

Gold Portfolio

The Board considered the fund's underperformance for different time periods based on the June 30, 2018 data presented above and based on earlier periods ended prior to June 30, 2018. The Board's discussions with SelectCo regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; attribution reports on contributors to the fund's underperformance; and the applicable portfolio manager's explanation of his or her underperformance. The Board engages with SelectCo on steps that might be taken to address a fund's underperformance.

Materials Portfolio

The Board considered the fund's underperformance for different time periods based on the June 30, 2018 data presented above and based on earlier periods ended prior to June 30, 2018. The Board noted that the fund's underperformance has continued since the Board approved the management contract in 2017 and 2018. The Board's discussions with SelectCo regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; attribution reports on contributors to the fund's underperformance; and the applicable portfolio manager's explanation of his or her underperformance. The Board engages with SelectCo on steps that might be taken to address a fund's underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the effect of any remedial actions and other relevant factors.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Chemicals Portfolio

Gold Portfolio

Materials Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of Chemicals Portfolio's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

In its review of the total expense ratio of each class of Gold Portfolio and Materials Portfolio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

For Chemicals Portfolio, the Board noted that the total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2018.

For Materials Portfolio, the Board noted that the total expense ratio of each class ranked below the competitive median for the 12-month period ended June 30, 2018.

For Gold Portfolio, the Board noted that the total expense ratio of each of Class A, Class C, Class I, and the retail class ranked below the competitive median for the 12-month period ended June 30, 2018, and the total expense ratio of Class M ranked above the competitive median for the 12-month period ended June 30, 2018. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that, when compared with competitor funds that charge a 0.50% 12b-1 fee, the total expense ratio of Class M is below median. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of the fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

SELMT-ANN-0419
1.846032.112

Fidelity® Select Portfolios® Telecommunications Services Sector Telecommunications Portfolio Wireless Portfolio Annual Report February 28, 2019 Includes Fidelity and Fidelity Advisor share classes

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Telecommunications Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Wireless Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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Telecommunications Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(2.90)%	4.31%	11.34%
Class M (incl. 3.50% sales charge)	(0.91)%	4.46%	11.25%
Class C (incl. contingent deferred sales charge)	1.30%	4.79%	11.19%
Telecommunications Portfolio	3.38%	5.90%	12.35%
Class I	3.35%	5.89%	12.35%
Class Z	3.46%	5.91%	12.36%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Telecommunications Portfolio, a class of the fund, on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$32,041	Telecommunications Portfolio
$46,739	S&P 500® Index

Telecommunications Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Matthew Drukker:  For the year, the fund's share classes returned roughly 2% to 3%, strongly outpacing the -0.20% result of the industry benchmark, the MSCI U.S. IMI Telecommunication Services 25/50 Index, but trailing broader S&P 500® index. Telecommunication stocks posted steady gains through mid-September, then pulled back sharply due to concerns about rising interest rates amid a slowing economy. Starting in late December, they rallied back strongly, once the U.S. Federal Reserve signaled a pause in the policy rate-hike cycle. Versus the MSCI index, stock selection delivered a significant boost to the fund’s result, led by choices in integrated telecommunication services. Underweighting weak-performing industry benchmark components Windstream Holdings and Frontier Communications, each with exposure to the challenged wireline and voice services segment, added significant relative value. The fund no longer held Windstream or Frontier at period end. Conversely, choices in the interactive home entertainment industry detracted, with shares of video-gamer developer Activision Blizzard weighing heavily on the fund’s relative return. A non-benchmark stake in French telecom provider Iliad Group, a company that struggled with its expansion into Italy, also hurt notably on a relative basis.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Telecommunications Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
AT&T, Inc.	23.1
Verizon Communications, Inc.	18.4
T-Mobile U.S., Inc.	8.9
Comcast Corp. Class A	4.8
Iridium Communications, Inc.	3.5
Liberty Broadband Corp. Class A	3.3
CenturyLink, Inc.	2.9
Vonage Holdings Corp.	2.8
Sprint Corp.	2.7
Zayo Group Holdings, Inc.	2.6
73.0

Top Industries (% of fund's net assets)

As of February 28, 2019
Diversified Telecommunication Services	63.7%
Wireless Telecommunication Services	18.6%
Media	14.5%
Entertainment	1.5%
Communications Equipment	0.8%
All Others*	0.9%

* Includes short-term investments and net other assets (liabilities).

Telecommunications Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
Communications Equipment - 0.8%
Communications Equipment - 0.8%
Quantenna Communications, Inc. (a)	123,800	$2,246,970
Diversified Telecommunication Services - 63.7%
Alternative Carriers - 16.7%
CenturyLink, Inc.	625,100	8,245,069
Cogent Communications Group, Inc.	151,839	7,396,078
Globalstar, Inc. (a)(b)	2,825,048	1,417,327
Iliad SA	24,867	2,588,075
Iridium Communications, Inc. (a)	477,411	10,164,080
ORBCOMM, Inc. (a)	349,649	2,465,025
Vonage Holdings Corp. (a)	782,771	8,046,886
Zayo Group Holdings, Inc. (a)	306,800	7,608,640
		47,931,180
Integrated Telecommunication Services - 47.0%
AT&T, Inc.	2,127,520	66,208,423
Atn International, Inc.	81,700	4,585,821
Cincinnati Bell, Inc. (a)	350,702	3,401,809
Consolidated Communications Holdings, Inc. (b)	407,500	4,046,475
Masmovil Ibercom SA (a)	174,000	3,625,827
Verizon Communications, Inc.	926,897	52,758,977
		134,627,332

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		182,558,512

Entertainment - 1.5%
Interactive Home Entertainment - 1.5%
Activision Blizzard, Inc.	104,700	4,412,058
Equity Real Estate Investment Trusts (REITs) - 0.2%
Specialized REITs - 0.2%
American Tower Corp.	2,890	509,074
Media - 14.5%
Cable & Satellite - 14.5%
Altice U.S.A., Inc. Class A	209,655	4,572,576
Comcast Corp. Class A	358,300	13,855,461
DISH Network Corp. Class A (a)	27,900	907,029
GCI Liberty, Inc. (a)	63,200	3,383,728
Liberty Broadband Corp. Class A (a)	107,200	9,575,104
Liberty Global PLC Class C (a)	259,336	6,584,541
Liberty Latin America Ltd. Class C (a)	76,434	1,482,055
Megacable Holdings S.A.B. de CV unit	308,200	1,407,419
		41,767,913
Semiconductors & Semiconductor Equipment - 0.5%
Semiconductors - 0.5%
Qorvo, Inc. (a)	20,600	1,444,884
Wireless Telecommunication Services - 18.6%
Wireless Telecommunication Services - 18.6%
Boingo Wireless, Inc. (a)	160,500	3,590,385
Shenandoah Telecommunications Co.	168,667	7,495,561
Sprint Corp. (a)	1,238,585	7,865,015
T-Mobile U.S., Inc. (a)	351,697	25,396,040
Telephone & Data Systems, Inc.	176,464	5,655,671
U.S. Cellular Corp. (a)	69,900	3,263,631
		53,266,303
TOTAL COMMON STOCKS
(Cost $247,082,466)		286,205,714

Money Market Funds - 2.1%
Fidelity Cash Central Fund, 2.44% (c)	958,952	959,144
Fidelity Securities Lending Cash Central Fund 2.45% (c)(d)	4,986,147	4,986,645
TOTAL MONEY MARKET FUNDS
(Cost $5,945,380)		5,945,789
TOTAL INVESTMENT IN SECURITIES - 101.9%
(Cost $253,027,846)		292,151,503
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(5,548,809)
NET ASSETS - 100%		$286,602,694

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$30,653
Fidelity Securities Lending Cash Central Fund	261,492
Total	$292,145

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $3,909,984) — See accompanying schedule: Unaffiliated issuers (cost $247,082,466)	$286,205,714
Fidelity Central Funds (cost $5,945,380)	5,945,789
Total Investment in Securities (cost $253,027,846)		$292,151,503
Receivable for investments sold		107,344
Receivable for fund shares sold		414,420
Distributions receivable from Fidelity Central Funds		2,364
Prepaid expenses		2,953
Other receivables		8,333
Total assets		292,686,917
Liabilities
Payable to custodian bank	$95,612
Payable for fund shares redeemed	764,837
Accrued management fee	130,009
Distribution and service plan fees payable	12,837
Other affiliated payables	63,315
Other payables and accrued expenses	39,090
Collateral on securities loaned	4,978,523
Total liabilities		6,084,223
Net Assets		$286,602,694
Net Assets consist of:
Paid in capital		$256,241,029
Total distributable earnings (loss)		30,361,665
Net Assets		$286,602,694
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($20,589,323 ÷ 369,805 shares)		$55.68
Maximum offering price per share (100/94.25 of $55.68)		$59.08
Class M:
Net Asset Value and redemption price per share ($6,017,622 ÷ 108,614 shares)		$55.40
Maximum offering price per share (100/96.50 of $55.40)		$57.41
Class C:
Net Asset Value and offering price per share ($6,993,698 ÷ 126,127 shares)(a)		$55.45
Telecommunications:
Net Asset Value, offering price and redemption price per share ($227,437,849 ÷ 4,058,448 shares)		$56.04
Class I:
Net Asset Value, offering price and redemption price per share ($25,181,438 ÷ 450,930 shares)		$55.84
Class Z:
Net Asset Value, offering price and redemption price per share ($382,764 ÷ 6,855 shares)		$55.84

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$7,789,693
Non-Cash dividends		1,339,059
Income from Fidelity Central Funds		292,145
Total income		9,420,897
Expenses
Management fee	$1,629,901
Transfer agent fees	648,352
Distribution and service plan fees	150,480
Accounting and security lending fees	120,787
Custodian fees and expenses	10,920
Independent trustees' fees and expenses	1,726
Registration fees	97,321
Audit	62,629
Legal	3,133
Miscellaneous	4,132
Total expenses before reductions	2,729,381
Expense reductions	(59,146)
Total expenses after reductions		2,670,235
Net investment income (loss)		6,750,662
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(8,050,702)
Redemptions in-kind with affiliated entities	14,071,812
Fidelity Central Funds	624
Foreign currency transactions	3,920
Total net realized gain (loss)		6,025,654
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(5,508,995)
Fidelity Central Funds	(718)
Assets and liabilities in foreign currencies	(464)
Total change in net unrealized appreciation (depreciation)		(5,510,177)
Net gain (loss)		515,477
Net increase (decrease) in net assets resulting from operations		$7,266,139

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,750,662	$8,944,753
Net realized gain (loss)	6,025,654	61,414,644
Change in net unrealized appreciation (depreciation)	(5,510,177)	(86,618,502)
Net increase (decrease) in net assets resulting from operations	7,266,139	(16,259,105)
Distributions to shareholders	(9,778,496)	–
Distributions to shareholders from net investment income	–	(9,787,526)
Distributions to shareholders from net realized gain	–	(66,377,876)
Total distributions	(9,778,496)	(76,165,402)
Share transactions - net increase (decrease)	(71,184,477)	(304,973,804)
Total increase (decrease) in net assets	(73,696,834)	(397,398,311)
Net Assets
Beginning of period	360,299,528	757,697,839
End of period	$286,602,694	$360,299,528
Other Information
Undistributed net investment income end of period		$1,308,030

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Telecommunications Portfolio Class A

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$55.58	$69.61	$62.32	$63.26	$58.71
Income from Investment Operations
Net investment income (loss)B	1.10C	1.05	.88	.81	.76
Net realized and unrealized gain (loss)	.56	(3.38)	10.68	(.76)	5.83
Total from investment operations	1.66	(2.33)	11.56	.05	6.59
Distributions from net investment income	(.94)	(1.31)	(1.11)	(.54)	(2.04)
Distributions from net realized gain	(.62)	(10.39)	(3.16)	(.45)	–
Total distributions	(1.56)	(11.70)	(4.27)	(.99)	(2.04)
Redemption fees added to paid in capitalB	–	–	–D	–D	–D
Net asset value, end of period	$55.68	$55.58	$69.61	$62.32	$63.26
Total ReturnE,F	3.03%	(4.06)%	18.65%	.16%	11.54%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.18%	1.14%	1.14%	1.15%	1.15%
Expenses net of fee waivers, if any	1.17%	1.14%	1.14%	1.15%	1.15%
Expenses net of all reductions	1.16%	1.12%	1.12%	1.15%	1.15%
Net investment income (loss)	1.96%C	1.59%	1.28%	1.33%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$20,589	$17,816	$31,966	$13,032	$11,052
Portfolio turnover rateI	64%J	66%	105%J	51%	94%J

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.25 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.52%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio Class M

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$55.31	$69.33	$61.95	$63.04	$58.50
Income from Investment Operations
Net investment income (loss)B	.92C	.81	.65	.61	.57
Net realized and unrealized gain (loss)	.55	(3.36)	10.62	(.76)	5.81
Total from investment operations	1.47	(2.55)	11.27	(.15)	6.38
Distributions from net investment income	(.76)	(1.07)	(.73)	(.49)	(1.84)
Distributions from net realized gain	(.62)	(10.39)	(3.16)	(.45)	–
Total distributions	(1.38)	(11.47)D	(3.89)	(.94)	(1.84)
Redemption fees added to paid in capitalB	–	–	–E	–E	–E
Net asset value, end of period	$55.40	$55.31	$69.33	$61.95	$63.04
Total ReturnF,G	2.69%	(4.40)%	18.26%	(.16)%	11.19%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.50%	1.49%	1.46%	1.47%	1.47%
Expenses net of fee waivers, if any	1.49%	1.49%	1.46%	1.47%	1.47%
Expenses net of all reductions	1.48%	1.48%	1.44%	1.46%	1.46%
Net investment income (loss)	1.64%C	1.24%	.96%	1.01%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$6,018	$4,847	$6,933	$8,280	$5,095
Portfolio turnover rateJ	64%K	66%	105%K	51%	94%K

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.25 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.19%.

 D Total distributions of $11.47 per share is comprised of distributions from net investment income of $1.073 and distributions from net realized gain of $10.393 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio Class C

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$55.29	$69.24	$62.10	$63.04	$58.54
Income from Investment Operations
Net investment income (loss)B	.70C	.57	.37	.36	.34
Net realized and unrealized gain (loss)	.56	(3.36)	10.62	(.75)	5.80
Total from investment operations	1.26	(2.79)	10.99	(.39)	6.14
Distributions from net investment income	(.48)	(.77)	(.69)	(.10)	(1.64)
Distributions from net realized gain	(.62)	(10.39)	(3.16)	(.45)	–
Total distributions	(1.10)	(11.16)	(3.85)	(.55)	(1.64)
Redemption fees added to paid in capitalB	–	–	–D	–D	–D
Net asset value, end of period	$55.45	$55.29	$69.24	$62.10	$63.04
Total ReturnE,F	2.30%	(4.75)%	17.77%	(.57)%	10.75%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.88%	1.86%	1.88%	1.89%	1.85%
Expenses net of fee waivers, if any	1.88%	1.86%	1.88%	1.89%	1.85%
Expenses net of all reductions	1.86%	1.85%	1.86%	1.88%	1.85%
Net investment income (loss)	1.26%C	.87%	.54%	.60%	.56%
Supplemental Data
Net assets, end of period (000 omitted)	$6,994	$8,396	$13,528	$7,735	$7,074
Portfolio turnover rateI	64%J	66%	105%J	51%	94%J

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.25 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .81%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$55.88	$69.97	$62.58	$63.54	$58.94
Income from Investment Operations
Net investment income (loss)B	1.30C	1.28	1.12	1.02	.96
Net realized and unrealized gain (loss)	.56	(3.42)	10.74	(.77)	5.85
Total from investment operations	1.86	(2.14)	11.86	.25	6.81
Distributions from net investment income	(1.08)	(1.56)	(1.31)	(.76)	(2.21)
Distributions from net realized gain	(.62)	(10.39)	(3.16)	(.45)	–
Total distributions	(1.70)	(11.95)	(4.47)	(1.21)	(2.21)
Redemption fees added to paid in capitalB	–	–	–D	–D	–D
Net asset value, end of period	$56.04	$55.88	$69.97	$62.58	$63.54
Total ReturnE	3.38%	(3.76)%	19.06%	.49%	11.90%
Ratios to Average Net AssetsF,G
Expenses before reductions	.84%	.82%	.80%	.82%	.83%
Expenses net of fee waivers, if any	.83%	.82%	.80%	.81%	.83%
Expenses net of all reductions	.82%	.80%	.78%	.81%	.82%
Net investment income (loss)	2.30%C	1.92%	1.62%	1.67%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$227,438	$320,908	$690,720	$689,600	$346,174
Portfolio turnover rateH	64%I	66%	105%I	51%	94%I

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.25 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.85%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio Class I

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$55.74	$69.82	$62.46	$63.38	$58.80
Income from Investment Operations
Net investment income (loss)B	1.27C	1.26	1.12	1.02	.94
Net realized and unrealized gain (loss)	.57	(3.39)	10.70	(.76)	5.83
Total from investment operations	1.84	(2.13)	11.82	.26	6.77
Distributions from net investment income	(1.12)	(1.56)	(1.30)	(.73)	(2.19)
Distributions from net realized gain	(.62)	(10.39)	(3.16)	(.45)	–
Total distributions	(1.74)	(11.95)	(4.46)	(1.18)	(2.19)
Redemption fees added to paid in capitalB	–	–	–D	–D	–D
Net asset value, end of period	$55.84	$55.74	$69.82	$62.46	$63.38
Total ReturnE	3.35%	(3.75)%	19.03%	.51%	11.85%
Ratios to Average Net AssetsF,G
Expenses before reductions	.91%	.82%	.80%	.82%	.86%
Expenses net of fee waivers, if any	.90%	.82%	.80%	.82%	.86%
Expenses net of all reductions	.88%	.80%	.78%	.81%	.85%
Net investment income (loss)	2.23%C	1.91%	1.62%	1.67%	1.55%
Supplemental Data
Net assets, end of period (000 omitted)	$25,181	$8,332	$14,550	$6,197	$2,505
Portfolio turnover rateH	64%I	66%	105%I	51%	94%I

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.25 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.79%.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Telecommunications Portfolio Class Z

Year ended February 28,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$60.97
Income from Investment Operations
Net investment income (loss)B	.39C
Net realized and unrealized gain (loss)	(4.55)D
Total from investment operations	(4.16)
Distributions from net investment income	(.97)
Distributions from net realized gain	–
Total distributions	(.97)
Net asset value, end of period	$55.84
Total ReturnE,F	(6.80)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.68%I
Expenses net of fee waivers, if any	.66%I
Expenses net of all reductions	.64%I
Net investment income (loss)	1.67%C,I
Supplemental Data
Net assets, end of period (000 omitted)	$383
Portfolio turnover rateJ	64%K

 A For the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.23%.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2019

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Telecommunications, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. During the period, dividend income has been reduced $2,068,789 with a corresponding increase to net unrealized appreciation (depreciation) as a result of a change in the prior period estimate, which had no impact on the total net assets or total return of the Fund. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, redemptions in kind, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$62,166,339
Gross unrealized depreciation	(25,682,849)
Net unrealized appreciation (depreciation)	$36,483,490
Tax Cost	$255,668,013

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,270,539
Capital loss carryforward	$(7,388,604)
Net unrealized appreciation (depreciation) on securities and other investments	$36,479,729

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(5,201,193)
Long-term	(2,187,411)
Total capital loss carryforward	$(7,388,604)

The tax character of distributions paid was as follows:

	February 28, 2019	February 28, 2018
Ordinary Income	$5,875,297	$ 16,292,007
Long-term Capital Gains	3,903,199	59,873,395
Total	$9,778,496	$ 76,165,402

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $193,985,668 and $198,422,065, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$46,083	$–
Class M	.25%	.25%	26,564	–
Class C	.75%	.25%	77,833	2,950
			$150,480	$2,950

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$11,200
Class M	1,942
Class C(a)	889
$14,031

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$53,431.29
Class M	19,161.36
Class C	19,060.24
Telecommunications	512,586.20
Class I	44,061.27
Class Z	53	.05(a)
	$648,352

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $10,160 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 1,218,775 shares of the Fund were redeemed in-kind for investments and cash with a value of $67,398,250. The net realized gain of $14,071,812 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $870 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $261,492.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $40,173 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,956 and a portion of class-level operating expenses as follows:

Amount
Class A	$1,153
Class M	336
Class C	392
Telecommunications	12,706
Class I	1,409
Class Z	21
$16,017

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2019(a)	Year ended February 28, 2018
Distributions to shareholders
Class A	$535,063	$–
Class M	130,556	–
Class C	159,015	–
Telecommunications	8,378,886	–
Class I	568,868	–
Class Z	6,108	–
Total	$9,778,496	$–
From net investment income
Class A	$–	$396,755
Class M	–	86,824
Class C	–	113,266
Telecommunications	–	8,955,299
Class I	–	235,382
Total	$–	$9,787,526
From net realized gain
Class A	$–	$3,147,334
Class M	–	841,588
Class C	–	1,545,756
Telecommunications	–	59,280,788
Class I	–	1,562,410
Total	$–	$66,377,876

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2019(a)	Year ended February 28, 2018	Year ended February 28, 2019(a)	Year ended February 28, 2018
Class A
Shares sold	178,681	76,520	$10,119,847	$4,987,299
Reinvestment of distributions	9,360	57,962	516,144	3,454,010
Shares redeemed	(138,810)	(273,126)	(7,791,536)	(18,205,397)
Net increase (decrease)	49,231	(138,644)	$2,844,455	$(9,764,088)
Class M
Shares sold	44,519	21,912	$2,532,619	$1,457,815
Reinvestment of distributions	2,373	15,649	130,297	926,496
Shares redeemed	(25,923)	(49,923)	(1,462,119)	(3,308,018)
Net increase (decrease)	20,969	(12,362)	$1,200,797	$(923,707)
Class C
Shares sold	31,491	31,294	$1,771,517	$2,045,854
Reinvestment of distributions	2,644	25,537	145,392	1,513,170
Shares redeemed	(59,867)	(100,350)	(3,334,750)	(6,561,447)
Net increase (decrease)	(25,732)	(43,519)	$(1,417,841)	$(3,002,423)
Telecommunications
Shares sold	715,808	1,189,602	$41,325,429	$77,745,057
Reinvestment of distributions	143,615	1,082,670	7,967,864	65,288,273
Shares redeemed	(2,543,354)(b)	(6,401,925)	(142,062,236)(b)	(430,649,733)
Net increase (decrease)	(1,683,931)	(4,129,653)	$(92,768,943)	$(287,616,403)
Class I
Shares sold	628,872	250,120	$37,138,940	$16,564,921
Reinvestment of distributions	8,061	25,845	444,865	1,544,599
Shares redeemed	(335,488)	(334,874)	(19,029,976)	(21,776,703)
Net increase (decrease)	301,445	(58,909)	$18,553,829	$(3,667,183)
Class Z
Shares sold	6,750	–	$397,427	$–
Reinvestment of distributions	110	–	6,066	–
Shares redeemed	(5)	–	(267)	–
Net increase (decrease)	6,855	–	$403,226	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

 (b) Amount includes in-kind redemptions (see the Affiliated Redemptions In-Kind note for additional details)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Wireless Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Wireless Portfolio	0.21%	6.87%	13.85%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Wireless Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$36,579	Wireless Portfolio
$46,739	S&P 500® Index

Wireless Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Matthew Drukker:  For the year, the fund returned 0.21%, underperforming the 2.31% result of the industry benchmark, the Fidelity Wireless Index, and the S&P 500®. Versus the industry benchmark, stock selection detracted meaningfully from the fund's result, mainly due to choices in the alternative carriers and interactive home entertainment segments. Among individual holdings, the fund's non-benchmark stake in French telecom provider Iliad Group, a company that struggled with its expansion into Italy, notably hurt the return versus the industry benchmark. Shares of video-gamer developer Activision Blizzard also weighing heavily on the fund’s relative return, due partly to a decline among monthly active users and reduced revenue guidance from management. Elsewhere, the fund’s underweighted position in Verizon Communications detracted on a relative basis. Conversely, a lighter-than-index stake in AT&T added value, due partly to investor concerns about its leveraged balance sheet, as did the fund's underweighting in U.K. telecom provider Vodafone.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Wireless Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
Apple, Inc.	15.5
AT&T, Inc.	12.9
American Tower Corp.	7.5
Qualcomm, Inc.	5.2
T-Mobile U.S., Inc.	5.1
Verizon Communications, Inc.	4.0
Alphabet, Inc. Class A	4.0
Marvell Technology Group Ltd.	3.4
China Mobile Ltd. sponsored ADR	3.1
Vodafone Group PLC sponsored ADR	2.4
63.1

Top Industries (% of fund's net assets)

As of February 28, 2019
Diversified Telecommunication Services	29.9%
Technology Hardware, Storage & Peripherals	15.5%
Wireless Telecommunication Services	13.6%
Semiconductors & Semiconductor Equipment	12.3%
Equity Real Estate Investment Trusts (Reits)	7.5%
All Others*	21.2%

* Includes short-term investments and net other assets (liabilities).

Wireless Portfolio

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Communications Equipment - 5.2%
Communications Equipment - 5.2%
CommScope Holding Co., Inc. (a)	65,300	$1,522,143
Motorola Solutions, Inc.	11,468	1,641,300
Nokia Corp. sponsored ADR (b)	391,700	2,385,453
Quantenna Communications, Inc. (a)	74,700	1,355,805
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	592,000	5,369,440
ViaSat, Inc. (a)	1	76
		12,274,217
Diversified Telecommunication Services - 29.0%
Alternative Carriers - 1.0%
Iliad SA	21,995	2,289,166
Integrated Telecommunication Services - 28.0%
AT&T, Inc.	985,300	30,662,536
BCE, Inc.	97,300	4,326,909
BT Group PLC sponsored ADR (b)	384,700	5,558,915
Masmovil Ibercom SA (a)	229,350	4,779,215
Orange SA ADR	359,400	5,477,256
Telecom Italia SpA (a)	2,505,500	1,525,096
Telecom Italia SpA sponsored ADR (a)	25,400	153,162
Telefonica SA sponsored ADR (b)	527,597	4,563,714
Verizon Communications, Inc.	167,801	9,551,233
		66,598,036

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		68,887,202

Entertainment - 2.6%
Interactive Home Entertainment - 2.1%
Activision Blizzard, Inc.	118,400	4,989,376
Movies & Entertainment - 0.5%
Spotify Technology SA (a)	8,000	1,121,120

TOTAL ENTERTAINMENT		6,110,496

Equity Real Estate Investment Trusts (REITs) - 7.5%
Specialized REITs - 7.5%
American Tower Corp.	101,592	17,895,431
Crown Castle International Corp.	1	119
		17,895,550
Hotels, Restaurants & Leisure - 0.8%
Casinos & Gaming - 0.8%
Sea Ltd. ADR (a)(b)	90,000	1,935,000
Interactive Media & Services - 4.0%
Interactive Media & Services - 4.0%
Alphabet, Inc. Class A (a)	8,400	9,463,020
Media - 5.0%
Cable & Satellite - 5.0%
Altice Europe NV Class A (b)	134,099	302,316
Altice U.S.A., Inc. Class A	55,825	1,217,543
DISH Network Corp. Class A (a)	87,200	2,834,872
Liberty Global PLC Class A (a)	216,100	5,694,235
Telenet Group Holding NV	40,479	1,826,980
		11,875,946
Semiconductors & Semiconductor Equipment - 12.3%
Semiconductors - 12.3%
Marvell Technology Group Ltd.	410,100	8,181,495
Qorvo, Inc. (a)	73,025	5,121,974
Qualcomm, Inc.	230,150	12,287,709
Sequans Communications SA ADR (a)(b)	393,300	432,630
Skyworks Solutions, Inc.	32,200	2,629,452
STMicroelectronics NV (NY Shares) unit (b)	33,500	548,060
		29,201,320
Software - 2.0%
Application Software - 1.7%
RingCentral, Inc. (a)	40,000	4,211,600
Systems Software - 0.3%
BlackBerry Ltd. (a)	77,101	670,265

TOTAL SOFTWARE		4,881,865

Technology Hardware, Storage & Peripherals - 15.5%
Technology Hardware, Storage & Peripherals - 15.5%
Apple, Inc.	213,105	36,899,130
Textiles, Apparel & Luxury Goods - 1.1%
Textiles - 1.1%
China Tower Corp. Ltd. (H Shares) (c)	11,480,000	2,720,189
Wireless Telecommunication Services - 13.6%
Wireless Telecommunication Services - 13.6%
China Mobile Ltd. sponsored ADR	139,400	7,344,986
Millicom International Cellular SA	24,400	1,476,200
Rogers Communications, Inc. Class B (non-vtg.)	6,900	381,245
Shenandoah Telecommunications Co.	300	13,332
SoftBank Corp.	56,400	5,233,597
Spok Holdings, Inc.	1	14
Sprint Corp. (a)	32	203
T-Mobile U.S., Inc. (a)	169,675	12,252,232
Vodafone Group PLC sponsored ADR	320,081	5,713,446
		32,415,255
TOTAL COMMON STOCKS
(Cost $202,831,328)		234,559,190

Nonconvertible Preferred Stocks - 0.9%
Diversified Telecommunication Services - 0.9%
Integrated Telecommunication Services - 0.9%
Telefonica Brasil SA
(Cost $2,278,272)	174,300	2,171,238

Money Market Funds - 5.7%
Fidelity Cash Central Fund, 2.44% (d)	246,764	246,813
Fidelity Securities Lending Cash Central Fund 2.45% (d)(e)	13,323,614	13,324,946
TOTAL MONEY MARKET FUNDS
(Cost $13,571,759)		13,571,759
TOTAL INVESTMENT IN SECURITIES - 105.2%
(Cost $218,681,359)		250,302,187
NET OTHER ASSETS (LIABILITIES) - (5.2)%		(12,395,561)
NET ASSETS - 100%		$237,906,626

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,720,189 or 1.1% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$30,992
Fidelity Securities Lending Cash Central Fund	217,308
Total	$248,300

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$234,559,190	$227,800,497	$6,758,693	$--
Nonconvertible Preferred Stocks	2,171,238	2,171,238	--	--
Money Market Funds	13,571,759	13,571,759	--	--
Total Investments in Securities:	$250,302,187	$243,543,494	$6,758,693	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	66.0%
United Kingdom	7.1%
Spain	3.9%
France	3.5%
Bermuda	3.4%
Hong Kong	3.1%
Canada	2.3%
Sweden	2.3%
Japan	2.2%
China	1.1%
Finland	1.0%
Others (Individually Less Than 1%)	4.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Wireless Portfolio

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $12,808,090) — See accompanying schedule: Unaffiliated issuers (cost $205,109,600)	$236,730,428
Fidelity Central Funds (cost $13,571,759)	13,571,759
Total Investment in Securities (cost $218,681,359)		$250,302,187
Receivable for fund shares sold		991,893
Dividends receivable		307,870
Distributions receivable from Fidelity Central Funds		14,617
Prepaid expenses		2,289
Other receivables		35,709
Total assets		251,654,565
Liabilities
Payable for fund shares redeemed	$231,564
Accrued management fee	105,089
Other affiliated payables	47,120
Other payables and accrued expenses	41,571
Collateral on securities loaned	13,322,595
Total liabilities		13,747,939
Net Assets		$237,906,626
Net Assets consist of:
Paid in capital		$210,071,931
Total distributable earnings (loss)		27,834,695
Net Assets, for 26,633,362 shares outstanding		$237,906,626
Net Asset Value, offering price and redemption price per share ($237,906,626 ÷ 26,633,362 shares)		$8.93

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$6,056,708
Non-Cash dividends		803,919
Income from Fidelity Central Funds		248,300
Total income		7,108,927
Expenses
Management fee	$1,328,731
Transfer agent fees	498,286
Accounting and security lending fees	98,236
Custodian fees and expenses	29,005
Independent trustees' fees and expenses	1,394
Registration fees	29,818
Audit	48,344
Legal	4,519
Interest	707
Miscellaneous	1,939
Total expenses before reductions	2,040,979
Expense reductions	(21,502)
Total expenses after reductions		2,019,477
Net investment income (loss)		5,089,450
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	25,051,205
Fidelity Central Funds	507
Foreign currency transactions	(3,252)
Total net realized gain (loss)		25,048,460
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(30,799,787)
Fidelity Central Funds	19
Assets and liabilities in foreign currencies	(2,927)
Total change in net unrealized appreciation (depreciation)		(30,802,695)
Net gain (loss)		(5,754,235)
Net increase (decrease) in net assets resulting from operations		$(664,785)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,089,450	$4,522,126
Net realized gain (loss)	25,048,460	11,020,350
Change in net unrealized appreciation (depreciation)	(30,802,695)	25,972,235
Net increase (decrease) in net assets resulting from operations	(664,785)	41,514,711
Distributions to shareholders	(31,692,225)	–
Distributions to shareholders from net investment income	–	(3,603,116)
Distributions to shareholders from net realized gain	–	(6,240,342)
Total distributions	(31,692,225)	(9,843,458)
Share transactions
Proceeds from sales of shares	36,649,769	174,215,147
Reinvestment of distributions	30,046,831	9,361,647
Cost of shares redeemed	(72,175,357)	(178,872,137)
Net increase (decrease) in net assets resulting from share transactions	(5,478,757)	4,704,657
Redemption fees	–	7,555
Total increase (decrease) in net assets	(37,835,767)	36,383,465
Net Assets
Beginning of period	275,742,393	239,358,928
End of period	$237,906,626	$275,742,393
Other Information
Undistributed net investment income end of period		$469,557
Shares
Sold	3,719,654	17,791,191
Issued in reinvestment of distributions	3,493,506	947,168
Redeemed	(7,373,198)	(18,220,551)
Net increase (decrease)	(160,038)	517,808

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Wireless Portfolio

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.29	$9.11	$7.85	$9.54	$10.57
Income from Investment Operations
Net investment income (loss)B	.20C	.16	.10	.11	.17
Net realized and unrealized gain (loss)	(.24)D	1.39	1.71	(1.11)	.48
Total from investment operations	(.04)	1.55	1.81	(1.00)	.65
Distributions from net investment income	(.19)	(.14)	(.09)	(.12)	(.62)
Distributions from net realized gain	(1.13)	(.24)	(.46)	(.57)	(1.06)
Total distributions	(1.32)	(.37)E	(.55)	(.69)	(1.68)
Redemption fees added to paid in capitalB	–	–F	–F	–F	–F
Net asset value, end of period	$8.93	$10.29	$9.11	$7.85	$9.54
Total ReturnG	.21%D	17.21%	24.09%	(11.07)%	7.55%
Ratios to Average Net AssetsH,I
Expenses before reductions	.83%	.83%	.87%	.86%	.86%
Expenses net of fee waivers, if any	.83%	.83%	.87%	.86%	.86%
Expenses net of all reductions	.82%	.82%	.86%	.85%	.85%
Net investment income (loss)	2.07%C	1.61%	1.23%	1.23%	1.76%
Supplemental Data
Net assets, end of period (000 omitted)	$237,907	$275,742	$239,359	$207,492	$270,449
Portfolio turnover rateJ	54%	85%	98%	78%	48%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.74%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been .12%.

 E Total distributions of $.37 per share is comprised of distributions from net investment income of $.136 and distributions from net realized gain of $.235 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2019

1. Organization.

Wireless Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$50,394,873
Gross unrealized depreciation	(20,666,397)
Net unrealized appreciation (depreciation)	$29,728,476
Tax Cost	$220,573,711

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$29,725,738

The Fund intends to elect to defer to its next fiscal year $1,891,040 of capital losses recognized during the period November 1, 2018 to February 28, 2019.

The tax character of distributions paid was as follows:

	February 28, 2019	February 28, 2018
Ordinary Income	$4,622,795	$ 3,684,850
Long-term Capital Gains	27,069,430	6,158,608
Total	$31,692,225	$ 9,843,458

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $131,825,584 and $161,770,992, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,755 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,554,000	1.94%	$707

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $691 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $217,308.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $19,364 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $2,138.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Telecommunications Portfolio and Wireless Portfolio:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Telecommunications Portfolio and Wireless Portfolio (two of the funds constituting Fidelity Select Portfolios, hereafter collectively referred to as the "Funds") as of February 28, 2019, the related statements of operations for the year ended February 28, 2019, the statements of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2019 and each of the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 287 funds. Mr. Wiley oversees 195 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2018

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2018

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2018 to February 28, 2019) for Class A, Class M, Class C, Telecommunications, Wireless Portfolio and Class I and for the period (October 2, 2018 to February 28, 2019) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2018 to February 28, 2019).

Actual Expenses

The first line of the accompanying table for each Class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a Class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each Class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value February 28, 2019	Expenses Paid During Period
Telecommunications Portfolio
Class A	1.18%
Actual		$1,000.00	$964.30	$5.75-B
Hypothetical-C		$1,000.00	$1,018.94	$5.91-D
Class M	1.48%
Actual		$1,000.00	$962.60	$7.20-B
Hypothetical-C		$1,000.00	$1,017.46	$7.40-D
Class C	1.88%
Actual		$1,000.00	$960.90	$9.14-B
Hypothetical-C		$1,000.00	$1,015.47	$9.39-D
Telecommunications	.84%
Actual		$1,000.00	$965.90	$4.09-B
Hypothetical-C		$1,000.00	$1,020.63	$4.21-D
Class I	.92%
Actual		$1,000.00	$965.30	$4.48-B
Hypothetical-C		$1,000.00	$1,020.23	$4.61-D
Class Z	.66%
Actual		$1,000.00	$932.00	$2.62-B
Hypothetical-C		$1,000.00	$1,021.52	$3.31-D
Wireless Portfolio	.82%
Actual		$1,000.00	$963.60	$3.99-B
Hypothetical-C		$1,000.00	$1,020.73	$4.11-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for Class A, Class M, Class C, Telecommunications, Wireless Portfolio and Class I and multiplied by 150/365 (to reflect the period October 2, 2018 to February 28, 2019) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period)

Distributions (Unaudited)

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2019, or, if subsequently determined to be different, the net capital gain of such year.

Telecommunications Portfolio	$0
Wireless Portfolio	$25,664,578

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	April 2018	December 2018
Telecommunications Portfolio
Class A	100%	100%
Class M	100%	100%
Class C	100%	100%
Telecommunications	98%	100%
Class I	99%	100%
Class Z	–	100%
Wireless Portfolio
Wireless	72%	60%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2018	December 2018
Telecommunications Portfolio
Class A	100%	100%
Class M	100%	100%
Class C	100%	100%
Telecommunications	100%	100%
Class I	100%	100%
Class Z	–	100%
Wireless Portfolio
Wireless	100%	100%

The funds will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Telecommunications Portfolio
Wireless Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. SelectCo and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against an appropriate securities market index ("benchmark index"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below.

Telecommunications Portfolio

Wireless Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Telecommunications Portfolio

Wireless Portfolio

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of each class of Telecommunications Portfolio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

For Telecommunications Portfolio, the Board noted that the total expense ratio of each of Class A, Class C, Class I, and the retail class ranked below the competitive median for the 12-month period ended June 30, 2018, and the total expense ratio of Class M ranked above the competitive median for the 12-month period ended June 30, 2018. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that, when compared with competitor funds that charge a 0.50% 12b-1 fee, the total expense ratio of Class M is below median. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of the fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of Wireless Portfolio's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

For Wireless Portfolio, the Board noted that the total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

SELTS-ANN-0419
1.846050.112

Fidelity® Select Portfolios® Consumer Staples Sector Consumer Staples Portfolio Annual Report February 28, 2019 Includes Fidelity and Fidelity Advisor share classes

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(6.05)%	3.99%	11.22%
Class M (incl. 3.50% sales charge)	(4.07)%	4.20%	11.17%
Class C (incl. contingent deferred sales charge)	(1.93)%	4.45%	11.05%
Consumer Staples Portfolio	(0.03)%	5.53%	12.18%
Class I	(0.04)%	5.52%	12.17%
Class Z	0.01%	5.53%	12.18%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Staples Portfolio, a class of the fund, on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$31,571	Consumer Staples Portfolio
$46,739	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager James McElligott:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) were roughly flat, notably behind the 5.45% gain of the MSCI U.S. IMI Consumer Staples 25/50 Index and also lagging the broad-based S&P 500®. Consumer staples stocks benefited in late 2018 as increased market volatility pushed investors toward more-defensive sectors, lower commodity prices reduced input costs, and product price hikes began to take effect. Security selection was the primary detractor from the fund’s performance versus the MSCI sector index the past 12 months, with notably disappointing results in the household products and personal products categories. Two individual holdings in particular hurt relative performance this period: beauty products company Coty and household products firm Spectrum Brands Holdings. Both stocks declined due to what I consider missteps by management. Our non-benchmark stake in British American Tobacco returned -35% this period, also detracting. Earnings somewhat lagged expectations, but the real pressure came from weak investor sentiment related to a shifting regulatory environment in the United States. Conversely, security selection in packaged foods & meats contributed most to relative performance, followed by an overweighting and stock picks in the soft drinks category. The top two individual contributors were private-label food manufacturer TreeHouse Foods and Simply Good Foods, a maker of healthy snacks. Both benefited from better-than expected financial results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
Procter & Gamble Co.	10.1
The Coca-Cola Co.	9.7
Philip Morris International, Inc.	7.6
Altria Group, Inc.	6.0
Coty, Inc. Class A	5.1
PepsiCo, Inc.	5.1
Spectrum Brands Holdings, Inc.	4.2
Monster Beverage Corp.	4.1
Mondelez International, Inc.	3.5
Costco Wholesale Corp.	3.1
58.5

Top Industries (% of fund's net assets)

As of February 28, 2019
Beverages	24.8%
Food Products	18.9%
Household Products	18.9%
Tobacco	14.3%
Food & Staples Retailing	10.4%
All Others*	12.7%

* Includes short-term investments and net other assets (liabilities).

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
Beverages - 24.8%
Brewers - 1.0%
Anheuser-Busch InBev SA NV	45,500	$3,554,372
Beijing Yanjing Brewery Co. Ltd. (A Shares)	10,571,440	10,106,917
China Resources Beer Holdings Co. Ltd.	140,000	521,673
		14,182,962
Distillers & Vintners - 2.4%
Constellation Brands, Inc. Class A (sub. vtg.)	179,400	30,347,304
Kweichow Moutai Co. Ltd. (A Shares)	13,453	1,517,317
Pernod Ricard SA	12,800	2,204,287
		34,068,908
Soft Drinks - 21.4%
Coca-Cola Bottling Co. Consolidated	32,644	8,091,142
Coca-Cola European Partners PLC	120,853	5,697,010
Coca-Cola FEMSA S.A.B. de CV sponsored ADR	71,000	4,286,980
Coca-Cola West Co. Ltd.	44,000	1,132,122
Fever-Tree Drinks PLC	2,176	77,291
Keurig Dr. Pepper, Inc.	678,100	17,054,215
Monster Beverage Corp. (a)	922,302	58,870,537
PepsiCo, Inc.	626,000	72,390,640
The Coca-Cola Co.	3,038,418	137,761,872
		305,361,809

TOTAL BEVERAGES		353,613,679

Food & Staples Retailing - 10.4%
Drug Retail - 1.9%
Walgreens Boots Alliance, Inc.	380,224	27,068,147
Food Distributors - 1.6%
Sysco Corp.	324,800	21,940,240
Food Retail - 2.1%
Kroger Co.	860,870	25,249,317
Sprouts Farmers Market LLC (a)	188,500	4,395,820
		29,645,137
Hypermarkets & Super Centers - 4.8%
BJ's Wholesale Club Holdings, Inc.	21,600	546,912
Costco Wholesale Corp.	203,200	44,447,968
Walmart, Inc.	239,600	23,718,004
		68,712,884

TOTAL FOOD & STAPLES RETAILING		147,366,408

Food Products - 18.9%
Agricultural Products - 1.3%
Bunge Ltd.	91,935	4,879,910
Darling International, Inc. (a)	392,500	8,627,150
Ingredion, Inc.	44,300	4,095,535
		17,602,595
Packaged Foods & Meats - 17.6%
Conagra Brands, Inc.	515,300	12,042,561
Danone SA	305,991	23,111,301
Freshpet, Inc. (a)	412,900	17,019,738
General Mills, Inc.	454,300	21,411,159
JBS SA	4,408,400	15,762,100
Kellogg Co.	146,200	8,225,212
Mondelez International, Inc.	1,047,858	49,416,983
Nomad Foods Ltd. (a)	176,300	3,543,630
Post Holdings, Inc. (a)	72,900	7,427,052
SunOpta, Inc. (a)	307,800	800,280
The Hain Celestial Group, Inc. (a)	131,299	2,582,651
The Hershey Co.	5,300	586,604
The J.M. Smucker Co.	193,300	20,472,403
The Kraft Heinz Co.	459,300	15,244,167
The Simply Good Foods Co. (a)	433,099	8,861,206
TreeHouse Foods, Inc. (a)	402,259	24,368,850
Tyson Foods, Inc. Class A	325,700	20,082,662
		250,958,559

TOTAL FOOD PRODUCTS		268,561,154

Hotels, Restaurants & Leisure - 1.0%
Restaurants - 1.0%
ARAMARK Holdings Corp.	104,301	3,160,320
U.S. Foods Holding Corp. (a)	325,616	11,474,708
		14,635,028
Household Products - 18.9%
Household Products - 18.9%
Colgate-Palmolive Co.	638,180	42,036,917
Energizer Holdings, Inc.	123,800	5,679,944
Essity AB Class B	520,000	14,508,878
Procter & Gamble Co.	1,454,550	143,345,901
Reckitt Benckiser Group PLC	35,115	2,681,888
Spectrum Brands Holdings, Inc. (b)	1,117,299	60,524,087
		268,777,615
Internet & Direct Marketing Retail - 0.2%
Internet & Direct Marketing Retail - 0.2%
Ocado Group PLC (a)	52,100	714,869
The Honest Co., Inc. (a)(c)(d)	212,235	2,205,122
		2,919,991
Multiline Retail - 1.2%
General Merchandise Stores - 1.2%
Dollar General Corp.	34,100	4,039,486
Dollar Tree, Inc. (a)	139,700	13,457,301
		17,496,787
Personal Products - 10.0%
Personal Products - 10.0%
Avon Products, Inc. (a)	4,595,707	14,200,735
Coty, Inc. Class A (b)	6,603,997	72,643,967
Estee Lauder Companies, Inc. Class A	60,039	9,422,521
Ontex Group NV	636,000	13,376,003
Unilever NV (Certificaten Van Aandelen) (Bearer)	605,030	32,766,982
		142,410,208
Tobacco - 14.3%
Tobacco - 14.3%
Altria Group, Inc.	1,625,245	85,179,090
British American Tobacco PLC sponsored ADR	298,426	10,964,171
Philip Morris International, Inc.	1,243,891	108,143,884
		204,287,145
TOTAL COMMON STOCKS
(Cost $1,295,978,265)		1,420,068,015

Money Market Funds - 1.6%
Fidelity Cash Central Fund, 2.44% (e)	3,334,189	3,334,856
Fidelity Securities Lending Cash Central Fund 2.45% (e)(f)	19,547,720	19,549,675
TOTAL MONEY MARKET FUNDS
(Cost $22,884,531)		22,884,531
TOTAL INVESTMENT IN SECURITIES - 101.3%
(Cost $1,318,862,796)		1,442,952,546
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(18,025,978)
NET ASSETS - 100%		$1,424,926,568

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,205,122 or 0.2% of net assets.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
The Honest Co., Inc.	8/28/18	$2,381,277

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$56,521
Fidelity Securities Lending Cash Central Fund	162,259
Total	$218,780

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,420,068,015	$1,355,748,350	$62,114,543	$2,205,122
Money Market Funds	22,884,531	22,884,531	--	--
Total Investments in Securities:	$1,442,952,546	$1,378,632,881	$62,114,543	$2,205,122

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.3%
Netherlands	2.3%
France	1.8%
United Kingdom	1.3%
Belgium	1.2%
Brazil	1.1%
Sweden	1.0%
Others (Individually Less Than 1%)	2.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value (including securities loaned of $18,794,489) — See accompanying schedule: Unaffiliated issuers (cost $1,295,978,265)	$1,420,068,015
Fidelity Central Funds (cost $22,884,531)	22,884,531
Total Investment in Securities (cost $1,318,862,796)		$1,442,952,546
Receivable for investments sold		7,728,767
Receivable for fund shares sold		1,068,415
Dividends receivable		3,891,312
Distributions receivable from Fidelity Central Funds		3,547
Prepaid expenses		17,895
Other receivables		218,268
Total assets		1,455,880,750
Liabilities
Payable for investments purchased	$8,422,970
Payable for fund shares redeemed	1,645,965
Accrued management fee	638,639
Distribution and service plan fees payable	199,073
Other affiliated payables	258,145
Other payables and accrued expenses	239,715
Collateral on securities loaned	19,549,675
Total liabilities		30,954,182
Net Assets		$1,424,926,568
Net Assets consist of:
Paid in capital		$1,327,307,874
Total distributable earnings (loss)		97,618,694
Net Assets		$1,424,926,568
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($232,020,463 ÷ 3,018,009 shares)		$76.88
Maximum offering price per share (100/94.25 of $76.88)		$81.57
Class M:
Net Asset Value and redemption price per share ($60,068,510 ÷ 789,073 shares)		$76.13
Maximum offering price per share (100/96.50 of $76.13)		$78.89
Class C:
Net Asset Value and offering price per share ($150,822,402 ÷ 2,016,548 shares)(a)		$74.79
Consumer Staples:
Net Asset Value, offering price and redemption price per share ($814,350,022 ÷ 10,490,753 shares)		$77.63
Class I:
Net Asset Value, offering price and redemption price per share ($159,613,505 ÷ 2,060,868 shares)		$77.45
Class Z:
Net Asset Value, offering price and redemption price per share ($8,051,666 ÷ 104,084 shares)		$77.36

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$45,240,893
Special dividends		14,074,448
Income from Fidelity Central Funds		218,780
Total income		59,534,121
Expenses
Management fee	$8,714,870
Transfer agent fees	3,054,600
Distribution and service plan fees	2,734,578
Accounting and security lending fees	505,151
Custodian fees and expenses	51,732
Independent trustees' fees and expenses	9,455
Registration fees	127,034
Audit	61,959
Legal	13,626
Interest	15,815
Miscellaneous	41,687
Total expenses before reductions	15,330,507
Expense reductions	(292,596)
Total expenses after reductions		15,037,911
Net investment income (loss)		44,496,210
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $427)	27,104,386
Redemptions in-kind with affiliated entities	70,956,466
Fidelity Central Funds	(630)
Foreign currency transactions	(35,674)
Total net realized gain (loss)		98,024,548
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(167,454,528)
Assets and liabilities in foreign currencies	(53,300)
Total change in net unrealized appreciation (depreciation)		(167,507,828)
Net gain (loss)		(69,483,280)
Net increase (decrease) in net assets resulting from operations		$(24,987,070)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$44,496,210	$45,723,582
Net realized gain (loss)	98,024,548	299,980,969
Change in net unrealized appreciation (depreciation)	(167,507,828)	(369,315,122)
Net increase (decrease) in net assets resulting from operations	(24,987,070)	(23,610,571)
Distributions to shareholders	(212,172,340)	–
Distributions to shareholders from net investment income	–	(43,177,465)
Distributions to shareholders from net realized gain	–	(165,062,987)
Total distributions	(212,172,340)	(208,240,452)
Share transactions - net increase (decrease)	(530,026,269)	(437,546,127)
Total increase (decrease) in net assets	(767,185,679)	(669,397,150)
Net Assets
Beginning of period	2,192,112,247	2,861,509,397
End of period	$1,424,926,568	$2,192,112,247
Other Information
Undistributed net investment income end of period		$5,261,183

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Consumer Staples Portfolio Class A

Years ended February 28,	2019	2018	2017	2016A	2015
Selected Per–Share Data
Net asset value, beginning of period	$87.07	$96.18	$89.78	$101.33	$87.93
Income from Investment Operations
Net investment income (loss)B	2.08C	1.54	1.28	1.34	1.37
Net realized and unrealized gain (loss)	(2.64)	(2.80)	9.12	(4.86)	17.28
Total from investment operations	(.56)	(1.26)	10.40	(3.52)	18.65
Distributions from net investment income	(2.11)	(1.55)	(1.37)	(1.31)	(1.28)
Distributions from net realized gain	(7.53)	(6.30)	(2.64)	(6.72)	(3.98)
Total distributions	(9.63)D	(7.85)	(4.00)E	(8.03)	(5.25)F
Redemption fees added to paid in capitalB	–	–	–G	–G	–G
Net asset value, end of period	$76.88	$87.07	$96.18	$89.78	$101.33
Total ReturnH,I	(.32)%	(1.68)%	11.91%	(3.51)%	21.95%
Ratios to Average Net AssetsJ,K
Expenses before reductions	1.05%	1.05%	1.04%	1.04%	1.05%
Expenses net of fee waivers, if any	1.05%	1.05%	1.04%	1.04%	1.05%
Expenses net of all reductions	1.04%	1.04%	1.03%	1.04%	1.05%
Net investment income (loss)	2.65%C	1.60%	1.37%	1.45%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$232,020	$317,366	$522,014	$470,249	$414,151
Portfolio turnover rateL	41%M	76%	56%M	63%	42%M

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.69 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.78%.

 D Total distributions of $9.63 per share is comprised of distributions from net investment income of $2.105 and distributions from net realized gain of $7.525 per share.

 E Total distributions of $4.00 per share is comprised of distributions from net investment income of $1.365 and distributions from net realized gain of $2.636 per share.

 F Total distributions of $5.25 per share is comprised of distributions from net investment income of $1.275 and distributions from net realized gain of $3.976 per share.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Total returns do not include the effect of the sales charges.

 J Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio Class M

Years ended February 28,	2019	2018	2017	2016A	2015
Selected Per–Share Data
Net asset value, beginning of period	$86.30	$95.42	$89.10	$100.61	$87.37
Income from Investment Operations
Net investment income (loss)B	1.85C	1.27	1.01	1.08	1.10
Net realized and unrealized gain (loss)	(2.61)	(2.78)	9.07	(4.83)	17.15
Total from investment operations	(.76)	(1.51)	10.08	(3.75)	18.25
Distributions from net investment income	(1.88)	(1.31)	(1.12)	(1.04)	(1.04)
Distributions from net realized gain	(7.53)	(6.30)	(2.64)	(6.72)	(3.98)
Total distributions	(9.41)	(7.61)	(3.76)	(7.76)	(5.01)D
Redemption fees added to paid in capitalB	–	–	–E	–E	–E
Net asset value, end of period	$76.13	$86.30	$95.42	$89.10	$100.61
Total ReturnF,G	(.59)%	(1.94)%	11.61%	(3.78)%	21.60%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.33%	1.32%	1.32%	1.32%	1.32%
Expenses net of fee waivers, if any	1.32%	1.32%	1.32%	1.32%	1.32%
Expenses net of all reductions	1.31%	1.31%	1.31%	1.31%	1.32%
Net investment income (loss)	2.37%C	1.33%	1.09%	1.17%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$60,069	$76,572	$89,925	$76,586	$81,489
Portfolio turnover rateJ	41%K	76%	56%K	63%	42%K

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.68 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.50%.

 D Total distributions of $5.01 per share is comprised of distributions from net investment income of $1.036 and distributions from net realized gain of $3.976 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio Class C

Years ended February 28,	2019	2018	2017	2016A	2015
Selected Per–Share Data
Net asset value, beginning of period	$84.85	$93.89	$87.77	$99.27	$86.32
Income from Investment Operations
Net investment income (loss)B	1.46C	.81	.56	.63	.65
Net realized and unrealized gain (loss)	(2.57)	(2.73)	8.92	(4.75)	16.93
Total from investment operations	(1.11)	(1.92)	9.48	(4.12)	17.58
Distributions from net investment income	(1.43)	(.82)	(.73)	(.65)	(.65)
Distributions from net realized gain	(7.53)	(6.30)	(2.64)	(6.72)	(3.98)
Total distributions	(8.95)D	(7.12)	(3.36)E	(7.38)F	(4.63)
Redemption fees added to paid in capitalB	–	–	–G	–G	–G
Net asset value, end of period	$74.79	$84.85	$93.89	$87.77	$99.27
Total ReturnH,I	(1.05)%	(2.41)%	11.07%	(4.23)%	21.03%
Ratios to Average Net AssetsJ,K
Expenses before reductions	1.79%	1.79%	1.80%	1.80%	1.80%
Expenses net of fee waivers, if any	1.79%	1.79%	1.79%	1.80%	1.80%
Expenses net of all reductions	1.78%	1.78%	1.79%	1.79%	1.80%
Net investment income (loss)	1.91%C	.86%	.61%	.69%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$150,822	$228,874	$308,350	$250,576	$228,151
Portfolio turnover rateL	41%M	76%	56%M	63%	42%M

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.67 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.04%.

 D Total distributions of $8.95 per share is comprised of distributions from net investment income of $1.427 and distributions from net realized gain of $7.525 per share.

 E Total distributions of $3.36 per share is comprised of distributions from net investment income of $.726 and distributions from net realized gain of $2.636 per share.

 F Total distributions of $7.38 per share is comprised of distributions from net investment income of $.651 and distributions from net realized gain of $6.724 per share.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Total returns do not include the effect of the contingent deferred sales charge.

 J Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio

Years ended February 28,	2019	2018	2017	2016A	2015
Selected Per–Share Data
Net asset value, beginning of period	$87.85	$97.01	$90.48	$102.03	$88.51
Income from Investment Operations
Net investment income (loss)B	2.34C	1.82	1.56	1.61	1.64
Net realized and unrealized gain (loss)	(2.67)	(2.82)	9.20	(4.89)	17.40
Total from investment operations	(.33)	(1.00)	10.76	(3.28)	19.04
Distributions from net investment income	(2.36)	(1.86)	(1.60)	(1.55)	(1.54)
Distributions from net realized gain	(7.53)	(6.30)	(2.64)	(6.72)	(3.98)
Total distributions	(9.89)	(8.16)	(4.23)D	(8.27)	(5.52)
Redemption fees added to paid in capitalB	–	–	–E	–E	–E
Net asset value, end of period	$77.63	$87.85	$97.01	$90.48	$102.03
Total ReturnF	(.03)%	(1.40)%	12.24%	(3.25)%	22.27%
Ratios to Average Net AssetsG,H
Expenses before reductions	.77%	.76%	.76%	.77%	.77%
Expenses net of fee waivers, if any	.76%	.76%	.76%	.77%	.77%
Expenses net of all reductions	.75%	.76%	.76%	.76%	.77%
Net investment income (loss)	2.94%C	1.89%	1.64%	1.72%	1.73%
Supplemental Data
Net assets, end of period (000 omitted)	$814,350	$1,328,696	$1,665,604	$2,039,983	$2,173,970
Portfolio turnover rateI	41%J	76%	56%J	63%	42%J

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.69 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.07%.

 D Total distributions of $4.23 per share is comprised of distributions from net investment income of $1.596 and distributions from net realized gain of $2.636 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio Class I

Years ended February 28,	2019	2018	2017	2016A	2015
Selected Per–Share Data
Net asset value, beginning of period	$87.68	$96.82	$90.34	$101.91	$88.33
Income from Investment Operations
Net investment income (loss)B	2.33C	1.81	1.54	1.60	1.59
Net realized and unrealized gain (loss)	(2.68)	(2.82)	9.19	(4.89)	17.40
Total from investment operations	(.35)	(1.01)	10.73	(3.29)	18.99
Distributions from net investment income	(2.36)	(1.83)	(1.61)	(1.55)	(1.44)
Distributions from net realized gain	(7.53)	(6.30)	(2.64)	(6.72)	(3.98)
Total distributions	(9.88)D	(8.13)	(4.25)	(8.28)E	(5.41)F
Redemption fees added to paid in capitalB	–	–	–G	–G	–G
Net asset value, end of period	$77.45	$87.68	$96.82	$90.34	$101.91
Total ReturnH	(.04)%	(1.41)%	12.22%	(3.26)%	22.26%
Ratios to Average Net AssetsI,J
Expenses before reductions	.77%	.78%	.78%	.78%	.80%
Expenses net of fee waivers, if any	.77%	.78%	.78%	.77%	.80%
Expenses net of all reductions	.76%	.77%	.77%	.77%	.80%
Net investment income (loss)	2.93%C	1.88%	1.63%	1.71%	1.70%
Supplemental Data
Net assets, end of period (000 omitted)	$159,614	$240,605	$275,616	$216,836	$198,538
Portfolio turnover rateK	41%L	76%	56%L	63%	42%L

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.69 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.06%.

 D Total distributions of $9.88 per share is comprised of distributions from net investment income of $2.357 and distributions from net realized gain of $7.525 per share.

 E Total distributions of $8.28 per share is comprised of distributions from net investment income of $1.553 and distributions from net realized gain of $6.724 per share.

 F Total distributions of $5.41 per share is comprised of distributions from net investment income of $1.436 and distributions from net realized gain of $3.976 per share.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Consumer Staples Portfolio Class Z

Year ended February 28,	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$81.61
Income from Investment Operations
Net investment income (loss)B	.05C
Net realized and unrealized gain (loss)	.33D
Total from investment operations	.38
Distributions from net investment income	(2.23)
Distributions from net realized gain	(2.40)
Total distributions	(4.63)
Net asset value, end of period	$77.36
Total ReturnE,F	.79%
Ratios to Average Net AssetsG,H
Expenses before reductions	.63%I
Expenses net of fee waivers, if any	.62%I
Expenses net of all reductions	.61%I
Net investment income (loss)	.16%C,I
Supplemental Data
Net assets, end of period (000 omitted)	$8,052
Portfolio turnover rateJ	41%K

 A For the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.26 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.69)%.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2019

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund commenced sale of Class Z shares on October 2, 2018. The Fund offers Class A, Class M, Class C, Consumer Staples, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $192,659 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, redemptions in-kind, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$239,129,292
Gross unrealized depreciation	(128,324,306)
Net unrealized appreciation (depreciation)	$110,804,986
Tax Cost	$1,332,147,560

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$110,805,693

The Fund intends to elect to defer to its next fiscal year $12,994,342 of capital losses recognized during the period November 1, 2018 to February 28, 2019.

The tax character of distributions paid was as follows:

	February 28, 2019	February 28, 2018
Ordinary Income	$42,628,113	$ 43,177,465
Long-term Capital Gains	169,544,227	165,062,987
Total	$212,172,340	$ 208,240,452

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $670,662,184 and $1,053,856,444, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$637,771	$–
Class M	.25%	.25%	326,316	–
Class C	.75%	.25%	1,770,491	–
			$2,734,578	$ -

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$98,513
Class M	11,157
Class C(a)	12,886
$122,556

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$549,689.22
Class M	155,410.24
Class C	368,347.21
Consumer Staples	1,619,894.18
Class I	360,468.18
Class Z	792	.05(a)
	$3,054,600

 (a) Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $28,524 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$5,611,556	2.20%	$15,443

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $7,910.

Affiliated Redemptions In-Kind. During the period, 3,404,232 shares of the Fund were redeemed in-kind for investments and cash with a value of $278,330,010. The net realized gain of $70,956,466 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,913 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $162,259.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $1,854,000. The weighted average interest rate was 2.41%. The interest expense amounted to $372 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $259,881 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $16,696 and a portion of class-level operating expenses as follows:

Amount
Class A	$2,607
Class M	675
Class C	1,696
Consumer Staples	9,161
Class I	1,789
Class Z	91
$16,019

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2019(a)	Year ended February 28, 2018
Distributions to shareholders
Class A	$31,532,315	$–
Class M	7,789,847	–
Class C	21,174,166	–
Consumer Staples	126,567,988	–
Class I	24,805,720	–
Class Z	302,304	–
Total	$212,172,340	$–
From net investment income
Class A	$–	$5,661,958
Class M	–	1,157,943
Class C	–	2,342,161
Consumer Staples	–	28,193,421
Class I	–	5,821,982
Total	$–	$43,177,465
From net realized gain
Class A	$–	$23,291,142
Class M	–	5,598,245
Class C	–	18,434,923
Consumer Staples	–	96,942,698
Class I	–	20,795,979
Total	$–	$165,062,987

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2019(a)	Year ended February 28, 2018	Year ended February 28, 2019 (a)	Year ended February 28, 2018
Class A
Shares sold	449,932	878,413	$35,089,323	$84,134,789
Reinvestment of distributions	398,204	304,910	30,796,418	28,169,668
Shares redeemed	(1,475,083)	(2,965,599)	(115,548,253)	(284,396,390)
Net increase (decrease)	(626,947)	(1,782,276)	$(49,662,512)	$(172,091,933)
Class M
Shares sold	79,651	105,204	$6,204,264	$10,021,877
Reinvestment of distributions	101,114	73,231	7,739,839	6,708,282
Shares redeemed	(278,973)	(233,572)	(21,711,204)	(22,022,226)
Net increase (decrease)	(98,208)	(55,137)	$(7,767,101)	$(5,292,067)
Class C
Shares sold	207,723	324,616	$15,770,092	$30,510,004
Reinvestment of distributions	267,367	218,231	20,225,054	19,684,994
Shares redeemed	(1,155,923)	(1,129,562)	(88,087,579)	(104,331,925)
Net increase (decrease)	(680,833)	(586,715)	$(52,092,433)	$(54,136,927)
Consumer Staples
Shares sold	1,329,875	1,946,234	$104,789,246	$188,435,249
Reinvestment of distributions	1,509,435	1,262,390	118,306,244	117,653,205
Shares redeemed	(7,473,301)(b)	(5,253,889)	(599,358,298)(b)	(504,239,846)
Net increase (decrease)	(4,633,991)	(2,045,265)	$(376,262,808)	$(198,151,392)
Class I
Shares sold	973,629	2,545,385	$76,737,622	$246,802,163
Reinvestment of distributions	293,006	261,308	22,761,304	24,362,082
Shares redeemed	(1,949,992)	(2,909,251)	(151,953,970)	(279,038,053)
Net increase (decrease)	(683,357)	(102,558)	$(52,455,044)	$(7,873,808)
Class Z
Shares sold	110,114	–	$8,671,440	$–
Reinvestment of distributions	3,266	–	238,969	–
Shares redeemed	(9,296)	–	(696,780)	–
Net increase (decrease)	104,084	–	$8,213,629	$–

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to February 28, 2019.

 (b) Amount includes in-kind redemptions (see the Affiliated Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Consumer Staples Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Consumer Staples Portfolio (one of the funds constituting Fidelity Select Portfolios, referred to hereafter as the "Fund") as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28,2019, including the related notes, and the financial highlights for ieach of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 287 funds. Mr. Wiley oversees 195 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2018

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2018

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2018 to February 28, 2019) for Class A, Class M, Class C, Consumer Staples and Class I, and for the period (October 2, 2018 to February 28,2019) for Class Z. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2018 to February 28, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value February 28, 2019	Expenses Paid During Period
Class A	1.05%
Actual		$1,000.00	$1,010.40	$5.23-B
Hypothetical-C		$1,000.00	$1,019.59	$5.26-D
Class M	1.32%
Actual		$1,000.00	$1,009.00	$6.58-B
Hypothetical-C		$1,000.00	$1,018.25	$6.61-D
Class C	1.80%
Actual		$1,000.00	$1,006.80	$8.96-B
Hypothetical-C		$1,000.00	$1,015.87	$9.00-D
Consumer Staples	.77%
Actual		$1,000.00	$1,011.90	$3.84-B
Hypothetical-C		$1,000.00	$1,020.98	$3.86-D
Class I	.77%
Actual		$1,000.00	$1,011.80	$3.84-B
Hypothetical-C		$1,000.00	$1,020.98	$3.86-D
Class Z	.62%
Actual		$1,000.00	$1,007.90	$2.56-B
Hypothetical-C		$1,000.00	$1,021.72	$3.11-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for Class A, Class M, Class C, Consumer Staples and Class I and multiplied by 150/365 (to reflect the period October 2, 2018 to February 28, 2019) for Class Z.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2019, $50,171,843, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, Consumer Staples, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Consumer Staples, Class I, and Class Z designate 100% of each dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Consumer Staples Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. SelectCo and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The fund had a portfolio manager change in November 2017. The Board will continue to monitor closely the fund's performance, taking into account the portfolio manager change.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below.

Consumer Staples Portfolio

The Board considered the fund's underperformance for different time periods based on the June 30, 2018 data presented above and based on earlier periods ended prior to June 30, 2018. The Board's discussions with SelectCo regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; attribution reports on contributors to the fund's underperformance; and the applicable portfolio manager's explanation of his or her underperformance. The Board engages with SelectCo on steps that might be taken to address a fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Consumer Staples Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for the 12-month period ended June 30, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SELCS-ANN-0419
1.846042.112

Fidelity® Select Portfolios® Utilities Sector Utilities Portfolio Annual Report February 28, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2019	Past 1 year	Past 5 years	Past 10 years
Utilities Portfolio	20.17%	9.71%	13.66%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Utilities Portfolio on February 28, 2009.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$35,984	Utilities Portfolio
$46,739	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 4.68% for the 12 months ending February 28, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 11.48% year-to-date, its strongest two-month opening since 1991, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors fared worst, with financials (-6%) and materials (-6%) both losing ground. Energy gained 1%, while communication services and industrials each rose roughly 2%. In contrast, the defensive utilities (+20%), real estate (+20%) and health care (+11%) sectors led the way, while consumer staples finished near the index. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength contributed to advances of 9% and roughly 7%, respectively.

Comments from Portfolio Manager Douglas Simmons:  For the year ending February 28, 2019, the fund gained 20.17%, trailing the 21.18% result of the sector benchmark, the MSCI U.S. IMI Utilities 25/50 Index, but easily topping the S&P 500®. Utilities – often viewed by investors as a defensive sector – pulled ahead of the broader U.S. equity market the past 12 months, amid heightened market volatility attributed to rising policy interest rates, concern about the slowing global economy and trade conflict between the U.S. and China. Versus the MSCI index, stock picking in electric utilities detracted notably from fund performance. The fund's stake in California-based PG&E, which filed for bankruptcy in mid-January after being found liable for the state's 2017 "Camp Fire" wildfire, hurt more than any other individual fund position versus the benchmark. The fund's non-benchmark position in cable giant Comcast detracted on a relative basis as well, partly due to uncertainty surrounding the company's acquisitions of British cable provider Sky and television assets from Twenty-First Century Fox. I sold the fund's Comcast stake by period end. Conversely, a large overweighting in independent power producers (IPPs) & energy traders added value. On an individual basis, positions in NRG Energy, Vistra Energy and AES – all IPPs – contributed to the fund's relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of February 28, 2019

% of fund's net assets
Dominion Resources, Inc.	11.7
Sempra Energy	8.4
Southern Co.	7.6
Exelon Corp.	7.3
NextEra Energy, Inc.	6.3
FirstEnergy Corp.	5.9
Entergy Corp.	4.9
Public Service Enterprise Group, Inc.	4.7
Edison International	4.2
PPL Corp.	4.1
65.1

Top Industries (% of fund's net assets)

As of February 28, 2019
Electric Utilities	53.1%
Multi-Utilities	29.9%
Independent Power and Renewable Electricity Producers	4.6%
Gas Utilities	4.4%
Oil, Gas & Consumable Fuels	2.2%
All Others*	5.8%

* Includes short-term investments and net other assets (liabilities).

Schedule of Investments February 28, 2019

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
Diversified Telecommunication Services - 2.2%
Integrated Telecommunication Services - 2.2%
AT&T, Inc.	724,800	$22,555,776
Electric Utilities - 53.1%
Electric Utilities - 53.1%
American Electric Power Co., Inc.	342,400	27,785,760
Edison International	725,200	43,432,228
Entergy Corp.	548,086	51,152,866
Evergy, Inc.	581,266	32,498,582
Eversource Energy	314,906	21,983,588
Exelon Corp.	1,564,192	76,004,089
FirstEnergy Corp.	1,501,495	61,185,921
NextEra Energy, Inc.	347,870	65,302,156
PG&E Corp. (a)	688,460	11,724,474
PPL Corp.	1,328,468	42,736,816
Southern Co.	1,584,100	78,713,929
Vistra Energy Corp.	1,521,207	39,612,230
		552,132,639
Gas Utilities - 4.4%
Gas Utilities - 4.4%
Atmos Energy Corp.	310,048	30,648,245
Chesapeake Utilities Corp.	21,823	1,964,288
South Jersey Industries, Inc.	449,586	13,015,515
		45,628,048
Independent Power and Renewable Electricity Producers - 4.6%
Independent Power Producers & Energy Traders - 2.6%
NRG Energy, Inc.	483,102	20,135,691
The AES Corp.	395,126	6,808,021
		26,943,712
Renewable Electricity - 2.0%
Atlantica Yield PLC	211,217	4,215,891
NextEra Energy Partners LP	388,801	16,792,315
		21,008,206

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		47,951,918

Media - 1.0%
Cable & Satellite - 1.0%
Altice U.S.A., Inc. Class A	478,500	10,436,085
Multi-Utilities - 29.9%
Multi-Utilities - 29.9%
Avangrid, Inc.	435,173	21,040,615
CenterPoint Energy, Inc.	888,300	26,773,362
Dominion Resources, Inc.	1,646,463	121,986,444
Public Service Enterprise Group, Inc.	832,870	48,981,085
RWE AG	198,700	4,850,203
Sempra Energy	726,818	87,537,960
		311,169,669
Oil, Gas & Consumable Fuels - 2.2%
Oil & Gas Storage & Transport - 2.2%
Cheniere Energy, Inc. (a)	275,901	17,781,819
The Williams Companies, Inc.	203,800	5,439,422
		23,221,241
Semiconductors & Semiconductor Equipment - 0.3%
Semiconductors - 0.3%
First Solar, Inc. (a)	59,310	3,116,741
Water Utilities - 0.6%
Water Utilities - 0.6%
SJW Corp.	106,102	6,490,259
TOTAL COMMON STOCKS
(Cost $852,015,742)		1,022,702,376

Money Market Funds - 1.3%
Fidelity Cash Central Fund, 2.44% (b)
(Cost $13,769,342)	13,766,588	13,769,342
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $865,785,084)		1,036,471,718
NET OTHER ASSETS (LIABILITIES) - 0.4%		4,291,376
NET ASSETS - 100%		$1,040,763,094

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$329,868
Fidelity Securities Lending Cash Central Fund	4,156
Total	$334,024

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $852,015,742)	$1,022,702,376
Fidelity Central Funds (cost $13,769,342)	13,769,342
Total Investment in Securities (cost $865,785,084)		$1,036,471,718
Receivable for investments sold		2,515,223
Receivable for fund shares sold		1,911,276
Dividends receivable		5,131,170
Distributions receivable from Fidelity Central Funds		33,664
Prepaid expenses		5,977
Other receivables		31,379
Total assets		1,046,100,407
Liabilities
Payable for investments purchased	$2,723,784
Payable for fund shares redeemed	1,946,232
Accrued management fee	456,608
Other affiliated payables	175,819
Other payables and accrued expenses	34,870
Total liabilities		5,337,313
Net Assets		$1,040,763,094
Net Assets consist of:
Paid in capital		$899,955,289
Total distributable earnings (loss)		140,807,805
Net Assets, for 12,198,716 shares outstanding		$1,040,763,094
Net Asset Value, offering price and redemption price per share ($1,040,763,094 ÷ 12,198,716 shares)		$85.32

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2019
Investment Income
Dividends		$25,389,942
Income from Fidelity Central Funds		334,024
Total income		25,723,966
Expenses
Management fee	$4,354,527
Transfer agent fees	1,450,696
Accounting and security lending fees	279,016
Custodian fees and expenses	9,547
Independent trustees' fees and expenses	4,321
Registration fees	113,722
Audit	44,234
Legal	4,546
Interest	671
Miscellaneous	6,010
Total expenses before reductions	6,267,290
Expense reductions	(188,404)
Total expenses after reductions		6,078,886
Net investment income (loss)		19,645,080
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	39,201,427
Redemptions in-kind with affiliated entities	26,295,315
Fidelity Central Funds	1,425
Foreign currency transactions	6,091
Total net realized gain (loss)		65,504,258
Change in net unrealized appreciation (depreciation) on investment securities		53,870,262
Net gain (loss)		119,374,520
Net increase (decrease) in net assets resulting from operations		$139,019,600

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2019	Year ended February 28, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,645,080	$14,714,702
Net realized gain (loss)	65,504,258	36,453,162
Change in net unrealized appreciation (depreciation)	53,870,262	(21,215,157)
Net increase (decrease) in net assets resulting from operations	139,019,600	29,952,707
Distributions to shareholders	(73,577,455)	–
Distributions to shareholders from net investment income	–	(12,115,593)
Distributions to shareholders from net realized gain	–	(29,852,182)
Total distributions	(73,577,455)	(41,967,775)
Share transactions
Proceeds from sales of shares	638,656,367	273,622,475
Reinvestment of distributions	68,851,242	39,960,296
Cost of shares redeemed	(449,165,874)	(280,726,603)
Net increase (decrease) in net assets resulting from share transactions	258,341,735	32,856,168
Redemption fees	–	79
Total increase (decrease) in net assets	323,783,880	20,841,179
Net Assets
Beginning of period	716,979,214	696,138,035
End of period	$1,040,763,094	$716,979,214
Other Information
Undistributed net investment income end of period		$1,233,166
Shares
Sold	7,498,067	3,316,107
Issued in reinvestment of distributions	812,301	481,973
Redeemed	(5,452,798)	(3,492,131)
Net increase (decrease)	2,857,570	305,949

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Utilities Portfolio

Years ended February 28,	2019	2018	2017	2016 A	2015
Selected Per–Share Data
Net asset value, beginning of period	$76.75	$77.05	$66.88	$72.85	$70.64
Income from Investment Operations
Net investment income (loss)B	2.06	1.62	1.52	1.39	1.41
Net realized and unrealized gain (loss)	13.35	2.56	10.44	(4.49)	6.40
Total from investment operations	15.41	4.18	11.96	(3.10)	7.81
Distributions from net investment income	(1.37)	(1.29)	(1.77)	(1.60)	(1.20)
Distributions from net realized gain	(5.46)	(3.19)	(.02)	(1.27)	(4.42)
Total distributions	(6.84)C	(4.48)	(1.79)	(2.87)	(5.61)D
Redemption fees added to paid in capitalB	–	–E	–E	–E	.01
Net asset value, end of period	$85.32	$76.75	$77.05	$66.88	$72.85
Total ReturnF	20.17%	4.99%	18.21%	(4.19)%	11.22%
Ratios to Average Net AssetsG,H
Expenses before reductions	.78%	.78%	.79%	.80%	.80%
Expenses net of fee waivers, if any	.78%	.78%	.79%	.79%	.80%
Expenses net of all reductions	.76%	.77%	.78%	.78%	.80%
Net investment income (loss)	2.45%	2.00%	2.09%	2.05%	1.89%
Supplemental Data
Net assets, end of period (000 omitted)	$1,040,763	$716,979	$696,138	$808,235	$988,426
Portfolio turnover rateI	97%J	66%J	70%J	74%	129%J

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $6.84 per share is comprised of distributions from net investment income of $1.373 and distributions from net realized gain of $5.463 per share.

 D Total distributions of $5.61 per share is comprised of distributions from net investment income of $1.199 and distributions from net realized gain of $4.415 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2019

1. Organization.

Utilities Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3– unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Book-tax differences are primarily due to foreign currency transactions, redemptions in kind, partnerships, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$174,561,691
Gross unrealized depreciation	(14,337,396)
Net unrealized appreciation (depreciation)	$160,224,295
Tax Cost	$876,247,423

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$–
Undistributed ordinary income	$–
Net unrealized appreciation (depreciation) on securities and other investments	$160,224,295

The Fund intends to elect to defer to its next fiscal year $19,416,492 of capital losses recognized during the period November 1, 2018 to February 28, 2019.

The tax character of distributions paid was as follows:

	February 28, 2019	February 28, 2018
Ordinary Income	$17,473,751	$ 12,115,593
Long-term Capital Gains	56,103,704	29,852,182
Total	$73,577,455	$ 41,967,775

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $1,083,146,105 and $775,284,495, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $24,282 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$2,275,000	2.65%	$671

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 1,469,597 shares of the Fund were redeemed in-kind for investments and cash with a value of $117,288,521. The net realized gain of $26,295,315 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,071 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $4,156.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $180,901 for the period.

In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody and transfer agent expenses by $38 and $85, respectively.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $7,380.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Select Portfolios and Shareholders of Utilities Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Utilities Portfolio (one of the funds constituting Fidelity Select Portfolios, referred to hereafter as the "Fund") as of February 28, 2019, the related statement of operations for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the five years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 10, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Mr. Michael E. Wiley each of the Trustees oversees 287 funds. Mr. Wiley oversees 195 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2018

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2018

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2018

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2018

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2018

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2018

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2018

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2018

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2018 to February 28, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Expenses Paid During Period-B September 1, 2018 to February 28, 2019
Actual	.78%	$1,000.00	$1,042.20	$3.95
Hypothetical-C		$1,000.00	$1,020.93	$3.91

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2019, $53,770,455, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Utilities Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity SelectCo, LLC (SelectCo), an affiliate of Fidelity Management & Research Company (FMR), and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. SelectCo and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below.

Utilities Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Utilities Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under SelectCo's management plus assets under FMR's management). SelectCo calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total group assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SELUTL-ANN-0419
1.813626.114

Item 2.

Code of Ethics

As of the end of the period, February 28, 2019, Fidelity Select Portfolios (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communication Services Portfolio, Communications Equipment Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Health Care Services Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Technology and Devices Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Semiconductors Portfolio, Software and IT Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio and Wireless Portfolio (the “Funds”):

Services Billed by PwC

February 28, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$34,000	$2,800	$2,600	$1,400
Automotive Portfolio	$34,000	$2,800	$2,600	$1,400
Banking Portfolio	$34,000	$2,800	$3,700	$1,400
Biotechnology Portfolio	$65,000	$5,300	$32,800	$2,600
Brokerage and Investment Management Portfolio	$34,000	$2,800	$3,400	$1,400
Chemicals Portfolio	$33,000	$2,800	$2,800	$1,400
Communication Services Portfolio	$41,000	$2,900	$2,600	$1,400
Communications Equipment Portfolio	$34,000	$2,800	$2,600	$1,400
Computers Portfolio	$34,000	$2,900	$3,500	$1,400
Construction and Housing Portfolio	$33,000	$2,800	$2,600	$1,300
Consumer Discretionary Portfolio	$36,000	$2,800	$2,600	$1,400
Consumer Finance Portfolio	$35,000	$2,800	$2,600	$1,400
Consumer Staples Portfolio	$43,000	$3,200	$2,600	$1,500
Defense and Aerospace Portfolio	$34,000	$2,800	$2,600	$1,400
Energy Portfolio	$37,000	$2,900	$3,000	$1,400
Energy Service Portfolio	$34,000	$2,900	$3,000	$1,400
Environment and Alternative Energy Portfolio	$33,000	$2,800	$2,600	$1,400
Financial Services Portfolio	$37,000	$2,900	$2,600	$1,400
Gold Portfolio	$59,000	$4,900	$6,900	$2,400
Health Care Portfolio	$40,000	$3,100	$2,600	$1,500
Health Care Services Portfolio	$34,000	$2,800	$2,600	$1,400
Industrials Portfolio	$38,000	$2,800	$2,600	$1,400
Insurance Portfolio	$34,000	$2,800	$3,700	$1,400
IT Services Portfolio	$34,000	$2,800	$2,600	$1,400
Leisure Portfolio	$34,000	$2,800	$2,800	$1,400
Materials Portfolio	$44,000	$3,200	$2,600	$1,500
Medical Technology and Devices Portfolio	$34,000	$2,800	$2,600	$1,400
Natural Gas Portfolio	$33,000	$2,800	$2,800	$1,400
Natural Resources Portfolio	$33,000	$2,700	$2,800	$1,300
Pharmaceuticals Portfolio	$33,000	$2,800	$2,600	$1,400
Retailing Portfolio	$34,000	$2,800	$2,600	$1,400
Semiconductors Portfolio	$34,000	$2,800	$3,500	$1,400
Software and IT Services Portfolio	$33,000	$2,800	$2,600	$1,300
Technology Portfolio	$40,000	$3,100	$2,600	$1,500
Telecommunications Portfolio	$43,000	$3,100	$2,600	$1,500
Transportation Portfolio	$34,000	$2,800	$2,600	$1,400
Utilities Portfolio	$36,000	$2,800	$2,600	$1,400
Wireless Portfolio	$33,000	$2,700	$2,600	$1,300

February 28, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$33,000	$3,000	$2,600	$1,300
Automotive Portfolio	$33,000	$3,000	$2,600	$1,200
Banking Portfolio	$32,000	$3,000	$2,800	$1,200
Biotechnology Portfolio	$63,000	$4,300	$48,200	$1,800
Brokerage and Investment Management Portfolio	$33,000	$3,000	$2,800	$1,300
Chemicals Portfolio	$33,000	$3,000	$2,800	$1,200
Communication Services Portfolio	$32,000	$3,000	$3,300	$1,200
Communications Equipment Portfolio	$33,000	$3,000	$2,600	$1,200
Computers Portfolio	$34,000	$3,000	$2,600	$1,300
Construction and Housing Portfolio	$33,000	$2,900	$2,600	$1,200
Consumer Discretionary Portfolio	$35,000	$3,000	$5,100	$1,200
Consumer Finance Portfolio	$34,000	$3,000	$3,700	$1,300
Consumer Staples Portfolio	$39,000	$3,400	$5,100	$1,400
Defense and Aerospace Portfolio	$33,000	$3,000	$2,600	$1,300
Energy Portfolio	$36,000	$3,100	$6,400	$1,300
Energy Service Portfolio	$33,000	$3,000	$2,800	$1,300
Environment and Alternative Energy Portfolio	$32,000	$3,000	$2,600	$1,200
Financial Services Portfolio	$36,000	$3,000	$5,300	$1,300
Gold Portfolio	$54,000	$5,100	$6,900	$2,100
Health Care Portfolio	$39,000	$3,300	$5,100	$1,400
Health Care Services Portfolio	$33,000	$3,000	$2,600	$1,200
Industrials Portfolio	$35,000	$3,000	$5,100	$1,200
Insurance Portfolio	$33,000	$3,000	$2,800	$1,300
IT Services Portfolio	$33,000	$3,000	$2,600	$1,300
Leisure Portfolio	$33,000	$3,000	$2,800	$1,300
Materials Portfolio	$40,000	$3,400	$5,800	$1,400
Medical Technology and Devices Portfolio	$32,000	$3,000	$2,600	$1,200
Natural Gas Portfolio	$32,000	$3,000	$2,800	$1,200
Natural Resources Portfolio	$32,000	$2,900	$4,600	$1,200
Pharmaceuticals Portfolio	$32,000	$3,000	$2,600	$1,200
Retailing Portfolio	$33,000	$3,000	$2,600	$1,300
Semiconductors Portfolio	$34,000	$3,000	$2,600	$1,300
Software and IT Services Portfolio	$32,000	$2,900	$2,600	$1,200
Technology Portfolio	$36,000	$3,300	$2,600	$1,400
Telecommunications Portfolio	$40,000	$3,300	$5,100	$1,400
Transportation Portfolio	$32,000	$3,000	$2,600	$1,200
Utilities Portfolio	$35,000	$3,000	$5,100	$1,200
Wireless Portfolio	$32,000	$2,900	$3,300	$1,200

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity SelectCo, LLC (“SelectCo”) and entities controlling, controlled by, or under common control with SelectCo (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	February 28, 2019A	February 28, 2018A
Audit-Related Fees	$7,930,000	$8,360,000
Tax Fees	$15,000	$30,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, SelectCo (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	February 28, 2019A	February 28, 2018A
PwC	$11,430,000	$11,090,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and SelectCo’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Select Portfolios

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	April 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	April 24, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	April 24, 2019